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                      BANC OF AMERICA FUNDING CORPORATION,

                                  as Depositor,

                             WELLS FARGO BANK, N.A.,

                as Master Servicer and Securities Administrator,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                               Dated June 29, 2006

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                       Mortgage Pass-Through Certificates

                                  Series 2006-4

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                                TABLE OF CONTENTS

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                                              ARTICLE I DEFINITIONS

Section 1.01   Defined Terms....................................................................................4
Section 1.02   Interest Calculations...........................................................................38

                   ARTICLE II CONVEYANCE OF MORTGAGE LOANS ORIGINAL ISSUANCE OF CERTIFICATES

                       ARTICLE III ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

Section 3.06   Rights of the Depositor, the Securities Administrator and the Trustee in Respect of the

Section 3.09   Collection of Mortgage Loan Payments; Master Servicer Custodial Account; Certificate Account;

                                      - i -

                                    ARTICLE IV MASTER SERVICER'S CERTIFICATE

Section 4.01   Master Servicer's Certificate...................................................................76

                 ARTICLE V PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC ADMINISTRATION

                                          ARTICLE VI THE CERTIFICATES

                               ARTICLE VII THE DEPOSITOR AND THE MASTER SERVICER

                                              ARTICLE VIII DEFAULT

Section 8.01   Events of Default..............................................................................101
Section 8.02   Remedies of Trustee............................................................................103

                                     - ii -

                            ARTICLE IX THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

                                             ARTICLE X TERMINATION

Section 10.01  Termination upon Purchase or Liquidation of All Mortgage Loans.................................119
Section 10.02  Additional Termination Requirements............................................................121

                                      ARTICLE XI MISCELLANEOUS PROVISIONS

                                     - iii -

                                    EXHIBITS

Exhibit A-AR         Form of Face of Class A-R Certificate
Exhibit A-A1         Form of Face of Class A-1 Certificate
Exhibit A-A2         Form of Face of Class A-2 Certificate
Exhibit A-A3         Form of Face of Class A-3 Certificate
Exhibit A-A4         Form of Face of Class A-4 Certificate
Exhibit A-A5         Form of Face of Class A-5 Certificate
Exhibit A-A6         Form of Face of Class A-6 Certificate
Exhibit A-A7         Form of Face of Class A-7 Certificate
Exhibit A-A8         Form of Face of Class A-8 Certificate
Exhibit A-A9         Form of Face of Class A-9 Certificate
Exhibit A-A10        Form of Face of Class A-10 Certificate
Exhibit A-A11        Form of Face of Class A-11 Certificate
Exhibit A-A12        Form of Face of Class A-12 Certificate
Exhibit A-A13        Form of Face of Class A-13 Certificate
Exhibit A-A14        Form of Face of Class A-14 Certificate
Exhibit A-A15        Form of Face of Class A-15 Certificate
Exhibit A-A16        Form of Face of Class A-16 Certificate
Exhibit A-A17        Form of Face of Class A-17 Certificate
Exhibit A-A18        Form of Face of Class A-18 Certificate
Exhibit A-A19        Form of Face of Class A-19 Certificate
Exhibit A-A20        Form of Face of Class A-20 Certificate
Exhibit A-A21        Form of Face of Class A-21 Certificate
Exhibit A-A22        Form of Face of Class A-22 Certificate
Exhibit A-A23        Form of Face of Class A-23 Certificate
Exhibit A-A24        Form of Face of Class A-24 Certificate
Exhibit A-A25        Form of Face of Class A-25 Certificate
Exhibit A-A26        Form of Face of Class A-26 Certificate
Exhibit A-A27        Form of Face of Class A-27 Certificate
Exhibit A-A28        Form of Face of Class A-28 Certificate
Exhibit A-A29        Form of Face of Class A-29 Certificate
Exhibit A-A30        Form of Face of Class A-30 Certificate
Exhibit A-A31        Form of Face of Class A-31 Certificate
Exhibit A-30IO       Form of Face of Class 30-IO Certificate
Exhibit A-30PO       Form of Face of Class 30-PO Certificate
Exhibit B-M          Form of Face of Class M Certificate
Exhibit B-B1         Form of Face of Class B-1 Certificate
Exhibit B-B2         Form of Face of Class B-2 Certificate
Exhibit B-B3         Form of Face of Class B-3 Certificate
Exhibit B-B4         Form of Face of Class B-4 Certificate
Exhibit B-B5         Form of Face of Class B-5 Certificate
Exhibit B-B6         Form of Face of Class B-6 Certificate
Exhibit C            Form of Reverse of all Certificates
Exhibit D            Mortgage Loan Schedule
Exhibit E            Request for Release of Documents

                                     - iv -

Exhibit F            Form of Certification of Establishment of Account
Exhibit G-1          Form of Transferor's Certificate
Exhibit G-2A         Form 1 of Transferee's Certificate
Exhibit G-2B         Form 2 of Transferee's Certificate
Exhibit H            Form of Transferee Representation Letter for ERISA-
                     Restricted Certificates
Exhibit I            Form of Affidavit Regarding Transfer of Residual
                     Certificate
Exhibit J            List of Recordation States
Exhibit K            Form of Initial Certification
Exhibit L            Form of Final Certification
Exhibit M            Form of Sarbanes-Oxley Certification
Exhibit N            Form of Securities Administrator's Certification
Exhibit O-1          Class A-1 Yield Maintenance Agreement
Exhibit O-2          Class A-3 Yield Maintenance Agreement
Exhibit O-3          Class A-7 Yield Maintenance Agreement
Exhibit P            Relevant Servicing Criteria
Exhibit Q            Additional Form 10-D Disclosure
Exhibit R            Additional Form 10-K Disclosure
Exhibit S            Form 8-K Disclosure Information
Exhibit T            [Reserved]
Exhibit U            Additional Disclosure Notification
Exhibit V            Available Combinations
Exhibit W            Form of Request for Exchange of Exchangeable REMIC or
                     Exchangeable Certificates

                                      - v -

                         POOLING AND SERVICING AGREEMENT

      THIS POOLING AND SERVICING AGREEMENT, dated June 29, 2006, is hereby executed by and among BANC OF AMERICA FUNDING CORPORATION, as depositor
(together with its permitted successors and assigns, the "Depositor"), WELLS
FARGO BANK, N.A., as master servicer (together with its permitted successors and assigns, in such capacity, the "Master Servicer") and as securities administrator (together with its permitted successors and assigns, in such capacity, the "Securities Administrator"), and U.S. BANK NATIONAL ASSOCIATION,
as trustee (together with its permitted successors and assigns, the "Trustee").

                         W I T N E S S E T H  T H A T:

      In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

      In exchange for the Certificates, the Depositor hereby conveys the Trust
Estate to the Trustee to create the Trust. As provided herein, the Securities
Administrator shall make elections to treat the Trust Estate (exclusive of the
Yield Maintenance Agreements, the Reserve Funds and the Exchangeable
Certificates Grantor Trust Account) as two separate real estate mortgage investment conduits (the "Upper-Tier REMIC" and the "Lower-Tier REMIC,"
respectively, and each a "REMIC"). The Uncertificated Lower-Tier Interests will represent the "regular interests" and the Class LR Interest shall be the
"residual interest" in the Lower-Tier REMIC for purposes of the REMIC
Provisions. The Uncertificated Lower-Tier Interests shall constitute the assets of the Upper-Tier REMIC. The Senior Certificates (other than the Class A-1,
Class A-3, Class A-7, Class A-R and Exchangeable Certificates), the Class A-1,
Class A-3 and Class A-7 Interests, the Class M Certificates and the Class B
Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC for purposes of the
REMIC Provisions. The Class UR Interest shall be the "residual interest" in the
Upper-Tier REMIC for purposes of the REMIC Provisions. The Class A-R Certificate shall represent beneficial ownership of the Class LR Interest and the Class UR
Interest. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

      The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:

                INITIAL CLASS
             CERTIFICATE BALANCE,                                 INTEGRAL
                MAXIMUM CLASS         PASS-                     MULTIPLES IN
             CERTIFICATE BALANCE     THROUGH      MINIMUM        EXCESS OF
CLASSES       OR NOTIONAL AMOUNT      RATE      DENOMINATION      MINIMUM
Class A-R      $           100       6.000%        $ 100            N/A
Class A-1      $    20,000,000         (1)        $ 1,000            $1

                  INITIAL CLASS
               CERTIFICATE BALANCE,                                 INTEGRAL
                  MAXIMUM CLASS         PASS-                     MULTIPLES IN
               CERTIFICATE BALANCE     THROUGH      MINIMUM        EXCESS OF
CLASSES         OR NOTIONAL AMOUNT      RATE      DENOMINATION      MINIMUM
Class A-2        $    20,000,000         (2)       $1,000,000          $1
Class A-3        $    63,376,000         (3)        $ 1,000            $1
Class A-4        $    63,376,000         (4)       $1,000,000          $1
Class A-5        $    28,199,000       6.000%       $ 1,000            $1
Class A-6        $     3,133,000       6.000%       $ 1,000            $1
Class A-7        $    10,000,000       6.000%       $ 1,000            $1
Class A-8        $   118,872,000       6.000%       $ 1,000            $1
Class A-9        $     6,191,000       6.000%       $ 1,000            $1
Class A-10       $    25,774,000       6.000%       $ 1,000            $1
Class A-11       $    91,873,000       6.000%       $ 1,000            $1
Class A-12       $    26,999,000       6.000%       $ 1,000            $1
Class A-13       $     6,246,000       6.000%       $ 1,000            $1
Class A-14       $    12,791,000       6.000%       $ 1,000            $1
Class A-15       $     6,737,000       6.000%       $ 1,000            $1
Class A-16       $       480,462         (5)        $ 25,000           $1
Class A-17       $     5,765,538       6.500%       $ 1,000            $1
Class A-18       $       983,924         (5)        $ 25,000           $1
Class A-19       $    11,807,076       6.500%       $ 1,000            $1
Class A-20       $       518,231         (5)        $ 25,000           $1
Class A-21       $     6,218,769       6.500%       $ 1,000            $1
Class A-22       $     1,982,617         (5)        $ 25,000           $1
Class A-23       $    23,791,383       6.500%       $ 1,000            $1
Class A-24       $       249,840         (5)        $ 25,000           $1
Class A-25       $     5,996,160       6.250%       $ 1,000            $1
Class A-26       $       511,640         (5)        $ 25,000           $1
Class A-27       $    12,279,360       6.250%       $ 1,000            $1
Class A-28       $       269,480         (5)        $ 25,000           $1
Class A-29       $     6,467,520       6.250%       $ 1,000            $1
Class A-30       $     1,030,960         (5)        $ 25,000           $1
Class A-31       $    24,743,040       6.250%       $ 1,000            $1
Class 30-IO      $    13,209,319       6.000%      $1,000,000          $1
Class 30-PO      $     2,178,383         (5)        $ 25,000           $1
Class M          $     4,967,000       6.000%       $ 25,000           $1
Class B-1        $     3,068,000       6.000%       $ 25,000           $1
Class B-2        $     2,338,000       6.000%       $ 25,000           $1
Class B-3        $     1,461,000       6.000%       $ 25,000           $1
Class B-4        $     1,022,000       6.000%       $ 25,000           $1
Class B-5        $     1,023,000       6.000%       $ 25,000           $1
Class B-6        $       584,913       6.000%       $ 25,000           $1

(1)   During the initial Interest Accrual Period, interest will accrue on the
      Class A-1 Certificates at the rate of 5.530% per annum. During each
      Interest Accrual Period thereafter, interest will accrue on the Class A-1
      Certificates at a per annum rate equal to (i) 0.400% plus (ii) LIBOR, subject to a minimum rate of 0.400% and a maximum rate of 6.000%.

                                      - 2 -

(2)   During the initial Interest Accrual Period, interest will accrue on the
      Class A-2 Certificates at the rate of 0.470% per annum. During each
      Interest Accrual Period thereafter, interest will accrue on the Class A-2
      Certificates at a per annum rate equal to (i) 5.600% minus (ii) LIBOR, subject to a minimum rate of 0.000% and a maximum rate of 5.600%.

(3)   During the initial Interest Accrual Period, interest will accrue on the
      Class A-3 Certificates at the rate of 5.640% per annum. During each
      Interest Accrual Period thereafter, interest will accrue on the Class A-3
      Certificates at a per annum rate equal to (i) 0.500% plus (ii) LIBOR, subject to a minimum rate of 0.500% and a maximum rate of 6.000%.

(4)   During the initial Interest Accrual Period, interest will accrue on the
      Class A-4 Certificates at the rate of 0.360% per annum. During each
      Interest Accrual Period thereafter, interest will accrue on the Class A-4
      Certificates at a per annum rate equal to (i) 5.500% minus (ii) LIBOR, subject to a minimum rate of 0.000% and a maximum rate of 5.500%.

(5)   The Class A-16, Class A-18, Class A-20, Class A-22, Class A-24, Class
      A-26, Class A-28, Class A-30 and Class 30-PO Certificates are Principal
      Only Certificates and will not be entitled to distributions in respect of interest.

                                      - 3 -

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

      10-K Filing Deadline: As defined in Section 3.22(c).

      1933 Act: The Securities Act of 1933, as amended.

      Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest
Accrual Period at the applicable Pass-Through Rate on the applicable Class
Certificate Balance or Notional Amount.

      Additional Disclosure Notification: The form of notification to be included with any Additional Form 10-D Disclosure, Additional Form 10-K
Disclosure or Form 8-K Disclosure Information which is attached hereto as
Exhibit U.

      Additional Form 10-D Disclosure: As defined in Section 3.22(b).

      Additional Form 10-K Disclosure: As defined in Section 3.22(c).

      Additional Servicer: A Subcontractor engaged by the Master Servicer or the
Securities Administrator that is a "servicer" within the meaning of Item 1101 of
Regulation AB and meets the criteria in Item 1108(a)(2)(i) through (iii) of
Regulation AB.

      Adjusted Pool Amount: With respect to any Distribution Date, the Cut-off
Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans
(including, without limitation, amounts received as Monthly Payments, Periodic
Advances, Principal Prepayments, Liquidation Proceeds and Substitution
Adjustment Amounts) and distributed to Holders of the Certificates on such
Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-off Date through the end of the month preceding such Distribution Date.

      Adjusted Pool Amount (Non-PO Portion): With respect to any Distribution
Date, the difference between the Adjusted Pool Amount and the Adjusted Pool
Amount (PO Portion).

      Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amount, calculated as follows, with respect to each Outstanding
Mortgage Loan: the product of (i) the PO Percentage for such Mortgage Loan and
(ii) the remainder of (A) the Cut-off Date Principal Balance of such Mortgage
Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation
Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the
Certificates on such Distribution Date and all prior Distribution Dates and (y)
the principal portion of any Realized

                                      - 4 -

Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-off Date through the end of the month preceding such Distribution Date.

      Administrative Fee Rate: With respect to each Mortgage Loan, the sum of
(i) the Servicing Fee Rate and (ii) the Master Servicing Fee Rate.

      Advance: A Periodic Advance or a Servicing Advance.

      Advance Date: As to any Distribution Date and each Mortgage Loan, the
Business Day preceding the related Remittance Date.

      Aggregate Denomination: As to any Class of Exchangeable REMIC or
Exchangeable Certificates and any date of determination, the aggregate of the
Denominations of the Outstanding Certificates of such Class on such date.

      Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

      Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan or, in certain cases, an automated valuation model (if applicable) or tax assessed value and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the
Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or, in certain cases, an automated valuation model (if applicable) or tax assessed value, or
(ii) the appraised value determined in an appraisal made at the request of a
Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

      Assessment of Compliance: As defined in Section 3.21(a).

      Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

      Attestation Report: As defined in Section 3.21(b).

      Authenticating Agents: As defined in Section 9.10.

      Back-up Certification: As defined in Section 3.22(e).

      BAFC: Banc of America Funding Corporation.

      BAMCC: Banc of America Mortgage Capital Corporation.

      BANA: Bank of America, National Association, a national banking association, or its successor in interest.

                                      - 5 -

      BANA Servicing Agreement: The Servicing Agreement, dated June 29, 2006, by and between BAFC, as depositor, and BANA, as servicer.

      Book-Entry Certificate: All Classes of Certificates other than the
Physical Certificates.

      BPP Mortgage Loan: Any Mortgage Loan which includes a Borrowers Protection
Plan(R) addendum to the related Mortgage Note whereby BANA agrees to cancel (i)
certain payments of principal and interest on such Mortgage Loan for up to twelve months upon the disability or involuntary unemployment of the Mortgagor or (ii) the outstanding principal balance of the Mortgage Loan upon the accidental death of the Mortgagor; provided that such Borrowers Protection
Plan(R) has not been terminated in accordance with its terms.

      BPP Mortgage Loan Payment: With respect to any BPP Mortgage Loan, the
Monthly Covered Amount or Total Covered Amount, if any, payable by BANA pursuant to Section 7(b) of the Mortgage Loan Purchase Agreement.

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New
York, the states in which the servicing offices of any Servicer are located, the state or states in which the master servicing offices of the Master Servicer are located or the state or states in which the Corporate Trust Offices of the
Trustee and the Securities Administrator are located are required or authorized by law or executive order to be closed.

      Buy-Down Account: The separate Eligible Account or Accounts created and maintained by a Servicer pursuant to Section 3.08.

      Buy-Down Agreement: An agreement governing the application of Buy-Down
Funds with respect to a Buy-Down Mortgage Loan.

      Buy-Down Funds: Money advanced by a builder, seller or other interested party to reduce a Mortgagor's monthly payment during the initial years of a
Buy-Down Mortgage Loan.

      Buy-Down Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buy-Down Agreement, the monthly interest payments made by the related
Mortgagor will be less than the scheduled monthly interest payments on such
Mortgage Loan, with the resulting difference in interest payments being provided from Buy-Down Funds.

      Calculated Principal Distribution: As defined in Section 5.03(d).

      Certificate: Any of the Banc of America Funding Corporation Mortgage
Pass-Through Certificates, Series 2006-4 that are issued pursuant to this
Agreement.

      Certificate Account: The Eligible Account created and maintained by the
Securities Administrator pursuant to Section 3.09(b) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the
Certificateholders and designated "Wells Fargo Bank, N.A., as Securities
Administrator for U.S. Bank National Association, as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through
Certificates,

                                      - 6 -

Series 2006-4." Funds in the Certificate Account shall be held in trust for the
Holders of the Certificates for the uses and purposes set forth in this
Agreement.

      Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates
of which such Certificate is a part.

      Certificate Custodian: Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the
Securities Administrator.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any
Definitive Certificate, the Certificateholder of such Certificate.

      Certificate Register: The register maintained pursuant to Section 6.02.

      Certificate Registrar: The registrar appointed pursuant to Section 6.02.

      Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that neither the
Securities Administrator nor the Trustee shall be responsible for knowing that any Certificate is registered in the name of an affiliate of the Depositor or the Master Servicer unless one of its Responsible Officers has actual knowledge thereof.

      Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class
A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class
A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17,
Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class
A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30,
Class A-31, Class A-R, Class 30-IO, Class 30-PO, Class M, Class B-1, Class B-2,
Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

      Class 30-IO Notional Amount: With respect to each Distribution Date, an amount equal to the product of (i) the aggregate of the Stated Principal
Balances of the Premium Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the
Premium Mortgage Loans (based on the Stated Principal Balances of the Premium
Mortgage Loans as of the Due Date in the month preceding the month of such
Distribution Date) minus 6.00% and (b) the denominator of which is equal to
6.00%.

      Class A-1 Interest: The REMIC regular interest in the Upper-Tier REMIC that corresponds to the Class A-1 Certificates.

                                      - 7 -

      Class A-1 Reserve Fund: The Eligible Account created and maintained by the
Securities Administrator pursuant to Section 3.09(d) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the
Holders of the Class A-1 Certificates and designated "Class A-1 Reserve Fund,
Wells Fargo Bank, N.A., as Securities Administrator for U.S. Bank National
Association, as Trustee, in trust for registered holders of Banc of America
Funding Corporation Mortgage Pass-Through Certificates, Series 2006-4." Amounts
on deposit in the Class A-1 Reserve Fund shall not be invested. The Class A-1
Reserve Fund shall not be an asset of any REMIC formed under this Agreement.

      Class A-1 Yield Maintenance Agreement: The yield maintenance agreement between the Securities Administrator, on behalf of the Trust, and the
Counterparty, which will be for the benefit of the Class A-1 Certificates, substantially in the form attached hereto as Exhibit O-1. The Class A-1 Yield
Maintenance Agreement shall not be an asset of any REMIC formed under this
Agreement.

      Class A-1 Yield Maintenance Agreement Payment: For any Distribution Date
prior to and including the Distribution Date in July 2010, the amount, if any, required to be paid by the Counterparty to the Securities Administrator under the Class A-1 Yield Maintenance Agreement.

      Class A-2 Notional Amount: As to any Distribution Date and the Class A-2
Certificates, the Class Certificate Balance of the Class A-1 Certificates on
such date.

      Class A-3 Interest: The REMIC regular interest in the Upper-Tier REMIC that corresponds to the Class A-3 Certificates.

      Class A-3 Reserve Fund: The Eligible Account created and maintained by the
Securities Administrator pursuant to Section 3.09(d) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the
Holders of the Class A-3 Certificates and designated "Class A-3 Reserve Fund,
Wells Fargo Bank, N.A., as Securities Administrator for U.S. Bank National
Association, as Trustee, in trust for registered holders of Banc of America
Funding Corporation Mortgage Pass-Through Certificates, Series 2006-4." Amounts
on deposit in the Class A-3 Reserve Fund shall not be invested. The Class A-3
Reserve Fund shall not be an asset of any REMIC formed under this Agreement.

      Class A-3 Yield Maintenance Agreement: The yield maintenance agreement between the Securities Administrator, on behalf of the Trust, and the
Counterparty, which will be for the benefit of the Class A-3 Certificates, substantially in the form attached hereto as Exhibit O-2. The Class A-3 Yield
Maintenance Agreement shall not be an asset of any REMIC formed under this
Agreement.

      Class A-3 Yield Maintenance Agreement Payment: For any Distribution Date
prior to and including the Distribution Date in February 2011, the amount, if any, required to be paid by the Counterparty to the Securities Administrator under the Class A-3 Yield Maintenance Agreement.

      Class A-4 Notional Amount: As to any Distribution Date and the Class A-4
Certificates, the Class Certificate Balance of the Class A-3 Certificates on
such date.

                                      - 8 -

      Class A-5 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class A-5 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

      Class A-6 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class A-6 Certificate with respect to such
Distribution Date prior to any reduction for the Class A-6 Loss Allocation
Amount and (b) the Class A-5 Loss Amount with respect to such Distribution Date.

      Class A-7 Interest: The REMIC regular interest in the Upper-Tier REMIC that corresponds to the Class A-7 Certificates.

      Class A-7 Reserve Fund: The Eligible Account created and maintained by the
Securities Administrator pursuant to Section 3.09(d) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the
Holders of the Class A-7 Certificates and designated "Class A-7 Reserve Fund,
Wells Fargo Bank, N.A., as Securities Administrator for U.S. Bank National
Association, as Trustee, in trust for registered holders of Banc of America
Funding Corporation Mortgage Pass-Through Certificates, Series 2006-4." Amounts
on deposit in the Class A-7 Reserve Fund shall not be invested. The Class A-7
Reserve Fund shall not be an asset of any REMIC formed under this Agreement.

      Class A-7 Yield Maintenance Agreement: The yield maintenance agreement between the Securities Administrator, on behalf of the Trust, and the
Counterparty, which will be for the benefit of the Class A-7 Certificates, substantially in the form attached hereto as Exhibit O-3. The Class A-7 Yield
Maintenance Agreement shall not be an asset of any REMIC formed under this
Agreement.

      Class A-7 Yield Maintenance Agreement Payment: For any Distribution Date
prior to and including the Distribution Date in June 2009, the amount, if any, required to be paid by the Counterparty to the Securities Administrator under the Class A-7 Yield Maintenance Agreement.

      Class A-9 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class A-9 Certificate with respect to such
Distribution Date prior to any reduction for the Class A-9 Loss Allocation
Amount and (b) the sum of the Class A-11 Loss Amount and the Class A-12 Loss
Amount with respect to such Distribution Date.

      Class A-11 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class A-11 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

      Class A-12 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class A-12 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

                                      - 9 -

      Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4,
Class B-5 and Class B-6 Certificates.

      Class Certificate Balance: With respect to any Class of Certificates
(other than the Class A-2, Class A-4 and Class 30-IO Certificates) and any date of determination, and subject to Section 5.03(f), an amount equal to (a) the
Initial Class Certificate Balance of such Class (or, in the case of a Class of
Exchangeable REMIC or Exchangeable Certificates, the Aggregate Denomination)
minus (A) the sum of (i) all distributions of principal made with respect thereto (including in the case of a Class of Subordinate Certificates, any principal otherwise payable to such Class of Subordinate Certificates used to pay any PO Deferred Amounts) and (ii) all reductions in Class Certificate
Balance previously allocated thereto pursuant to Section 5.03(b) plus (B) the sum of all increases in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b). The Class A-2, Class A-4 and Class 30-IO
Certificates are Interest Only Certificates and have no Class Certificate
Balance.

      Class Distribution Amount: As to any Distribution Date and each Class of
Exchangeable Certificates, an amount equal to the sum of (i) the Interest
Distribution Amount for such Class and (ii) the Class Principal Distribution
Amount for such Class.

      Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

      Class Principal Distribution Amount: As to any Distribution Date and each
Class of Exchangeable Certificates, an amount as to principal equal to (i) the distributions of principal made in respect of the Related Class of Exchangeable
REMIC Certificates pursuant to Section 5.02(b) multiplied by (ii) a fraction, the numerator of which is the Aggregate Denomination of such Class of
Exchangeable Certificates and the denominator of which is the Maximum Initial
Class Certificate Balance of such Class of Exchangeable Certificates.

      Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest
Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

      Closing Date: June 29, 2006.

      Code: The Internal Revenue Code of 1986, as amended.

      Combination: Any Exchangeable Combination or Exchangeable REMIC
Combination.

      Commission: The U.S. Securities and Exchange Commission.

      Compensating Interest: With respect to any Distribution Date and Servicer, an amount equal to the lesser of (a) (other than with respect to GMACM and
National City Mortgage) the aggregate Servicing Fee payable to such Servicer for the Mortgage Loans serviced by such Servicer as of the Due Date of the month preceding the month of such Distribution Date and

                                     - 10 -

(b) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans
serviced by such Servicer resulting from Principal Prepayments on such Mortgage
Loans during the calendar month preceding the month of such Distribution Date.

      Compliance Statement: As defined in Section 3.20.

      Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

      Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

      Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

      Cooperative Loans: Any of the Mortgage Loans made in respect of a
Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a
Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a
Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.01.

      Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

      Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

      Corporate Trust Office: With respect to the Trustee, the office of the
Trustee, which office at the date of the execution of this instrument is located at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention:
Corporate Trust Services, BAFC, Series 2006-4, or at such other address as the
Trustee may designate from time to time by notice to the Certificateholders, the
Depositor, the Securities Administrator and the Master Servicer. With respect to the Securities Administrator, the principal corporate trust office of the
Securities Administrator at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road,
Columbia, Maryland 21045-1951, Attention: Corporate Trust Services - BAFC
2006-4, and for certificate transfer purposes is located at Sixth Street and
Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust
Services - BAFC 2006-4, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the
Depositor, the Trustee and the Master Servicer.

                                     - 11 -

      Corresponding Upper-Tier Class or Classes: As to the following
Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class or
Classes, as follows:

--------------------------------------------------------------------------------
       UNCERTIFICATED                       CORRESPONDING UPPER-TIER
     LOWER-TIER INTEREST                        CLASS OR CLASSES
--------------------------------------------------------------------------------
Class A-L1 Interest             Class A-1 and Class A-2 Certificates
--------------------------------------------------------------------------------
Class A-L2 Interest             Class A-3 and Class A-4 Certificates
--------------------------------------------------------------------------------
Class A-L3 Interest             Class A-5, Class A-6, Class A-7, Class A-9,
                                Class A-11,  Class A-12, Class A-13, Class A-14
                                and Class A-15 Certificates
--------------------------------------------------------------------------------
Class A-LR Interest             Class A-R Certificates
--------------------------------------------------------------------------------
Class A-LIO Interest            Class 30-IO Certificates
--------------------------------------------------------------------------------
Class A-LPO Interest            Class 30-PO Certificates
--------------------------------------------------------------------------------
Class M-L1 Interest             Class M Certificates
--------------------------------------------------------------------------------
Class B-L1 Interest             Class B-1 Certificates
--------------------------------------------------------------------------------
Class B-L2 Interest             Class B-2 Certificates
--------------------------------------------------------------------------------
Class B-L3 Interest             Class B-3 Certificates
--------------------------------------------------------------------------------
Class B-L4 Interest             Class B-4 Certificates
--------------------------------------------------------------------------------
Class B-L5 Interest             Class B-5 Certificates
--------------------------------------------------------------------------------
Class B-L6 Interest             Class B-6 Certificates
--------------------------------------------------------------------------------

      Counterparty: Bank of America, National Association.

      Custodian: Initially, the Trustee and thereafter any custodian appointed by the Trustee pursuant to Section 9.12. A Custodian may (but need not) be the
Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. None of the Master Servicer, any
Servicer or the Depositor, or any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed
Custodian.

      Customary Servicing Procedures: With respect to (i) any Servicer, procedures (including collection procedures) that a Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same

                                     - 12 -

type as the Mortgage Loans in the jurisdictions in which the related Mortgaged
Properties are located and (ii) the Master Servicer, those master servicing procedures that constitute customary and usual standards of practice of prudent mortgage loan master servicers.

      Cut-off Date: June 1, 2006.

      Cut-off Date Pool Principal Balance: The aggregate of the Cut-off Date
Principal Balances of the Mortgage Loans, which is $292,187,397.65.

      Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

      Debt Service Reduction: As to any Mortgage Loan and any Determination
Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer of such Mortgage
Loan is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off
Date.

      Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

      Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

      Deficient Valuation: As to any Mortgage Loan and any Determination Date,
the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the
Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the applicable Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable
Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

      Definitive Certificates: As defined in Section 6.02(c)(iii).

                                     - 13 -

      Denomination: The amount, if any, specified on the face of each
Certificate (other than an Interest Only Certificate) representing the principal portion of the Initial Class Certificate Balance or Maximum Initial Class
Certificate Balance evidenced by such Certificate.

      Depositor: Banc of America Funding Corporation, a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

      Depository: The Depository Trust Company, the nominee of which is Cede &
Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform
Commercial Code of the State of New York.

      Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Determination Date: With respect to any Distribution Date and for each
Servicer, as defined in the applicable Servicing Agreement.

      Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest
Rate as of the Cut-off Date that is less than 6.000% per annum.

      Distribution Date: The 25th day of each month beginning in July 2006 (or, if such day is not a Business Day, the next Business Day).

      Document Transfer Event: The 60th day following the day on which either
(i) Wells Fargo Bank is no longer the Servicer of any of the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, N.A. or (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than "BBB-" by
Fitch Ratings.

      Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

      EDGAR: The Commission's Electronic Data Gathering and Retrieval System.

      Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Securities Administrator and to each Rating Agency, the
Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained

                                     - 14 -

with the trust department of a federal or state chartered depository institution or trust company (including the Trustee and the Securities Administrator), acting in its fiduciary capacity or (iv) any other account acceptable to each
Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the
Securities Administrator or BANA.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      ERISA Restricted Certificates: Any of the Class A-R, Class B-4, Class B-5
and Class B-6 Certificates and any Certificate that no longer meets the applicable rating requirements of an Underwriter's Exemption.

      Escrow Account: As defined in Section 3.08.

      Escrow Payments: The amounts constituting taxes, assessments, Primary
Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

      Events of Default: As defined in Section 8.01.

      Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated
Mortgage Loan, net of any amounts previously reimbursed to the applicable
Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iv), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such
Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

      Exchange Act: The Securities Exchange Act of 1934, as amended.

      Exchangeable Certificates: The Class A-8, Class A-10, Class A-16, Class
A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23,
Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class
A-30 and Class A-31 Certificates.

      Exchangeable Certificates Grantor Trust: That portion of the Trust exclusive of the REMICs consisting of any interests in the Exchangeable REMIC
Certificates beneficially owned in the form of the Exchangeable Certificates and rights with respect thereto.

      Exchangeable Certificates Grantor Trust Account: The sub-account of the
Certificate Account designated by the Securities Administrator pursuant to
Section 5.11.

      Exchangeable Combination: Any of the Exchangeable Combination 1,
Exchangeable Combination 2, Exchangeable Combination 3, Exchangeable Combination
4, Exchangeable Combination 5, Exchangeable Combination 6, Exchangeable
Combination 7, Exchangeable Combination 8, Exchangeable Combination 9 and
Exchangeable Combination 10, as applicable.

      Exchangeable Combination 1: The Class A-8 Certificates.

                                     - 15 -

      Exchangeable Combination 2: The Class A-10 Certificates.

      Exchangeable Combination 3: The Class A-16 and Class A-17 Certificates.

      Exchangeable Combination 4: The Class A-18 and Class A-19 Certificates.

      Exchangeable Combination 5: The Class A-20 and Class A-21 Certificates.

      Exchangeable Combination 6: The Class A-22 and Class A-23 Certificates.

      Exchangeable Combination 7: The Class A-24 and Class A-25 Certificates.

      Exchangeable Combination 8: The Class A-26 and Class A-27 Certificates.

      Exchangeable Combination 9: The Class A-28 and Class A-29 Certificates.

      Exchangeable Combination 10: The Class A-30 and Class A-31 Certificates.

      Exchangeable REMIC Certificates: Any of the Class A-11, Class A-12, Class
A-13, Class A-14 or Class A-15 Certificates.

      Exchangeable REMIC Combination: Any of the Exchangeable REMIC Combination
1, Exchangeable REMIC Combination 2, Exchangeable REMIC Combination 3,
Exchangeable REMIC Combination 4, Exchangeable REMIC Combination 5, Exchangeable
REMIC Combination 6, Exchangeable REMIC Combination 7, Exchangeable REMIC
Combination 8, Exchangeable REMIC Combination 9 and Exchangeable REMIC
Combination 10, as applicable.

      Exchangeable REMIC Combination 1: The Class A-11 and Class A-12
Certificates.

      Exchangeable REMIC Combination 2: The Class A-13, Class A-14 and Class
A-15 Certificates.

      Exchangeable REMIC Combination 3: The Class A-13 Certificates.

      Exchangeable REMIC Combination 4: The Class A-14 Certificates.

      Exchangeable REMIC Combination 5: The Class A-15 Certificates.

      Exchangeable REMIC Combination 6: The Class A-13, Class A-14 and Class
A-15 Certificates.

      Exchangeable REMIC Combination 7: The Class A-13 Certificates.

      Exchangeable REMIC Combination 8: The Class A-14 Certificates.

      Exchangeable REMIC Combination 9: The Class A-15 Certificates.

      Exchangeable REMIC Combination 10: The Class A-13, Class A-14 and Class
A-15 Certificates.

                                     - 16 -

      FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

      Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
10.01.

      Financial Market Service: Bloomberg LP, Intex Solutions, Inc. and any
other financial information provider designated by the Depositor by written notice to the Securities Administrator.

      FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of
1989, as amended.

      Form 8-K Disclosure Information: As defined in Section 3.22(d).

      Fractional Interest: As defined in Section 5.02(d).

      GMACM: GMAC Mortgage Corporation, in its capacity as Servicer under the
GMACM Servicing Agreement.

      GMACM Servicing Agreement: Collectively, the Master Flow Sale and
Servicing Agreement, dated as of August 1, 2003, by and between BANA (as successor in interest to BAMCC) and GMACM, as amended by (i) that certain Global
Amendment to Sale and Servicing Agreements, dated as of September 1, 2005, by and among GMACM, BAMCC and BANA, (ii) that certain Regulation AB Compliance
Addendum to the Master Flow Sale and Servicing Agreement, dated as of January 1,
2006, by and between GMACM and BANA, (iii) that certain Assignment and
Conveyance Agreement, dated as of May 15, 2006, by and between GMACM and BANA and (iv) the Assignment, Assumption and Recognition Agreement, dated June 29,
2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and
GMACM.

      Holder: A Certificateholder.

      Independent: When used with respect to any specified Person means such a
Person who (i) is in fact independent of the Depositor, the Trustee, the
Securities Administrator, the Master Servicer and the Servicers, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Trustee, the Securities Administrator, the Master Servicer
or the Servicers or in an affiliate of any of them, and (iii) is not connected with the Depositor, the Trustee, the Securities Administrator, the Master
Servicer or the Servicers as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar

                                     - 17 -

functions. When used with respect to any accountants, a Person who is
"independent" within the meaning of Rule 2-01(B) of the Commission's Regulation
S-X.

      Initial Class Certificate Balance: As to each Class of Certificates (other than the Exchangeable, Exchangeable REMIC, Class A-2, Class A-4 and Class 30-IO
Certificates), the Class Certificate Balance set forth in the Preliminary
Statement. The Class A-2, Class A-4 and Class 30-IO Certificates are Interest
Only Certificates and have no Initial Class Certificate Balance.

      Initial Notional Amount: As to each Class of Interest Only Certificates, the Notional Amount set forth in the Preliminary Statement.

      Insurance Policy: With respect to any Mortgage Loan included in the Trust
Estate, any Primary Mortgage Insurance Policy or any other insurance policy
(including any policy covering any Mortgage Loan or Mortgaged Property, including without limitation, any hazard insurance policy required pursuant to
Section 3.12, any title insurance policy described in Section 2.01 and any
Federal Housing Administration insurance policies and Department of Veterans
Affairs insurance policies), including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

      Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance
Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

      Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

      Interest Accrual Period: As to any Distribution Date and each Class of interest-bearing Certificates (other than the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date. As to any Distribution Date and the Class A-1, Class A-2, Class A-3 and Class A-4
Certificates, the period from and including the 25th day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the 24th day of the calendar month in which such Distribution Date occurs.

      Interest Distribution Amount: For any Distribution Date and each Class of interest-bearing Certificates, the sum of (i) the Accrued Certificate Interest,
subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid
Interest Shortfall for such Class.

      Interest Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class A-2,
Class A-4 and Class 30-IO Certificates are the only Classes of Interest Only
Certificates.

      LIBOR: As to any Distribution Date, the arithmetic mean of the London
Interbank offered rate quotations for on-month U.S. Dollar deposits, as determined by the Securities Administrator in accordance with Section 5.09.

                                     - 18 -

      LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England and the City of New York.

      LIBOR Certificates: Any of the Class A-1, Class A-2, Class A-3, Class A-4
or Class A-7 Certificates.

      Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the applicable Servicer has certified (in accordance with the applicable Servicing
Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an
REO Property.

      Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged
Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

      Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged
Property.

      Losses: As defined in Section 5.10.

      Lower-Tier Distribution Amount: As defined in Section 5.02(a).

      Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account (other than amounts held in respect of the
Upper-Tier Certificate Sub-Account or the Exchangeable Certificates Grantor
Trust Account), the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

      Master Servicer: Wells Fargo Bank, N.A., and its successors-in-interest and, if a successor master servicer is appointed hereunder, such successor, as master servicer.

      Master Servicer Custodial Account: The Eligible Account created and maintained by the Master Servicer pursuant to Section 3.09 in the name of the
Master Servicer for the benefit of the Certificateholders and designated "Wells
Fargo Bank, N.A., as Master Servicer, in trust for the registered holders of
Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series
2006-4."

      Master Servicer Custodial Account Reinvestment Income: For each
Distribution Date, all income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Master
Servicer Custodial Account.

                                     - 19 -

      Master Servicing Fee: With respect to each Mortgage Loan and Distribution
Date, the amount of the fee payable to the Master Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Master
Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal
Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed.

      Master Servicing Fee Rate: With respect to each Mortgage Loan, 0.0125% per annum.

      Master Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage
Loans whose name appears on a list of servicing officers furnished to the
Securities Administrator and the Trustee by the Master Servicer, as such list may from time to time be amended.

      Master Servicing Transfer Costs: All reasonable costs and expenses
(including attorney's fees) incurred by the Trustee or a successor master servicer in connection with the transfer of master servicing or servicing from a predecessor master servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data or servicing data and the completion, correction or manipulation of such master servicing data or servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or servicing data or otherwise to enable the Trustee or a successor master servicer to master service or service, as the case may be, the applicable
Mortgage Loans properly and effectively.

      Maximum Initial Class Certificate Balance: As to each Class of
Exchangeable REMIC or Exchangeable Certificates, the Class Certificate Balance
set forth in the Preliminary Statement.

      MERS: As defined in Section 2.01(b)(iii).

      Monthly Covered Amount: As defined in the Mortgage Loan Purchase
Agreement.

      Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service
Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

      Monthly Statement: As defined in Section 5.04(b).

      Moody's: Moody's Investors Service, Inc., or any successor thereto.

      Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                                     - 20 -

      Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage
Loan in accordance with the terms of the related Mortgage Note.

      Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement,
dated June 29, 2006, between BANA, as seller, and the Depositor, as purchaser.

      Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage
Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D setting forth the following information with respect to each Mortgage Loan: (i) the
Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged
Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage
Interest Rate; (vii) the date on which the first Monthly Payment was due on the
Mortgage Loan, and, if such date is not the Due Date currently in effect, such
Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly
Payment as of the Cut-off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the
Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (xiii) a code indicating the purpose of the Mortgage
Loan; (xiv) a code indicating the documentation style; (xv) a code indicating the initial Servicer; (xvi) the Appraised Value; (xvii) the closing date of the
Mortgage Loan; and (xviii) a code indicating whether the Mortgage Loan has a prepayment premium. With respect to the Mortgage Loans in the aggregate, the
Mortgage Loan Schedule shall set forth the following information, as of the
Cut-off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average
Mortgage Interest Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the
Trustee pursuant to Section 2.01 as from time to time are held as a part of the
Trust Estate (including any Substitute Mortgage Loans and REO Property), the
Mortgage Loans originally so held being identified in the Mortgage Loan
Schedule.

      Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

      Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Cooperative Stock or residential long-term leases.

      Mortgagor: The obligor on a Mortgage Note.

      National City Mortgage: National City Mortgage Co.

                                     - 21 -

      National City Mortgage Servicing Agreement: Collectively, the Master
Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between BANA (as successor in interest to BAMCC) and National City Mortgage, as amended by (i) Amendment No. 1, dated as of July 1, 2004, by and among BAMCC,
National City Mortgage and BANA, (ii) the Master Assignment, Assumption and
Recognition Agreement, dated as of July 1, 2004, by and among BAMCC, National
City Mortgage, BANA and Wachovia Bank, National Association, (iii) Amendment No.
2, dated as of October 1, 2004, by and between National City Mortgage and BANA,
(iv) Amendment No. 3, dated as of August 11, 2005, by and between National City
Mortgage and BANA, (v) that certain Regulation AB Compliance Addendum to the
Master Seller's Warranties and Servicing Agreement, dated as of January 1, 2006, by and between National City Mortgage and BANA, (vi) those certain Assignment and Conveyance Agreements, dated February 7, 2006 and June 14, 2006, and (vii)
the Assignment Assumption and Recognition Agreement, dated June 29, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer, National City
Mortgage and UBS.

      Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date,
such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the calendar month preceding the month of such Distribution Date reduced by the
Administrative Fee Rate for such Mortgage Loan.

      Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate as of the Cut-off Date of such Discount Mortgage Loan and the denominator of which is
6.000%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

      Non-PO Principal Amount: As to any Distribution Date, the sum of (i) the
sum of the Non-PO Percentage of (a) the principal portion of each Monthly
Payment due on each Mortgage Loan on the related Due Date (net of unreimbursed
Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable Servicing Agreement), (b) the Stated
Principal Balance, as of the date of repurchase, of (i) each Mortgage Loan that was repurchased by a Servicer or UBS pursuant to the applicable Servicing
Agreement as of such Distribution Date, (ii) each Mortgage Loan repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement or a Purchase
Obligation as of such Distribution Date, (iii) each Mortgage Loan repurchased by the Depositor pursuant to Section 2.04 or (iv) each Mortgage Loan purchased by the Master Servicer pursuant to Section 10.01, (c) any Substitution Adjustment
Amount (net of unreimbursed Advances and other amounts as to which the related
Servicer is entitled to be reimbursed pursuant to the applicable Servicing
Agreement) in connection with a Defective Mortgage Loan received during the calendar month preceding the month of such Distribution Date, (d) any
Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received by a Servicer during the calendar month preceding the month of such Distribution Date, (e) with respect to each
Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation
Proceeds (excluding Excess Proceeds) allocable to principal received by a
Servicer with respect to such Mortgage Loan during such period and (f) with respect to each Mortgage Loan, all Principal Prepayments on the Mortgage Loans
received by a Servicer during the calendar month preceding the month of such
Distribution Date; and (ii) the Non-PO Recovery for such Distribution Date.

                                     - 22 -

      Non-PO Recovery: As to any Distribution Date, the amount of all Recoveries received during the calendar month preceding the month of such Distribution Date less the PO Recovery for such Distribution Date.

      Non-Supported Interest Shortfalls: As to any Distribution Date, the
amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds the aggregate Compensating Interest for such Distribution Date.

      Non-U.S. Person: A Person other than a U.S. Person.

      Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the applicable Servicer will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.

      Notional Amount: With respect to (a) the Class A-2 Certificates and any date of determination, the Class A-2 Notional Amount, (b) the Class A-4
Certificates and any date of determination, the Class A-4 Notional Amount and
(c) the Class 30-IO Certificates and any date of determination, the Class 30-IO
Notional Amount.

      NYCEMA: A New York Consolidation, Extension and Modification Agreement.

      Offered Certificates: The Senior, Class B-1, Class B-2, Class B-3 and
Class M Certificates.

      Officer's Certificate: A certificate signed by the Chairman of the Board,
Vice Chairman of the Board, President or a Vice President and by the Treasurer,
the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or
any other duly authorized officer of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee or the Securities Administrator, as required in this Agreement.

      Opinion of Counsel: A written opinion of counsel acceptable to the Trustee if such opinion is delivered to the Trustee, or acceptable to the Securities
Administrator if such opinion is delivered to the Securities Administrator, who may be counsel for the Depositor or the Master Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as two REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

      Original Fractional Interest: With respect to each of the following
Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                         Class M                  3.27%
                        Class B-1                 2.22%
                        Class B-2                 1.41%
                        Class B-3                 0.91%
                        Class B-4                 0.55%
                        Class B-5                 0.20%

                                     - 23 -

                        Class B-6                 0.00%

      Original Subordinate Certificate Balance: $14,463,913.

      OTS: The Office of Thrift Supervision.

      Outstanding Certificate: Any Outstanding Exchangeable Certificate or
Outstanding Exchangeable REMIC Certificate.

      Outstanding Exchangeable Certificate: Any Exchangeable Certificate issued hereunder; provided, however, that upon the exchange of any Exchangeable
Certificate pursuant to Section 6.04 hereof, the Exchangeable Certificate so exchanged shall be deemed no longer to be an Outstanding Exchangeable
Certificate, and each Exchangeable REMIC Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable REMIC Certificate.

      Outstanding Exchangeable REMIC Certificate: Any Exchangeable REMIC
Certificate issued hereunder; provided, however, that upon the exchange of any
Exchangeable REMIC Certificate pursuant to Section 6.04 hereof, the Exchangeable
REMIC Certificate so exchanged shall be deemed no longer to be an Outstanding
Exchangeable REMIC Certificate, and each Exchangeable Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable Certificate.

      Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full, which did not become a
Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or 2.04.

      Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the
Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Pass-Through Rate: As to each Class of interest-bearing Certificates and the Class A-1, Class A-3 and Class A-7 Interests, the per annum rate set forth or described in the Preliminary Statement.

      Payahead Amount: As to any Distribution Date and Mortgage Loan, early prepayments of scheduled installments of principal and interest made by a
Mortgagor during the calendar month preceding the month of such Distribution
Date that are intended by such Mortgagor to be applied on subsequent Due Dates.

      Paying Agent: As defined in Section 9.13.

      Percentage Interest: As to any Certificate (other than a Class of
Exchangeable REMIC or Exchangeable Certificates), the percentage obtained by dividing the initial Certificate Balance of such Certificate (or the initial notional amount for the Class A-2, Class A-4 and Class 30-IO Certificates) by
the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part. As to any Exchangeable REMIC or Exchangeable Certificate, the percentage obtained by dividing the current
Certificate Balance of such

                                     - 24 -

Certificate by the current Class Certificate Balance of the Class of which such
Certificate is a part.

      Periodic Advance: With respect to each Servicer, shall have the meaning given to term "Monthly Advance" in the applicable Servicing Agreement.

      Permitted Investments: One or more of the following:

            (i)     obligations of or guaranteed as to principal and interest by the United States, Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii)    repurchase agreements on obligations specified in clause
      (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P1" by Moody's and "A-1+" by S&P;

            (iii)   federal funds, certificates of deposit, demand deposits,.
      time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers'
      acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United
      States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P1" by Moody's and "A-1+" by S&P;

            (iv)    commercial paper (having original maturities of not more
      than 365 days) of any corporation incorporated under the laws of the
      United States or any state thereof which is rated not lower than "P1" by
      Moody's and "A-1+" by S&P;

            (v)     investments in money market funds (including funds of the
      Master Servicer, the Securities Administrator, the Trustee or their affiliates, or funds for which an affiliate of the Master Servicer, the
      Securities Administrator or the Trustee acts as advisor, as well as funds for which the Master Servicer, the Securities Administrator, the Trustee
      and their affiliates may receive compensation) rated "Aaa" by Moody's and
      "AAAm G" by S&P or otherwise approved in writing by each Rating Agency;
      and

            (vi)    other obligations or securities that are acceptable to each
      Rating Agency and, as evidenced by an Opinion of Counsel obtained by the
      Master Servicer, Securities Administrator or Trustee, as the case may be, will not affect the qualification of the Trust Estate as two separate
      REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or

                                     - 25 -

(b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

      Permitted Transferee: Any Person other than (i) the United States, or any
State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v)
a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, and (vi)
any other Person so designated by the Depositor based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other
Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States,"
"State" and "international organization" shall have the meanings set forth in
Code Section 7701 or successor provisions.

      Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Physical Certificates: The Class A-R, Class B-4, Class B-5 and Class B-6
Certificates.

      Plan: As defined in Section 6.02(e).

      Pool Distribution Amount: As to any Distribution Date, the excess of (a)
the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan (net of the Servicing Fee) and the principal portion of any
Monthly Payment on a Mortgage Loan due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related
Determination Date and (B) all Periodic Advances made by a Servicer (or the
Master Servicer or the Trustee, as applicable) and payments of Compensating
Interest made by the applicable Servicer in respect of such Distribution Date deposited to the Master Servicer Custodial Account pursuant to Section
3.09(d)(iii); (ii) all Liquidation Proceeds (other than Excess Proceeds)
received on the Mortgage Loans during the calendar month preceding the month of such Distribution Date and deposited to the Master Servicer Custodial Account pursuant to Section 3.09(d)(iii); (iii) all Principal Prepayments received on the Mortgage Loans during the calendar month preceding the month of such
Distribution Date and deposited to the Master Servicer Custodial Account pursuant to Section 3.09(d)(i) during such period; (iv) in connection with any
Mortgage Loans that are Defective Mortgage Loans, the aggregate of the Purchase
Prices and Substitution Adjustment Amounts remitted on the related Remittance
Date pursuant to Section 3.09(d)(vii); (v) any other amounts in the Master
Servicer Custodial Account deposited therein pursuant to Section 3.09(d)(iv),
(v), (viii), (ix), and (x) in respect of such Distribution Date; (vi) any
Reimbursement Amount required to be included pursuant to Section 5.02; and (vii)
any Non-PO Recovery with respect to such Distribution Date over (b) any

                                     - 26 -

amounts permitted to be withdrawn from the Master Servicer Custodial Account pursuant to clauses (i) through (viii), inclusive, of Section 3.11.

      Pool Stated Principal Balance: As to any Distribution Date, the aggregate
Stated Principal Balance of all Mortgage Loans that were Outstanding Mortgage
Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

      Pool Stated Principal Balance (Non-PO Portion): As to any Distribution
Date, the sum of the product, for each Mortgage Loan, of (a) the Non-PO
Percentage of such Mortgage Loan multiplied by (b) the Stated Principal Balance of such Mortgage Loan that was an Outstanding Mortgage Loan immediately following the Due Date in the month preceding the month in which such
Distribution Date occurs.

      PO Deferred Amount: As to any Distribution Date and the Class 30-PO
Certificates, the sum of the amounts by which the Class Certificate Balance of the Class 30-PO Certificates will be reduced on such Distribution Date or has been reduced on prior Distribution Dates as a result of Section 5.03(b) less the sum of (a) the PO Recoveries for prior Distribution Dates and (b) the amounts distributed to the Class 30-PO Certificates pursuant to Section 5.02(a)(iii) on prior Distribution Dates.

      PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO
Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a
Discount Mortgage Loan, 0%.

      PO Principal Amount: As to any Distribution Date, (i) the sum of the PO
Percentage of (a) the principal portion of each Monthly Payment (net of unreimbursed Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable Servicing Agreement) due on each Mortgage Loan on the related Due Date; (b) the Stated Principal Balance, as of the date of repurchase, of (i) each Mortgage Loan that was repurchased by a
Servicer or UBS pursuant to the applicable Servicing Agreement as of such
Distribution Date, (ii) each Mortgage Loan repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement or a Purchase Obligation as of such
Distribution Date, (iii) each Mortgage Loan repurchased by the Depositor pursuant to Section 2.04, or (iv) each Mortgage Loan purchased by the Master
Servicer pursuant to Section 10.01; (c) any Substitution Adjustment Amount (net
of unreimbursed Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable Servicing Agreement) in connection with any Defective Mortgage Loan received with respect to such
Distribution Date; (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received by a Servicer during the calendar month preceding the month of such Distribution
Date; (e) with respect to each Mortgage Loan that became a Liquidated Mortgage
Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by a Servicer with respect to such Mortgage Loan during such period; and (f) all Principal Prepayments on the Mortgage Loans received by a
Servicer during the calendar month preceding the month of such Distribution
Date; and (ii) the PO Recovery for such Distribution Date.

                                     - 27 -

      PO Recovery: As to any Distribution Date, the lesser of (a) the PO
Deferred Amount for the Class 30-PO Certificates for such Distribution Date and
(b) an amount equal to the sum as to each Mortgage Loan as to which there has been a Recovery received during the calendar month preceding the month of such
Distribution Date, of the product of (x) the PO Percentage with respect to such
Mortgage Loan and (y) the amount of the Recovery with respect to such Mortgage
Loan.

      Premium Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to 6.000%.

      Prepayment Interest Shortfall: As to any Distribution Date and each
Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding the month of such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the
Servicing Fee Rate) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

      Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any
Mortgage Loan, in each case issued by an insurer acceptable to Fannie Mae or
Freddie Mac.

      Principal Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-16,
Class A-18, Class A-20, Class A-22, Class A-24, Class A-26, Class A-28, Class
A-30 and Class 30-PO Certificates are the only Principal Only Certificates.

      Principal Prepayment: With respect to each Mortgage Loan, any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds or Payaheads) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

      Priority Amount: For any Distribution Date will equal the lesser of (i)
the aggregate Class Certificate Balance of the Class A-5, Class A-6 and Class
A-7 Certificates for such Distribution Date and (ii) the product for such
Distribution Date of (a) the Shift Percentage, (b) the Priority Percentage and
(c) the Non-PO Principal Amount.

      Priority Percentage: For any Distribution Date will equal (i) the aggregate Class Certificate Balance of the Class A-5, Class A-6 and Class A-7
Certificates for such Distribution Date divided by (ii) the Pool Stated
Principal Balance (Non-PO Portion) immediately prior to such Distribution Date.

      Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

      Pro Rata Share: As to any Distribution Date and any Class of Subordinate
Certificates that is not a Restricted Class, the portion of the Subordinate
Principal Distribution Amounts

                                     - 28 -

allocable to such Class, equal to the product of the Subordinate Principal
Distribution Amounts for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates
that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

      Purchase Obligation: An obligation of the Sponsor or the Depositor to purchase Mortgage Loans under the circumstances and in the manner provided in
Section 2.02 or 2.04.

      Purchase Price: With respect to each Mortgage Loan that was a Defective
Mortgage Loan repurchased on any date pursuant to Section 2.02 or 2.04, an amount equal to the sum of (i) the Stated Principal Balance of the Mortgage
Loan, (ii) interest on such Stated Principal Balance at the Mortgage Interest
Rate from the date on which interest has last been paid and distributed through the last day of the month in which such repurchase takes place and (iii) any costs and damages incurred by the Trust in connection with any violation by such repurchased Mortgage Loan of any predatory or abusive lending law, less (x)
amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the applicable Servicer Custodial Account for distribution in the month of repurchase and (y) if the Person repurchasing such Mortgage Loan is servicing such Mortgage Loan under the related Servicing Agreement, the
Servicing Fee for such Mortgage Loan.

      Rate Determination Date: As to any Class of LIBOR Certificates, the second
LIBOR Business Day prior to the beginning of the applicable Interest Accrual
Period for such Class and such Distribution Date.

      Rating Agency: Each of S&P and Moody's. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the
Trustee, the Master Servicer and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

      Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii)
interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the
Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related
Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient
Valuation. With respect to each Mortgage Loan that has become the subject of a
Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

                                     - 29 -

      Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

      Record Date: The last day of the month (or, if such day is not a Business
Day, the preceding Business Day) preceding the month of the related Distribution
Date.

      Recovery: Any amount received on a Mortgage Loan subsequent to such
Mortgage Loan being determined to be a Liquidated Mortgage Loan.

      Regular Certificates: As defined in the Preliminary Statement hereto.

      Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. ss.ss.229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act
Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      Reimbursement Amount: As defined in Section 2.02.

      Related: As to any Class of Exchangeable REMIC Certificates, each Class of
Exchangeable Certificates in its Combination. As to any Class of Exchangeable
Certificates, each Class of Exchangeable REMIC Certificates in its Combination.

      Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit P attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant
Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Custodian or any
Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the
Relevant Servicing Criteria applicable to such parties

      Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

      Relief Act Reduction: With respect to any Distribution Date, for any
Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

      REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code. The Reserve Funds and the Yield Maintenance Agreements
will not be an asset of any REMIC created hereunder.

      REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

                                     - 30 -

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through
860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

      Remittance Date: The 18th day of each month beginning in July 2006 (or, if such day is not a Business Day, the preceding Business Day).

      REO Disposition Period: As defined in Section 3.15.

      REO Proceeds: Proceeds, net of any related expenses of a Servicer received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

      REO Property: A Mortgaged Property acquired by a Servicer servicing the related Mortgage Loan on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Reportable Event: As defined in Section 3.22(d).

      Reporting Servicer: As defined in Section 3.22(c)(i).

      Request for Release: The Request for Release submitted by a Servicer to the Custodian on behalf of the Trustee, substantially in the form attached hereto as Exhibit E.

      Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this
Agreement in respect of such Mortgage Loan.

      Reserve Fund Grantor Trust: That portion of the Trust exclusive of the
REMICs consisting of (i) the right of (a) the Class A-1 Certifictes to receive amounts from the Class A-1 Reserve Fund, (b) the Class A-3 Certificates to
receive amounts from the Class A-3 Reserve Fund and (c) the Class A-7
Certificates to receive amounts from the Class A-7 Reserve Fund, (ii) the Yield
Maintenance Agreements and the Reserve Funds and (iii) the Class A-1, Class A-3
and Class A-7 Interests.

      Reserve Funds: Any of the Class A-1 Reserve Fund, the Class A-3 Reserve
Fund or the Class A-7 Reserve Fund.

      Residual Certificate: The Class A-R Certificate.

      Responsible Officer: When used with respect to the Trustee or the
Securities Administrator, any officer of the Corporate Trust Department of the
Trustee or the Securities Administrator, as applicable, including any Senior
Vice President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee or Securities Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

      Restricted Classes: As defined in Section 5.02(d).

      Sarbanes-Oxley Certification: As defined in Section 3.22(e).

                                     - 31 -

      Securities Administrator: Wells Fargo Bank, N.A., and its
successors-in-interest and, if a successor securities administrator is appointed hereunder, such successor, as securities administrator.

      Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the
Cooperative Loan in the related Cooperative Stock.

      Senior Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class
A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class
A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18,
Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class
A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30, Class A-31,
Class 30-IO and Class 30-PO Certificates

      Senior Credit Support Depletion Date: The date on which, with respect to the Senior Certificates, the aggregate Class Certificate Balance of the
Subordinate Certificates has been reduced to zero.

      Senior Non-PO Certificates: The Senior Certificates other than the Class
30-PO Certificates.

      Senior Percentage: With respect to any Distribution Date, the percentage, carried to six places rounded up, obtained by dividing (i) the sum of the aggregate Class Certificate Balance of the Senior Non-PO Certificates
immediately prior to such Distribution Date, by (ii) the Pool Stated Principal
Balance (Non-PO Portion) for such Distribution Date.

      Senior Prepayment Percentage: For any Distribution Date during the five
(5) years beginning on the first Distribution Date, 100%. The Senior Prepayment
Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows:
for any Distribution Date in the first (1st) year thereafter, the Senior
Percentage plus 70% of the Subordinate Percentage for such for such Distribution
Date; for any Distribution Date in the second (2(n)(d)) year thereafter, the
Senior Percentage plus 60% of the Subordinate Percentage for such Distribution
Date; for any Distribution Date in the third (3rd) year thereafter, the Senior
Percentage plus 40% of the Subordinate Percentage for such Distribution Date;
for any Distribution Date in the fourth (4th) year thereafter, the Senior
Percentage plus 20% of the Subordinate Percentage for such Distribution Date;
and for any Distribution Date in the fifth (5th) or later years thereafter, the
Senior Percentage for such Distribution Date (unless on any of the foregoing
Distribution Dates, the applicable Total Senior Percentage exceeds the initial
Total Senior Percentage, in which case the Senior Prepayment Percentage for such
Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the
Senior Step Down Conditions are satisfied.

      Senior Principal Distribution Amount: As to any Distribution Date, the sum
of (a) the Senior Percentage of the Non-PO Percentage of the amounts described in clauses (i)(a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (b) the Senior Prepayment Percentage of (1) the
Non-PO Percentage of the amounts described in

                                     - 32 -

clauses (i)(e) and (f) and (2) the amount described in clause (ii) of the definition of "Non-PO Principal Amount" for such Distribution Date.

      Senior Step Down Conditions: As of any Distribution Date and as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any
Mortgage Loans in foreclosure, any REO Property and any Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates, is not
equal to or greater than 50% or (ii) cumulative Realized Losses with respect to such Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                                  PERCENTAGE OF
                                               ORIGINAL SUBORDINATE
      DISTRIBUTION DATE OCCURRING              CERTIFICATE BALANCE
      -------------------------------      ----------------------------

      July 2011 through June 2012                      30%

      July 2012 through June 2013                      35%

      July 2013 through June 2014                      40%

      July 2014 through June 2015                      45%

      July 2015 and thereafter                         50%

      Servicer: Any of BANA, GMACM, National City Mortgage, SunTrust, Washington
Mutual or Wells Fargo Bank, each in their capacity as a servicer of the Mortgage
Loans, or any successor servicer appointed as herein provided.

      Servicer Custodial Accounts: The separate accounts created and maintained by each of the Servicers pursuant to the applicable Servicing Agreement.

      Servicing Advance: With respect to each Servicer, shall have the meaning given to the term "Servicing Advances" in the applicable Servicing Agreement.

      Servicing Agreements: Any of the BANA Servicing Agreement, the GMACM
Servicing Agreement, the National City Mortgage Servicing Agreement, the
SunTrust Servicing Agreement, the Washington Mutual Servicing Agreement and the
Wells Fargo Servicing Agreement.

      Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time

      Servicing Fee: With respect to each Servicer, as defined in the applicable
Servicing Agreement.

                                     - 33 -

      Servicing Fee Rate: With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

      Servicing File: With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

      Servicing Function Participant: Any Subcontractor utilized by the Master
Servicer, the Securities Administrator or the Custodian that is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

      Servicing Officer: With respect to each Servicer, as defined in the related Servicing Agreement.

      Servicing Transfer Costs: All reasonable costs and expenses of the Master
Servicer or the Trustee, as applicable, related to any termination of a
Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer or the Trustee, as applicable, to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer or the Trustee, as applicable, to service the Mortgage Loans properly and effectively).

      Shift Percentage: For any Distribution Date will be the percentage indicated below:

                                                   SHIFT
      DISTRIBUTION DATE OCCURRING IN             PERCENTAGE
      ---------------------------------     --------------------

      July 2006 through June 2011                     0%

      July 2011 through June 2012                    30%

      July 2012 through June 2013                    40%

      July 2013 through June 2014                    60%

      July 2014 through June 2015                    80%

      July 2015 and thereafter                      100%

      Similar Law: As defined in Section 6.02(e).

      Sponsor: Bank of America, National Association, a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

      Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such date as specified in the amortization schedule at the

                                     - 34 -

time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any
Deficient Valuation.

      Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to
Mortgage Loans under the direction or authority of the Master Servicer, the
Securities Administrator or the Custodian.

      Subordinate Certificates: The Class B and Class M Certificates.

      Subordinate Percentage: As of any Distribution Date, 100% minus the Senior
Percentage for such Distribution Date.

      Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

      Subordinate Principal Distribution Amount: With respect to any
Distribution Date, an amount equal to the sum of (a) the Subordinate Percentage of the Non-PO Percentage of the amounts described in clauses (i)(a) through (d)
of the definition of "Non-PO Principal Amount" for such Distribution Date and
(b) the Subordinate Prepayment Percentage of the Non-PO Percentage of the
amounts described in clauses (i)(e) and (f) and (2) the amount described in clause (ii) of the definition of "Non-PO Principal Amount" for such Distribution
Date.

      Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective
Mortgage Loan which must, on the date of such substitution (i) have a Stated
Principal Balance, after deduction of the principal portion of the Monthly
Payment due in the month of substitution, not in excess of the Stated Principal
Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate not less than, and not more than 2% greater than that of the Defective Mortgage
Loan; (iii) be of the same type as the Defective Mortgage Loan, (iv) have a
Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan, (v)
have a credit score not less than that of the Defective Mortgage Loan, (vi) have a credit grade not lower in quality than that of the Defective Mortgage Loan,
(vii) have a remaining term to maturity not greater than (and not more than one
(1) year less than) that of the Defective Mortgage Loan; (viii) have the same lien priority as the Defective Mortgage Loan; and (ix) comply with each Mortgage
Loan representation and warranty set forth in the Mortgage Loan Purchase
Agreement or the related Servicing Agreement, as the case may be. More than one
Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

      Substitution Adjustment Amount: As defined in Section 2.02.

      SunTrust: SunTrust Mortgage, Inc.

                                     - 35 -

      SunTrust Servicing Agreement: Collectively, the Flow Sale and Servicing
Agreement, dated as of February 1, 2004, by and between BANA (as successor in interest to BAMCC) and SunTrust, as amended by (i) Amendment No. 1, dated as of
June 1, 2004, and Amendment No. 2, dated as of November 1, 2004, by and between
BANA and SunTrust, (ii) the Master Assignment, Assumption and Recognition
Agreement, dated September 1, 2004, by and among BAMCC, BANA, Wachovia Bank,
National Association, and SunTrust, (iii) that certain Regulation AB Compliance
Addendum to the Flow Sale and Servicing Agreement, dated as of January 1, 2006, by and between BANA and SunTrust, (iv) those certain Memorandum of Sale, dated as of February 3, 2006, May 5, 2006, May 25, 2006 and June 9, 2006, and (v) the
Assignment, Assumption and Recognition Agreement, dated June 29, 2006, among
BANA, BAFC, the Trustee, the Master Servicer and SunTrust.

      Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation
ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

      Telerate Page 3750: As defined in Section 5.09.

      Total Covered Amount: As defined in the Mortgage Loan Purchase Agreement.

      Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

      Trust: The trust created by this Agreement, which shall be named the "Banc of America Funding 2006-4 Trust."

      Trust Estate: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which two REMIC elections are to be made, such entire Trust
Estate consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO
Property, together with all collections thereon and proceeds thereof, (iii) the
Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof,
(iv) the right to receive amounts, if any, payable on behalf of any Mortgagor from the Buy-Down Account relating to any Buy-Down Mortgage Loan, (v) the
Depositor's rights under the Servicing Agreements and the Mortgage Loan Purchase
Agreement (including any security interest created thereby), (vi) the Securities
Administrator's rights under the Yield Maintenance Agreements and (vii) the
Servicer Custodial Accounts, the Master Servicer Custodial Account, the
Certificate Account and the Reserve Funds and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. The Buy-Down Account shall not be part of the Trust Estate.

      Trustee: U.S. Bank National Association, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

      UBS: UBS Real Estate Securities Inc. and its successors-in-interest.

                                     - 36 -

      Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier
REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class
1-L1 Interest, Class A-L2 Interest, Class A-L3 Interest, Class A-LPO Interest,
Class A-LIO Interest, Class A-LR Interest, Class M-L1 Interest, Class B-L1
Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class
B-L5 Interest and Class B-L6 Interest are Uncertificated Lower-Tier Interests.

      Uninsured Cause: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.12.

      Underwriter's Exemption: An exemption listed in footnote 1 of, and amended by, Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), or any
successor exemption.

      Upper-Tier Certificate Sub-Account: The deemed sub-account of the
Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

      Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be deemed to be held in the Upper-Tier Certificate
Sub-Account.

      U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the
United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

      Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1%
of all Voting Rights shall be allocated to the Holder of the Residual
Certificate, (b) 1% of all Voting Rights shall be allocated to the Holders of the Class A-2 Certificates, (c) 1% of all Voting Rights shall be allocated to the Holders of the Class A-4 Certificates, (d) 1% of all Voting Rights shall be allocated to the Holders of the Class 30-IO Certificates and (e) the remaining
Voting Rights shall be allocated among Holders of the remaining Classes of
Senior Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

      Washington Mutual: Washington Mutual Bank.

      Washington Mutual Servicing Agreement: Collectively, (i) the Mortgage Loan
Purchase and Sale Agreement (Amended and Restated), dated as of July 1, 2003, by and among Washington Mutual, Washington Mutual Bank fsb and BANA (as successor in interest to BAMCC), as amended by (a) the Master Assignment, Assumption and
Recognition Agreement,

                                     - 37 -

dated as of July 1, 2004 (the "Master AAR"), by and among BAMCC, BANA and
Washington Mutual and (b) that certain Regulation AB Amendment to the Mortgage
Loan Purchase and Sale Agreement, dated as of January 1, 2006, by and among
Washington Mutual, Washington Mutual Bank fsb and BANA, (ii) the Servicing
Agreement (Amended and Restated), dated as of July 1, 2003, by and between BANA and Washington Mutual, as amended by (a) the Master AAR and (b) that certain
Regulation AB Amendment to the Servicing Agreement, dated as of January 1, 2006, by and between Washington Mutual and BANA, (iii) those certain Term Sheets, dated as of March 28, 2006, April 25, 2006 and May 24, 2006, each by and between
Washington Mutual and BANA and (iv) the Assignment, Assumption and Recognition
Agreement, dated June 29, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer, Washington Mutual Bank fsb and Washington Mutual.

      Wells Fargo Bank: Wells Fargo Bank, N.A., in its capacity as Servicer under the Wells Fargo Servicing Agreement.

      Wells Fargo Servicing Agreement: Collectively, (a) that certain Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of
December 1, 2005, by and between BANA and Wells Fargo Bank, (b) that certain
Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of
December 1, 2005, by and between BANA and Wells Fargo Bank, (c) that certain
Second Amended and Restated Master Seller's Warranties and Servicing Agreement,
dated as of May 1, 2006, by and between BANA and Wells Fargo Bank, (d) that certain Second Amended and Restated Master Mortgage Loan Purchase Agreement,
dated as of May 1, 2006, by and between BANA and Wells Fargo Bank, (e) those certain Assignment and Conveyance Agreements, dated as of December 15, 2005 and
January 27, 2006, by and between BANA and Wells Fargo Bank, and (f) the
Assignment, Assumption and Recognition Agreement, dated June 29, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and Wells Fargo
Bank.

      Yield Maintenance Agreement: Any of the Class A-1 Yield Maintenance
Agreement, the Class A-3 Yield Maintenance Agreement or the Class A-7 Yield
Maintenance Agreement.

      Yield Maintenance Agreement Payment: Any of a Class A-1 Yield Maintenance
Agreement Payment, a Class A-3 Yield Maintenance Agreement Payment or a Class
A-7 Yield Maintenance Agreement Payment.

      Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve (12) 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

      Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all

                                     - 38 -

the right, title and interest of the Depositor in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date)
and the Depositor's rights under the BANA Servicing Agreement and the Mortgage
Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the Sponsor's rights under the Servicing Agreements
(other than the BANA Servicing Agreement). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other
Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein. In addition, the
Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, the
Depositor's rights to receive any BPP Mortgage Loan Payment. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a "High-Cost Home Loan" as defined in any of
(i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New
Mexico Home Loan Protection Act effective January 1, 2004, (iii) the
Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or
(iv) the Indiana Home Loan Practices Act, effective January 1, 2005.

      (b)   In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, or a Custodian on behalf of the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i)     the original Mortgage Note, endorsed by manual or
      facsimile signature in the following form: "Pay to the order of U.S. Bank
      National Association, as trustee for holders of Banc of America Funding
      Corporation Mortgage Pass-Through Certificates, Series 2006-4, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that
      Mortgage Note) and, in the case of any Mortgage Loan originated in the
      State of New York documented by a NYCEMA, the NYCEMA, the new Mortgage
      Note, if applicable, the consolidated Mortgage Note and the consolidated
      Mortgage;

            (ii)    except as provided below and other than with respect to
      the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the applicable
      Servicer (which may be part of a blanket certification) as being a true and correct copy of the Mortgage;

            (iii)   subject to the provisos at the end of this paragraph, a
      duly executed Assignment of Mortgage to "U.S. Bank National Association,
      as trustee for the holders of Banc of America Funding Corporation Mortgage
      Pass-Through Certificates, Series 2006-

                                     - 39 -

      4" (which may be included in a blanket assignment or assignments), together with, except as provided below and other than with respect to the
      Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the applicable Servicer (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage
      Electronic Registration Systems, Inc. ("MERS") or its designee, no
      Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall enforce the obligations of the applicable Servicer to take all actions as are necessary to cause the Trust to be shown as the owner of the related
      Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by
      MERS;

            (iv)    the originals of all assumption, modification,
      consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v)     other than with respect to the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, any of (A) the original or duplicate original mortgagee title insurance policy and all riders thereto, (B) a title search showing no lien (other than standard exceptions) on the
      Mortgaged Property senior to the lien of the Mortgage or (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

            (vi)    the original of any guarantee executed in connection with
      the Mortgage Note;

            (vii)   for each Mortgage Loan, if any, which is secured by a
      residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii)  the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix)    for each Mortgage Loan secured by Cooperative Stock (other than with respect to any Mortgage Loan secured by Cooperative Stock purchased by the Sponsor from Wells Fargo Bank), the originals of the following documents or instruments:

                    (A)   The Cooperative Stock Certificate;

                                     - 40 -

                    (B)   The stock power executed in blank;

                    (C)   The executed Cooperative Lease;

                    (D)   The executed Recognition Agreement;

                    (E)   The executed assignment of Recognition Agreement, if
            any;

                    (F)   The executed UCC-1 financing statement with evidence
            of recording thereon; and

                    (G)   Executed UCC-3 financing statements or other
            appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the
            Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), if an
Assignment of Mortgage is required to be recorded as set forth below, the
Depositor has delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, a copy of such Assignment of Mortgage in blank rather than in the name of the Trustee and has caused the applicable Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such
Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original
Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

      If in connection with any Mortgage Loans, the Depositor cannot deliver (A)
the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy, if any, (together with all riders thereto), if applicable, satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if applicable, has not been delivered to any of the related
Servicer, the Sponsor or the Depositor, as applicable, by the applicable title insurer, if any, in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or a Custodian on behalf of the
Trustee, as the case may be, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one (1) year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered an Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee or a Custodian, on behalf of the Trustee, as the case may be, (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and

                                     - 41 -

(2) any other documents required to be delivered by the Depositor, or the applicable Servicer to the Trustee or a Custodian on the Trustee's behalf, as the case may be. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Depositor shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

      Upon discovery by the Depositor or notice from Wells Fargo Bank, the
Master Servicer, the Securities Administrator or Trustee that a Document
Transfer Event has occurred, the Depositor shall, with respect to Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, deliver or cause to be delivered to the Trustee or a Custodian, on behalf of the Trustee, within 60 days copies
(which may be in electronic form mutually agreed upon by the Depositor and the
Trustee or such Custodian) of the following additional documents or instruments to the Mortgage File with respect to each such Mortgage Loan; provided, however, that originals of such documents or instruments shall be delivered to the
Trustee or a Custodian on behalf of the Trustee, as applicable, if originals are required under the law in which the related Mortgaged Property is located in order to exercise all remedies available to the Trust under applicable law following default by the related Mortgagor:

            (1)   other than if the related Mortgage has been recorded in the name of MERS or its designee, originals of all interim recorded assignments of such mortgage or a copy of such interim assignments certified by Wells Fargo
Bank (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates);

            (2)   the original or a certified copy of the lender's title
insurance policy;

            (3)   the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording; and

            (4)   for each Mortgage Loan secured by Cooperative Stock, the
originals of the following documents or instruments:

                  (A)   The Cooperative Stock Certificate;

                  (B)   The stock power executed in blank;

                  (C)   The executed Cooperative Lease;

                  (D)   The executed Recognition Agreement;

                                     - 42 -

                  (E)   The executed assignment of Recognition Agreement, if
            any;

                  (F)   The executed UCC-1 financing statement with evidence of
            recording thereon; and

                  (G)   Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for
            recordation).

      With respect to each Mortgage Loan, as promptly as practicable subsequent to such transfer and assignment, the Master Servicer shall (except for any
Mortgage which has been recorded in the name of MERS or its designee) enforce the obligations of the related Servicer pursuant to the related Servicing
Agreement to (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within the time period required in the applicable Servicing Agreement and (II) at the
Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the
Trustee, except that, with respect to any Assignment of a Mortgage as to which the related Servicer has not received the information required to prepare such assignment in recordable form, such Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in accordance with the applicable Servicing
Agreement.

      No recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee and the Securities
Administrator an unqualified Opinion of Counsel reasonably acceptable to the
Trustee and the Securities Administrator to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the
Depositor or the originator of such Mortgage Loan or (ii) the recordation of an
Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.
Exhibit J attached hereto sets forth the list of all states where recordation is required by any Rating Agency to obtain the initial ratings of the Certificates.
The Securities Administrator and the Trustee may rely and shall be protected in relying upon the information contained in such Exhibit J.

      In the case of Mortgage Loans that have been prepaid in full as of the
Closing Date, the Depositor, in lieu of delivering the above documents to the
Trustee, or a Custodian on the Trustee's behalf, will cause the applicable
Servicer to remit to the Master Servicer for deposit in the Master Servicer
Custodial Account the portion of such payment that is required to be deposited in the such account pursuant to Section 3.09.

      Section 2.02 Acceptance by the Trustee or Custodian of the Mortgage Loans.
Subject to the provisions of the following paragraph, the Trustee declares that it, or a Custodian as its agent, will hold the documents referred to in Section
2.01 and the other documents delivered to it or a Custodian as its agent, as the case may be, constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate delivered to it, in trust for the exclusive

                                     - 43 -

use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the Trustee shall deliver or cause a Custodian to deliver to the Depositor and the Master Servicer a certification in the form attached hereto as Exhibit K (the "Initial Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, such Person has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

      Within 90 days after the execution and delivery of this Agreement, the
Trustee shall review, or cause a Custodian, on behalf of the Trustee, to review, the Mortgage Files in such Person's possession, and shall deliver to the
Depositor and the Master Servicer a certification in the form attached hereto as
Exhibit L (the "Final Certification") to the effect that, as to each Mortgage
Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b). In performing any such review, the Trustee or a Custodian, as the case may be, may conclusively rely on the purported genuineness of any such document and any signature thereon.

      If, in the course of such review, a Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.01 or is omitted from such Mortgage File or if the Depositor, the
Master Servicer, the Trustee, a Custodian or the Securities Administrator
discovers a breach by a Servicer, UBS, the Sponsor or the Depositor of any
representation, warranty or covenant under the Servicing Agreements, the
Mortgage Loan Purchase Agreement or this Agreement, as the case may be, in respect of any Mortgage Loan and such breach materially adversely affects the interest of the Certificateholders in the related Mortgage Loan (provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders), then such party shall promptly so notify the Master Servicer, the Sponsor, such
Servicer or UBS, as applicable, the Securities Administrator, the Trustee and the Depositor of such failure to meet the requirements of Section 2.01 or of such breach and request that the applicable Servicer, UBS, the Sponsor or the
Depositor, as applicable, deliver such missing documentation or cure such defect or breach within 90 days of its discovery or its receipt of notice of any such failure to meet the requirements of Section 2.01 or of such breach. If the
Trustee receives written notice that the Depositor, the Sponsor or the applicable Servicer or UBS, as the case may be, has not delivered such missing document or cured such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce the applicable
Servicer's, UBS', Sponsor's or Depositor's obligation, as the case may be, under the applicable Servicing Agreement, the Mortgage Loan Purchase Agreement or this
Agreement, as the case may be, and cause the applicable Servicer, UBS, the
Sponsor or the Depositor, as the case may be, to either (a) other than in the case of Washington Mutual and UBS, substitute for the related Mortgage Loan a
Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trust at the Purchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the
Closing Date; provided, further, that such substitution or repurchase must occur within 90 days of when such defect was discovered if such defect will cause the
Mortgage Loan not to be a "qualified mortgage" within the meaning of Section
860G(a)(3) of the Code.

                                     - 44 -

      Notwithstanding any contrary provision of this Agreement, no substitution pursuant to this Section 2.02 shall be made more than 90 days after the Closing
Date unless the Depositor delivers to the Securities Administrator an Opinion of
Counsel, which Opinion of Counsel shall not be at the expense of either the
Trustee, the Securities Administrator or the Trust Estate, addressed to the
Trustee and the Securities Administrator, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on any REMIC created hereunder or contributions after the Start-up Day, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any
REMIC created hereunder to fail to qualify as a REMIC at any time that any
Certificates are outstanding.

      It is understood that the scope of the Trustee's review (or a Custodian's review on its behalf) of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the applicable Mortgage Loans identified in the related Mortgage Loan Schedule based solely upon the review of items (i) and (xi) in the definition of Mortgage Loan Schedule. Neither the
Trustee nor any Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

      If the Trustee receives written notice from the Depositor, the Master
Servicer or the Securities Administrator of a breach of any representation or warranty of a related Servicer, UBS or the Sponsor, the Trustee, on behalf of the Trust, shall enforce the rights of the Trust under the Servicing Agreements, the Mortgage Loan Purchase Agreement and this Agreement for the benefit of the
Certificateholders. If the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a breach of the representations or warranties with respect to the Mortgage Loans set forth in a
Servicing Agreement, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to be indemnified for such breach of representation or warranty. In addition, if the Trustee receives written notice from the
Depositor, the Master Servicer or the Securities Administrator of a breach of a representation with respect to a Mortgage Loan set forth in clauses (k) or (o)
of paragraph 3 or clauses (f) and (oo) of paragraph 4 of the Mortgage Loan
Purchase Agreement that occurs as a result of a violation of an applicable predatory or abusive lending law, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to reimbursement by the Sponsor for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"), but in the case of a breach of a representation set forth in clauses (k) or (o) of paragraph 3 of the Mortgage
Loan Purchase Agreement, only to the extent the applicable Servicer does not so reimburse the Trust. It is understood and agreed that, except for any indemnification provided in the Servicing Agreements and the payment of any
Reimbursement Amount, the obligation of a Servicer, UBS, the Sponsor or the
Depositor to cure or to repurchase (or, other than in the case of Washington
Mutual and UBS, to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against a Servicer, UBS, the Sponsor or the Depositor in respect of such omission, defect or breach available to the Trustee on behalf of the Trust and the
Certificateholders.

                                     - 45 -

      With respect to the representations and warranties relating to the
Mortgage Loans set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Sponsor's knowledge or as to which the Sponsor had no knowledge, if it is discovered by the Depositor, the Master Servicer or the
Trustee that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the
Certificateholders in the related Mortgage Loan then, notwithstanding the
Sponsor's lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

      It is understood and agreed that the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files to the Trustee or a Custodian on
the Trustee's behalf and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Sponsor set forth in this
Section 2.02 to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the Mortgage Loan Purchase
Agreement.

      The representations and warranties of each Servicer or UBS with respect to the applicable Mortgage Loans in the related Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in such Servicing Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Servicer or UBS under the related Servicing Agreement and (ii) a representation or warranty of the Sponsor under the Mortgage Loan Purchase
Agreement, the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right, on behalf of the Trust, to enforce the obligations of the applicable Servicer or UBS under any applicable representation or warranty made by it. It is hereby acknowledged that the Sponsor shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the applicable Servicer or UBS in the applicable Servicing
Agreement, without regard to whether such Servicer or UBS fulfills its contractual obligations in respect of such representation or warranty. It is hereby further acknowledged that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 2.04) under any circumstances.

      With respect to each Substitute Mortgage Loan the applicable Servicer, the
Sponsor or the Depositor, as the case may be, shall deliver to the Trustee (or a
Custodian on behalf of the Trustee), for the benefit of the Certificateholders, the documents and agreements required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage
Loan in the month of substitution shall not be part of the Trust Estate. For the month of substitution, distributions to Certificateholders will include the
Monthly Payment due for such

                                     - 46 -

month on any Defective Mortgage Loan for which the Depositor, the Sponsor or a
Servicer (other than Washington Mutual) has substituted a Substitute Mortgage
Loan.

      The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage
Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan
Schedule to the Securities Administrator, the Trustee and any Custodian. Upon
such substitution of a Mortgage Loan by the Depositor, the Sponsor or a Servicer
(other than Washington Mutual), each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects and Depositor or the Sponsor, as the case may be, shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to paragraph 4 of the Mortgage Loan
Purchase Agreement and the applicable Servicer shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the mortgage loan representations and warranties made pursuant to the applicable Servicing Agreement. Upon any such substitution and the deposit to the Master Servicer Custodial Account of any required Substitution Adjustment
Amount (as described in the next paragraph) and receipt by the Trustee of a
Request for Release, the Trustee shall release, or shall direct a Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to applicable Person and shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, without recourse, as shall be necessary to vest title in such Person or its designee to the
Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

      For any month in which the Depositor, the Sponsor or a Servicer (other than Washington Mutual) substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans substituted by such
Person as of the date of substitution is less than the aggregate Stated
Principal Balance of all such Defective Mortgage Loans substituted by such
Person (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such
Defective Mortgage Loans shall be remitted by such Person to the Master Servicer for deposit to the Master Servicer Custodial Account on or before the 18th day of the month succeeding the calendar month during which the related Mortgage
Loan is required to be purchased or replaced hereunder.

      The Trustee shall retain or shall cause a Custodian to retain, as applicable, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall cause to be promptly delivered to the Trustee or a Custodian on behalf of the
Trustee, as the case may be, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Master Servicer's possession from time to time.

      Neither the Trustee nor any Custodian shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are

                                     - 47 -

other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section
2.01(b)(iv), (vi), (vii), (viii) and (ix). In connection with making the certifications required hereunder, to the extent a title search or opinion of counsel has been provided in lieu of a title policy for any Mortgage Loan, the
Trustee or a Custodian on its behalf, as applicable, shall only be responsible for confirming that a title search or opinion of counsel has been provided for such Mortgage Loan.

      Section 2.03 Representations, Warranties and Covenants of the Master
Servicer. The Master Servicer hereby makes the following representations and warranties to the Depositor, the Securities Administrator and the Trustee, as of
the Closing Date:

            (i)     The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the
      United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property securing a
      Mortgage Loan is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the
      Master Servicer. The Master Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the
      Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Master
      Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Master Servicer to make this
      Agreement valid and binding upon the Master Servicer in accordance with its terms.

            (ii)    No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Master Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii)   The consummation of the transactions contemplated by this
      Agreement are in the ordinary course of business of the Master Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Master Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject.

                                     - 48 -

            (iv)    There is no action, suit, proceeding or investigation
      pending or, to the best knowledge of the Master Servicer, threatened against the Master Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Master
      Servicer, or in any material impairment of the right or ability of the
      Master Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the
      Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the Master Servicer to perform under the terms of this Agreement.

      The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the Mortgage Files to the Trustee or a Custodian on
the Trustee's behalf and shall inure to the benefit of the Certificateholders.

      Section 2.04 Representations and Warranties of the Depositor as to the
Mortgage Loans. The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i)     Immediately prior to the transfer and assignment
      contemplated herein, the Depositor was the sole owner and holder of the
      Mortgage Loans. The Mortgage Loans were not assigned or pledged by the
      Depositor and the Depositor had good and marketable title thereto, and the
      Depositor had full right to transfer and sell the Mortgage Loans to the
      Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (ii)    As of the Closing Date, the Depositor has transferred all
      right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust.

            (iii)   As of the Closing Date, the Depositor has not transferred
      the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors.

            (iv)    Each Mortgage Loan is a "qualified mortgage" within the
      meaning of Section 860G(a)(3) of the Code.

      It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the
Trustee or a Custodian on the Trustee's behalf and shall inure to the benefit of the Certificateholders.

      Upon discovery by any of the Depositor, the Master Servicer, the
Securities Administrator or the Trustee that any of the representations and warranties set forth in this Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties; provided that
a

                                     - 49 -

breach of the representation that each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within
90 days of its discovery or its receipt of notice of any such breach, the
Depositor shall cure such breach in all material respects or shall either (i)
repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Purchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach relates to the representation that each Mortgage Loan is a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Purchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be remitted to the Master Servicer for deposit to the Master Servicer Custodial
Account. It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trust and the Trustee on
behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

      Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Senior Certificates (other than the Class A-1, Class
A-3, Class A-7, Class A-R and Exchangeable Certificates), the Class A-1, Class
A-3 and Class A-7 Interests and the Classes of Subordinate Certificates as
"regular interests" and the Class UR Interest as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1)
and 860G(a)(2), respectively. The Depositor hereby further designates the
Uncertificated Lower-Tier Interests as classes of "regular interests" and the
Class LR Interest as the single class of "residual interest" in the Lower-Tier
REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

      Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC and Lower-Tier
REMIC within the meaning of Section 860G(a)(9) of the Code.

      Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and the
Lower-Tier REMIC is one month after the maturity of the latest maturing Mortgage
Loan.

      Section 2.08 Execution and Delivery of Certificates. (a) The Trustee (i)
in exchange for the Mortgage Loans and all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, acknowledges the issuance of and hereby declares that it holds the
Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and the
Certificateholders, (ii) in exchange for the Uncertificated Lower-Tier
Interests, has caused the Securities Administrator to execute and deliver to or upon the order of the Depositor, Certificates (other than the Exchangeable
Certificates) in authorized Denominations which, together with the
Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust
Estate.

                                     - 50 -

      Section 2.09 Establishment of the Trust.

      The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "Banc of America Funding 2006-4 Trust" and does hereby appoint U.S. Bank National Association as Trustee in accordance with the provisions of this Agreement.

      Section 2.10 Purpose and Powers of the Trust.

      The purpose of the common law trust, as created hereunder, is to engage in the following activities:

      (a)   to acquire and hold the Mortgage Loans and the other assets of the
Trust Estate and the proceeds therefrom;

      (b)   to issue the Certificates sold to the Depositor in exchange for the
Mortgage Loans;

      (c)   to make payments on the Certificates;

      (d)   to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

      (e)   subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust
Estate and the making of distributions to the Certificateholders.

      The trust is hereby authorized to engage in the foregoing activities.
Neither the Trustee nor the Securities Administrator shall cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement (or those ancillary thereto) while any Certificate is outstanding, and this Section 2.10 may not be amended, without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates.

                                   ARTICLE III

                       ADMINISTRATION AND MASTER SERVICING
                                OF MORTGAGE LOANS

      Section 3.01 Master Servicing of the Mortgage Loans. For and on behalf of the Certificateholders, the Master Servicer shall supervise, monitor and oversee the obligations of the Servicers to service and administer their respective
Mortgage Loans in accordance with the terms of the applicable Servicing
Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement, subject to the prior sentence, and with Customary Servicing Procedures. Furthermore, the Master
Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder,

                                     - 51 -

shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The
Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the
Servicers' and the Master Servicer's records, and based on such reconciled and corrected information, prepare the Master Servicer's Certificate and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers to the Master Servicer Custodial Account pursuant to the applicable Servicing Agreements.

      Continuously from the date hereof until the termination of the Trust, the
Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing Agreement.

      The relationship of the Master Servicer (and of any successor to the
Master Servicer as master servicer under this Agreement) to the Trustee and the
Securities Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

      Section 3.02 Monitoring of Servicers. (a) The Master Servicer shall be responsible for reporting to the Trustee, the Securities Administrator and the
Depositor the compliance by each Servicer with its duties under the related
Servicing Agreement. In the review of each Servicer's activities, the Master
Servicer may rely upon an officer's certificate of the Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Securities
Administrator and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

      (b)   The Master Servicer, for the benefit of the Trust and the
Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such
Servicer thereunder and act as successor Servicer of the related Mortgage Loans under the applicable Servicing Agreement or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master
Servicer (except, in the case of the Wells Fargo Servicing Agreement, the
Trustee shall select the successor Servicer); provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing
Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its

                                     - 52 -

good faith business judgment, would require were it the owner of the related
Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party whom such enforcement is directed, provided that the Master Servicer and the Trustee, as applicable, shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer or the Trustee, as applicable, shall have received reasonable indemnity for its costs and expenses in pursuing such action.

      (c)   To the extent that the costs and expenses of the Master Servicer or the Trustee, as applicable, related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any
Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer under the related Servicing Agreement and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer (except in the case of the termination of Wells Fargo Bank as a Servicer) or the Trustee, as applicable, shall be entitled to reimbursement of such costs and expenses from the Master Servicer
Custodial Account; provided that if such servicing transfer costs are ultimately reimbursed by the terminated Servicer, then the Master Servicer or the Trustee, as applicable, shall remit such amounts that are reimbursed by the terminated
Servicer to the Master Servicer Custodial Account.

      (d)   The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing
Agreement.

      (e)   If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

      (f)   Subject to the conditions set forth in this Section 3.02(f), the
Master Servicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Master Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Master Servicer, specifying (i) the identity of each such
Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Master Servicer of any Servicing Function Participant, the
Master Servicer shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this
Agreement to the same extent as if such Servicing Function Participant were the
Master Servicer. The Master Servicer shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable
Persons any Assessment of Compliance and related Attestation

                                     - 53 -

Report required to be delivered by such Servicing Function Participant under
Section 3.21, in each case as and when required to be delivered.

      Notwithstanding the foregoing, if the Master Servicer engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Master Servicer shall be responsible for determining whether such
Subcontractor is an Additional Servicer.

      The Master Servicer shall indemnify the Depositor, the Sponsor, the
Trustee, the Custodian and the Securities Administrator and any of their directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the
Master Servicer's obligation set forth in the preceding paragraph or the failure of the Master Servicer to perform any of its obligations under this Section
3.02(f), Section 3.20, Section 3.21 or Section 3.22.

      Section 3.03 Fidelity Bond; Errors and Omissions Insurance. The Master
Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons involved in the performance of its obligations as
Master Servicer hereunder. These policies must insure the Master Servicer against losses resulting from dishonest or fraudulent acts committed by the
Master Servicer's personnel, any employees of outside firms that provide data processing services for the Master Servicer, and temporary contract employees or student interns. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Master
Servicer by express waiver of Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

      Section 3.04 Access to Certain Documentation. The Master Servicer shall provide, and the Master Servicer shall cause each Servicer to provide in accordance with the related Servicing Agreement, to the OCC, the OTS, the FDIC and to comparable regulatory authorities supervising Holders of Certificates and the examiners and supervisory agents of the OCC, the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OCC, the OTS, the FDIC and such other authorities with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer and the related Servicer. In fulfilling such request for access, the Master Servicer shall not be responsible to determine the sufficiency of any information provided by such Servicer.
Nothing in this Section 3.04 shall limit the obligation of the Master Servicer and the related Servicer to observe any applicable law and the failure of the
Master Servicer or the related Servicer to provide access as provided in this
Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

                                     - 54 -

      Section 3.05 Maintenance of Primary Mortgage Insurance Policy; Claims. (a)
The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage
Insurance Policy of any loss which, but for the actions of the Master Servicer or such Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing
Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this
Agreement and the related Servicing Agreement, as applicable.

      (b)   The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trust, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary
Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Sections 3.08 and 3.09, any amounts collected by the Master Servicer or any
Servicer under any Primary Mortgage Insurance Policies shall be deposited in the
Master Servicer Custodial Account, subject to withdrawal pursuant to Section
3.11.

      Section 3.06 Rights of the Depositor, the Securities Administrator and the
Trustee in Respect of the Master Servicer. The Depositor may, but is not
obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. None of the Securities Administrator, the Trustee or the Depositor
shall have any responsibility or liability for any action or failure to act by the Master Servicer and the Securities Administrator, the Trustee or the
Depositor shall not be obligated to supervise the performance of the Master
Servicer hereunder or otherwise.

      Section 3.07 Trustee to Act as Master Servicer. (a) In the event the
Master Servicer or any successor master servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee as trustee hereunder shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Master Servicer to assume, all of the rights and obligations of the Master Servicer hereunder arising thereafter. Any such assumption shall be subject to Sections 7.02 and 8.05.

      (b)   The predecessor Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all master servicing documents and records and an accounting of amounts collected or held by the Master Servicer, and shall transfer control of the Master Servicer Custodial Account and any investment accounts to the successor Master Servicer, and

                                     - 55 -

otherwise use its best efforts to effect the orderly and efficient transfer of its rights and duties as Master Servicer hereunder to the assuming party. The
Trustee shall be entitled to be reimbursed from the predecessor Master Servicer
(or the Trust if the predecessor Master Servicer is unable to fulfill such obligations) for all Master Servicing Transfer Costs.

      Section 3.08 Servicer Custodial Accounts and Escrow Accounts. (a) The
Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Servicer Custodial Account in accordance with the applicable
Servicing Agreement, with records to be kept with respect thereto on a loan by loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and all collections with respect to any REO Property received by a Servicer, including Principal
Prepayments, Insurance Proceeds, Liquidation Proceeds, Recoveries and Advances
made from the Servicer's own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Servicer Custodial Account. The Master Servicer
is hereby authorized to make withdrawals from and deposits to the related
Servicer Custodial Account for purposes required or permitted by this Agreement.

      (b)   The Master Servicer shall also enforce the obligation of each
Servicer to establish and maintain a Buy-Down Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts any Buy-Down Funds shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt thereof. The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Buy-Down Account for purposes required or permitted by this Agreement. In addition, the Master
Servicer shall enforce the obligation of each Servicer to withdraw from the
Buy-Down Account and deposit in immediately available funds in the Servicer
Custodial Account an amount which, when added to such Mortgagor's payment, will equal the full monthly payment due under the related Mortgage Note.

      (c)   To the extent required by the related Servicing Agreement and by the related Mortgage Note and not violative of current law, the Master Servicer shall enforce the obligation of each Servicer to establish and maintain one or more escrow accounts (for each Servicer, collectively, the "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or Advances by such Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Servicer to establish an Escrow Account in violation of applicable law.

      Section 3.09 Collection of Mortgage Loan Payments; Master Servicer
Custodial Account; Certificate Account; Reserve Funds; and Yield Maintenance
Agreements. (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable
Servicing Agreement.

                                     - 56 -

      (b)   The Securities Administrator shall establish and maintain the
Certificate Account, which shall be deemed to consist of three sub-accounts and into which the Master Servicer will deposit on or prior to 11:00 a.m. New York time, on each Distribution Date (or, if the Securities Administrator is no
longer the same Person as, or an Affiliate of, the Master Servicer, the Business
Day preceding each Distribution Date) all amounts on deposit in the Master
Servicer Custodial Account for distribution to Certificateholders.

      (c)   The Master Servicer shall establish and maintain the Master Servicer
Custodial Account, which shall be an Eligible Account and which may be deemed to be a sub-account of the Certificate Account for so long as the Master Servicer and the Securities Administrator are the same Person. The Master Servicer shall, promptly upon receipt, deposit in the Master Servicer Custodial Account and retain therein any amounts which are required to be deposited in the Master
Servicer Custodial Account by the Master Servicer.

      (d)   (i)     The Securities Administrator shall establish and maintain
the Class A-1 Reserve Fund, the Class A-3 Reserve Fund and the Class A-7 Reserve
Fund, held in trust for the benefit of the Holders of the Class A-1, Class A-3 and Class A-7 Certificates, respectively. The Securities Administrator shall deposit in the applicable Reserve Fund on the date received by it the related
Yield Maintenance Agreement Payment, if any, received from the Counterparty for the related Distribution Date. Funds on deposit in the Reserve Funds shall remain uninvested. On each Distribution Date, the Securities Administrator shall withdraw from the applicable Reserve Fund the related Yield Maintenance
Agreement Payment, if any, received in respect of such Distribution Date and shall distribute such amount to the Class A-1, Class A-3 or Class A-7
Certificates, as the case may be.

            (ii)    The Securities Administrator and the Trustee shall account for the Reserve Funds and the Yield Maintenance Agreements and the rights with respect thereto as, for federal income tax purposes, a "grantor trust" as described in Subpart E of Part I of Subchapter J of the Code and
      Treasury Regulation ss.301.7701-4(c)(2) and not as assets of any REMIC created pursuant to this Agreement. The Securities Administrator shall apply for a taxpayer identification number on IRS Form SS-4 and any similarly required state or local forms. The Securities Administrator shall furnish or caused to be furnished to the Holders of the Class A-1,
      Class A-3 and Class A-7 Certificates and shall file or cause to be filed
      IRS Form 1041 and such other forms as may be required by the Code and regulations promulgated thereunder and any similar state or local laws with respect to the allocable shares of income and expenses with respect to the assets of the Reserve Fund Grantor Trust at the time and in the manner required by the Code and regulations promulgated thereunder and any similar state or local laws. The beneficial owners of the Class A-1 Yield
      Maintenance Agreement and the Class A-1 Reserve Fund are the Holders of
      the Class A-1 Certificates, the beneficial owners of the Class A-3 Yield
      Maintenance Agreement and the Class A-3 Reserve Fund are the Holders of
      the Class A-3 Certificates and the beneficial owners of the Class A-7
      Yield Maintenance Agreement and the Class A-7 Reserve Fund are the Holders
      of the Class A-7 Certificates. Each of the Class A-1, Class A-3 and Class
      A-7 Reserve Funds is an "outside reserve fund" within the meaning of
      Treasury Regulations Section 1.860G-2(h) that is owned by the holders of the Class A-1, Class A-3 and Class A-7 Certificates, respectively.

            (iii)   Any amounts in the applicable Reserve Fund paid by the
      Securities Administrator pursuant to this Section 3.09(d) to the Class
      A-1, Class A-3 and Class A-7 Certificates shall be accounted for by the
      Securities Administrator as amounts paid to the

                                     - 57 -

      Class A-1, Class A-3 and Class A-7 Certificates, respectively, from, for federal income tax purposes, a grantor trust as described in Subpart E of
      Part I of Subchapter J of the Code and Treasury Regulation
      ss.301.7701-4(c)(2) unless required otherwise by applicable law or an applicable taxing authority. The Securities Administrator shall prepare, sign and file, all of the tax returns in respect of such grantor trusts.
      In addition, the Securities Administrator shall account for the right of the Class A-1, Class A-3 and Class A-7 Certificates to receive amounts from the applicable Reserve Fund as rights in limited recourse interest rate cap contracts written by the Counterparty in favor of the Class A-1,
      Class A-3 and Class A-7 Certificates. Thus, for tax purposes, each Class
      A-1, Class A-3 and Class A-7 Certificate shall be treated as representing not only ownership of a "regular interest" in the Upper-Tier REMIC within the meaning of Code Section 860G(a)(1), but also ownership of an interest in a notional principal contract.

            (iv)    For federal tax return and information reporting purposes, the right of the Holders of the Class A-1, Class A-3 and Class A-7
      Certificates to receive payments under the applicable Yield Maintenance
      Agreement shall be assumed to have a value of zero as of the Closing Date unless and until required otherwise by an applicable taxing authority.

      (e)   On a daily basis within one (1) Business Day of receipt (except as otherwise specifically provided herein), the Master Servicer shall deposit or cause to be deposited in the Master Servicer Custodial Account the following payments and collections remitted to the Master Servicer by each Servicer from its respective Servicer Custodial Account pursuant to the related Servicing
Agreement or otherwise or received by the Master Servicer in respect of the
Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date)
and the following amounts required to be deposited hereunder:

            (i)     all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii)    all payments on account of interest on the Mortgage Loans, net of the related Administrative Fee;

            (iii)   (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with
      Customary Servicing Procedures or (3) required to be deposited to an
      Escrow Account pursuant to Section 3.08 and (B) any Insurance Proceeds released from an Escrow Account;

            (iv)    any amount required to be deposited by the Master Servicer pursuant to Section 3.09(f) in connection with any losses on Permitted
      Investments with respect to the Master Servicer Custodial Account;

            (v)     any amounts relating to REO Property required to be remitted by the applicable Servicer;

            (vi)    Periodic Advances made by the applicable Servicer pursuant to the related Servicing Agreement (or, if applicable, by the Master
      Servicer or the Trustee pursuant to

                                     - 58 -

      Section 3.19 or the Trustee pursuant to Section 8.01) and any Compensating
      Interest paid by the applicable Servicer pursuant to the related Servicing
      Agreement;

            (vii)   all Purchase Prices, all Substitution Adjustment Amounts and
      all Reimbursement Amounts to the extent received by the Master Servicer;

            (viii)  any Recoveries;

            (ix)    any Buy-Down Funds required to be deposited pursuant to
      Section 3.08; and

            (x)     any other amounts required to be deposited hereunder.

      If the Master Servicer shall deposit any amount not required to be deposited, it may at any time withdraw such amount from the Master Servicer
Custodial Account, any provision herein to the contrary notwithstanding. All funds required to be deposited in the Master Servicer Custodial Account shall be held by the Master Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11.

      (f)   Each institution at which the Master Servicer Custodial Account is maintained shall invest the funds therein as directed in writing by the Master
Servicer in Permitted Investments, which shall mature not later than the
Business Day next preceding the Distribution Date (except that if such Permitted
Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date)
and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All Master Servicer Custodial Account
Reinvestment Income shall be for the benefit of the Master Servicer as part of its master servicing compensation and shall be remitted to the Master Servicer monthly as provided herein. The amount of any losses realized in the Master
Servicer Custodial Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer from its own funds in the Master Servicer Custodial Account.

      (g)   Each institution at which the Certificate Account is maintained shall invest the funds therein if directed in writing by the Securities
Administrator in Permitted Investments that are obligations of the institution that maintains the Certificate Account, which shall mature on the Distribution
Date and shall not be sold or disposed of prior to its maturity. All such
Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the
Certificate Account shall be for the benefit of the Securities Administrator as its compensation and the amount of any losses realized in the Certificate
Account in respect of any such Permitted Investments shall promptly be deposited by the Securities Administrator from its own funds in the Certificate Account.

      (h)   The Master Servicer shall give notice to the Depositor, the Trustee, the Securities Administrator and the Rating Agencies of any proposed change of location of the Master Servicer Custodial Account not later than 30 days after and not more that 45 days prior to any change thereof. The Securities
Administrator shall give notice to the Depositor, the Trustee, the

                                     - 59 -

Master Servicer and the Rating Agencies of any proposed change of the location of the Certificate Account maintained by the Securities Administrator not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Master Servicer Custodial Account and the Certificate Account
shall be evidenced by a certification substantially in the form attached hereto as Exhibit F.

      (i)   The Securities Administrator shall designate the Lower-Tier
Certificate Sub-Account as a sub-account of the Certificate Account. On each
Distribution Date (other than the Final Distribution Date, if such Final
Distribution Date is in connection with a purchase of the assets of the Trust
Estate by the Depositor), the Securities Administrator shall, from funds available on deposit in the Certificate Account, be deemed to deposit into the
Upper-Tier Certificate Sub-Account, the Lower-Tier Distribution Amount.

      Section 3.10 Access to Certain Documentation and Information Regarding the
Mortgage Loans. The Master Servicer shall afford and shall enforce the obligation of the Servicers to afford the Securities Administrator and the
Trustee reasonable access to all records and documentation regarding the
Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer or the applicable Servicer.

      Section 3.11 Permitted Withdrawals from the Certificate Account and the
Master Servicer Custodial Account. (a)The Securities Administrator shall withdraw funds from the Certificate Account for distributions to
Certificateholders in the manner specified in this Agreement. In addition, the
Master Servicer may from time to time make withdrawals from the Master Servicer
Custodial Account for the following purposes:

            (i)     to pay to the Servicers (to the extent not previously
      retained by them), the Servicing Fee to which they are entitled pursuant to the Servicing Agreements and to pay itself the Master Servicing Fee (to the extent not previously retained), and any Master Servicer Custodial
      Account Reinvestment Income;

            (ii)    to pay to the Securities Administrator and the Trustee any
      amounts due to the Securities Administrator and the Trustee under this
      Agreement (including, but not limited to, all amounts provided for under
      Section 3.02, Section 3.07, Section 8.05 and Section 9.11, other than the amounts provided for in the first sentence of Section 9.11);

            (iii)   to reimburse the Servicers (or, if applicable, itself or the
      Trustee) for unreimbursed Advances made pursuant to the related Servicing
      Agreement (or in the case of itself or the Trustee, pursuant to Section
      3.19 or Section 8.01, as applicable), such right of reimbursement pursuant to this clause (iii) being limited first to amounts received on the
      Mortgage Loans serviced by such Servicer in respect of which any such
      Advance was made and then limited to amounts received on all the Mortgage
      Loans serviced by such Servicer (or, if applicable, the Master Servicer or the Trustee) in respect of which any such Advance was made;

                                     - 60 -

            (iv)    to reimburse the Servicers (or, if applicable, itself or the
      Trustee) for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iv) being limited first to amounts received on the Mortgage Loans as the Mortgage Loan(s) in respect of which such Nonrecoverable Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such Servicer (of, if applicable, the Master Servicer or the Trustee);

            (v)     to reimburse the Servicers for Insured Expenses from the
      related Insurance Proceeds;

            (vi)    to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

            (vii)   to reimburse itself or the Depositor for expenses incurred by either of them and reimbursable pursuant to this Agreement, including but not limited to, Section 3.02 and Section 7.03;

            (viii)  to withdraw any amount deposited in the Master Servicer
      Custodial Account and not required to be deposited therein; and

            (ix)    to clear and terminate the Master Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

If the Master Servicer shall remit to the Securities Administrator any amount not required to be remitted, it may at any time direct the Securities
Administrator to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Securities
Administrator which describes the amounts remitted in error to the Securities
Administrator for deposit to the Certificate Account.

      (b)   On each Distribution Date, funds on deposit in the Certificate
Account and deemed to be on deposit in the Upper-Tier Certificate Sub-Account shall be used to make payments on the Regular Certificates and the Class A-R
Certificate (in respect of the Class UR Interest) as provided in Sections 5.01 and 5.02. The Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

      Section 3.12 Maintenance of Hazard Insurance and Other Insurance. (a) For
each Mortgage Loan, the Master Servicer shall enforce any obligation of the
Servicers under the related Servicing Agreements to maintain or cause to be maintained fire, flood and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in accordance with the related
Servicing Agreements. It is understood and agreed that such insurance provided for in this Section 3.12 shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

                                     - 61 -

      (b)   Pursuant to Sections 3.08 and 3.09, any amounts collected by the
Master Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Master Servicer
Custodial Account, subject to withdrawal pursuant to Sections 3.09 and 3.11. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to
Certificateholders and shall be recoverable by the Master Servicer or such
Servicer pursuant to Sections 3.08 and 3.09.

      Section 3.13 Presentment of Claims and Collection of Proceeds. The Master
Servicer shall (to the extent provided in the applicable Servicing Agreement)
cause the related Servicer to, prepare and present on behalf of the Trust and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies.
Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

      Section 3.14 Enforcement of Due-On-Sale Clauses; Assumption Agreements. To
the extent provided in the applicable Servicing Agreement and to the extent
Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

      Section 3.15 Realization Upon Defaulted Mortgage Loans; REO Property. (a)
The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

      (b)   With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the
Certificateholders, or its nominee, on behalf of the Certificateholders. The
Master Servicer shall enforce the obligation of the Servicers, to the extent provided in the applicable Servicing Agreement, to (i) cause the name of the
Trust to be placed on the title to such REO Property and (ii) ensure that the title to such REO Property references this Agreement. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as

                                     - 62 -

possible and in accordance with the provisions of this Agreement and the related
Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO
Property, the Master Servicer shall cause the applicable Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions. In the event that the Trust Estate acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master
Servicer shall enforce the obligation of the related Servicer to dispose of such
Mortgaged Property within the time period specified in the applicable Servicing
Agreement, but in any event within three years after the acquisition by the
Servicer for the Trust (such period, the "REO Disposition Period") unless (i)
the Servicer provides to the Trustee, the Master Servicer and the Securities
Administrator an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by the Trust is located or cause any REMIC created hereunder to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by the Trust is located at any time that any Certificates are outstanding or (ii) the Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Estate may continue to hold such Mortgaged Property for the period of such extension.

      (c)   The Master Servicer shall, to the extent required by the related
Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Servicer Custodial Account.

      (d)   The applicable Servicer, upon the final disposition of any REO
Property, shall be entitled to reimbursement for any related unreimbursed
Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

      (e)   The Liquidation Proceeds from the final disposition of the REO
Property, net of any payment to the applicable Servicer as provided above shall be deposited in the related Servicer Custodial Account on or prior to the
Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Master Servicer Custodial Account.

      Notwithstanding any other provision of this Agreement, the Master Servicer shall not permit any Mortgaged Property acquired by the Trust to be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, (ii) result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC
Provisions or (iii) subject any REMIC created

                                     - 63 -

hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer or related Servicer, as applicable, has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

      Notwithstanding any other provision of this Agreement, the Master Servicer and the Securities Administrator, as applicable, shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer or the Securities
Administrator reasonably believes are applicable under the Code. The consent of
Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a
Certificateholder that has furnished or caused to be furnished an effective Form
W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a
"controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the Trust or the Depositor. In the event the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholder.

      Section 3.16 Trustee to Cooperate; Release of Mortgage Files. Upon the
payment in full of any Mortgage Loan, or the receipt by the Master Servicer or the related Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or the related
Servicer will immediately notify the Trustee (or, at the direction of the
Trustee, a Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the related Servicer with the Mortgage File) of a
Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Master Servicer or the related Servicer). Upon receipt of such request, the Trustee or a Custodian, as applicable, shall within seven (7)
Business Days release the related Mortgage File to the Master Servicer or the related Servicer. The Trustee shall at the Master Servicer's or the related
Servicer's direction execute and deliver to the Master Servicer or the related
Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage relating to the Mortgage Loan, in each case provided by the Master Servicer or the related Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Master Servicer shall enforce the applicable Servicer's obligation under the related Servicing Agreement take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor of the Mortgage Loan.

      From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any Primary Mortgage Insurance Policy, any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the
other documents included in the Mortgage File, the Trustee or a Custodian, as
applicable, shall, upon delivery to the Trustee (or, at the direction of the
Trustee, a Custodian) of a Request for Release

                                     - 64 -

signed by a Master Servicing Officer or a Servicing Officer, release the
Mortgage File within seven (7) Business Days to the Master Servicer or the related Servicer. Subject to the further limitations set forth below, the Master
Servicer or the applicable Servicer shall cause the Mortgage Files so released to be returned to the Trustee or a Custodian, as applicable, when the need therefor no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Servicer Custodial Account, in which case such Servicer shall deliver to the Trustee or a Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

      If the Master Servicer or any related Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement or the Servicing Agreement, the Master Servicer or
any related Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the
Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

      Section 3.17 Documents, Records and Funds in Possession of the Master
Servicer to be Held for the Trustee. Notwithstanding any other provisions of this Agreement, the Master Servicer shall cause each Servicer to transmit to the
Trustee (or a Custodian on behalf of the Trustee) as required by this Agreement and the Servicing Agreements all documents and instruments in respect of a
Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or the related Servicer or which otherwise are collected by the Master Servicer or the related Servicer as Liquidation Proceeds, Recoveries or Insurance
Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer or the related Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Master Servicer Custodial Account or any Servicer
Custodial Account, shall be held by the Master Servicer or the related Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee on behalf of the Trust, subject to the applicable provisions of this Agreement and the related Servicing Agreement. The Master
Servicer also agrees that it shall not, and shall enforce any requirement under the related Servicing Agreement that the related Servicer shall not, knowingly create, incur or subject any Mortgage File or any funds that are deposited in any Master Servicer Custodial Account, any Servicer Custodial Account, the
Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the
Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Master Servicer or Servicer, or assert by legal action or otherwise any claim or right of setoff against any
Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

      Section 3.18 Master Servicer Compensation. As compensation for its services hereunder, the Master Servicer shall be entitled to the Master
Servicing Fee. The Master Servicer shall also be entitled to additional compensation in the form of the Master Servicer

                                     - 65 -

Custodial Account Reinvestment Income. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

      Section 3.19 Advances. The Master Servicer shall enforce the obligations of each Servicer to make a Periodic Advance in accordance with the applicable
Servicing Agreement. A Servicer shall be entitled to be reimbursed from the applicable Servicer Custodial Account for all Advances of its own funds made pursuant to the related Servicing Agreement. Based upon information set forth in the servicer reports, the Master Servicer shall inform the Securities
Administrator of the amount of the Periodic Advance to be made by a Servicer on each applicable Advance Date no later than the related Remittance Date. If a
Servicer fails to make any required Periodic Advance pursuant to the related
Servicing Agreement, the Master Servicer shall (i) unless the Master Servicer determines that such Periodic Advance would not be recoverable in its good faith business judgment, make such Periodic Advance not later than the Business Day preceding the related Distribution Date and (ii) to the extent such failure leads to the termination of the Servicer and until such time as a successor
Servicer is appointed, continue to make Periodic Advances required pursuant to the related Servicing Agreement for any Distribution Date, within the same time frame set forth in (i) above, unless the Master Servicer determines (to the extent provided in the related Servicing Agreement) that such Periodic Advance would not be recoverable. If the Master Servicer is unable to make a Periodic
Advance required to be made by it in accordance with this Section 3.19, the
Master Servicer shall immediately, and in no event later than 5:00 P.M. New York time on the last Business Day preceding the related Distribution Date, give written notice thereof to the Trustee, the Securities Administrator and the
Depositor.

      Section 3.20 Annual Statement as to Compliance. (a) Each of the Master
Servicer and the Securities Administrator shall deliver, and shall cause any
Additional Servicer engaged by it to deliver, or otherwise make available to the
Depositor and the Securities Administrator (and the Securities Administrator
will forward to the Trustee and each Rating Agency), no later than March 15th of each calendar year beginning in 2007, an Officer's Certificate (each, together with such similar certificate delivered by each Servicer as described in Section
3.20(b), a "Compliance Statement"), signed by an officer of such party, stating, as to the signer thereof, that (a) a review of the activities of such party during the preceding calendar year or portion thereof and of performance of such party under this Agreement or such applicable agreement in case of an Additional
Servicer has been made under such officers' supervision and (b) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement or such applicable agreement in case of an
Additional Servicer in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Such Compliance Statements shall contain no restrictions or limitations on its use. The obligations of the Master Servicer and the Securities
Administrator under this Section apply to each entity that acted as Master
Servicer or Securities Administrator, as applicable, during the applicable period, whether or not such entity is acting as Master Servicer or Securities
Administrator at the time such Compliance Statement is required to be delivered.

                                     - 66 -

      (b)   In the event the Master Servicer or the Securities Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and shall use its reasonable efforts to cause any Additional Servicer that resigns or is terminated under any applicable servicing agreement to provide, a Compliance Statement pursuant to this Section 3.20 with respect to the period of time that the Master Servicer or the Securities Administrator was subject to this Agreement or such applicable agreement in the case of an
Additional Servicer or the period of time that the Additional Servicer was subject to such other servicing agreement. The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing
Agreement, to deliver to the Master Servicer a Compliance Statement within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master Servicer shall include such Compliance Statements of the Servicers with its own Compliance Statement to be submitted pursuant to this Section 3.20.

      Section 3.21 Assessments of Compliance and Attestation Reports. (a) Each
of the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall deliver, and shall cause each Servicing Function
Participant engaged by it to deliver, or otherwise make available to the
Depositor and the Securities Administrator on or before March 15th of each calendar year beginning in 2007, a report regarding such party's assessment of compliance with the Relevant Servicing Criteria (each, together with such similar report delivered by each Servicer as described in Section 3.21(c), an
"Assessment of Compliance"), that contains (i) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria,
(ii) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (iii) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.22(c), including, if there has been any material instance of noncompliance with the
Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof and (iv) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

      No later than February 1 of each fiscal year for the Trust for which a
10-K is required to be filed, the Master Servicer, the Securities Administrator and the Custodian shall each forward to the Depositor and the Securities
Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. When the Master
Servicer, the Securities Administrator and the Custodian (or any Servicing
Function Participant engaged by them) submit their assessments to the Depositor and the Securities Administrator, such parties will also at such time include the assessment (and attestation pursuant to Section 3.21(b)) of each Servicing
Function Participant engaged by it.

      Promptly after receipt of such Assessments of Compliance, the Securities
Administrator shall confirm that the Assessments of Compliance, taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit P and on any similar exhibit set forth in each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such Assessments of Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the

                                     - 67 -

preceding calendar year. The Custodian and any Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such
Assessments of Compliance in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

      (b)   Each of the Master Servicer, the Securities Administrator and the
Custodian, each at its own expense, shall cause, and shall cause each Servicing
Function Participant engaged by it to cause, on or before March 15th of each calendar year beginning in 2007, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator,
the Custodian or such other Servicing Function Participants, as the case may be)
and that is a member of the American Institute of Certified Public Accountants
to furnish a report (each, together with such similar report delivered by each
Servicer as described in Section 3.21(c), an "Attestation Report") to the
Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the
Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing
Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the
Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such
Attestation Report why it was unable to express such an opinion. Each such related Attestation Report shall be made in accordance with Rules 1-02(a)(3) and
2-02(g) of the Commission's Regulation S-X. Such Attestation Reports must be available for general use and not contain restricted use language. If requested by the Depositor, such report shall contain or be accompanied by a consent of such accounting firm to inclusion or incorporation of such report in the
Depositor's registration statement on Form S-3 relating to the Offered
Certificates and the Form 10-K for the Trust.

      Promptly after receipt of such Attestation Reports, the Securities
Administrator shall confirm that each Assessment of Compliance is coupled with a related Attestation Report and shall notify the Depositor of any exceptions. The
Master Servicer shall include each such Attestation Report furnished to it by the Servicers with its own Attestation Report to be submitted to the Securities
Administrator pursuant to this Section 3.21. None of the Master Servicer, the
Securities Administrator or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of such Attestation
Reports until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year. The Custodian and any
Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such Attestation Report in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

      (c)   The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the
Master Servicer an Assessment of Compliance and related Attestation Report within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master

                                     - 68 -

Servicer shall include such Assessments of Compliance and Attestation Reports of the Servicers with its own Assessment of Compliance and related Attestation
Report to be submitted pursuant to this Section 3.21.

      (d)   In the event the Master Servicer, the Custodian or the Securities
Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and each such party shall cause any Servicing Function
Participant engaged by it to provide, an Assessment of Compliance pursuant to this Section 3.21, coupled with an Attestation Report as required in this
Section 3.21 with respect to the period of time that the Master Servicer or the
Securities Administrator was subject to this Agreement.

      Section 3.22 Reports to the Commission. (a) The Securities Administrator
and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying its reporting requirements under the
Exchange Act. Without limiting the generality of the foregoing, the Securities
Administrator shall prepare and file on behalf of the Trust any Form 8-K, Form
10-D and Form 10-K required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Master Servicer shall sign such Forms on behalf of the Trust. Notwithstanding the previous sentence, the Depositor shall file the Form 8-K in connection with the filing of this Agreement.

      (b)   Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the Monthly Statement for such
Distribution Date attached thereto. Any disclosure in addition to the Monthly
Statement for such Distribution Date that is required to be included on Form
10-D ("Additional Form 10-D Disclosure") shall be reported by the parties set forth on Exhibit Q hereto to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in this Section 3.22(b).

      As set forth on Exhibit Q hereto, within 5 calendar days after the related
Distribution Date, (i) the parties described on Exhibit Q shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any Additional Form 10-D Disclosure, if applicable, together with an Additional
Disclosure Notification in the form of Exhibit U and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Securities
Administrator shall compile all such information provided to it in a Form 10-D prepared by it. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit Q of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the
Securities Administrator in connection with including any Additional Form 10-D
Disclosure on Form 10-D pursuant to this paragraph.

                                     - 69 -

      After preparing the Form 10-D, the Securities Administrator shall, upon request, forward electronically a copy of the Form 10-D to the Master Servicer for review and, only if Additional Form 10-D Disclosure is contained therein, the Securities Administrator shall forward such Form 10-D to the Depositor for review. Within 2 Business Days after receipt of such copy, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities
Administrator may proceed with the execution and filing of the Form 10-D. A duly authorized officer of the Master Servicer shall sign each Form 10-D. If a Form
10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in
Section 3.22(f)(ii). Form 10-D requires the registrant to indicate (by checking
"yes" or "no") that it "(1) has filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days." The
Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that is has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D, if the answer to either question should be "no." The
Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report. Promptly (but no later than
1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form
10-D prepared and filed by the Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05.
Each party to this Agreement acknowledges that the performance by the Master
Servicer and Securities Administrator of its duties under this Section 3.22(b)
related to the timely preparation, arrangement for execution and filing of Form
10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(b) and also contingent upon the Servicers, the Custodian and any Servicing Function
Participant strictly observing deadlines no later than these set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form 10-D Disclosure pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities
Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-D, where such failure results from the
Master Servicer's or the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any
Servicer, Custodian or Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

      (c)   On or prior to the 90th day after the end of each fiscal year of the
Trust or such earlier date as may be required by the Exchange Act (the "10-K
Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Securities
Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the
Securities

                                     - 70 -

Administrator within the applicable time frames set forth in this Agreement and the related Servicing Agreements:

            (i)     a Compliance Statement for each Servicer, the Master
      Servicer and the Securities Administrator (each, a "Reporting Servicer")
      as described under Section 3.20;

            (ii)    (A) the Assessment of Compliance for each Reporting
      Servicer, as described under Section 3.21(a) and (c), and (B) if each
      Reporting Servicer's Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included;
      provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any Assessment of Compliance described in this clause (ii) or Attestation Report described in clause (iii) below that is not required to be filed with such Form 10-K pursuant to Regulation AB;

            (iii)   (A) the Attestation Report for each Reporting Servicer,
      as described under Section 3.21(b) and (c), and (B) if any Reporting
      Servicer's Attestation Report identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer's Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such Attestation Report is not included and an explanation why such Attestation Report is not included;
      and

            (iv)    a Sarbanes-Oxley Certification, as described in Section
      3.22(e).

      Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure")
shall be reported by the parties set forth on Exhibit R to the Depositor and the
Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form
10-K Disclosure, except as set forth in this Section 3.22(d).

      As set forth on Exhibit R hereto, no later than March 1 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in
2007, (i) the parties described in Exhibit R shall be required to provide to the
Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, together with an Additional Disclosure Notification in the form attached hereto as Exhibit U and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K
Disclosure on Form 10-K. The Securities Administrator shall compile all such information provided to it in a Form 10-K prepared by it. The Securities
Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit R of their duties under this paragraph or proactively solicit or procure from such parties any Additional
Form 10-K Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities

                                     - 71 -

Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

      After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Master Servicer and Depositor for
review. Within three Business Days after receipt of such copy, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(h)(ii). Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby represents to the
Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that is has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities
Administrator in writing, no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to either question should be "no." The
Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report. Promptly (but no later than
1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form
10-K prepared and filed by the Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05.
The parties to this Agreement acknowledge that the performance by the Master
Servicer and the Securities Administrator of its duties under this Section
3.22(c) related to the timely preparation, arrangement for execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(c), Section
3.22(e), Section 3.20 and Section 3.21 and is also contingent upon the
Servicers, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities
Administrator of any necessary Additional Form 10-K Disclosure, any Compliance
Statement and any Assessment of Compliance and Attestation Report pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities
Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-K, where such failure results from the
Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer or Servicing
Function Participant needed to prepare, arrange for execution or file such Form
10-K, not resulting from its own negligence, bad faith or willful misconduct.

      (d)   Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-Ks in connection with the issuance of the Certificates. Any disclosure or information related to a
Reportable Event or that is otherwise required to be included on Form 8-K other than the initial

                                     - 72 -

Form 8-Ks filed in connection with the issuance of the Certificates ("Form 8-K
Disclosure Information") shall be reported by the parties set forth on Exhibit S hereto to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the
Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 8-K Disclosure
Information, or any Form 8-K, except as set forth in this Section 3.22(d).

      As set forth on Exhibit S hereto, no later than the end of business on the
2nd Business Day after the occurrence of a Reportable Event (i) the parties to this transaction shall be required to provide to the Securities Administrator
(at cts.sec.notifications@wellsfargo.com with a copy by facsimile to
410-715-2380) and to the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any Form 8-K Disclosure
Information, if applicable, together with an Additional Disclosure Notification in the form attached hereto as Exhibit U and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Securities Administrator shall compile all such information provided to it in a Form 8-K prepared by it. The Securities
Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit S of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K
Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

      After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Master Servicer and Depositor for
review. No later than the close of business New York City time on the 3rd
Business Day after the Reportable Event, the Depositor shall notify the
Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. A duly authorized officer of the Master Servicer shall sign the Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities
Administrator will follow the procedures set forth in Section 3.22(h)(ii).
Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities
Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this
Section 3.22(d) related to the timely preparation, arrangement for execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section
3.22(d) and also contingent upon the Servicers, the Custodian and any Servicing
Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Form 8-K Disclosure
Information pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the
Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution

                                     - 73 -

and/or timely file such Form 8-K, where such failure results from the Securities
Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, Custodian or Servicing
Function Participant needed to prepare, arrange for execution or file such Form
8-K, not resulting from its own negligence, bad faith or willful misconduct.

      (e)   Each Form 10-K shall include a certification (the "Sarbanes-Oxley
Certification"), exactly as set forth in Exhibit M attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Securities
Administrator (if the Securities Administrator is not the same entity as the
Master Servicer) shall provide, and shall cause any Servicing Function
Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley
Certification (the "Certifying Person"), by March 15th of each year in which the
Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, together with such similar certification delivered by each Servicer as described in
Section 3.22(f), a "Back-up Certification"), in the form attached hereto as
Exhibit Q, upon which the Certifying Person, the entity for which the Certifying
Person acts as an officer, and such entity's officers, directors and Affiliates
(collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the
Trust. Such officer of the Certifying Person can be contacted by email at
cts.sec.notifications@wellsfargo.com. In the event the Master Servicer, the
Securities Administrator or any Servicing Function Participant engaged by such parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-up Certification to the Certifying Person pursuant to this Section
3.22(e) with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be. Notwithstanding the foregoing, (i) the Master Servicer and the Securities Administrator shall not be required to deliver a Back-Up Certification to each other if both are the same
Person and the Master Servicer is the Certifying Person and (ii) the Master
Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any Back-Up Certification required to be furnished to it pursuant to this section or any Servicing Agreement or Custodial
Agreement.

      (f)   Pursuant to the related Servicing Agreements, the Master Servicer shall enforce the obligation of each Servicer to provide the Back-up
Certification required pursuant to each of the Servicing Agreements.

      (g)   Upon any filing with the Commission prepared and filed by the
Securities Administrator, the Securities Administrator shall promptly deliver or make available to the Depositor a copy of any such executed report, statement or information.

      (h)   (i)     The obligations set forth in paragraphs (a) through (h) of this Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act. On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, unless otherwise requested by the Depositor, the Securities Administrator shall prepare and file with the Commission a Form
15 Suspension Notification executed by the Master Servicer with respect to the
Trust, with a copy to the Depositor. At the beginning of the calendar year after the filing of a Form 15 Suspension

                                     - 74 -

Notification, if the Depositor or the Certificate Registrar determines that the number of Certificateholders of the Offered Certificates of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, it shall promptly notify the
Securities Administrator and the Securities Administrator shall recommence preparing and filing reports on Form 8-K, Form 10-D and Form 10-K as required pursuant to this Section and the then-current reporting requirements of the
Exchange Act and the parties hereto will again have the obligations set forth in paragraphs (a) through (h) of this Section.

      (ii)    In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, Form 10-D or Form 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities
Administrator will immediately electronically notify the Depositor and the
Master Servicer of such inability to make a timely filing with the Commission.
In the case of Form 10-D and Form 10-K, the Securities Administrator, the Master
Servicer, the Trustee and the Depositor will cooperate to prepare and file a
Form 12b-25 and a Form 10-D/A and Form 10-K/A as applicable, pursuant to Rule
12b-25 of the Exchange Act. In the case of Form 8-K, the Securities
Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form
8-K, Form 10-D or Form 10-K needs to be amended in connection with any
Additional Form 10-D Disclosure (other than, in the case of Form 10-D, for the purpose of restating any Monthly Statement), Additional Form 10-K Disclosure or
Form 8-K Disclosure Information, the Securities Administrator will notify the
Depositor and such other parties to the transaction as are affected by such amendment, and such parties will cooperate to prepare any necessary Form 8-K/A,
Form 10-D/A or Form 10-K/A. Any Form 15, Form 12b-25 or any amendment to Form
8-K or Form 10-D shall be signed by a duly authorized officer (and a senior officer with respect to the Form 10-K) of the Master Servicer. The parties to this Agreement acknowledge that the performance by the Master Servicer and the
Securities Administrator of its duties under this Section 3.22(h) related to the timely preparation, arrangement for execution and filing of Form 15, a Form
12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon each such party performing its duties under this Section 3.22(h). Neither the
Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file any such Form 15,
Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any
Servicer, the Custodian or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to
Forms 8-K, Form 10-D or Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

      (i)     Notwithstanding the provision of Section 11.01, this Section 3.22 may be amended without the consent of the Certificateholders.

                                     - 75 -

                                   ARTICLE IV

                          MASTER SERVICER'S CERTIFICATE

      Section 4.01  Master Servicer's Certificate. Each month, not later than
12:00 noon Eastern time on the 18th calendar day of such month (or if such day is not a Business Day, the following Business Day), the Master Servicer shall deliver to the Securities Administrator, a Master Servicer's Certificate based solely on the information provided by the Servicers (in substance and format mutually acceptable to the Master Servicer and the Securities Administrator)
certified by a Master Servicing Officer setting forth the information necessary in order for the Securities Administrator to perform its obligations under this
Agreement. The Securities Administrator may conclusively rely upon the information contained in a Master Servicer's Certificate delivered by the Master
Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

      Section 5.01  Distributions. On each Distribution Date, based solely on the information in the Master Servicer's Certificate, the Securities
Administrator shall distribute out of the Certificate Account, the Exchangeable
Certificates Grantor Trust Account or the Upper-Tier Certificate Sub-Account, as
applicable (to the extent funds are available therein), to each
Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such
Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Certificate (other than a Residual Certificate), by wire transfer or by such other means of payment as such Certificateholder and the Securities Administrator shall agree upon, such Certificateholder's
Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

      None of the Holders of any Class of Certificates, the Depositor, the
Master Servicer, the Securities Administrator or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

      Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

      Section 5.02  Priorities of Distributions. (a) On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) (1) to the extent not previously paid, the amounts payable to the Master Servicer, the Securities Administrator and the
Trustee pursuant to Section 3.09(f) and Section 3.11 and shall pay such funds to itself, the Master Servicer and the Trustee, as applicable, and (2) based solely on the information contained in the Master Servicer's Certificate, the Pool
Distribution Amount,

                                     - 76 -

and shall apply such funds to the Certificates in the following order of priority and to the extent of such funds, in the following order of priority and to the extent of such funds:

            (i)     to each Class of Senior Certificates, an amount allocable
      to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

            (ii)    pro rata to (a) the Class 30-PO Certificates, based on the
      PO Principal Amount, and (b) the Senior Non-PO Certificates, based on the
      Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b);

            (iii)   to the Class 30-PO Certificates, to pay any PO Deferred
      Amounts, up to the Subordinate Principal Distribution Amount;

            (iv)    to each Class of Subordinate Certificates, subject to
      paragraph (d) below, in the following order of priority:

                    (A)   to the Class M Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (B)   to the Class M Certificates an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof, has been reduced to zero;

                    (C)   to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (D)   to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                    (E)   to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (F)   to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                    (G)   to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (H)   to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay

                                     - 77 -

            the PO Deferred Amounts pursuant to clause (iii) above until the
            Class Certificate Balance thereof has been reduced to zero;

                    (I)   to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (J)   to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                    (K)   to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (L)   to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                    (M)   to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                    (N)   to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

            (v)     to the Holder of the Class A-R Certificate, any amounts
      remaining in the Upper-Tier Certificate Sub-Account and any remaining Pool
      Distribution Amount.

            No Class of Certificates will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of
      "Interest Distribution Amount" after its Class Certificate Balance or
      Notional Amount, as the case may be, has been reduced to zero.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount" and second with respect to the amount payable pursuant to clause (ii) of such definitions.

            On each Distribution Date, the Securities Administrator shall distribute any Reimbursement Amount sequentially to each Class of
      Certificates then outstanding which bore the loss to which such
      Reimbursement Amount relates, beginning with the most senior of such
      Classes of Certificates, up to, with respect to each Class, the amount of loss borne by such Class. Any Reimbursement Amount remaining after the application described in the preceding sentence shall be included in the
      Pool Distribution Amount.

                                     - 78 -

            (vi)    Distributions on the Uncertificated Lower-Tier Interests.
      On each Distribution Date, each Uncertificated Lower-Tier Interest (other than the Class A-LIO Interest) shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class or Classes, as provided herein and shall have its principal balance increased in the event of Recoveries in an amount equal to any such increase in the Class Certificate Balance of the respective Corresponding Upper-Tier Class or Classes pursuant to
      Section 5.03(b). On each Distribution Date, each Uncertificated Lower-Tier
      Interest (other than the Class A-LPO Interest) shall receive distributions in respect of interest in an amount equal to the Interest Distribution
      Amount in respect of its Corresponding Upper-Tier Class or Classes, as reduced by Non-Supported Interest Shortfalls and Relief Act Reductions to
      the extent actually distributed thereon. Such amounts distributed to the
      Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance or notional amount of each
      Uncertificated Lower-Tier Interest equals the aggregate of the Class
      Certificate Balances or Notional Amounts of the respective Corresponding
      Upper-Tier Class or Classes or, in the case of the Class A-L1 and Class
      A-L2 Interest, the Class Certificate Balance of the Class A-1 and Class
      A-3 Certificates, respectively. The initial principal balance or notional amount of each Uncertificated Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances or Initial Notional Amounts of the
      respective Corresponding Upper-Tier Class or Classes or, in the case of the Class A-L1 and Class A-L2 Interest, the initial Class Certificate
      Balance of the Class A-1 and Class A-3 Certificates, respectively.

            The pass-through rate with respect to the Class A-L1 Interest, Class
      A-L2 Interest, Class A-L3 Interest, Class A-LR Interest, Class A-LIO
      Interest, Class M-L1 Interest, Class B-L1 Interest, Class B-L2 Interest,
      Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class
      B-L6 Interest shall be 6.000% per annum. The Class A-LPO Interest is a principal-only interest and is not entitled to distributions of interest.

      (b)   On each Distribution Date prior to the Senior Credit Support
Depletion Date, the amount distributable to the Senior Non-PO Certificates
(other than the Exchangeable Certificates) pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed, sequentially, as follows:

                  first, to the Class A-R Certificate, until its Class
            Certificate Balance has been reduced to zero;

                  second, concurrently, up to the Priority Amount, as follows:

                  (A)   75.8056711507%, concurrently, to the Class A-5 and Class
            A-6 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

                  (B)   24.1943288493% to the Class A-7 Certificates, until
            their Class Certificate Balance has been reduced to zero;

                                     - 79 -

                  third, concurrently, $1000.00 to the Class A-1 and Class A-3
            Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

                  fourth, concurrently, $906,706.75, as follows:

                  (A)   95.0496949537%, sequentially, to the Class A-11 and
            Class A-12 Certificates, in that order, until the amount distributed with respect to such Classes pursuant to this Section 5.02(b) equals their Maximum Initial Class Certificate Balances; and

                  (B)   4.9503050463% to the Class A-9 Certificates, until their
            Class Certificate Balance has been reduced to zero;

                  fifth, concurrently, to the Class A-1 and Class A-3
            Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

                  sixth, concurrently, as follows:

                  (C)   95.0496949537%, sequentially, to the Class A-11 and
            Class A-12 Certificates, in that order, until the amount distributed with respect to such Classes pursuant to this Section 5.02(b) equals their Maximum Initial Class Certificate Balances; and

                  (D)   4.9503050463% to the Class A-9 Certificates, until their
            Class Certificate Balance has been reduced to zero

                  seventh, sequentially, to the Class A-13, Class A-14 and Class
            A-15 Certificates, in that order, until the amount distributed with respect to such Classes pursuant to this Section 5.02(b) equals their Maximum Initial Class Certificate Balances; and

                  eighth, concurrently, as follows;

                  (E)   75.8056711507%, concurrently, to the Class A-5 and Class
            A-6 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

                  (F)   24.1943288493% to the Class A-7 Certificates, until
            their Class Certificate Balance has been reduced to zero.

      On each Distribution Date on or after the Senior Credit Support Depletion
Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the
Senior Non-PO Certificates shall be distributed, concurrently, as principal of such Classes of Senior Certificates (other than the Exchangeable Certificates), pro rata, on the basis of their respective Class Certificate Balances or in the case of a Class of Exchangeable REMIC Certificates, the sum of its Class
Certificate Balance and the proportionate share of the Class Certificate
Balances of all related Exchangeable Classes, until the Class Certificate
Balances thereof are reduced to zero.

                                     - 80 -

      On each Distribution Date, the amount distributable as principal to a
Class of Exchangeable Certificates shall equal its Class Principal Distribution
Amount. Such amount shall reduce proportionately the amount distributable as principal to the Related Class or Classes of Exchangeable REMIC Certificates.

      The Class A-2, Class A-4 and Class 30-IO Certificates are Interest Only
Certificates and are not entitled to distributions in respect of principal.

      (c)   On each Distribution Date, Accrued Certificate Interest for each
Class of Senior Certificates and each Class of Subordinate Certificates for such
Distribution Date shall be reduced by such Class' pro rata share, based on such
Class' Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of (A) Non-Supported
Interest Shortfalls, (B) on and after the Senior Credit Support Depletion Date, any other Realized Loss on the Mortgage Loans allocable to interest and (C)
Relief Act Reductions incurred on the Mortgage Loans during the calendar month preceding the month of such Distribution Date.

      (d)   Notwithstanding the priority and allocation contained in Section
5.02(a)(iv), if with respect to each Class of Subordinate Certificates on any
Distribution Date, (i) the aggregate of the Class Certificate Balances of the
Subordinate Certificates immediately prior to such Distribution Date that have a lower order of payment priority than such Class, divided by (ii) the Pool Stated
Principal Balance (Non-PO Portion) immediately prior to such Distribution Date
(for each Class, the "Fractional Interest") is less than the Original Fractional
Interest for such Class, no distribution of principal will be made to any Class of Subordinate Certificates junior to such Class (the "Restricted Classes"), and the Class Certificate Balances of the Restricted Classes of applicable
Subordinate Certificates will not be used in determining the Pro Rata Share for the applicable Subordinate Certificates that are not Restricted Classes. If the aggregate Class Certificate Balances of the applicable Subordinate Certificates that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the applicable Subordinate Certificates that are Restricted Classes in order of their respective numerical Class designations (beginning with the Class of applicable Subordinate Certificates that is a Restricted Class then outstanding with the lowest numerical Class designation).

      (e)   Any amounts distributed to the Class A-1, Class A-3 and Class A-7
Certificates from the applicable Reserve Fund shall be deemed to be a distribution to such Certificates from, for federal income tax purposes, a grantor trust as described in Subpart E of Part I of Subchapter J of the Code and Treasury Regulation ss.301.7701-4(c)(2).

      Section 5.03  Allocation of Losses. (a) No later than five (5) Business
Days prior to the related Distribution Date, the Master Servicer shall inform the Securities Administrator in writing with respect to each Mortgage Loan: (1)
whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction,
(2) of the amount of such loss or Deficient Valuation, or of the terms of such
Debt Service Reduction and (3) of the total amount of Realized Losses on the
Mortgage Loans. Based on such information, the Securities Administrator shall determine the total amount of Realized Losses on the Mortgage Loans with respect to the related

                                     - 81 -

Distribution Date. Realized Losses shall be allocated to the Certificates by a reduction in the Class Certificate Balances of the designated Classes pursuant to the operation of Section 5.03(b).

      (b)   On each Distribution Date, the Class Certificate Balance of the
Class 30-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class 30-PO
Certificates (after giving effect to the amounts to be distributed as a distribution of principal and the allocation of Realized Losses on such
Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such
Distribution Date.

      The Class Certificate Balance of the Subordinate Certificates then outstanding with the lowest payment priority shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior
Certificates and Subordinate Certificates (after giving effect to the amounts to be distributed as distributions of principal and the allocation of the PO
Deferred Amounts on such Distribution Date) shall equal the Adjusted Pool Amount
(Non-PO Portion) for such Distribution Date.

      After a Senior Credit Support Depletion Date, the Class Certificate
Balances of the Senior Non-PO Certificates in the aggregate shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of
Senior Non-PO Certificates (after giving effect to the amounts to be distributed as distributions of principal on such Distribution Date) equals the Adjusted
Pool Amount (Non-PO Portion) for such Distribution Date.

      Any such reduction or increase shall be allocated among the Senior Non-PO
Certificates, pro rata, based on their Class Certificate Balances immediately prior to such Distribution Date until the Class Certificate Balances thereof have been reduced to zero.

      (c)   Any reduction or increase in the Class Certificate Balance of a
Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage
Interests.

      (d)   The calculation of the amount to be distributed as principal to any
Class of Subordinate Certificates with respect to a Distribution Date (the
"Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses for such Distribution Date; provided, however, the actual payment of principal to the Classes of Certificates shall be made subsequent to the allocation of Realized Losses for such Distribution Date. In the event that after the allocation of Realized Losses for a Distribution Date, the Calculated
Principal Distribution for a Class of Subordinate Certificates is greater than the Class Certificate Balance of such Class, the excess shall be distributed first, sequentially, to the Classes of Subordinate Certificates then outstanding
(beginning with the Class of Subordinate Certificates then outstanding highest in order of payment priority) until the respective Class Certificate Balance of each such Class is reduced to zero and then to the Senior Certificates, pro rata, in accordance with the priorities set forth in Section 5.02(b).

      (e)   After the Senior Credit Support Depletion Date, on any Distribution
Date for which the Class A-6 Loss Allocation Amount is greater than zero, the
Class Certificate Balance

                                     - 82 -

of the Class A-6 Certificates will be reduced by the Class A-6 Loss Allocation
Amount and, notwithstanding Section 5.03(b), the Class Certificate Balances of
the Class A-5 Certificates will not be reduced by the Class A-6 Loss Allocation
Amount. Notwithstanding the foregoing, on any Distribution Date in which the
Class A-5 Loss Amount exceeds the Class Certificate Balance of the Class A-6
Certificates prior to any reduction pursuant to the application of the Class A-6
Loss Allocation Amount, such excess will be distributed in reduction of the
Class Certificate Balance of the Class A-5 Certificates. Any increase in the
Class Certificate Balance allocated to the Class A-5 Certificates pursuant to
Section 5.03(b) will instead increase the Class Certificate Balance of the Class
A-6 Certificates.

      After the Senior Credit Support Depletion Date, on any Distribution Date
on which the Class A-9 Loss Allocation Amount is greater than zero, the Class
Certificate Balance of the Class A-9 Certificates will be reduced by the Class
A-9 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class
Certificate Balances of the Class A-11 and Class A-12 Certificates will not be reduced by the Class A-9 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date on which the sum of the Class A-11 Loss Amount and
Class A-12 Loss Amount exceeds the Class Certificate Balance of the Class A-9
Certificates prior to any reduction pursuant to the application of the Class A-9
Loss Allocation Amount, such excess will be distributed, pro rata, based on the
Class Certificate Balances of the Class A-11 and Class A-12 Certificates, in
reduction of the Class Certificate Balances of the Class A-11 and Class A-12
Certificates. Any increase in the Class Certificate Balance allocated to the
Class A-11 or Class A-12 Certificates pursuant to Section 5.03(b) will instead increase the Class Certificate Balance of the Class A-9 Certificates.

      (f)   Notwithstanding any other provision of this Section 5.03, no Class
Certificate Balance of a Class will be increased on any Distribution Date such that the Class Certificate Balance of such Class exceeds its Initial Class
Certificate Balance (or Aggregate Denomination, in the case of a Class of
Exchangeable or Exchangeable REMIC Certificates) less all distributions of principal previously distributed in respect of such Class on prior Distribution
Dates (excluding in the case of any Class of Subordinate Certificates any principal otherwise payable to such Class of Subordinate Certificates but used to pay any PO Deferred Amount).

      (g)   With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated
Lower-Tier Interest in an amount equal to the Realized Losses allocated to such
Uncertificated Lower-Tier Interest's Corresponding Upper-Tier Class or Classes.

      Section 5.04  Statements to Certificateholders. (a)Prior to the
Distribution Date in each month, based upon the information provided to the
Securities Administrator on the Master Servicer's Certificate delivered to the
Securities Administrator pursuant to Section 4.01, the Securities Administrator shall determine the following information with respect to such Distribution
Date:

            (i)     the actual Distribution Date, the related Record Date, the
      Rate Determination Date and the Interest Accrual Period for each Class for such Distribution Date;

                                     - 83 -

            (ii)    the related Pool Distribution Amount;

            (iii)   the amount of the Pool Distribution Amount allocable to
      principal, separately identifying the aggregate amount of any Principal
      Prepayments, Liquidation Proceeds and other components included therein;

            (iv)    the amount of the Pool Distribution Amount allocable to
      interest and any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (v)     if the distribution to the Holders of such Class of
      Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (vi)    the Class Certificate Balance of each Class of Certificates before and after giving effect to the distribution of principal on such
      Distribution Date;

            (vii)   the Pool Stated Principal Balance for the preceding
      Distribution Date and the related Distribution Date;

            (viii)  the Senior Percentage, the Senior Prepayment Percentage, the
      Subordinate Percentage and the Subordinate Prepayment Percentage for such
      Distribution Date;

            (ix)    the amount of the Servicing Fee paid to or retained by each
      Servicer and the amount of the Master Servicing Fee paid to the Master
      Servicer with respect to such Distribution Date;

            (x)     the Pass-Through Rate for each such Class of Certificates
      with respect to such Distribution Date;

            (xi)    the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;

            (xii)   the number and aggregate principal amounts of Mortgage Loans
      (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy)
      31 to 60 days, 61 to 90 days and 91 or more days, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xiii)  with respect to any Mortgage Loans that became REO
      Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregate Stated Principal Balance of such
      Mortgage Loans as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition of the REO
      Properties;

                                     - 84 -

            (xiv)   the total number and principal balance of any REO Properties
      (and market value, if available) as of the close of business on the
      Determination Date preceding such Distribution Date;

            (xv)    the aggregate amount of Realized Losses incurred during the preceding calendar month or any PO Deferred Amounts for such Distribution
      Date;

            (xvi)   the Notional Amount for each Class of Interest Only
      Certificates for such Distribution Date;

            (xvii)  the Reimbursement Amount;

            (xviii) the amount of Recoveries, the PO Recovery and the Non-PO
      Recovery;

            (xix)   any expenses or indemnification amounts paid by the Trust, the specific purpose of each payment and the parties to whom such payments were made;

            (xx)    any material modifications, extensions or waivers to
      Mortgage Loan terms, fees, penalties or payments since the previous
      Distribution Date and cumulatively since the Cut-off Date;

            (xxi)   the number and aggregate Stated Principal Balance of the
      Mortgage Loans, the weighted average Mortgage Interest Rate, the weighted average remaining term and cumulative Principal Prepayments, each as of the close of business on the last day of the calendar month preceding such
      Distribution Date;

            (xxii)  unless such information is otherwise set forth in the Form
      10-D relating to such Distribution Date and provided that the Securities
      Administrator is reasonably able to include such information in the statement, material breaches of Mortgage Loan representations and warranties of which the Securities Administrator has knowledge or has received written notice;

            (xxiii) unless such information is otherwise set forth in the Form
      10-D relating to such Distribution Date and provided that the Securities
      Administrator is reasonably able to include such information in the statement, material breaches of any covenants under this Agreement of which the Securities Administrator has knowledge or has received written notice;

            (xxiv)  the Class A-1 Yield Maintenance Agreement Payment, Class A-3
      Yield Maintenance Agreement Payment and the Class A-7 Yield Maintenance
      Agreement Payment paid to the Class A-1, Class A-3 and Class A-7
      Certificates, as the case may be; and

            (xxv)   a statement as to whether any exchanges of Exchangeable or
      Exchangeable REMIC Certificates have taken place since the preceding
      Distribution Date, and, if applicable, the Class designations, Class
      Certificate Balances, Pass Through Rates, and any interest and principal paid, including any shortfalls allocated, of any

                                     - 85 -

      Classes of Exchangeable REMIC Certificates or Exchangeable Certificates
      that were received by the Certificateholder as a result of such exchange.

      For all purposes of this Agreement, with respect to any Mortgage Loan, delinquencies shall be determined and reported based on the so-called "MBA"
methodology for determining delinquencies on mortgage loans similar to the
Mortgage Loans. By way of example, a Mortgage Loan would be delinquent with respect to a Monthly Payment due on a Due Date if such Monthly Payment is not made by the close of business on the Mortgage Loan's next succeeding Due Date, and a Mortgage Loan would be more than 30-days delinquent with respect to such
Monthly Payment if such Monthly Payment were not made by the close of business on the Mortgage Loan's second succeeding Due Date.

      (b)   No later than each Distribution Date, the Securities Administrator, based upon information supplied to it on the Master Servicer's Certificate, shall make available to each Holder of a Certificate, each Rating Agency and the
Master Servicer, a statement setting forth the information set forth in Section
5.04(a) (each, a "Monthly Statement").

      In the case of information furnished pursuant to clauses (iii) and (iv) of
Section 5.04, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

      On each Distribution Date, the Securities Administrator shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Securities Administrator, the Financial Market
Service and the Depositor, the information contained in the Master Servicer's
Certificate described in Section 4.01 for such Distribution Date.

      The Securities Administrator will make the Monthly Statement to
Certificateholders (and, at its option, any additional files containing the same or additional information in an alternative format) available each month to
Certificateholders and other parties to this Agreement via the Securities
Administrator's Internet website. The Securities Administrator's Internet website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way the Monthly Statements to Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

      Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (iii)
and (iv) of Section 5.04, in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.
Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the
Code as from time to time in force.

                                     - 86 -

      The Securities Administrator shall deliver to the Holders of Certificates any reports or information the Securities Administrator is required by this
Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Securities Administrator shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Securities Administrator deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual
Certificate for quarterly notices on Schedule Q (Form 1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Securities
Administrator), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Securities Administrator in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code;
provided, however, that in setting forth the percentage of such assets of each
REMIC created hereunder, nothing contained in this Agreement, including without limitation Section 7.03 hereof, shall be interpreted to require the Securities
Administrator periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

      Section 5.05  Tax Returns and Reports to Certificateholders. (a) For
federal income tax purposes, each REMIC created hereunder shall have a taxable year ending on December 31st and shall maintain its books on the accrual method of accounting.

      (b)   The Securities Administrator shall prepare or cause to be prepared, shall execute or cause to be executed by such Person as is required by the Code,
Treasury Regulations or state or local tax laws, regulations or rules and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities, income tax and information returns for each taxable year with respect to each REMIC created hereunder containing such information at the times and in the manner as may be required by the Code, the Treasury
Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC created hereunder and the
Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. The Master Servicer shall provide on a timely basis to the Securities Administrator or its designee such information with respect to the assets of the Trust Estate as is in its possession and reasonably required by the Securities Administrator to enable it to perform its obligations under this Article V. Within 30 days of the Closing Date, the
Securities Administrator shall obtain for each REMIC created hereunder a taxpayer identification number on Form SS-4 and any similarly required state or local forms or as otherwise permitted by the Internal Revenue Service, and shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 and any similarly required state or local forms or as otherwise required by the
Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax

                                     - 87 -

information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury
Regulations. Such federal, state, or local income tax and information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

      (c)   In the first federal income tax return (and any similar required state or local income tax returns) of each REMIC created hereunder for its short taxable year ending December 31, 2006, REMIC status shall be elected for such taxable year and all succeeding taxable years.

      (d)   The Securities Administrator will maintain or cause to be maintained such records relating to each REMIC created hereunder, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust
Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

      Section 5.06  Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the applicable REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder
of the Class A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC. By its acceptance of the Class
A-R Certificate, such Holder irrevocably appoints the Securities Administrator as its agent to perform all of the duties of the Tax Matters Person for the
Upper-Tier REMIC and the Lower-Tier REMIC.

      Section 5.07  Rights of the Tax Matters Person in Respect of the
Securities Administrator. The Securities Administrator shall afford the Tax
Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Securities Administrator in respect of its duties hereunder and access to officers of the Securities Administrator responsible for performing such duties. Upon request, the Securities Administrator shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Securities Administrator shall make available to the Tax
Matters Person such books, documents or records relating to the Securities
Administrator's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and is not obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

      Section 5.08  REMIC and Exchangeable Certificate Grantor Trust Related
Covenants. For as long as any REMIC or Exchangeable Certificate created hereunder shall exist, the Trustee, the Securities Administrator, the Depositor
and the Master Servicer shall act in accordance herewith to assure continuing treatment of each REMIC created hereunder as a REMIC and the Exchangeable
Certificate Grantor Trust as a "grantor trust" within the meaning of the Code and related regulations and avoid the imposition of tax on any REMIC or
Exchangeable Certificate Grantor Trust created hereunder. In particular:

                                     - 88 -

      (a)   Neither the Securities Administrator nor the Trustee shall create, or permit the creation of, any "interests" in any REMIC created hereunder within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual Certificate and the Uncertificated
Lower-Tier Interests.

      (b)   Except as otherwise provided in the Code, (i) the Depositor and the
Master Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed, or deemed contributed, to any REMIC created hereunder after the start-up day unless such contribution would not subject the Trust Estate to the
100% tax on contributions to a REMIC created hereunder after the start-up day of such REMIC imposed by Code Section 860G(d).

      (c)   Neither the Securities Administrator, on behalf of the Trustee, nor the Trustee, shall accept on behalf of any REMIC created hereunder any fee or other compensation for services and none of the Securities Administrator, the
Trustee or the Master Servicer shall knowingly accept, on behalf of the Trust
Estate any income from assets other than those permitted to be held by a REMIC.

      (d)   Neither the Securities Administrator, on behalf of the Trustee, nor the Trustee shall sell or permit the sale of all or any portion of the Mortgage
Loans (other than in accordance with Sections 2.02 or 2.04), unless such sale is pursuant to a "qualified liquidation" of the applicable REMIC as defined in Code
Section 860F(a)(4)(A) and in accordance with Article X.

      (e)   The Securities Administrator shall maintain books with respect to the Trust and each REMIC created hereunder on a calendar year taxable year basis and on an accrual basis.

None of the Master Servicer, the Securities Administrator or the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Master Servicer and the
Depositor, the Securities Administrator may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and (d); provided that the
Master Servicer shall have delivered to the Securities Administrator an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any REMIC created hereunder and will not disqualify any such REMIC from treatment as a REMIC; and, provided further, that the Master Servicer shall have demonstrated to the satisfaction of the Securities Administrator that such action will not adversely affect the rights of the Holders of the Certificates and the Securities Administrator and that such action will not adversely impact the rating of the Certificates. None of the Master Servicer, the Securities
Administrator, the Trustee or any Servicer shall, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, permit any modification with respect to any Mortgage Loan that would (i) change the Mortgage Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the Scheduled
Principal Balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, (ii) affect adversely the status of any REMIC as a REMIC or (iii) cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC
Provisions. Further, none of the Master Servicer, the Securities Administrator, the

                                     - 89 -

Trustee or any Servicer shall permit any modification with respect to any
Mortgage Loan that would both (x) effect an exchange or reissuance of such
Mortgage Loan under Section 1.860G 2(b) of the Treasury regulations and (y)
cause any REMIC constituting part of the Trust Estate to fail to qualify as a
REMIC under the Code or the imposition of any tax on "prohibited transactions"
or "contributions" after the Startup Day under the REMIC Provisions.

      Section 5.09  Determination of LIBOR.

      On each Rate Determination Date for a Class of LIBOR Certificates, the
Securities Administrator shall determine LIBOR for the applicable Distribution
Date on the basis of the British Bankers' Association ("BBA") "Interest
Settlement Rate" for one-month deposits in U.S. Dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such Rate Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the
Reuters Telerate Service.

      If on any Rate Determination Date for a Class of LIBOR Certificates, the
Securities Administrator is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the applicable Distribution Date will be whichever is higher of (x) LIBOR as determined on the previous Rate
Determination Date for such Class of LIBOR Certificates or (y) the Reserve
Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the
Securities Administrator determines to be either (A) the arithmetic mean
(rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. Dollar lending rates that New York City banks selected by the Securities Administrator are quoting, on the relevant Rate
Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Securities
Administrator can determine no such arithmetic mean, the lowest one-month U.S.
Dollar lending rate that the New York City banks selected by the Securities
Administrator are quoting on such Rate Determination Date to leading European banks.

      If on any Rate Determination Date for a Class of LIBOR Certificates, the
Securities Administrator is required but is unable to determine the Reserve
Interest Rate in the manner provided in the preceding paragraph, LIBOR for the applicable Distribution Date will be LIBOR as determined on the previous Rate
Determination Date for such Class of LIBOR Certificates, or, in the case of the first Rate Determination Date for which the Securities Administrator is required to determine LIBOR, 5.13% with respect to the Class A-1 and Class A-2
Certificates, 5.14% with respect to the Class A-3 and Class A-4 Certificates, and 5.27938% with respect to the Class A-7 Certificates.

      The establishment of LIBOR by the Securities Administrator and the
Securities Administrator's subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding. After a Rate Determination Date, the Securities
Administrator shall provide the Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Beneficial Owners or Holders of LIBOR
Certificates who place a telephone call to the Securities Administrator at (301)
815-6600 and make a request therefor.

                                     - 90 -

      Section 5.10  Master Servicer, Securities Administrator and Trustee
Indemnification. (a) In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the
Trustee of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Trustee or any co-trustee, the Trustee shall indemnify the Trust Estate against any and all losses, claims, damages, liabilities or expenses ("Losses")
resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Trustee's or any co-trustee's covenants.

      (b)   In the event that any REMIC created hereunder fails to qualify as a
REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Master Servicer of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the
Master Servicer, the Master Servicer shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Master Servicer's covenants.

      (c)   In the event that any REMIC created hereunder fails to qualify as a
REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Securities
Administrator of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Securities Administrator, the Securities Administrator shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Securities Administrator's covenants.

      (d)   The Class A-1, Class A-3 and Class A-7 Interests that correspond to the Class A-1, Class A-3 and Class A-7 Certificates, respectively, will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the Class to which it corresponds, except that, for federal income tax purposes, the maximum interest rate payable on the Class
A-1, Class A-3 or Class A-7 Interest will equal the "Pass-Through Rate" for such
Class designated in the Preliminary Statement.

      Section 5.11  Grantor Trust Administration with Respect to the
Exchangeable Certificates. (a) The Trustee shall treat the portions of the Trust
Estate consisting of any interests in the Exchangeable REMIC Certificates beneficially owned in the form of Exchangeable Certificates and rights with respect thereto as assets of the Exchangeable Certificate Grantor Trust and provisions of this Agreement shall be interpreted consistently with this treatment. Each beneficial owner of Exchangeable REMIC Certificates that elects to hold its interest in the Exchangeable REMIC Certificates in the form of
Exchangeable Certificates pursuant to Sections 6.03 and 6.04 of this Agreement shall be deemed to have instructed the Securities Administrator to deposit the applicable Exchangeable REMIC Certificates into the Exchangeable Certificates
Grantor Trust and all distributions in respect of such Exchangeable REMIC
Certificates shall be

                                     - 91 -

deposited into the Exchangeable Certificates Grantor Trust Account. Funds in the
Exchangeable Certificates Grantor Trust Account shall remain uninvested. The
Securities Administrator hereby designates the Exchangeable Certificates Grantor
Trust Account as a sub-account of the Certificate Account.

      (b)   On each Distribution Date, the Securities Administrator shall be deemed to deposit all distributions in respect of the Exchangeable REMIC
Certificates deemed received by it from the Upper-Tier Certificate Account pursuant to paragraph (a) of this Section 5.11 in the Exchangeable Certificates
Grantor Trust Account, and shall immediately distribute such amounts in respect of the related Exchangeable Certificates.

      (c)   Any beneficial owner of Exchangeable Certificates that exchanges such Exchangeable Certificates for the related Exchangeable REMIC Certificates shall be deemed to have instructed the Securities Administrator to remove such
Exchangeable REMIC Certificates from the Exchangeable Certificates Grantor
Trust, so that distributions on such Exchangeable REMIC Certificates are made directly from the Upper-Tier Certificate Account to such beneficial owner.

      (d)   The Securities Administrator and the Trustee shall account for the
Exchangeable Certificates Grantor Trust and the rights with respect thereto as, for federal income tax purposes, a grantor trust as described in Subpart E of
Part I of Subchapter J of the Code and Treasury Regulation ss.301.7701-4(c)(2)
and not as assets of any REMIC created pursuant to this Agreement. The
Securities Administrator shall apply for a taxpayer identification number on IRS
Form SS-4 and any similarly required state or local forms. The Securities
Administrator shall furnish or caused to be furnished to the Holders of the related Exchangeable Certificates and shall file or cause to be filed IRS Form
1041 and such other forms as may be required by the Code and regulations promulgated thereunder and any similar state or local laws with respect to the allocable shares of income and expenses with respect to the assets of the
Exchangeable Certificates Grantor Trust at the time and in the manner required by the Code and regulations promulgated thereunder and any similar state or local laws. The Securities Administrator shall sign any forms required above.

      Section 5.12  Distributions on the Exchangeable Certificates. On each
Distribution Date, the Securities Administrator shall withdraw from the
Exchangeable Certificates Grantor Trust Account the Class Distribution Amount
for each Class with an Outstanding Exchangeable Certificate and shall make the appropriate distributions to the Certificateholders of each such Class. All distributions of such Class Distribution Amount that are made with respect to a particular Class shall be made pro rata among all Certificates of such Class in proportion to their respective Class Certificate Balances, with no preference or priority of any kind. As among any Outstanding Exchangeable Classes, distributions shall be made to such Certificates, pro rata, in proportion to the
Class Certificate Balance of each such Class.

                                   ARTICLE VI

                                THE CERTIFICATES

      Section 6.01  The Certificates. The Classes of Senior Certificates and the
Subordinate Certificates shall be substantially in the forms attached hereto as
Exhibits A-R, A-1, A-2, A-3,

                                     - 92 -

A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13, A-14, A-15, A-16, A-17,
A-18, A-19, A-20, A-21, A-22, A-23, A-24, A-25, A-26, A-27, A-28, A-29, A-30,
A-31, A-30-PO, A-30-IO, A-M, B-M, B-B1, B-B2, B-B3, B-B4, B-B5, B-B6 and C
(reverse of all Certificates) and shall, on original issue, be executed by the
Securities Administrator and shall be authenticated and delivered by the
Securities Administrator to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Classes of
Certificates shall be available to investors in minimum denominations of initial
Certificate Balance (or initial notional amount) and integral multiples in excess thereof set forth in the Preliminary Statement. The Senior Certificates
(other than the Class A-R Certificate) and the Class B-1, Class B-2 and Class
B-3 Certificates shall initially be issued in book-entry form through the
Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate
Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

      The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer or signatory.
Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the
Securities Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      Section 6.02  Registration of Transfer and Exchange of Certificates. (a)
The Securities Administrator shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Securities Administrator is
located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Securities Administrator shall initially serve as
Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

      (b)   At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the
Securities Administrator shall authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every
Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

                                     - 93 -

      (c)   (i)     Except as provided in paragraph (c)(iii) below, the
Book-Entry Certificates shall at all times remain registered in the name of the
Depository or its nominee and at all times: (A) registration of the Book-Entry
Certificates may not be transferred by the Securities Administrator except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the
Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository
Participants; (E) the Securities Administrator shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for
purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(F) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its
Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii)    All transfers by Certificate Owners of Book-Entry
      Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such
      Certificate Owner. Each Depository Participant shall only transfer
      Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the
      Depository's normal procedures.

            (iii)   If the Depository advises the Securities Administrator in
      writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Securities
      Administrator or the Depositor is unable to locate a qualified successor, the Securities Administrator shall notify all Certificate Owners through the Depository, of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates")
      to such Certificate Owners requesting the same. Upon surrender to the
      Securities Administrator of the related Class of Certificates by the
      Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the
      Depository for registration, the Securities Administrator shall issue the
      Definitive Certificates. None of the Master Servicer, the Depositor, the
      Securities Administrator or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders
      hereunder.

      (d)   No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the
Depositor may require a written Opinion of Counsel (which may be in-

                                     - 94 -

house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933
Act and such laws, which Opinion of Counsel shall not be an expense of the
Securities Administrator or the Depositor and (ii) the Securities Administrator
shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Sponsor, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the
Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private
Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      (e)   No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached hereto as Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee, the Securities Administrator or the
Master Servicer, or (ii) in the case of any ERISA Restricted Certificate (other than the Class A-R Certificate) presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law
("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or Similar Law and will not subject the Trustee, the Depositor, the Securities Administrator or the
Master Servicer to any obligation in addition to those undertaken in this
Agreement, which Opinion of Counsel shall not be an expense of the Securities
Administrator, the Trustee or the Master Servicer. Any transferee of an ERISA
Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. For purposes of clause (i) of the second preceding sentence, such representation shall be deemed to have been made to the
Certificate Registrar by the acceptance by a Certificate Owner of a Book-Entry
Certificate of the beneficial interest in any such Class of ERISA-Restricted
Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation or Opinion of Counsel acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Securities Administrator of an
Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

                                     - 95 -

      Neither the Securities Administrator nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository
Participants or Certificate Owners, made in violation of applicable restrictions. The Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its
Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

      To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any
Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

      (f)   Each Person who has or who acquires any Ownership Interest in a
Residual Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual
Certificate are expressly subject to the following provisions:

            (i)     Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

            (ii)    No Person shall acquire an Ownership Interest in a Residual
      Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii)   In connection with any proposed transfer of any Ownership
      Interest in a Residual Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit substantially in the form attached hereto as Exhibit I from the proposed transferee.

            (iv)    Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the
      Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a
      Residual Certificate to such proposed transferee shall be effected.

            (v)     No Ownership Interest in a Residual Certificate may be
      purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal
      Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an
      Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated

                                     - 96 -

      thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi)    Any attempted or purported transfer of any Ownership
      Interest in a Residual Certificate in violation of the provisions of this
      Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual
      Certificate, then the prior Holder of such Residual Certificate that is a
      Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The
      Securities Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such
      Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The
      Securities Administrator shall be entitled to recover from any Holder of a
      Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual
      Certificate. Any such distributions so recovered by the Securities
      Administrator shall be distributed and delivered by the Securities
      Administrator to the prior Holder of such Residual Certificate that is a
      Permitted Transferee.

            (vii)   If any Person other than a Permitted Transferee acquires any
      Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Securities Administrator, based on information provided to the Securities Administrator by the
      Master Servicer, will provide to the Internal Revenue Service, and to the
      Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Securities Administrator under this clause (vii) shall be reimbursable by the Trust.

            (viii)  No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

      (g)   No service charge shall be imposed for any transfer or exchange of
Certificates of any Class, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (h)   All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

      Section 6.03  Transfer of Exchangeable REMIC and Exchangeable
Certificates.

      (a)   Upon the presentation and surrender by any Certificateholder of its
Exchangeable REMIC or Exchangeable Certificates in the appropriate Combination as set forth in Exhibit V

                                     - 97 -

hereto, such Certificateholder shall thereby transfer, assign, set over and otherwise convey to the Securities Administrator, all of such
Certificateholder's right, title and interest in and to such Exchangeable REMIC or Exchangeable Certificates, including all payments of interest thereon received after the date of such presentation and surrender and until such
Certificateholder informs the Securities Administrator that it wishes to again hold its interest in the form of Exchangeable REMIC or Exchangeable
Certificates, as applicable.

      (b)   The Securities Administrator acknowledges any transfer and assignment of Exchangeable REMIC or Exchangeable Certificates pursuant to the foregoing paragraph, and hereby declares that it will hold the same in trust for the Certificateholders on the terms set forth in this Agreement, and shall treat such Exchangeable REMIC and Exchangeable Certificates in accordance with Section
5.11 of this Agreement.

      Section 6.04  Exchanges of Exchangeable REMIC and Exchangeable
Certificates.

      (a)   Exchangeable Certificates shall be exchangeable on the books of DTC for Exchangeable REMIC Certificates and Exchangeable REMIC Certificates shall be exchangeable on the books of DTC for Exchangeable Certificates, on and after the
Closing Date, by notice to the Securities Administrator substantially in the form of Exhibit W hereto or under the terms and conditions hereinafter set forth and otherwise in accordance with the procedures specified in this Agreement.

      (b)   In the case of each Combination, Certificates of the Class or
Classes of Exchangeable REMIC Certificates in such Combination shall be exchangeable for Certificates of the Class or Classes of Exchangeable
Certificates related to such Combination in respective Denominations, determined based on the proportion that the Maximum Initial Class Certificate Balances of such Exchangeable REMIC Certificates bear to the Maximum Initial Class
Certificate Balances of the related Exchangeable Certificates, as set forth in
Exhibit V hereto. Except as provided in Section 5.11 of this Agreement, upon any such exchange, the portions of the Exchangeable REMIC Certificates designated for exchange shall be deemed cancelled and replaced by the Exchangeable
Certificates issued in exchange therefor. Correspondingly, Exchangeable
Certificates related to a Combination may be further designated for exchange for
Certificates of the Exchangeable REMIC Classes in such Combination in respective
Denominations determined based on the proportion that the Maximum Initial Class
Certificate Balances of such Exchangeable REMIC Certificates bear to the Maximum
Initial Class Certificate Balances of the related Exchangeable Certificates, as set forth in Exhibit V hereto. There shall be no limitation on the number of exchanges authorized pursuant to this Section 6.04 and, except as provided below, no fee or other charge shall be payable to the Securities Administrator or DTC in connection therewith.

      (c)   In order to effect an exchange of Exchangeable REMIC Certificates or
Exchangeable Certificates, the Certificateholder shall notify the Securities
Administrator by e-mail at ctsspgexchanges@wellsfargo.com no later than two
Business Days before the proposed exchange date. The exchange date may be any
Business Day other than the first or last Business Day of the month, subject to the Securities Administrator's approval. In addition, the Certificateholder must provide notice on the Certificateholder's letterhead, which notice must carry a medallion stamp guarantee and set forth the following information: the CUSIP number of

                                     - 98 -

each Exchangeable REMIC or Exchangeable Certificate to be exchanged and
Exchangeable REMIC or Exchangeable Certificate to be received; the outstanding portion of the Class Certificate Balance and the Maximum Initial Class
Certificate Balance of the Exchangeable REMIC or Exchangeable Certificates to be
exchanged; the Certificateholder's DTC participant number; and the proposed exchange date. After receiving the notice, the Securities Administrator shall
e-mail the Certificateholder with wire payment instructions relating to the exchange fee. The Certificateholder will utilize the "deposit and withdrawal system" at DTC to exchange the Certificates. The Securities Administrator shall verify the proposed proportions to ensure that the principal and interest entitlements of the Certificates received equal the entitlements of the
Certificates surrendered. If there is an error, the exchange will not occur until such error is corrected. Unless rejected for error, a notice becomes irrevocable on the second Business Day before the proposed exchange date.

      (d)   Notwithstanding any other provision herein set forth, a fee of
$5,000 shall be payable to the Securities Administrator in connection with each exchange.

      (e)   The Securities Administrator shall make the first distribution on an
Exchangeable REMIC or Exchangeable Certificate received in an exchange transaction on the Distribution Date in the month following the month of the exchange to the Certificateholder of record as of the close of business on the last day of the month of the exchange.

      Section 6.05  Mutilated, Destroyed, Lost or Stolen Certificates. If (a)
any mutilated Certificate is surrendered to the Certificate Registrar or the
Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Securities
Administrator, the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen
Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new
Certificate under this Section, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator and the Certificate Registrar)
connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed
Certificate shall be found at any time.

      Section 6.06  Persons Deemed Owners. Prior to due presentation of a
Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Certificate Registrar and any
agent of the Depositor, the Master Servicer, the Trustee, the Securities
Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Trustee, the
Securities Administrator, the Certificate Registrar or any agent of the
Depositor, the Master Servicer, the Trustee, the Securities Administrator or the
Certificate Registrar shall be affected by notice to the contrary.

                                     - 99 -

                                   ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

      Section 7.01  Respective Liabilities of the Depositor and the Master
Servicer. The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master
Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the master servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

      Section 7.02  Merger or Consolidation of the Depositor or the Master
Servicer. The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

      Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of
Fannie Mae or Freddie Mac.

      In connection with the succession to the Master Servicer under this
Agreement by any Person (i) into which the Master Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Master
Servicer, the Master Servicer shall notify the Depositor of such succession or appointment and shall furnish to the Depositor and the Securities Administrator in writing and in form and substance reasonably satisfactory to the Depositor and the Securities Administrator, all information reasonably necessary for the
Securities Administrator to accurately and timely report, pursuant to Section
3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange
Act).

      Section 7.03  Limitation on Liability of the Depositor, the Master
Servicer and Others. None of the Depositor, the Master Servicer or any of the
directors, officers, employees or agents of the Depositor or of the Master
Servicer shall be under any liability to the Trust Estate or the
Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment;
provided, however, that this provision shall not protect the Depositor, the
Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be

                                     - 100 -

imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any
Person respecting any matters arising hereunder. The Depositor, the Master
Servicer and any director, officer, employee or agent of the Depositor or the
Master Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans
(except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the
Depositor or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the
Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate (except any expenses, costs or liabilities incurred as a result of any breach of representations or warranties of the related party or by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of such party hereunder or by reason of reckless disregard of obligations and duties of such party hereunder), and the Depositor and the Master Servicer shall each be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Master Servicer
Custodial Account as provided by Section 3.11.

      Section 7.04 Depositor and Master Servicer Not to Resign. Subject to the
provisions of Section 7.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the
Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Securities Administrator. No such resignation by the Master Servicer shall become effective until the Securities Administrator or a successor Master Servicer shall have assumed such Master Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

      Section 8.01 Events of Default. If any one of the following events
("Events of Default") shall occur and be continuing:

      (a)   any failure by the Master Servicer to remit amounts to the
Securities Administrator for deposit into the Certificate Account in the amount and manner provided herein so as to enable the Securities Administrator to distribute to Holders of Certificates any payment

                                     - 101 -

required to be made under the terms of such Certificates and this Agreement which continues unremedied by 12:00 P.M. New York time on the related
Distribution Date; or

      (b)   failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master
Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator, the Trustee
or the Depositor, or to the Master Servicer, the Depositor, the Securities
Administrator and the Trustee by the Holders of Certificates evidencing Voting
Rights aggregating not less than 25% of all Certificates affected thereby; or

      (c)   the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master
Servicer, or for the winding up or liquidation of the Master Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

      (d)   the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property; or
the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

      (e)   failure by the Master Servicer to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22;
or

      (f)   failure by the Master Servicer to make a Periodic Advance required to be made by it pursuant to Section 3.19 by 5:00 P.M. New York time on the
Business Day preceding the related Distribution Date.

then, (i) in the case of Event of Default described in clauses (a) through (e)
hereof, so long as such Event of Default is actually known by a Responsible
Officer of the Trustee or the Depositor and shall not have been remedied by the
Master Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Master Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Master Servicer under this Agreement and (ii) in the case of an Event of Default described in clause (f) hereof, so long as such event is known by a Responsible Officer of the Trustee, the Trustee shall be obligated to make such Periodic Advance and then, so long as such Event of Default shall not have been remedied by 5:00 P.M. New York time on the related Distribution Date
(including the reimbursement to the Trustee by the Master Servicer, with interest thereon at the Prime Rate (as set forth in The Wall Street Journal), for any Periodic Advance made), the Trustee may, by

                                     - 102 -

notice given in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice and subject to
Section 8.05, all authority and power of the Master Servicer under this
Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this
Section 8.01 and Section 8.05, unless and until such time as the Trustee shall appoint a successor Master Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the applicable
Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the applicable Mortgage Loans to it. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Master
Servicer in the Master Servicer Custodial Account or thereafter received by the
Master Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to
Certificateholders at their respective addresses appearing in the Certificate
Register and to each Rating Agency. All costs and expenses (including attorneys'
fees) incurred in connection with transferring the master servicing data and information to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 8.01 shall be paid by the predecessor Master Servicer (unless the predecessor Master
Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of Default on the part of the Trustee in its capacity as the predecessor Master Servicer). Notwithstanding the termination of the Master Servicer pursuant hereto, the Master Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination, subject to the terms and conditions of this
Agreement.

      Section 8.02 Remedies of Trustee. During the continuance of any Event of
Default, so long as such Event of Default shall not have been remedied, the
Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any
Event of Default.

      Section 8.03 Directions by Certificateholders and Duties of Trustee During
Event of Default. During the continuance of any Event of Default, Holders of
Certificates evidencing Voting Rights aggregating not less than 25% (or such other percentage as may be required herein) of each Class of Certificates affected thereby may direct the time, method and place of

                                     - 103 -

conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this
Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Master Servicer or any successor Master Servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the
Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting
Certificateholders.

      Section 8.04 Action upon Certain Failures of the Master Servicer and upon
Event of Default. In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Master Servicer specified in Section
8.01(a) or (b) which would become an Event of Default upon such Master
Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer. If a Responsible Officer of the Trustee
shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Securities Administrator and the Securities
Administrator shall give prompt written notice thereof to the Certificateholders in accordance with Section 8.01.

      Section 8.05 Trustee to Act; Appointment of Successor. (a) Within 90 days of the time the Master Servicer (and the Trustee if such notice of termination is delivered by the Depositor) receives a notice of termination pursuant to
Section 8.01, the Trustee (or other named successor) shall, subject to Section
3.07, be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and thereof, as applicable, or shall appoint a successor pursuant to Section 3.07. Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor Master Servicer, immediately will assume all of the obligations of the Master Servicer to make advances (including, without limitation, Advances pursuant to Section 3.19)
under this Agreement, (ii) the Trustee, in its capacity as successor Master
Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the
Trustee (a) acting in its capacity as successor to the Master Servicer in its obligation to make advances (including Advances pursuant to Section 3.19) to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable, (b) to be liable for any losses of the Master Servicer or any acts or omissions of the predecessor Master
Servicer hereunder, (c) to be obligated to make Advances if it is prohibited from doing so by applicable law, (d) to be obligated to effectuate repurchases or substitutions of the Mortgage Loans hereunder or (e) to be obligated to perform any obligation of the Master Servicer under Section 3.20, Section 3.21 or Section 3.22 with respect to any period of time during which the Trustee

                                     - 104 -

was not the Master Servicer. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated
Master Servicer would have been entitled to hereunder if no such notice of termination had been given, except for those amounts due to the Master Servicer as reimbursement for Advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that any such institution appointed as a successor Master Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of
Certificates immediately prior to the termination of the terminated Master
Servicer. The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this
Agreement prior to its termination as Master Servicer, nor shall any successor
Master Servicer be liable for any acts or omissions of the predecessor Master
Servicer or for any breach by the Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to a terminated Master Servicer hereunder, unless the
Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Master Servicing Transfer Costs shall be paid by the predecessor Master Servicer (unless the predecessor Master Servicer is the
Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of Default on the part of the Trustee in its capacity as the predecessor Master Servicer) upon presentation of reasonable documentation of such costs, and if such predecessor Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Master
Servicer or the Trustee (in which case the successor Master Servicer or the
Trustee shall be entitled to reimbursement therefor from the assets of the
Trust).

      (b)   In connection with the appointment of a successor Master Servicer or the assumption of the duties of the Master Servicer, as specified in Section
8.05(a), the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree; provided, however, that such compensation shall not exceed the compensation of the Master Servicer being replaced.

      (c)   Any successor, including the Trustee, to the Master Servicer as master servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.03.

      Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VIII, the Securities Administrator shall give prompt written notice thereof to
Certificateholders at their respective addresses appearing in the Certificate
Register and to each Rating Agency.

                                     - 105 -

                                   ARTICLE IX

                  THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

      Section 9.01 Duties of Trustee and Securities Administrator. (a) The
Trustee and the Securities Administrator, prior to the occurrence of an Event of
Default and after the curing or waiver of all Events of Default which may have occurred, each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the
Securities Administrator, respectively. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs. In case an
Event of Default has occurred of which a Responsible Officer of the Securities
Administrator shall have actual knowledge (which has not been cured or waived), the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

      The Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or the Depositor hereunder.

      (b)   No provision of this Agreement shall be construed to relieve the
Trustee or the Securities Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i)     Prior to the occurrence of an Event of Default, and after
      the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities
      Administrator shall be determined solely by the express provisions of this
      Agreement, the Trustee and the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the
      Securities Administrator and, in the absence of bad faith on the part of the Trustee and the Securities Administrator, the Trustee and the
      Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Securities
      Administrator by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                                     - 106 -

            (ii)    The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible
      Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii)   The Trustee and the Securities Administrator shall not be
      personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of
      Certificateholders as provided in Section 8.03;

            (iv)    The Trustee shall not be charged with knowledge of any
      default or an Event of Default under Section 8.01 unless a Responsible
      Officer of the Trustee obtains actual knowledge of such default or Event of Default or any Responsible Officer of the Trustee receives written notice of such default or Event of Default at its Corporate Trust Office from the Master Servicer, the Securities Administrator, the Depositor or
      any Certificateholder. The Securities Administrator shall not be charged with knowledge of any default or an Event of Default under Section 8.01 unless a Responsible Officer of the Securities Administrator obtains actual knowledge of such failure or event or any Responsible Officer of the Securities Administrator receives written notice of such default or
      Event of Default at its Corporate Trust Office from the Master Servicer, the Trustee, the Depositor or any Certificateholder; and

            (v)     No provision in this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee or Securities Administrator hereunder, or in the exercise of any of its rights or powers, if the Trustee or the Securities
      Administrator shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the
      Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this
      Agreement.

      (c)   The Securities Administrator is hereby directed to execute and deliver, on behalf of the Trust, the Yield Maintenance Agreements on the Closing
Date and to enforce the obligations of the Counterparty under the Yield
Maintenance Agreements thereafter, including by exercising any right that the
Securities Administrator may have to designate an "early termination date" under the Yield Maintenance Agreements upon the occurrence of an "event of default" or a "termination event" thereunder. Upon the occurrence of an "early termination date" under a Yield Maintenance Agreement, and at the direction of the
Depositor, the Securities Administrator shall use reasonable efforts to replace such Yield Maintenance Agreement with one that is furnished by a replacement for the Counterparty acceptable to each Rating Agency, and the Securities
Administrator shall hold in trust any amount that is paid to it by the
Counterparty in respect of any such "early termination date" and apply such amount to the purchase of the related replacement. If any portion of such amount cannot be so used (either because a replacement for such Yield Maintenance
Agreement is not available or such amount exceeds the amount necessary to purchase such replacement), the Securities Administrator shall deposit such portion in the applicable Reserve Fund. If such amount is insufficient to purchase a replacement for such Yield Maintenance Agreement, the Securities
Administrator shall apply

                                     - 107 -

such amount to replace as much of such Yield Maintenance Agreement as it is possible to replace with such amount. If the Counterparty transfers its rights and obligations under a Yield Maintenance Agreement to another party in accordance therewith or the Securities Administrator replaces a Yield
Maintenance Agreement with one that is furnished by a replacement for the
Counterparty acceptable to each Rating Agency in accordance with this Agreement, then the Securities Administrator shall execute and deliver the related replacement for, or novation of, such Yield Maintenance Agreement.

      For so long as the Securities Administrator is required to file any report with the Commission pursuant to Section 3.22 of this Agreement, upon its receipt from BANA of each "significance estimate" for each Yield Maintenance Agreement pursuant to the Mortgage Loan Purchase Agreement, the Securities Administrator
shall, on the basis of such "significance estimate," calculate such Yield
Maintenance Agreement's "significance percentage" of the Class Certificate
Balance of the related Class of Certificates as of the date of such
"significance estimate" in accordance with Item 1115 of Regulation AB. For the avoidance of doubt, such "significance percentage" shall be a fraction, expressed as a percentage, the numerator of which is such "significance estimate" and the denominator of which is the applicable Class Certificate
Balance after distributions on the related Distribution Date. The Securities
Administrator also shall determine as of such date whether such "significance percentage" would require disclosure of financial information with respect to the Counterparty in any report required to be filed with the Commission pursuant to Section 3.22, and if it does, the Securities Administrator shall make a written request of the Counterparty for such information in accordance with the
Yield Maintenance Agreements not later than the second Business Day after it receives the related "significance estimate." Upon its receipt of such information, the Securities Administrator shall furnish such information to the
Depositor and, if such information is approved by the Depositor, shall include such information in the related report as provided in Section 3.22.

      (d)   Subject to the conditions set forth in this Section 9.01(d), the
Securities Administrator is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Securities Administrator shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each
Subcontractor utilized by the Securities Administrator, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and
(ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Securities Administrator of any Servicing Function
Participant, the Securities Administrator shall cause any such Servicing
Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.20 of this Agreement to the same extent as if such
Servicing Function Participant were the Securities Administrator. The Securities
Administrator shall be responsible for obtaining from each such Servicing
Function Participant and delivering to the applicable Persons any Assessment of
Compliance and related Attestation Report required to be delivered by such
Servicing Function Participant under Section 3.20, in each case as and when required to be delivered.

      Notwithstanding the foregoing, if the Securities Administrator engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Securities

                                     - 108 -

Administrator shall be responsible for determining whether such Subcontractor is an Additional Servicer.

      The Securities Administrator shall indemnify the Depositor, the Sponsor, the Trustee, the Custodian, the Master Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the
Securities Administrator's obligation set forth in the preceding paragraph or the failure of the Securities Administrator to perform any of its obligations under Section 3.20, Section 3.21, Section 3.22 or this Section 9.01(d).

      Section 9.02 Certain Matters Affecting the Trustee and the Securities
Administrator. Except as otherwise provided in Section 9.01:

            (i)     The Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and of evidencing the authorization of the execution thereof by
      Certificateholders shall be subject to the reasonable regulations as the
      Trustee and the Securities Administrator, as applicable, may prescribe;

            (ii)    The Trustee and the Securities Administrator may consult
      with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii)   Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the
      Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; however, subject to Section
      9.01(b)(v), nothing contained herein shall relieve the Trustee or the
      Securities Administrator of the obligation, upon the occurrence of an
      Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv)    Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                                     - 109 -

            (v)     Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities
      Administrator, as the case may be, not reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement, the Trustee or the Securities
      Administrator, as the case may be, may require reasonable indemnity or security satisfactory to it against such expense or liability or payment of such estimated expenses as a condition to so proceeding;

            (vi)    The Trustee and the Securities Administrator may each
      execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, custodian or independent contractor; and

            (vii)   The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities
      Administrator shall be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

      Section 9.03 Neither Trustee nor Securities Administrator Liable for
Certificates or Mortgage Loans. The recitals contained herein and in the
Certificates (other than the execution of, and the authentication on the
Certificates) shall be taken as the statements of the Depositor or the Master
Servicer, as applicable, and neither the Trustee nor the Securities
Administrator assumes responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law).

      Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than

                                     - 110 -

if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 8.05 and thereupon only for the acts or omissions of the Trustee as the successor to the Master Servicer); the validity of the assignment of any
Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer); the compliance by the Depositor or the Master
Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee and the Securities
Administrator shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the
Master Servicer (other than if the Trustee shall assume the duties of the Master
Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer), or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer) taken in the name of the Trust or the Securities Administrator; the failure of the Master
Servicer to act or perform any duties required of it as agent of the Trust or the Securities Administrator hereunder; or any action by the Trustee or the
Securities Administrator taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer); provided, however, that the foregoing shall not relieve the Trustee or the Securities Administrator of its obligation to perform its duties under this Agreement, including, without limitation, the
Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any continuation statement with respect to any financing statement for which the Trustee is the secured party in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

      Section 9.04 Trustee and Securities Administrator May Own Certificates.
Each of the Trustee and the Securities Administrator in their individual or any other capacities may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or the Securities Administrator and may otherwise deal with the Master Servicer or any of its affiliates with the same right it would have if it were not the Trustee or the Securities
Administrator.

      Section 9.05 Eligibility Requirements for Trustee and the Securities
Administrator. The Trustee and the Securities Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the
FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000.00 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee or securities administrator hereunder either an institution
(i) the long-term unsecured debt obligations of which are rated at least "A2" by
Moody's and "A" by S&P or (ii) whose serving as Trustee or Securities
Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor, the Master Servicer

                                     - 111 -

or any Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the
Trustee and the Securities Administrator (other than the initial Trustee or
Securities Administrator) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee or
Securities Administrator is appointed Trustee or Securities Administrator to the effect that the Trust will not be a taxable entity under the laws of such state.
In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee or the Securities Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in Section 9.06.

      The Securities Administrator (i) may not be an originator, the Master
Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the
Securities Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be either an institution (a) the long-term unsecured debt obligations of which are rated at least "A" by S&P and at least
"A2" by Moody's or (b) whose serving as Securities Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of
Certificates. If no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities
Administrator ceases to be the Securities Administrator pursuant to this Section
9.05, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an institution qualified under Section 9.05 hereof as the successor to the
Securities Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of a Securities Administrator hereunder;
provided, however, that any such institution appointed as successor Securities
Administrator shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the Securities Administrator. The
Trustee shall notify the Rating Agencies of any change of the Securities
Administrator.

      Section 9.06 Resignation and Removal of Trustee and the Securities
Administrator. The Trustee or the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer and the Depositor and mailing a copy of such notice to all Holders of record. The Trustee or the Securities Administrator, as applicable, shall also mail a copy of such notice of resignation to each Rating
Agency. Upon receiving such notice of resignation, the Depositor shall use its best efforts to promptly appoint a mutually acceptable successor Trustee or
Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or
Securities Administrator, as applicable, and one copy to the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or
Securities Administrator, as the case may be, shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

                                     - 112 -

      If at any time the Trustee or Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the
Securities Administrator or of their respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities
Administrator or of their respective property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Securities
Administrator has failed to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22, then the Master
Servicer may remove the Trustee or the Securities Administrator, as the case may be, and appoint a successor trustee or securities administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the
Trustee or the Securities Administrator, as applicable, so removed and one copy to the successor.

      The Holders of Certificates evidencing not less than 50% of the Voting
Rights may at any time remove the Trustee or the Securities Administrator by written instrument or instruments delivered to the Master Servicer and the
Trustee or the Securities Administrator, as applicable; the Master Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee or Securities Administrator, as the case may be, in accordance with this Section 9.06.

      Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee pursuant to any of the provisions of this
Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee or Securities Administrator, as the case may be, as provided in Section 9.07.

      Notwithstanding anything to the contrary contained herein, the Master
Servicer and the Securities Administrator shall at all times be the same Person.

      Section 9.07 Successor Trustee or Securities Administrator. Any successor
Trustee or successor Securities Administrator appointed as provided in Section
9.06 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor Trustee or Securities Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Securities Administrator shall become effective and such successor Trustee or Securities Administrator, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator, as applicable, herein. The predecessor Trustee or Securities Administrator shall duly assign, transfer, deliver and pay over to the successor Trustee or
Securities Administrator, as the case may be, the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee or Securities Administrator in the administration hereof as may be reasonably requested by the successor
Trustee or Securities Administrator, as the case may be, and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee or Securities Administrator has been removed pursuant to the third

                                     - 113 -

paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee or
Securities Administrator incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

      No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 9.07 unless at the time of such appointment such successor Trustee or Securities Administrator, as the case may be, shall be eligible under the provisions of Section 9.05.

      Upon acceptance of appointment by a successor Trustee or Securities
Administrator, as applicable, as provided in this Section 9.07, the Master
Servicer shall cooperate to mail notice of the succession of such Trustee or
Securities Administrator, as the case may be, hereunder to all Holders of
Certificates at their addresses as shown in the Certificate Register and to each
Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee or Securities
Administrator, the successor Trustee or Securities Administrator, as the case may be, shall cause such notice to be mailed at the expense of the Master
Servicer.

      Section 9.08 Merger or Consolidation of Trustee or Securities
Administrator. Any corporation or banking association into which either the
Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities
Administrator shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the
Trustee or the Securities Administrator, shall be the successor of the Trustee or the Securities Administrator, as applicable, hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In connection with the succession to the Trustee or the Securities Administrator under this Agreement by any Person (i) into which the Trustee or the Securities
Administrator may be merged or consolidated, or (ii) which may be appointed as a successor to the Trustee or the Securities Administrator, the Trustee or the
Securities Administrator, as the case may be, shall notify the Depositor of such succession or appointment and shall furnish to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary for the Securities Administrator to accurately and timely report, pursuant to Section 3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).

      Section 9.09 Appointment of Co-Trustee or Separate Trustee.
Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged
Property may at the time be located or for any other reason, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust
Estate, or any part thereof, and, subject to the other provision of this Section
9.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If one or both of the
Master Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-

                                     - 114 -

trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07. The Securities Administrator shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

      In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 9.10 Authenticating Agents. The Securities Administrator may
appoint one or more authenticating agents ("Authenticating Agents") that shall be authorized to act on behalf of the Securities Administrator in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be
Wells Fargo Bank, N.A. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Securities Administrator
or the Securities Administrator's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Securities Administrator by an Authenticating
Agent and a certificate of authentication or countersignature

                                     - 115 -

executed on behalf of the Securities Administrator by an Authenticating Agent.
Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a place of business in
New York, New York, having a combined capital and surplus of at least
$15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

      Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Securities Administrator or the Authenticating Agent.

      Any Authenticating Agent may at any time resign by giving written notice of resignation to the Securities Administrator and to the Master Servicer. The
Securities Administrator may at any time terminate the agency of any
Authenticating Agent by giving written notice of termination to such
Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

      Section 9.11 Securities Administrator's Fees and Expenses and Trustee's
Fees and Expenses. The Trustee, as compensation for its services hereunder, shall be entitled to a fee in an amount agreed upon between the Trustee and the
Securities Administrator, payable by the Securities Administrator out of its own funds and not out of any funds of the Trust Estate. The Securities Administrator shall be entitled to investment income from amounts on deposit in the
Certificate Account as compensation for its services hereunder. The Trustee and the Securities Administrator, as the case may be, and any director, officer, employee or agent of the Trustee or the Securities Administrator, as the case may be, shall be indemnified and held harmless by the Trust against any claims, damage, loss, liability or expense (including reasonable attorney's fees) (a)
incurred in connection with or arising from or relating to (i) this Agreement,
(ii) the Certificates, or (iii) the performance of any of the Trustee's or
Securities Administrator's, as the case may be, duties hereunder, other than any claims, damage, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the
Trustee's or Securities Administrator's, as the case may be, duties hereunder,
(b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Master Servicer and (c) arising out of the transfer of any ERISA-Restricted Certificate or the Residual Certificate not in
compliance with ERISA. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee or the Securities
Administrator, and except for any such expense, disbursement or advance as may arise from the Trustee's or the Securities Administrator's gross negligence, bad faith or willful misconduct, the

                                     - 116 -

Trust shall reimburse the Trustee and the Securities Administrator for all
reasonable expenses, disbursements and advances incurred or made by the Trustee or the Securities Administrator in accordance with any of the provisions of this
Agreement to the extent permitted by Treasury Regulations Section
1.860G-1(b)(3)(ii) and (iii). Except as otherwise provided herein, neither the
Trustee nor the Securities Administrator shall be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee or the
Securities Administrator, as applicable, in the ordinary course of its duties as
Trustee or Securities Administrator, Certificate Registrar or Paying Agent
hereunder or for any other expenses. The provisions of this Section 9.11 shall survive the termination of this Agreement or the resignation or removal of the
Trustee or the Securities Administrator, as applicable, hereunder.

      Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Master
Servicer, appoint one or more Custodians to hold all or a portion of the
Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Master Servicer. Subject to this
Article IX, the Trustee agrees to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any
Mortgage File.

      Each Custodian shall indemnify the Depositor, the Sponsor, the Trustee, the Master Servicer, the Securities Administrator and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other reasonable costs, fees and expenses that any of them may sustain in any way related to the failure of a Custodian to perform any of its obligations under Section 3.21.
Notwithstanding the foregoing, in no event shall a Custodian be liable for any consequential, indirect or punitive damages pursuant to this Section 9.12.

      Section 9.13 Paying Agents. The Securities Administrator may appoint one or more Paying Agents (each, a "Paying Agent") that shall be authorized to act on behalf of the Securities Administrator in making withdrawals from the
Certificate Account and distributions to Certificateholders as provided in
Section 3.09 and Section 5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Securities Administrator,
such reference shall be deemed to include such a withdrawal on behalf of the
Securities Administrator by a Paying Agent. Initially, the Paying Agent shall be
Wells Fargo Bank, N.A. Whenever reference is made in this Agreement to a distribution by the Securities Administrator or the furnishing of a statement by the Securities Administrator, such reference shall be deemed to include such a distribution or furnishing on behalf of the Securities Administrator by a Paying
Agent. Each Paying Agent shall provide to the Securities Administrator such information concerning the Certificate Account as the Securities Administrator
shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee or the Securities
Administrator) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust

                                     - 117 -

business and subject to supervision or examination by federal or state authorities. Any fees and expenses (but not including any indemnity payments) of a Paying Agent appointed pursuant to this Agreement shall be payable by the
Securities Administrator out of its own funds and not out of any funds in the
Trust Estate.

      Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

      Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee, the Securities Administrator and to the Master
Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Securities
Administrator, for all amounts it has withdrawn from the Certificate Account.
The Securities Administrator may, upon prior written approval of the Master
Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Securities
Administrator may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the
Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Securities Administrator shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

      Section 9.14 Limitation of Liability. The Certificates are executed by the
Securities Administrator, not in its individual capacity but solely as
Securities Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator in the
Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust.

      Section 9.15 Trustee or Securities Administrator May Enforce Claims
Without Possession of Certificates. All rights of action and claims under this
Agreement or the Certificates may be prosecuted and enforced by the Trustee or the Securities Administrator without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee or the Securities Administrator shall be brought in its own name or in its capacity as Trustee or Securities Administrator. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

                                     - 118 -

      Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Master Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

      Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

      Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement.
The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the
Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

      Section 10.01 Termination upon Purchase or Liquidation of All Mortgage
Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Master Servicer, the Securities Administrator and the
Trustee created hereby (other than the obligation of the Securities
Administrator to make certain payments to Certificateholders after the Final
Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Securities Administrator pursuant to Sections 5.04(b) and
5.05(b)) shall terminate upon the last action required to be taken by the
Securities Administrator on the Final Distribution Date pursuant to this Article
X following the earlier of (a) the purchase of all the Mortgage Loans and all
REO Property remaining in the Trust Estate by the Master Servicer at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage
Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii)
the fair market value of such REO Property, plus any Class Unpaid Interest
Shortfall for any Class of Certificates as well as any accrued and unpaid interest through the last day of the month of such purchase at the related
Mortgage Interest Rate on the Stated Principal Balance of each Mortgage Loan
(including any Mortgage Loan as to which REO Property has been acquired) or (b)
the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate and the disposition of all
REO Property.

      The Master Servicer may not exercise its purchase option for the Mortgage
Loans until all Reimbursement Amounts for the Mortgage Loans have been paid. The
Securities Administrator shall notify the Sponsor, upon notice of Master
Servicer's intent to exercise its purchase option of any Reimbursement Amount outstanding.

                                     - 119 -

      Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United
States to the Court of St. James, living on the date hereof.

      The right of the Master Servicer to purchase the Mortgage Loans is conditioned upon the aggregate Stated Principal Balance of the Mortgage Loans being less than 1% of the aggregate Cut-off Date Principal Balance of the
Mortgage Loans. In addition, the right of the Master Servicer to purchase the
Mortgage Loans is conditioned on the sum of clause (a)(i) and (ii) of the first paragraph of this Section 10.01 being less than or equal to the aggregate fair market value of the Mortgage Loans being purchased (other than any Mortgage Loan as to which REO Property has been acquired) and the REO Properties; provided, however, that this sentence shall not apply to any purchase by the Master
Servicer if, at the time of purchase, the Master Servicer is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the
Federal Reserve or the OTS. Fair market value for the purposes of the previous sentence and the first paragraph of this Section 10.01 will be determined by the
Master Servicer exercising its purchase right as of the close of business on the third (3rd) Business Day next preceding the date upon which such notice of the exercise of any purchase right is furnished to Certificateholders pursuant to the sixth paragraph of this Section 10.01.

      If such right is exercised by the Master Servicer, the Trustee shall, promptly following receipt by the Trustee of written confirmation from the
Securities Administrator of payment of the purchase price, release to the Master
Servicer or its respective designees, the Mortgage Files pertaining to such
Mortgage Loans being purchased. The Master Servicer's right, title and interest in and to such purchased Mortgage Loans and the related Mortgage Files shall be subject to the servicing rights of the Servicers pursuant to the related
Servicing Agreements.

      Notice of the exercise of any purchase option by the Master Servicer and notice of any termination of the Trust or any portion of the Trust, specifying the Final Distribution Date or the applicable Distribution Date, upon which the applicable Certificateholders may surrender their Certificates to the Securities
Administrator for payment of the final distribution and for cancellation, shall be given promptly by the Securities Administrator by letter to the
Certificateholders mailed not earlier than the 10th day and not later than the
15th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date or the applicable Distribution Date, upon which final payment of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities
Administrator therein designated, (2) the amount of any such final payment and
(3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the applicable Certificates at the office or agency of the Securities Administrator therein specified. Upon the exercise of its purchase option, the Master Servicer shall remit to the Securities Administrator for deposit to the Certificate
Account on or before the Final Distribution Date or the applicable Distribution
Date, in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on such Final
Distribution Date or Distribution Date, as applicable, equal to the purchase price for the related assets of the Trust Estate or any portion of the Trust
Estate computed as above provided together with a statement as to the amount to be distributed on each applicable Class of Certificates pursuant to the next succeeding paragraph.

                                     - 120 -

      Upon presentation and surrender of the applicable Certificates, the
Securities Administrator shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final
Distribution Date or the applicable Distribution Date, and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each such Class of Certificates, the
Class Certificate Balance thereof plus accrued interest thereon in the case of an interest-bearing Certificate and (II) as to the Class A-R Certificate, the
amounts, if any, which remain on deposit (or are deemed to remain on deposit) in the Upper-Tier Certificate Sub-Account and the Certificate Account, respectively
(other than the amounts retained to meet claims) after application pursuant to clause (I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests in the same manner as principal and interest are distributed to the Uncertificated Lower-Tier
Interests as provided in Section 5.02.

      If the applicable Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the
Securities Administrator shall on such date cause all funds in the Certificate
Account not distributed in final distribution to such Certificateholders to continue to be held by the Securities Administrator in an Eligible Account for
the benefit of such Certificateholders and the Securities Administrator shall give a second written notice to the remaining applicable Certificateholders to surrender their Certificates for cancellation and receive a final distribution with respect thereto. If within one (1) year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the
Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining applicable Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

      Section 10.02 Additional Termination Requirements. (a) If the Master
Servicer exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Securities Administrator and the Trustee have received an Opinion of
Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" or "prohibited contributions" in respect of any REMIC created hereunder as defined in the REMIC Provisions, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any related Certificates are outstanding:

            (i)     The Securities Administrator shall specify the first day in the 90-day liquidation period in a statement attached to each REMIC's final tax return pursuant to Treasury Regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section
      860F of the Code and any regulations thereunder;

            (ii)    During such 90-day liquidation period, and at or prior to
      the time of making of the final payment on the Certificates, the
      Securities Administrator shall sell all of the assets of the Trust Estate to the Master Servicer for cash; and

            (iii)   At the time of the making of the final payment on the
      Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited to

                                     - 121 -

      the Holder of the Residual Certificate all cash on hand in the Trust
      Estate (other than cash retained to meet claims), and the Trust shall terminate at that time.

      (b)   By its acceptance of the Residual Certificate, the Holder thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor, the Trustee or the
Securities Administrator and if such action is not requested, is deemed to adopt such a plan of complete liquidation when the Mortgage Loans are purchased pursuant to Section 10.01.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the
Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of any REMIC created hereunder as a
REMIC or the Exchangeable Certificates Grantor Trust as a grantor trust within the meaning of the Code and related regulations at all times that any related
Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on any REMIC or the Exchangeable Certificates Grantor Trust created hereunder pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Securities Administrator have received an
Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of
Counsel, adversely affect in any material respect the interests of any
Certificateholder, (iv) to change the timing and/or nature of deposits into the
Certificate Account provided that (a) such change shall not, as evidenced by an
Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, Class M, Class B-1, Class B-2,
Class B-3, Class B-4, Class B-5 Certificates as evidenced by a letter from each
Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this
Agreement, provided that such action shall not, as evidenced by an Opinion of
Counsel, adversely affect in any material respect the interests of any
Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no
Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates. Notwithstanding any contrary provision of this
Agreement, the Trustee shall not consent to any amendment to this Agreement pursuant to clause (i) through (v) above unless it shall have first received an
Opinion of Counsel to the effect that such amendment shall not cause the imposition of any tax on any REMIC or the Exchangeable Certificates Grantor
Trust created hereunder or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC or cause the Exchangeable Certificates
Grantor Trust

                                     - 122 -

to fail to qualify as a grantor trust within the meaning of the Code and related regulations at any time that any Certificates are outstanding.

      This Agreement may also be amended from time to time by the Depositor, the
Master Servicer, the Securities Administrator and the Trustee and the Holders of
Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates;
provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

      Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the
Trustee and the Securities Administrator with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of any REMIC created hereunder as a REMIC and notice of the conclusion expressed in such
Opinion of Counsel shall be included with any such solicitation.

      Promptly after the execution of any such amendment or consent the
Securities Administrator shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

      It shall not be necessary for the consent of Certificateholders under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Securities Administrator may prescribe.

      Prior to the execution of any amendment to this Agreement, each of the
Trustee and the Securities Administrator shall receive and be entitled to conclusively rely on any Opinion of Counsel (at the expense of the Person seeking such amendment) stating that such amendment is authorized and permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities Administrator's own rights, duties or immunities under this
Agreement.

      Section 11.02 Recordation of Agreement; Counterparts. This Agreement is
subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Securities Administrator at its expense at the direction of
Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon delivery to the Securities Administrator at the expense of the requesting Certificateholders of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of
Certificateholders.

                                     - 123 -

      For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this
Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the
Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such
Holder previously shall have given to the Securities Administrator a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Securities Administrator to institute such action, suit or proceeding in its own name as Securities Administrator hereunder and shall have offered to the Securities Administrator such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Securities Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other
Certificateholder and the Securities Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such
Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all
Certificateholders. For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

      Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE
CONFLICTS OF LAWS PROVISIONS THEREOF (INCLUDING SECTION 5-1401 OF THE GENERAL
OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     - 124 -

      With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of
New York and the United States District Court located in the Borough of
Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

      Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Securities Administrator may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the
Depositor, Banc of America Funding Corporation, 214 North Tryon Street,
Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial
Officer, (b) in the case of the Master Servicer, Wells Fargo Bank, N.A., 9062
Old Annapolis Road, Columbia, Maryland 21045, Attention: BAFC 2006-4, (c) in the
case of the Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98,
Columbia, Maryland 21046, Attention: BAFC, Series 2006-4, and for overnight delivery purposes, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia,
Maryland 21045-1951, Attention: BAFC, Series 2006-4, with a copy to Wells Fargo
Bank, N.A., Sixth and Marquette Avenue, Minneapolis, Minnesota, 55479,
Attention: BAFC, Series 2006-4, (d) in the case of the Trustee, U.S. Bank
National Association, 209 South LaSalle Street, Suite 300, Chicago, Illinois
60604, Attention: Corporate Trust Services, BAFC, Series 2006-4, (e) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55
Water Street, New York, New York 10041, Attention: Residential Mortgage
Surveillance Group; and (f) in the case of Moody's, Moody's Investors Service,
Inc., 99 Church Street, New York, New York 10004, Attn: Mortgage Surveillance
Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate
Register. Any notice to a Certificateholder so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 11.07 Certificates Nonassessable and Fully Paid. It is the
intention of the Securities Administrator that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and

                                     - 125 -

that Certificates upon execution, authentication and delivery thereof by the
Securities Administrator pursuant to Section 6.01 are and shall be deemed fully paid.

      Section 11.08 Access to List of Certificateholders. The Certificate
Registrar will furnish or cause to be furnished to the Trustee and the
Securities Administrator, within 15 days after the receipt of a request by the
Trustee and/or the Securities Administrator in writing, a list, in such form as the Trustee and/or the Securities Administrator may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

      If three or more Certificateholders apply in writing to the Securities
Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Securities
Administrator shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Securities Administrator. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Securities Administrator shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

      Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Securities Administrator that neither the
Certificate Registrar nor the Securities Administrator shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

      Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans
(other than payments of principal and interest due and payable on the Mortgage
Loans on or before the Cut-off Date) and the Depositor's rights under the
Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the Sponsor's rights under the Servicing
Agreements pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this
Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

      Section 11.10 Regulation AB Compliance; Intent of the Parties;
Reasonableness. The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to use its commercially reasonable efforts to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the Master Servicer,

                                     - 126 -

the Securities Administrator, the Trustee and the Custodian shall cooperate fully with the Depositor to deliver to the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the
Master Servicer, the Securities Administrator, the Trustee and the Custodian, as
applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

                                     - 127 -

      IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities
Administrator and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                        BANC OF AMERICA FUNDING CORPORATION,
                                        as Depositor

                                        By: /s/ Scott Evans
                                            ------------------------------------
                                            Name:  Scott Evans
                                            Title: Senior Vice President

                                        WELLS FARGO BANK, N.A., as Master
                                        Servicer

                                        By: /s/ Peter A. Gobell
                                            ------------------------------------
                                            Name:  Peter A. Gobell
                                            Title: Vice President

                                        WELLS FARGO BANK, N.A., as Securities
                                        Administrator

                                        By: /s/ Peter A. Gobell
                                            ------------------------------------
                                            Name:  Peter A. Gobell
                                            Title: Vice President

                                        U.S. BANK NATIONAL ASSOCIATION as
                                        Trustee

                                        By: /s/ Melissa A. Rosal
                                            ------------------------------------
                                            Name:  Melissa A. Rosal
                                            Title: Vice President

             [Signature Page to the Pooling and Servicing Agreement]

STATE OF MARYLAND          )
                           )      ss.:
COUNTY OF BALTIMORE        )
                           )

         On the 28th day of June, 2006, before me, a notary public in and for the State of Maryland, personally appeared Peter A. Gobell, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Wells
Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                              /s/ Darron Woodus
                                              ----------------------------------
                                                          Notary Public

[Notarial Seal]

My commission expires December 6, 2008.

              [Notary Page to the Pooling and Servicing Agreement]

STATE OF NORTH CAROLINA    )
                           )    ss.:
COUNTY OF MECKLENBURG      )
                           )

         On the 28th day of June, 2006, before me, a notary public in and for the State of North Carolina, personally appeared Scott Evans, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Banc of America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.

                                              /s/ E. Blair Autrey
                                              ----------------------------------
                                                         Notary Public

[Notarial Seal]

My commission expires October 4, 2010.

              [Notary Page to the Pooling and Servicing Agreement]

STATE OF ILLINOIS          )
                           )    ss.:
COUNTY OF COOK             )
                           )

         On the 28th day of June, 2006, before me, a notary public in and for the State of Illinois, personally appeared Melissa A. Rosal, known to me who, being by me duly sworn, did depose and say that she is a Vice President of U.S.
Bank National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such association.

                                               /s/ Phyllis Cloud
                                               ---------------------------------
                                                        Notary Public

[Notarial Seal]

My commission expires January 8, 2009.

              [Notary Page to the Pooling and Servicing Agreement]

STATE OF MARYLAND          )
                           )     ss.:
COUNTY OF BALTIMORE        )
                           )

         On the 28th day of June, 2006, before me, a notary public in and for the State of Maryland, personally appeared Peter A. Gobell, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Wells
Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                            /s/ Darron Woodus
                                            ------------------------------------
                                                        Notary Public

[Notarial Seal]

My commission expires December 6, 2008.

              [Notary Page to the Pooling and Servicing Agreement]

                                  EXHIBIT A-AR

                     [FORM OF FACE OF CLASS A-R CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS
ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR
TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF
OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER
RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY
ATTEMPTED OR PURPORTED TRANSFER OF THIS CLASS A-R CERTIFICATE IN VIOLATION OF
SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN
THE PURPORTED TRANSFEREE.

                                     A-AR-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-R

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $100.00

Initial Class Certificate
Balance of this Class:                  $100.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F BH 7

ISIN No.:                               US05950FBH73

      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage
Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     A-AR-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the applicable subaccount of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R
Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Securities
Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing
Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities
Administrator has actual knowledge that the proposed transferee is not a
Permitted Transferee, no transfer of any Ownership Interest in this Class A-R
Certificate to such proposed transferee shall be effected; (v) this Class A-R
Certificate may not be purchased by or transferred to any Person that is not a
U.S. Person, unless (A) such Person holds this Class A-R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective
Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an
Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class A-R
Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a
Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the
Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
(6) of the Code, information needed to compute the tax imposed under Section
860E(e) of the Code on transfers of residual interests to disqualified organizations.

      This Class A-R Certificate may not be purchased by or transferred to any employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing assets of a Plan.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                     A-AR-3

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-AR-4

                                  EXHIBIT A-A1

                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-1

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $20,000,000.00

Pass-Through Rate:                      Floating

CUSIP No.:                              05950F AA 3

ISIN No.:                               US05950FAA30

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-A1-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A1-3

                                  EXHIBIT A-A2

                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                     A-A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-2

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Notional Amount
of this Certificate
("Denomination"):                       $

Initial Notional Amount
of this Class:                          $20,000,000.00

Pass-Through Rate:                      Inverse Floating

CUSIP No.:                              05950F AB 1

ISIN No.:                               US05950FAB13

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class A-2 Certificate is not entitled to any distributions with respect to principal.

                                     A-A2-2

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A2-3

                                  EXHIBIT A-A3

                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-3

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $63,376,000.00

Pass-Through Rate:                      Floating

CUSIP No.:                              05950F AC 9

ISIN No.:                               US05950FAC95

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-A3-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A3-3

                                  EXHIBIT A-A4

                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                     A-A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-4

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Notional Amount
of this Certificate
("Denomination"):                       $

Initial Notional Amount
of this Class:                          $63,376,000.00

Pass-Through Rate:                      Inverse Floating

CUSIP No.:                              05950F AD 7

ISIN No.:                               US05950FAD78

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class A-4 Certificate is not entitled to any distributions with respect to principal.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or

                                     A-A4-2

any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A4-3

                                  EXHIBIT A-A5

                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-5

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $28,199,000.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F AE 5

ISIN No.:                               US05950FAE51

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-A5-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A5-3

                                  EXHIBIT A-A6

                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS A-5 CERTIFICATES WILL BE BORNE BY THE
CLASS A-6 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-A6-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-6

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $3,133,000.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F AF 2

ISIN No.:                               US05950FAF27

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-A6-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A6-3

                                  EXHIBIT A-A7

                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A7-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-7

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $10,000,000.00

Pass-Through Rate:                      Floating

CUSIP No.:                              05950F AG 0

ISIN No.:                               US05950FAG00

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-A7-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A7-3

                                  EXHIBIT A-A8

                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-8 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A8-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-8 Exchangeable Certificates

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $118,872,000.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F AH 8

ISIN No.:                               US05950FAH82

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and

                                     A-A8-2

Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A8-3

                                  EXHIBIT A-A9

                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS A-8, CLASS A-11 AND CLASS A-12
CERTIFICATES WILL BE BORNE BY THE CLASS A-9 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     A-A9-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class A-9

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $6,191,000.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F AJ 4

ISIN No.:                               US05950FAJ49

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-A9-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A9-3

                                  EXHIBIT A-A10

                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-10 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A10-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                      Class A-10 Exchangeable Certificates

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $25,774,000.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F AK 1

ISIN No.:                               US05950FAK12

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and

                                     A-A10-2

Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A10-3

                                  EXHIBIT A-A11

                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                    Class A-11 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE
EXCHANGEABLE CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A11-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                    Class A-11 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $91,873,000.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F AL 9

ISIN No.:                               US05950FAL94

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-A11-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A11-3

                                  EXHIBIT A-A12

                    [FORM OF FACE OF CLASS A-12 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                    Class A-12 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE
EXCHANGEABLE CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A12-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                    Class A-12 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $26,999,000.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F AM 7

ISIN No.:                               US05950FAM77

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-A12-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A12-3

                                  EXHIBIT A-A13

                    [FORM OF FACE OF CLASS A-13 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                    Class A-13 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE
EXCHANGEABLE CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A13-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                    Class A-13 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $6,246,000.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F AN 5

ISIN No.:                               US05950FAN50

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-A13-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A13-3

                                  EXHIBIT A-A14

                    [FORM OF FACE OF CLASS A-14 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                    Class A-14 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE
EXCHANGEABLE CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A14-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                    Class A-14 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $12,791,000.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F AP 0

ISIN No.:                               US05950FAP09

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-A14-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A14-3

                                  EXHIBIT A-A15

                    [FORM OF FACE OF CLASS A-15 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                    Class A-15 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE
EXCHANGEABLE CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A15-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                    Class A-15 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $6,737,000.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F AQ 8

ISIN No.:                               US05950FAQ81

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-A15-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A15-3

                                  EXHIBIT A-A16

                    [FORM OF FACE OF CLASS A-16 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-16 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A16-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-16 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $480,462.00

CUSIP No.:                              05950F AR 6

ISIN No.:                               US05950FAR64

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     A-A16-2

      This Class A-16 Certificate represents the right to receive principal only.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A16-3

                                  EXHIBIT A-A17

                    [FORM OF FACE OF CLASS A-17 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-17 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A17-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                      Class A-17 Exchangeable Certificates

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $5,765,538.00

Pass-Through Rate:                      6.500%

CUSIP No.:                              05950F AS 4

ISIN No.:                               US05950FAS48

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and

                                     A-A17-2

Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A17-3

                                  EXHIBIT A-A18

                    [FORM OF FACE OF CLASS A-18 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-18 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A18-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-18 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $983,924.00

CUSIP No.:                              05950F AT 2

ISIN No.:                               US05950FAT21

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     A-A18-2

      This Class A-18 Certificate represents the right to receive principal only.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A18-3

                                  EXHIBIT A-A19

                    [FORM OF FACE OF CLASS A-19 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-19 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A19-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                      Class A-19 Exchangeable Certificates

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $11,807,076.00

Pass-Through Rate:                      6.500%

CUSIP No.:                              05950F AU 9

ISIN No.:                               US05950FAU93

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and

                                     A-A19-2

Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A19-3

                                  EXHIBIT A-A20

                    [FORM OF FACE OF CLASS A-20 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-20 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A20-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-20 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $518,231.00

CUSIP No.:                              05950F AV 7

ISIN No.:                               US05950FAV76

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     A-A20-2

      This Class A-20 Certificate represents the right to receive principal only.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A20-3

                                  EXHIBIT A-A21

                    [FORM OF FACE OF CLASS A-21 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-21 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A21-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                      Class A-21 Exchangeable Certificates

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $6,218,769.00

Pass-Through Rate:                      6.500%

CUSIP No.:                              05950F AW 5

ISIN No.:                               US05950FAW59

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and

                                     A-A21-2

Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A21-3

                                  EXHIBIT A-A22

                    [FORM OF FACE OF CLASS A-22 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-22 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A22-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-22 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $1,982,617.00

CUSIP No.:                              05950F AX 3

ISIN No.:                               US05950FAX33

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     A-A22-2

      This Class A-22 Certificate represents the right to receive principal only.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A22-3

                                  EXHIBIT A-A23

                    [FORM OF FACE OF CLASS A-23 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-23 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A23-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                      Class A-23 Exchangeable Certificates

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $23,791,383.00

Pass-Through Rate:                      6.500%

CUSIP No.:                              05950F AY 1

ISIN No.:                               US05950FAY16

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and

                                     A-A23-2

Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A23-3

                                  EXHIBIT A-A24

                    [FORM OF FACE OF CLASS A-24 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-24 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A24-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-24 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $249,840.00

CUSIP No.:                              05950F AZ 8

ISIN No.:                               US05950FAZ80

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     A-A24-2

      This Class A-24 Certificate represents the right to receive principal only.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A24-3

                                  EXHIBIT A-A25

                    [FORM OF FACE OF CLASS A-25 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-25 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A25-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                      Class A-25 Exchangeable Certificates

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $5,996,160.00

Pass-Through Rate:                      6.250%

CUSIP No.:                              05950F BA 2

ISIN No.:                               US05950FBA21

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and

                                     A-A25-2

Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A25-3

                                  EXHIBIT A-A26

                    [FORM OF FACE OF CLASS A-26 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-26 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A26-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-26 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $511,640.00

CUSIP No.:                              05950F BB 0

ISIN No.:                               US05950FBB04

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     A-A26-2

      This Class A-26 Certificate represents the right to receive principal only.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A26-3

                                  EXHIBIT A-A27

                    [FORM OF FACE OF CLASS A-27 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-27 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A27-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                      Class A-27 Exchangeable Certificates

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $12,279,360.00

Pass-Through Rate:                      6.250%

CUSIP No.:                              05950F BC 8

ISIN No.:                               US05950FBC86

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     A-A27-2

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A27-3

                                  EXHIBIT A-A28

                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-28 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A28-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-28 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $269,480.00

CUSIP No.:                              05950F BD 6

ISIN No.:                               US05950FBD69

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class A-28 Certificate represents the right to receive principal only.

                                     A-A28-2

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A28-3

                                  EXHIBIT A-A29

                    [FORM OF FACE OF CLASS A-29 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-29 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A29-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                      Class A-29 Exchangeable Certificates

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $6,467,520.00

Pass-Through Rate:                      6.250%

CUSIP No.:                              05950F BE 4

ISIN No.:                               US05950FBE43

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     A-A29-2

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A29-3

                                  EXHIBIT A-A30

                    [FORM OF FACE OF CLASS A-30 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-30 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A30-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-30 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $1,030,960.00

CUSIP No.:                              05950F BF 1

ISIN No.:                               US05950FBF18

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class A-30 Certificate represents the right to receive principal only.

                                     A-A30-2

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A30-3

                                  EXHIBIT A-A31

                    [FORM OF FACE OF CLASS A-31 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                       Class A-31 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-A31-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                      Class A-31 Exchangeable Certificates

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this Certificate
("Denomination"):                       $

Initial Maximum Class
Certificate Balance of this Class:      $24,743,040.00

Pass-Through Rate:                      6.250%

CUSIP No.:                              05950F BG 9

ISIN No.:                               US05950FBG90

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Maximum Class Certificate Balance of the Class
to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the uncertificated interests in the Exchangeable REMIC Certificates issued by the Underlying Trust
(consisting primarily of fixed-rate mortgage loans (the "Underlying Mortgage
Loans") secured by first liens on one- to four-family residential properties and deposited by Banc of America Funding Corporation (the "Depositor")), and all
payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     A-A31-2

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     A-A31-3

                                 EXHIBIT A-30IO

                    [FORM OF FACE OF CLASS 30-IO CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                   Class 30-IO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OR INCREASES OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE
MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.
ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS OR
MORE THAN THE AMOUNT SET FORTH BELOW.

                                    A-30IO-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                   Class 30-IO

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Notional
Amount of this
Certificate
("Denomination"):                       $

Initial Notional
Amount of this Class:                   $13,209,319.00

Pass-Through Rate:                      6.00%

CUSIP No.:                              05950F BJ 3

ISIN No.:                               US05950FBJ30

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 30-IO Certificate is not entitled to any distributions with respect to principal.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or

                                    A-30IO-2

any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                    A-30IO-3

                                 EXHIBIT A-30PO

                    [FORM OF FACE OF CLASS 30-PO CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                   Class 30-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-30PO-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                   Class 30-PO

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

               Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $2,178,383.00

CUSIP No.:                              05950F BK 0

ISIN No.:                               US05950FBK03

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 30-PO Certificate represents the right to receive principal only.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.

                                    A-30PO-2

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                    A-30PO-3

                                   EXHIBIT B-M

                      [FORM OF FACE OF CLASS M CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                     Class M

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

IF THE RATING OF THIS CERTIFICATE IS NO LONGER AT LEAST BBB- OR Baa3, TRANSFER
OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE
SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER STATING THAT (A) IT
IS NOT, AND IS NOT ACTING ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT,
INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL,
STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE
(COLLECTIVELY, A "PLAN") OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE
OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE
THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS
DEFINED IN SECTION V(E) OF

                                      B-M-1

PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925
(JULY 12, 1995)), THAT THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH
GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON
BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR
AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR TO
THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH OFFERED CERTIFICATE BY OR ON
BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW
AND WILL NOT SUBJECT THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR THE DEPOSITOR
TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE MASTER
SERVICER, THE SECURITIES ADMINISTRATOR, TRUSTEE OR THE DEPOSITOR. EACH PERSON
WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE
MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN
THE PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION
LETTER OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR
PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND
VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                      B-M-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                     Class M

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $4,967,000.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F BL 8

ISIN No.:                               US05950FBL85

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                      B-M-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the
Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                      B-M-4

                                  EXHIBIT B-B1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT.

IF THE RATING OF THIS CERTIFICATE IS NO LONGER AT LEAST BBB- OR Baa3, TRANSFER
OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE
SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER STATING THAT (A) IT
IS NOT, AND IS NOT ACTING ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT,
INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL,
STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE
(COLLECTIVELY, A "PLAN") OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE
OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF

                                     B-B1-1

FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL
ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION
CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THAT
THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S
RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN
AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS
DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION
EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT
(AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF SUCH OFFERED CERTIFICATE BY OR ON BEHALF OF SUCH PLAN
WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT
THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION IN
ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, WHICH
OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE MASTER SERVICER, THE
SECURITIES ADMINISTRATOR, TRUSTEE OR THE DEPOSITOR. EACH PERSON WHO ACQUIRES
THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION LETTER
OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE
POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED
TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND
WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B1-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class B-1

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $3,068,000.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F BM 6

ISIN No.:                               US05950FBM68

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B1-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     B-B1-4

                                  EXHIBIT B-B2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES,
THE CLASS M CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT.

IF THE RATING OF THIS CERTIFICATE IS NO LONGER AT LEAST BBB- OR Baa3, TRANSFER
OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE
SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER STATING THAT (A) IT
IS NOT, AND IS NOT ACTING ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT,
INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL,
STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE
(COLLECTIVELY, A "PLAN") OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE
OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE
THIS CERTIFICATE IS AN "INSURANCE COMPANY

                                     B-B2-1

GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THAT THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL
ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF
SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE
THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE
ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH
GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60)
AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL
ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL IN
FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR TO THE EFFECT
THAT THE PURCHASE OR HOLDING OF SUCH OFFERED CERTIFICATE BY OR ON BEHALF OF SUCH
PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN
THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT
SUBJECT THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR THE DEPOSITOR TO ANY
OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE MASTER
SERVICER, THE SECURITIES ADMINISTRATOR, TRUSTEE OR THE DEPOSITOR. EACH PERSON
WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE
MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN
THE PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION
LETTER OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR
PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND
VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B2-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class B-2

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $2,338,000.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F BN 4

ISIN No.:                               US05950FBN42

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B2-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     B-B2-4

                                  EXHIBIT B-B3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES,
THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

IF THE RATING OF THIS CERTIFICATE IS NO LONGER AT LEAST BBB- OR Baa3, TRANSFER
OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE
SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER STATING THAT (A) IT
IS NOT, AND IS NOT ACTING ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT,
INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL,
STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE
(COLLECTIVELY, A "PLAN") OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE
OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF

                                     B-B3-1

FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL
ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION
CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THAT
THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S
RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN
AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS
DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION
EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT
(AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF SUCH OFFERED CERTIFICATE BY OR ON BEHALF OF SUCH PLAN
WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT
THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION IN
ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, WHICH
OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE MASTER SERVICER, THE
SECURITIES ADMINISTRATOR, TRUSTEE OR THE DEPOSITOR. EACH PERSON WHO ACQUIRES
THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION LETTER
OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE
POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED
TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND
WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B3-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class B-3

evidencing an interest in a Trust consisting primarily of a pool of of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $1,461,000.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F BP 9

ISIN No.:                               US05950FBP99

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B3-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     B-B3-4

                                  EXHIBIT B-B4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES,
THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES
AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT. THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE
WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A
TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN
ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED
HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THERE IS NO

                                     B-B4-1

PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND
LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER
PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10%
OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH
AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                     B-B4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class B-4

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $1,022,000.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F BQ 7

ISIN No.:                               US05950FBQ72

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B4-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     B-B4-4

                                  EXHIBIT B-B5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES,
THE CLASS M CERTIFICATES, CLASS B-1 CERTIFICATES, CLASS B-2 CERTIFICATES, CLASS
B-3 CERTIFICATES AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                     B-B5-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class B-5

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $1,023,000.00

Pass-Through Rate:                      6.000%

CUSIP No.:                              05950F BR 5

ISIN No.:                               US05950FBR55

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-B5-3

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     B-B5-4

                                  EXHIBIT B-B6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES,
THE CLASS M CERTIFICATES, CLASS B-1 CERTIFICATES, CLASS B-2 CERTIFICATES, CLASS
B-3 CERTIFICATES, CLASS B-4 CERTIFICATES AND CLASS B-5 CERTIFICATES AS DESCRIBED
IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS

                                     B-B6-1

EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO
PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND
LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER
PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10%
OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH
AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                     B-B6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-4
                                    Class B-6

evidencing an interest in a Trust consisting primarily of a pool of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                           June 1, 2006

First Distribution Date:                July 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate

Balance of this Class:                  $584,913.00

Pass-Through Rate                       6.000%

CUSIP No.:                              05950F BS 3

ISIN No.:                               US05950FBS39

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated June 29, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-B6-3

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *   *   *

                                     B-B6-4

                                    EXHIBIT C

                        [FORM OF REVERSE OF CERTIFICATES]

                       BANC OF AMERICA FUNDING CORPORATION
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding Corporation Mortgage Pass-Through
Certificates, of the Series specified on the face hereof (collectively, the
"Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Securities Administrator is not liable to the
Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and
Servicing Agreement, subject to any liability under the Pooling and Servicing
Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing
Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities
Administrator.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the
Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and
Servicing Agreement.

      On each Distribution Date, the Securities Administrator shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such
Distribution Date at the address appearing in the Certificate Register, or (b)
upon written request by the Holder of a Certificate (other than a Residual
Certificate), by wire transfer or by such other means of payment as such
Certificateholder and the Securities Administrator shall agree upon, such
Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in
Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Securities Administrator as contemplated by
Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the
Certificateholders under the Pooling and Servicing Agreement at any time by the
Depositor, the Master Servicer, the Securities Administrator and

                                       C-1

the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the
Pooling and Servicing Agreement. Any such consent by the Holder of this
Certificate shall be conclusive and binding on such Holder and upon all future
Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar
duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      The Exchange REMIC and Exchangeable Certificates are also exchangeable as provided in the Pooling and Servicing Agreement.

      No service charge will be made for any such registration of transfer or exchange (other than for an exchange of Exchangeable REMIC or Exchangeable
Certificates), but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Certificate Registrar, the
Securities Administrator and the Trustee and any agent of the Depositor, the
Master Servicer, the Certificate Registrar, the Securities Administrator or the
Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee, the Securities Administrator or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1% of the aggregate Cut-off Date Pool
Principal Balance of such Mortgage Loans, the Master Servicer has the option to purchase the Mortgage Loans under the conditions set forth in Section 10.01 of the Pooling and Servicing Agreement. In the event that no such termination occurs, the obligations and responsibilities created by the Pooling and
Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any

                                       C-2

advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to
Certificateholders of all amounts required to be distributed pursuant to the
Pooling and Servicing Agreement. In no event shall the Trust created by the
Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing
Agreement shall have the meaning assigned in the Pooling and Servicing
Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                       C-3

      IN WITNESS WHEREOF, the Securities Administrator has caused this
Certificate to be duly executed.

Dated:

                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator

                                        By _____________________________________
                                                  Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION
This is one of the Certificates referred to in the Pooling and Servicing
Agreement referenced herein.

                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator

                                        By _____________________________________
                                                  Authorized Signatory

                                       C-4

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Securities Administrator to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        ________________________________________
                                        Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS
      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to

      This information is provided by __________________, the assignee named above, or , as its agent.

                                       C-5

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE

                                       D-1

LOANID       OCC          PROPTYPE       OTERM       CORTERM   OLTV     RATE    FPDATE      NDDATE          S_MATDATE   PANDI
----------------------------------------------------------------------------------------------------------------------------------

3302468891   Primary      SFR              360           350      80    5.875    9/1/2005   8/1/2006         8/1/2035    2,441.87
6230236413   Primary      SFR              360           349      75     5.75    8/1/2005   6/1/2006         7/1/2035    2,866.81
6253186867   Primary      Condo            360           352   74.53        6   11/1/2005   7/1/2006        10/1/2035    3,843.12
6721456108   Primary      SFR              360           352   55.81    5.875   11/1/2005   6/1/2006        10/1/2035    3,549.23
6807599631   Primary      SFR              360           352   57.48     5.75   11/1/2005   6/1/2006        10/1/2035    3,005.41
6889209315   Primary      Condo            360           353      80        6   12/1/2005   6/1/2006        11/1/2035    4,328.76
 145039665   Primary      SFR              240           229   69.66      5.5    8/1/2005   6/1/2006         7/1/2025    4,911.52
 146937305   Primary      SFR              360           352   50.69    5.875   11/1/2005   6/1/2006        10/1/2035    2,383.90
 147852099   Primary      SFR              360           353   63.89        6   12/1/2005   6/1/2006        11/1/2035    3,035.00
  59441493   Primary      SFR              360           355   71.43     6.25    2/1/2006   6/1/2006         1/1/2036    9,235.76
 146941034   Primary      Condo            360           352   77.42    5.875   11/1/2005   6/1/2006        10/1/2035    1,511.38
 148101587   Primary      SFR              360           354   41.52    6.125    1/1/2006   6/1/2006        12/1/2035    3,061.34
 148175656   Primary      SFR              360           353      80    6.125   12/1/2005   6/1/2006        11/1/2035    2,624.88
 148189038   Primary      SFR              360           354   61.05        6    1/1/2006   6/1/2006        12/1/2035    5,995.50
 148267388   Primary      SFR              360           354   14.14     5.75    1/1/2006   7/1/2006        12/1/2035    3,548.12
 148398134   Primary      SFR              360           354      80    6.375    1/1/2006   6/1/2006        12/1/2035    1,699.12
 144171014   Primary      SFR              360           353    55.5    6.125   12/1/2005   7/1/2006        11/1/2035    3,372.24
   4396244   Primary      Condo            360           354      75      7.5    1/1/2006   6/1/2006        12/1/2035    1,284.81
 712820075   Primary      SFR              360           356   78.38      6.5    3/1/2006   7/1/2006         2/1/2036    3,665.99
 713651842   Primary      SFR              360           356   63.41     6.25    3/1/2006   6/1/2006         2/1/2036    3,201.73
 641729207   Primary      Condo            360           347      80    5.125    6/1/2005   6/1/2006         5/1/2035    2,696.30
 642279517   Primary      SFR              360           356   73.58     6.25    3/1/2006   6/1/2006         2/1/2036    3,352.58
 642388607   Primary      SFR              360           356   77.69        6    3/1/2006   6/1/2006         2/1/2036    3,025.33
3050908064   Primary      SFR              360           356   77.67    5.875    3/1/2006   7/1/2006         2/1/2036    3,395.43
3051058422   Primary      SFR              360           356      65    6.375    3/1/2006   6/1/2006         2/1/2036    4,339.02
3060545823   Primary      SFR              360           357      80     6.75    4/1/2006   6/1/2006         3/1/2036    3,440.16
3060547225   Primary      SFR              360           356   79.83     6.75    3/1/2006   6/1/2006         2/1/2036    2,853.83
3060852500   Primary      SFR              360           356   77.32      6.5    3/1/2006   7/1/2006         2/1/2036    9,481.02
3060954439   Primary      SFR              360           356   55.19    6.375    3/1/2006   6/1/2006         2/1/2036    8,952.53
3061086835   Primary      SFR              360           357   72.46     6.75    4/1/2006   9/1/2006         3/1/2036    4,676.39
3061355560   Primary      Condo            360           357      80      6.5    4/1/2006   6/1/2006         3/1/2036    4,363.80
3061457044   Primary      SFR              360           356      75      6.5    3/1/2006   6/1/2006         2/1/2036    2,939.12
3061464875   Primary      SFR              360           357      70     7.25    4/1/2006   6/1/2006         3/1/2036    3,867.94
3060565094   Primary      SFR              360           356   53.88      6.5    3/1/2006   6/1/2006         2/1/2036   15,307.11
 620156638   Primary      SFR              360           358      80     5.75    5/1/2006   6/1/2006         4/1/2036    3,268.01
3060660606   Primary      SFR              360           357   65.19    6.375    4/1/2006   6/1/2006         3/1/2036    8,734.18
3060835703   Primary      SFR              360           354   34.81    5.875    1/1/2006   6/1/2006        12/1/2035    7,411.97
3060912387   Primary      SFR              360           358   62.16    6.125    5/1/2006   6/1/2006         4/1/2036    6,076.11
3060912478   Primary      SFR              360           357   69.96    6.125    4/1/2006   6/1/2006         3/1/2036    6,610.80
3061078436   Primary      SFR              360           357      65    6.375    4/1/2006   6/1/2006         3/1/2036   12,368.22
3061389007   Primary      SFR              360           358   57.14    6.125    5/1/2006   6/1/2006         4/1/2036    6,076.11
3061414722   Primary      SFR              360           358   69.99      6.5    5/1/2006   6/1/2006         4/1/2036    7,997.56
3061470476   Primary      SFR              360           357   42.86    6.625    4/1/2006   6/1/2006         3/1/2036    7,683.73
3061576298   Primary      SFR              360           357   41.39      6.5    4/1/2006   6/1/2006         3/1/2036    7,455.88
3061652065   Primary      SFR              360           357   45.73     6.25    4/1/2006   6/1/2006         3/1/2036    7,080.75
 203038419   Primary      SFR              360           358   63.35     6.75    5/1/2006   7/1/2006         4/1/2036    3,924.02
  35061043   Primary      SFR              360           358   57.05    6.625    5/1/2006   6/1/2006         4/1/2036    9,406.17
  36037042   Primary      SFR              360           358    61.7    5.875    5/1/2006   7/1/2006         4/1/2036    4,926.92
  32024135   Primary      SFR              360           355   78.74     6.25    2/1/2006   6/1/2006         1/1/2036    3,078.59
  36803880   Primary      SFR              360           357   53.37     6.75    4/1/2006   6/1/2006         3/1/2036    2,821.40
 202909990   Primary      SFR              360           356      80     6.25    3/1/2006   6/1/2006         2/1/2036    2,955.45
 203116744   Primary      SFR              360           358      80    6.625    5/1/2006   6/1/2006         4/1/2036    3,124.72
 202934378   Primary      PUD              360           357      80    6.375    4/1/2006   6/1/2006         3/1/2036    2,934.31
 144668506   Primary      SFR              360           357   45.04    6.375    4/1/2006   6/1/2006         3/1/2036    3,400.10
 203129317   Primary      SFR              360           358   16.67      6.5    5/1/2006   7/1/2006         4/1/2036    6,320.69
 144377421   Primary      SFR              360           358   66.67     6.75    5/1/2006   7/1/2006         4/1/2036   12,971.97
 143834604   Primary      SFR              360           353   67.31    5.875   12/1/2005   6/1/2006        11/1/2035    5,175.96
 203123294   Primary      PUD              360           357      80    6.375    4/1/2006   6/1/2006         3/1/2036    3,800.03
 203145610   Primary      PUD              360           358   76.42     6.25    5/1/2006   6/1/2006         4/1/2036    2,953.12
 203054176   Primary      SFR              360           358      80    6.375    5/1/2006   7/1/2006         4/1/2036    2,656.25
  35412725   Secondary    Condo            360           358      80     6.75    5/1/2006   6/1/2006         4/1/2036    3,958.59
 203025655   Primary      SFR              360           357   86.42      5.5    4/1/2006   6/1/2006         3/1/2036    2,158.75
 144608817   Primary      SFR              360           357   79.72    6.125    4/1/2006   7/1/2006         3/1/2036    3,251.35
 202969291   Primary      SFR              360           357   57.69    6.375    4/1/2006   6/1/2006         3/1/2036    3,984.38
 144608700   Primary      SFR              360           357    64.3      6.5    4/1/2006   7/1/2006         3/1/2036    2,995.42
 202977633   Primary      SFR              360           358   58.93      6.5    5/1/2006   7/1/2006         4/1/2036    4,468.75
 144099595   Primary      SFR              360           358      80        6    5/1/2006   7/1/2006         4/1/2036    2,779.18
 202305512   Primary      SFR              360           352   80.08     5.75   11/1/2005   6/1/2006        10/1/2035    3,355.54
 601503919   Primary      SFR              360           357   70.44    6.875    4/1/2006   6/1/2006         3/1/2036    1,194.53
 601503921   Primary      SFR              360           357    78.8     6.25    4/1/2006   6/1/2006         3/1/2036    2,052.08
 601503915   Primary      SFR              360           357   72.28      6.5    4/1/2006   6/1/2006         3/1/2036    2,301.84
 601507864   Primary      SFR              360           357   79.49    6.875    4/1/2006   7/1/2006         3/1/2036      710.41
 601461892   Primary      SFR              360           357   76.73    6.875    4/1/2006   6/1/2006         3/1/2036      554.45
 591998802   Primary      SFR              360           358   81.23      6.5    5/1/2006   6/1/2006         4/1/2036      949.83
 590425104   Primary      SFR              360           358   45.76    6.875    5/1/2006   6/1/2006         4/1/2036      991.97
 591806104   Primary      SFR              360           357   37.27      6.5    4/1/2006   6/1/2006         3/1/2036    1,295.74
 592821904   Investor     Condo            360           358      80      7.5    5/1/2006   6/1/2006         4/1/2036    1,454.37
 592949606   Primary      SFR              360           358   68.24      6.5    5/1/2006   6/1/2006         4/1/2036    1,466.40
 592747703   Primary      SFR              360           358   52.21    6.875    5/1/2006   6/1/2006         4/1/2036    1,594.73
 592803100   Primary      SFR              360           358   55.19    6.375    5/1/2006   6/1/2006         4/1/2036    1,590.87
 590878302   Primary      SFR              360           357      75    6.875    4/1/2006   6/1/2006         3/1/2036    1,724.44
 601473338   Primary      SFR              360           357      80      6.5    4/1/2006   6/1/2006         3/1/2036    1,719.23
 601486331   Primary      SFR              360           358   79.15     6.75    5/1/2006   6/1/2006         4/1/2036    1,822.56
 592977003   Primary      SFR              360           358      75      6.5    5/1/2006   6/1/2006         4/1/2036    1,787.18
 601477942   Primary      SFR              360           358   59.38    6.875    5/1/2006   6/1/2006         4/1/2036    1,872.25
 601483593   Primary      Condo            360           357      80    6.625    4/1/2006   6/1/2006         3/1/2036    1,920.94
 591764808   Primary      SFR              360           357      80    6.125    4/1/2006   6/1/2006         3/1/2036    1,944.36
 601527538   Primary      SFR              360           358   61.84    6.375    5/1/2006   6/1/2006         4/1/2036    2,158.59
 601500933   Primary      SFR              360           357      80    6.625    4/1/2006   6/1/2006         3/1/2036    2,407.57
 593103401   Primary      SFR              360           358   65.38      6.5    5/1/2006   6/1/2006         4/1/2036    2,686.29
 601476319   Primary      PUD              360           357      70    6.375    4/1/2006   7/1/2006         3/1/2036    2,707.60
 591632807   Primary      SFR              360           357      80    6.375    4/1/2006   6/1/2006         3/1/2036    2,769.99
 591680509   Primary      SFR              360           357   78.26    6.125    4/1/2006   6/1/2006         3/1/2036    2,734.25
 685541552   Primary      SFR              360           358   62.48     6.25    5/1/2006   6/1/2006         4/1/2036    2,789.20
 591619200   Primary      SFR              360           357   60.67    6.375    4/1/2006   6/1/2006         3/1/2036    2,838.61
 601458361   Primary      SFR              360           357   70.54    6.625    4/1/2006   6/1/2006         3/1/2036    2,913.41
 592843908   Primary      SFR              360           358   64.54      6.5    5/1/2006   6/1/2006         4/1/2036    2,937.08
 590844908   Primary      PUD              360           358      80        6    5/1/2006   6/1/2006         4/1/2036    2,805.90
 655935375   Primary      SFR              360           358    54.9     6.75    5/1/2006   6/1/2006         4/1/2036    3,126.24
 601461835   Primary      SFR              360           357      80    6.375    4/1/2006   6/1/2006         3/1/2036    3,044.49
 592082606   Primary      SFR              360           357   65.13     6.75    4/1/2006   6/1/2006         3/1/2036    3,210.57
 601501173   Primary      SFR              360           358   70.42    6.375    5/1/2006   6/1/2006         4/1/2036    3,119.35
 601463180   Primary      SFR              360           357   71.03     6.75    4/1/2006   6/1/2006         3/1/2036    3,340.28
 591553003   Primary      Condo            360           357   66.79     6.25    4/1/2006   6/1/2006         3/1/2036    3,228.21
 601465181   Primary      PUD              360           357   75.44    6.125    4/1/2006   6/1/2006         3/1/2036    3,414.77
 601510325   Primary      SFR              360           358      75      6.5    5/1/2006   6/1/2006         4/1/2036    3,579.09
 601481181   Primary      PUD              360           357   79.99    6.625    4/1/2006   7/1/2006         3/1/2036    3,629.28
 592693105   Primary      SFR              360           358   52.17    6.375    5/1/2006   6/1/2006         4/1/2036    3,743.22
 601477100   Primary      PUD              360           357      75      6.5    4/1/2006   6/1/2006         3/1/2036    3,887.22
 593009103   Primary      SFR              360           358    73.7      6.5    5/1/2006   6/1/2006         4/1/2036    4,029.44
 592308209   Primary      SFR              360           358   78.79    5.875    5/1/2006   6/1/2006         4/1/2036    3,845.00
 601459495   Primary      SFR              360           358      70     6.25    5/1/2006   6/1/2006         4/1/2036    4,310.02
 591253901   Primary      SFR              360           357    79.3        6    4/1/2006   6/1/2006         3/1/2036    4,421.69
 592395404   Primary      SFR              360           358      75    6.625    5/1/2006   6/1/2006         4/1/2036    4,754.31
 593042807   Primary      PUD              360           358   77.48      6.5    5/1/2006   6/1/2006         4/1/2036    4,740.52
 601511215   Primary      SFR              360           358      75      6.5    5/1/2006   6/1/2006         4/1/2036    4,740.51
 601479501   Primary      SFR              360           357   60.61    8.125    4/1/2006   6/1/2006         3/1/2036    5,939.98
 601469283   Primary      SFR              360           357   74.78    6.125    4/1/2006   6/1/2006         3/1/2036    5,225.45
 601417486   Primary      SFR              360           358    74.1      6.5    5/1/2006   6/1/2006         4/1/2036    6,004.65
 592356901   Primary      SFR              360           358   72.28    6.375    5/1/2006   6/1/2006         4/1/2036    6,087.62
 592413108   Primary      SFR              360           358      75    6.875    5/1/2006   6/1/2006         4/1/2036    9,853.94
 655897704   Primary      SFR              360           357   66.67      6.5    4/1/2006   6/1/2006         3/1/2036   12,641.36
 592530406   Primary      Condo            360           358      85        7    5/1/2006   7/1/2006         4/1/2036      503.31
 655953780   Primary      SFR              360           358   62.14     7.25    5/1/2006   7/1/2006         4/1/2036      593.49
 591878103   Primary      SFR              360           358      80    7.625    5/1/2006   7/1/2006         4/1/2036      622.86
 592834709   Primary      SFR              360           358      80      6.5    5/1/2006   6/1/2006         4/1/2036    1,238.86
 655842973   Primary      SFR              360           357   55.28    7.375    4/1/2006   7/1/2006         3/1/2036    1,374.44
 592773006   Secondary    PUD              360           358      80      6.5    5/1/2006   7/1/2006         4/1/2036    1,302.81
 591309406   Primary      SFR              360           358   65.67    6.875    5/1/2006   7/1/2006         4/1/2036    1,445.25
 601477300   Primary      SFR              360           357      78    6.375    4/1/2006   7/1/2006         3/1/2036    1,508.52
 601482316   Primary      SFR              360           357      77    6.625    4/1/2006   7/1/2006         3/1/2036    1,676.33
 592072201   Primary      Condo            360           358      75    6.625    5/1/2006   6/1/2006         4/1/2036    1,680.82
 601514574   Primary      SFR              360           359   61.34    6.375    6/1/2006   7/1/2006         5/1/2036    1,653.26
 601485103   Primary      SFR              360           358      75      6.5    5/1/2006   7/1/2006         4/1/2036    1,820.36
 601460530   Primary      SFR              360           357      70     6.25    4/1/2006   7/1/2006         3/1/2036    1,788.66
 655943124   Primary      SFR              360           358   58.82        7    5/1/2006   6/1/2006         4/1/2036    1,995.91
 593326705   Primary      SFR              360           359   50.68    7.375    6/1/2006   7/1/2006         5/1/2036    2,072.03
 655952997   Primary      PUD              360           358   65.48    7.125    5/1/2006   7/1/2006         4/1/2036    2,223.27
 601471354   Primary      SFR              360           357      80    6.875    4/1/2006   6/1/2006         3/1/2036    2,601.44
 592044804   Primary      SFR              360           357      75      6.5    4/1/2006   6/1/2006         3/1/2036    2,711.58
 592379507   Primary      PUD              360           358      80     6.25    5/1/2006   6/1/2006         4/1/2036    2,709.16
 591153408   Primary      SFR              360           357   76.27        6    4/1/2006   6/1/2006         3/1/2036    2,697.98
 655847395   Primary      Condo            360           358      90     6.25    5/1/2006   7/1/2006         4/1/2036    2,881.56
 591919501   Primary      SFR              360           358      80     6.25    5/1/2006   7/1/2006         4/1/2036    2,992.39
 601505260   Primary      PUD              360           356      80    6.625    3/1/2006   7/1/2006         2/1/2036    3,329.62
 601474321   Primary      SFR              360           358      75    6.375    5/1/2006   7/1/2006         4/1/2036    4,094.15
 601473478   Primary      SFR              360           358   62.18    6.125    5/1/2006   7/1/2006         4/1/2036    4,156.06
 601516663   Primary      PUD              360           358   67.62      6.5    5/1/2006   7/1/2006         4/1/2036    4,487.68
 593064207   Primary      SFR              360           358   75.61        6    5/1/2006   6/1/2006         4/1/2036    4,646.52
 601486622   Primary      SFR              360           358      80      7.5    5/1/2006   6/1/2006         4/1/2036    5,705.59
 601483618   Primary      SFR              360           357      80      6.5    4/1/2006   7/1/2006         3/1/2036    6,067.85
 590466009   Primary      SFR              360           357      75    6.625    4/1/2006   6/1/2006         3/1/2036    8,596.18
 601447044   Primary      SFR              360           358   79.17      6.5    5/1/2006   7/1/2006         4/1/2036   12,009.29
 590818803   Primary      SFR              360           356      75     6.75    3/1/2006   7/1/2006         2/1/2036   19,457.95
 601472814   Primary      SFR              360           357    62.5      6.5    4/1/2006   8/1/2006         3/1/2036    1,106.12
 601465446   Primary      SFR              360           358   71.43        7    5/1/2006   8/1/2006         4/1/2036    6,653.02
 591619101   Primary      SFR              360           357    79.5      6.5    4/1/2006   9/1/2006         3/1/2036    2,022.62
 203234281   Primary      SFR              360           358      80      6.5    5/1/2006   6/1/2006         4/1/2036    2,795.00
  32087876   Primary      Condo            360           356   63.73    6.375    3/1/2006   6/1/2006         2/1/2036    3,453.13
  37185170   Primary      SFR              360           358   68.18    6.625    5/1/2006   8/1/2006         4/1/2036    4,802.33
 144706033   Primary      SFR              360           358   75.58    6.875    5/1/2006   7/1/2006         4/1/2036    4,270.04
 203039573   Primary      PUD              360           358   61.18    6.375    5/1/2006   6/1/2006         4/1/2036    2,921.88
  34701326   Primary      SFR              360           357      80      6.5    4/1/2006   6/1/2006         3/1/2036    2,597.82
 203120985   Primary      Condo            360           358   75.88    6.375    5/1/2006   6/1/2006         4/1/2036    2,741.25
 203169354   Primary      SFR              360           358   79.99     6.25    5/1/2006   6/1/2006         4/1/2036    7,078.12
 203141619   Primary      PUD              360           358   68.96     6.25    5/1/2006   6/1/2006         4/1/2036    2,406.25
 144613320   Primary      SFR              360           358      75    6.375    5/1/2006   6/1/2006         4/1/2036    6,773.44
 203244405   Primary      SFR              360           358   57.86      6.5    5/1/2006   6/1/2006         4/1/2036    2,491.67
 203153143   Primary      SFR              360           358      80    6.625    5/1/2006   6/1/2006         4/1/2036    2,538.37
 144593043   Primary      SFR              360           357      80     6.25    4/1/2006   6/1/2006         3/1/2036    2,729.17
 203074646   Primary      PUD              360           358   58.82      6.5    5/1/2006   6/1/2006         4/1/2036    2,708.33
 144752714   Primary      SFR              360           358      80    6.625    5/1/2006   6/1/2006         4/1/2036    3,091.67
 144745007   Primary      SFR              360           358   55.75      6.5    5/1/2006   7/1/2006         4/1/2036    4,333.33
 144630803   Primary      SFR              360           358      80      6.5    5/1/2006   6/1/2006         4/1/2036    5,200.00
 203155205   Primary      SFR              360           358      80    6.125    5/1/2006   6/1/2006         4/1/2036    2,527.58
 203209200   Primary      Condo            360           359   66.12      6.5    6/1/2006   6/1/2006         5/1/2036    3,044.17
 144752094   Primary      SFR              360           358   68.57    6.375    5/1/2006   6/1/2006         4/1/2036    3,187.50
 144607330   Primary      SFR              360           358      80    5.875    5/1/2006   6/1/2006         4/1/2036    2,150.25
 203158514   Primary      SFR              360           358   71.94    6.375    5/1/2006   6/1/2006         4/1/2036    5,312.50
 144603834   Primary      SFR              360           358   48.56    6.375    5/1/2006   6/1/2006         4/1/2036    2,411.88
 203263074   Primary      PUD              360           358   78.57    6.375    5/1/2006   6/1/2006         4/1/2036    2,921.88
 203091426   Primary      PUD              360           358      80      6.5    5/1/2006   6/1/2006         4/1/2036    2,730.00
 144376274   Primary      SFR              360           358   78.89     6.25    5/1/2006   7/1/2006         4/1/2036    2,957.29
 203133012   Primary      SFR              360           358      80      6.5    5/1/2006   6/1/2006         4/1/2036    3,895.67
 203265608   Primary      SFR              360           358   64.08    6.625    5/1/2006   6/1/2006         4/1/2036    4,598.85
 144751393   Primary      SFR              360           358   65.23     6.25    5/1/2006   7/1/2006         4/1/2036    2,531.25
 144753894   Primary      SFR              360           358      75    6.375    5/1/2006   6/1/2006         4/1/2036    2,828.91
 203153507   Primary      SFR              360           358      80      6.5    5/1/2006   6/1/2006         4/1/2036    2,800.15
 144676210   Primary      PUD              360           358      80     6.25    5/1/2006   6/1/2006         4/1/2036    3,125.00
 203167069   Primary      PUD              360           358   79.49    6.375    5/1/2006   6/1/2006         4/1/2036    3,293.75
 144707528   Primary      SFR              360           358      95    6.875    5/1/2006   7/1/2006         4/1/2036    2,748.57
 203104559   Primary      SFR              360           358   66.67    6.625    5/1/2006   7/1/2006         4/1/2036   11,041.67
 203072491   Primary      SFR              360           357      80    6.625    4/1/2006   7/1/2006         3/1/2036    3,754.17
 144104270   Primary      SFR              360           359      75    6.125    6/1/2006   6/1/2006         5/1/2036    4,115.23
 203296199   Primary      SFR              360           359   78.57    6.625    6/1/2006   6/1/2006         5/1/2036    2,429.17
  31286743   Primary      SFR              360           358   74.42      6.5    5/1/2006   7/1/2006         4/1/2036    4,045.24
 144763091   Primary      SFR              360           358   65.72    6.625    5/1/2006   7/1/2006         4/1/2036    3,585.78
 203019096   Primary      SFR              360           358   69.44    6.125    5/1/2006   6/1/2006         4/1/2036    2,278.54
 144746971   Primary      SFR              360           358   73.03    6.125    5/1/2006   6/1/2006         4/1/2036    3,949.47
 144373883   Primary      SFR              360           358      75    6.625    5/1/2006   6/1/2006         4/1/2036    2,774.22
 144736659   Primary      SFR              360           358   64.09      6.5    5/1/2006   6/1/2006         4/1/2036    3,818.75
 144736683   Secondary    Condo            360           358   55.87      6.5    5/1/2006   6/1/2006         4/1/2036    2,708.33
 144573482   Primary      SFR              360           357   44.31    6.125    4/1/2006   6/1/2006         3/1/2036    4,593.75
 144634052   Primary      PUD              360           358   72.23      6.5    5/1/2006   6/1/2006         4/1/2036    4,108.45
  32356677   Primary      SFR              360           358   36.23      6.5    5/1/2006   6/1/2006         4/1/2036    6,320.68
 203193552   Primary      SFR              360           358   56.82      6.5    5/1/2006   7/1/2006         4/1/2036    3,160.34
 144378536   Primary      2-Family         360           358    50.3    6.375    5/1/2006   6/1/2006         4/1/2036    3,540.78
 144739646   Primary      SFR              360           358      75    6.375    5/1/2006   6/1/2006         4/1/2036    3,977.18
 144633534   Primary      PUD              360           358      75    6.875    5/1/2006   6/1/2006         4/1/2036    3,448.88
 203277934   Primary      PUD              360           358      70      6.5    5/1/2006   6/1/2006         4/1/2036    3,760.81
 203129598   Primary      SFR              360           357   72.77    6.625    4/1/2006   6/1/2006         3/1/2036    2,610.85
 144622479   Primary      PUD              360           357      75     6.75    4/1/2006   6/1/2006         3/1/2036    2,700.00
 144551264   Primary      SFR              360           358   59.14    6.375    5/1/2006   7/1/2006         4/1/2036    2,544.69
  34625814   Primary      SFR              360           358      80    6.375    5/1/2006   6/1/2006         4/1/2036    2,465.00
 203194246   Primary      Condo            360           358      75      6.5    5/1/2006   6/1/2006         4/1/2036    3,168.75
 203177613   Primary      SFR              360           358   63.78    6.375    5/1/2006   6/1/2006         4/1/2036    3,899.19
 144552874   Primary      SFR              360           357   69.38    6.125    4/1/2006   6/1/2006         3/1/2036    2,740.33
 203121082   Primary      SFR              360           358   61.82     6.25    5/1/2006   6/1/2006         4/1/2036    3,541.67
 203215397   Primary      Condo            360           358      75      6.5    5/1/2006   6/1/2006         4/1/2036    2,855.94
 144631694   Primary      SFR              360           358      70    6.375    5/1/2006   6/1/2006         4/1/2036    2,838.61
 144647195   Primary      SFR              360           359   74.99      6.5    6/1/2006   7/1/2006         5/1/2036    2,295.04
 144631124   Secondary    PUD              360           358      75    6.875    5/1/2006   7/1/2006         4/1/2036    2,749.25
 144374931   Primary      SFR              360           358   76.38    6.875    5/1/2006   6/1/2006         4/1/2036    2,778.65
 203098777   Primary      SFR              360           357   65.71    6.625    4/1/2006   6/1/2006         3/1/2036    3,047.50
 144732161   Primary      SFR              360           358   60.61      6.5    5/1/2006   6/1/2006         4/1/2036    5,416.67
 144320017   Primary      PUD              360           358   52.11    6.375    5/1/2006   7/1/2006         4/1/2036    2,629.69
 143685667   Primary      PUD              360           358      70     6.75    5/1/2006   7/1/2006         4/1/2036      839.26
 144264223   Primary      SFR              360           358   74.93      6.5    5/1/2006   6/1/2006         4/1/2036    3,160.34
 144742020   Primary      SFR              360           358      75     6.75    5/1/2006   7/1/2006         4/1/2036    3,512.16
 203278197   Secondary    PUD              360           358      65     6.25    5/1/2006   6/1/2006         4/1/2036    5,603.03
 144015005   Primary      SFR              360           358   69.73    5.875    5/1/2006   6/1/2006         4/1/2036    3,427.08
  36923241   Primary      SFR              360           357   69.16    6.125    4/1/2006   6/1/2006         3/1/2036    3,256.79
 203263694   Primary      SFR              360           354   59.51     6.25    1/1/2006   6/1/2006        12/1/2035    5,221.28
 202864849   Primary      Condo            360           356    60.3    6.625    3/1/2006   8/1/2006         2/1/2036    3,312.50
 203184742   Primary      SFR              360           358   94.89      6.5    5/1/2006   6/1/2006         4/1/2036    2,698.93
 203189808   Primary      Condo            360           358      80    6.125    5/1/2006   6/1/2006         4/1/2036    3,077.30
 203171111   Primary      SFR              360           358    53.2      6.5    5/1/2006   6/1/2006         4/1/2036    3,362.60
 144828043   Primary      SFR              360           359   72.14     6.25    6/1/2006   6/1/2006         5/1/2036    3,109.38
3060608803   Primary      SFR              360           357   67.96     6.25    4/1/2006   7/1/2006         3/1/2036    3,029.33
3061018853   Primary      SFR              360           358      60     6.75    5/1/2006   6/1/2006         4/1/2036    3,405.14
3061056630   Primary      SFR              360           356      75    5.875    3/1/2006   6/1/2006         2/1/2036    5,767.49
3061334128   Primary      SFR              360           357   66.18      6.5    4/1/2006   6/1/2006         3/1/2036    2,844.31
3061472092   Primary      SFR              360           359    49.7    6.375    6/1/2006   6/1/2006         5/1/2036    5,115.73
3061477935   Primary      SFR              360           358   72.22    6.625    5/1/2006   7/1/2006         4/1/2036    4,162.02
3061683987   Primary      Condo            360           358      80    6.625    5/1/2006   6/1/2006         4/1/2036    3,251.50
3061823914   Primary      PUD              360           359   74.14    5.625    6/1/2006   7/1/2006         5/1/2036    3,094.15
3061950006   Primary      SFR              360           358   79.35     6.75    5/1/2006   6/1/2006         4/1/2036    4,086.17
3061957191   Primary      SFR              240           239      80    6.875    6/1/2006   7/1/2006         5/1/2026    3,378.38
3062313337   Primary      SFR              360           358   68.33      6.5    5/1/2006   6/1/2006         4/1/2036    3,628.07
 735135071   Primary      SFR              360           359   68.57     5.75    6/1/2006   6/1/2006         5/1/2036    3,501.44
3061645895   Primary      SFR              360           359      80    7.125    6/1/2006   6/1/2006         5/1/2036    3,395.54
3061225474   Primary      SFR              360           359      70      6.5    6/1/2006   7/1/2006         5/1/2036    8,826.83
3061235119   Primary      Condo            360           359   66.98    6.625    6/1/2006   6/1/2006         5/1/2036    5,146.73
3061235283   Primary      PUD              360           359   78.81        7    6/1/2006   8/1/2006         5/1/2036    3,093.66
 701336497   Primary      SFR              360           348      60    5.375    7/1/2005   6/1/2006         6/1/2035    2,973.45
 705282077   Primary      SFR              360           352    64.2        6   11/1/2005   6/1/2006        10/1/2035    7,794.16
3061368423   Primary      SFR              360           359      80     6.75    6/1/2006   6/1/2006         5/1/2036    4,669.91
3060547340   Primary      SFR              360           358   57.55     6.25    5/1/2006   6/1/2006         4/1/2036    7,511.75
3061810267   Primary      SFR              360           359   73.49    6.125    6/1/2006   7/1/2006         5/1/2036    3,706.42
3061839266   Primary      Condo            360           358   76.65    7.125    5/1/2006   6/1/2006         4/1/2036    4,234.32
3061844027   Primary      SFR              360           358   66.23     6.75    5/1/2006   6/1/2006         4/1/2036    3,242.99
3061854505   Primary      SFR              360           358      75      6.5    5/1/2006   6/1/2006         4/1/2036    6,162.66
3061857045   Investor     PUD              360           359   79.41    7.125    6/1/2006   6/1/2006         5/1/2036    3,611.13
3062092469   Secondary    SFR              360           359      80      6.5    6/1/2006   6/1/2006         5/1/2036    4,272.78
  47458682   Primary      SFR              360           351   43.22        6   10/1/2005   7/1/2006         9/1/2035    4,145.89
 689004026   Primary      SFR              360           358   46.55     5.75    5/1/2006   6/1/2006         4/1/2036    2,716.53
 713213304   Primary      SFR              360           358   58.82    6.625    5/1/2006   6/1/2006         4/1/2036    4,162.02
3060487042   Primary      Condo            360           357   62.88    6.375    4/1/2006   6/1/2006         3/1/2036    3,334.58
3060551458   Primary      SFR              360           358    71.9     6.75    5/1/2006   6/1/2006         4/1/2036    2,704.66
3060555772   Primary      Condo            360           358   72.84     6.75    5/1/2006   6/1/2006         4/1/2036    3,826.73
3060580044   Primary      SFR              360           358   71.43    6.625    5/1/2006   6/1/2006         4/1/2036    3,841.87
3060849795   Primary      SFR              360           356   57.71      6.5    3/1/2006   6/1/2006         2/1/2036    3,191.94
3061060772   Primary      SFR              360           357      80     7.25    4/1/2006   6/1/2006         3/1/2036    4,638.80
3061108803   Primary      SFR              360           358   76.84      6.5    5/1/2006   6/1/2006         4/1/2036    2,768.46
3061126938   Primary      Condo            360           357      41      6.5    4/1/2006   6/1/2006         3/1/2036    3,887.22
3061402586   Primary      SFR              360           357      80     6.75    4/1/2006   6/1/2006         3/1/2036    2,879.78
3061416198   Primary      SFR              360           357   50.33     6.25    4/1/2006   6/1/2006         3/1/2036    2,789.20
3061459370   Primary      SFR              360           358   59.07      6.5    5/1/2006   6/1/2006         4/1/2036    3,438.45
   3408538   Primary      PUD              360           356   76.08        7    3/1/2006   7/1/2006         2/1/2036    1,265.41
   4351708   Primary      PUD              360           353   71.43        6   12/1/2005   6/1/2006        11/1/2035    2,997.76
   3843183   Primary      PUD              360           357   79.68        7    4/1/2006   6/1/2006         3/1/2036    3,313.21
   4327092   Primary      SFR              360           356   79.99    6.375    3/1/2006   7/1/2006         2/1/2036    2,402.91
   4525646   Primary      SFR              360           357   62.32    6.625    4/1/2006   6/1/2006         3/1/2036      704.35
   4527822   Primary      SFR              360           358   74.99    6.875    5/1/2006   7/1/2006         4/1/2036    3,325.38
   4527865   Primary      SFR              360           358   47.25      6.5    5/1/2006   6/1/2006         4/1/2036    1,305.42
   4508805   Primary      SFR              360           357      80        7    4/1/2006   6/1/2006         3/1/2036    4,098.27
   4508944   Primary      SFR              360           357      80    6.375    4/1/2006   6/1/2006         3/1/2036    3,820.75
   4512209   Primary      SFR              360           358   74.67    6.375    5/1/2006   6/1/2006         4/1/2036    3,493.67
   4510607   Secondary    Condo            360           357      75    6.875    4/1/2006   6/1/2006         3/1/2036    1,132.71
   4514823   Primary      SFR              360           357   65.14    6.625    4/1/2006   7/1/2006         3/1/2036   15,431.50
   4513777   Primary      SFR              360           357   28.41    6.625    4/1/2006   6/1/2006         3/1/2036    4,001.95
   4514428   Primary      SFR              360           357   43.46      6.5    4/1/2006   6/1/2006         3/1/2036    2,540.92
   4528065   Primary      SFR              360           357   68.52     6.75    4/1/2006   6/1/2006         3/1/2036    2,081.25
   4528609   Primary      Condo            360           357   79.87    6.375    4/1/2006   7/1/2006         3/1/2036    2,517.59
   4519340   Primary      SFR              360           357   68.06     6.75    4/1/2006   6/1/2006         3/1/2036    2,432.25
   4515156   Primary      PUD              360           357      80        6    4/1/2006   7/1/2006         3/1/2036    3,204.00
   4533044   Primary      SFR              360           357   81.97    6.625    4/1/2006   6/1/2006         3/1/2036    2,760.42
   4560972   Primary      PUD              360           358      90     6.25    5/1/2006   6/1/2006         4/1/2036    2,655.42
   4541374   Primary      SFR              360           357   51.64    6.125    4/1/2006   6/1/2006         3/1/2036    1,002.56
   4540442   Primary      SFR              360           355    74.8        6    2/1/2006   6/1/2006         1/1/2036    1,139.15
   4543742   Primary      SFR              360           357   94.74      6.5    4/1/2006   6/1/2006         3/1/2036    1,950.00
   4544601   Primary      SFR              360           358      75    6.375    5/1/2006   6/1/2006         4/1/2036    4,491.86
   4544743   Primary      SFR              360           357      80        7    4/1/2006   6/1/2006         3/1/2036    4,098.27
   4545081   Primary      SFR              360           357   70.97    6.625    4/1/2006   6/1/2006         3/1/2036    2,113.03
   4546787   Primary      SFR              360           357   73.91    6.625    4/1/2006   7/1/2006         3/1/2036    1,088.53
   4546041   Primary      PUD              360           358      80    6.625    5/1/2006   6/1/2006         4/1/2036    3,533.33
   3875530   Primary      Condo            360           357    39.9    6.625    4/1/2006   6/1/2006         3/1/2036    1,724.68
   4474994   Primary      SFR              360           357   70.42     6.75    4/1/2006   7/1/2006         3/1/2036    3,243.00
   4255924   Primary      Cooperative      360           358   55.44      6.5    5/1/2006   6/1/2006         4/1/2036      731.25
   4523416   Primary      SFR              360           357   63.74    6.375    4/1/2006   6/1/2006         3/1/2036    4,254.80
   4521048   Primary      SFR              360           358      74     6.25    5/1/2006   6/1/2006         4/1/2036      683.45
   4522281   Secondary    SFR              360           357    62.5     6.75    4/1/2006   6/1/2006         3/1/2036    3,243.00
   4525086   Primary      SFR              360           357   70.59     6.75    4/1/2006   8/1/2006         3/1/2036      778.32
   4525127   Primary      SFR              360           357   71.28     6.25    4/1/2006   7/1/2006         3/1/2036    2,062.66
   4563579   Primary      2-Family         360           357      75    6.875    4/1/2006   6/1/2006         3/1/2036    3,325.71
   4526641   Primary      Condo            360           357      75    7.125    4/1/2006   6/1/2006         3/1/2036    1,157.81
   4534694   Primary      PUD              360           358    57.8     6.25    5/1/2006   6/1/2006         4/1/2036    2,099.60
   4583003   Primary      PUD              360           357      75    6.625    4/1/2006   7/1/2006         3/1/2036      797.19
   4583708   Primary      SFR              360           358      80      6.5    5/1/2006   6/1/2006         4/1/2036    1,522.02
   4565955   Primary      PUD              360           358      80    6.375    5/1/2006   6/1/2006         4/1/2036    2,869.81
   4566048   Primary      SFR              360           357      70    6.625    4/1/2006   6/1/2006         3/1/2036    3,585.74
   4587918   Primary      Condo            360           358      70    6.375    5/1/2006   7/1/2006         4/1/2036    6,113.93
   4539818   Primary      PUD              360           357   74.71     6.75    4/1/2006   6/1/2006         3/1/2036    1,264.77
   4538050   Primary      PUD              360           357      80    6.375    4/1/2006   6/1/2006         3/1/2036    2,745.03
   4538170   Primary      SFR              360           357      65     6.25    4/1/2006   6/1/2006         3/1/2036    1,841.00
   4557505   Primary      2-Family         360           358   65.71    6.375    5/1/2006   6/1/2006         4/1/2036    4,919.22
   4557939   Primary      SFR              360           358   34.09    6.875    5/1/2006   6/1/2006         4/1/2036    1,970.79
   4547596   Primary      SFR              360           357   69.97    6.375    4/1/2006   7/1/2006         3/1/2036    1,431.19
   4547741   Primary      PUD              360           357      80    6.375    4/1/2006   6/1/2006         3/1/2036    1,210.31
   4560210   Primary      SFR              360           358    79.8    6.375    5/1/2006   6/1/2006         4/1/2036    1,503.53
   4560579   Primary      SFR              360           357      75      6.5    4/1/2006   6/1/2006         3/1/2036    3,006.25
   4575504   Primary      SFR              360           358      80    6.875    5/1/2006   6/1/2006         4/1/2036    2,933.33
   4580561   Primary      Condo            360           358   57.14    6.375    5/1/2006   6/1/2006         4/1/2036    1,247.74
   4581904   Primary      PUD              360           358      75      7.5    5/1/2006   7/1/2006         4/1/2036    4,169.07
   4579970   Primary      SFR              360           358   79.61     6.75    5/1/2006   6/1/2006         4/1/2036    2,659.26
   4561210   Primary      SFR              360           357      65      6.5    4/1/2006   6/1/2006         3/1/2036    1,643.38
   4561550   Primary      SFR              360           358   48.89    6.625    5/1/2006   6/1/2006         4/1/2036    1,690.43
   3727067   Secondary    PUD              360           355      70     6.75    2/1/2006   6/1/2006         1/1/2036    1,559.44
   4516145   Primary      SFR              360           356      75      6.5    3/1/2006   6/1/2006         2/1/2036    1,540.67
   4516455   Primary      PUD              360           357   45.69      6.5    4/1/2006   7/1/2006         3/1/2036    3,393.57
   4516856   Primary      PUD              360           357   77.72    6.875    4/1/2006   6/1/2006         3/1/2036    1,455.10
   4535241   Primary      PUD              360           357   78.33    5.875    4/1/2006   6/1/2006         3/1/2036    1,112.10
   4535347   Primary      SFR              360           357   74.87    6.625    4/1/2006   6/1/2006         3/1/2036    2,418.13
   4535490   Primary      PUD              360           357      70     6.75    4/1/2006   7/1/2006         3/1/2036    3,291.75
   2906131   Primary      SFR              360           353   57.63     6.25   12/1/2005   6/1/2006        11/1/2035       603.7
   4532073   Primary      SFR              360           357      80      6.5    4/1/2006   6/1/2006         3/1/2036    1,603.33
   4553564   Primary      PUD              360           357   57.16      6.5    4/1/2006   6/1/2006         3/1/2036      873.17
   4539888   Primary      SFR              360           357   61.54    6.875    4/1/2006   6/1/2006         3/1/2036    6,569.29
   4549729   Primary      PUD              360           357      75    6.875    4/1/2006   6/1/2006         3/1/2036    1,625.90
   4552270   Primary      2-Family         360           357      85        7    4/1/2006   7/1/2006         3/1/2036    3,594.79
   4555915   Primary      PUD              360           357   79.35     6.75    4/1/2006   6/1/2006         3/1/2036    2,745.00
   4556386   Primary      SFR              360           358   68.91        7    5/1/2006   6/1/2006         4/1/2036    1,849.17
   4561761   Primary      SFR              360           358   39.47    6.375    5/1/2006   7/1/2006         4/1/2036      935.81
   4558793   Primary      SFR              360           357   79.76      6.5    4/1/2006   6/1/2006         3/1/2036    2,484.08
   4558906   Primary      PUD              360           358   43.85    6.875    5/1/2006   6/1/2006         4/1/2036    5,700.52
   4559235   Primary      SFR              360           358   52.63    6.625    5/1/2006   6/1/2006         4/1/2036    3,201.55
   4559296   Secondary    SFR              360           358      80    6.625    5/1/2006   6/1/2006         4/1/2036      366.58
   4564790   Secondary    SFR              360           358   48.88     6.75    5/1/2006   6/1/2006         4/1/2036    5,675.24
   4562429   Primary      PUD              360           358   79.32     5.75    5/1/2006   6/1/2006         4/1/2036    2,508.44
   4562557   Secondary    SFR              360           358      90    6.375    5/1/2006   6/1/2006         4/1/2036    1,152.28
   4562754   Primary      SFR              360           357      75      6.5    4/1/2006   7/1/2006         3/1/2036    7,163.62
   4569142   Primary      Cooperative      360           358   56.17     6.25    5/1/2006   6/1/2006         4/1/2036    1,539.30
   4569387   Primary      SFR              360           358      80    6.875    5/1/2006   6/1/2006         4/1/2036    1,313.86
   4569858   Primary      SFR              360           358      80      6.5    5/1/2006   7/1/2006         4/1/2036    1,137.73
   4568121   Primary      SFR              360           358   64.74     6.75    5/1/2006   6/1/2006         4/1/2036    2,435.49
   4570675   Primary      SFR              336           334    57.5     6.25    5/1/2006   6/1/2006         4/1/2034    2,176.89
   4470783   Primary      SFR              360           356   64.08    6.875    3/1/2006   7/1/2006         2/1/2036    2,167.87
   4379081   Primary      Condo            360           357      65      6.5    4/1/2006   6/1/2006         3/1/2036    5,238.27
   4524453   Primary      SFR              360           357   64.94     6.75    4/1/2006   6/1/2006         3/1/2036    1,621.50
  32327108   Primary      PUD              360           359   67.53      6.5    6/1/2006   6/1/2006         5/1/2036    2,962.92
  35984491   Primary      SFR              360           358   69.66      6.5    5/1/2006   7/1/2006         4/1/2036    5,151.35
 144089729   Primary      PUD              360           359      80      6.5    6/1/2006   6/1/2006         5/1/2036    3,033.33
 144104007   Primary      SFR              360           359   63.56      6.5    6/1/2006   6/1/2006         5/1/2036    4,303.54
 144104684   Primary      SFR              360           359   77.27     6.25    6/1/2006   6/1/2006         5/1/2036    3,140.16
 144106143   Primary      SFR              360           359      75      6.5    6/1/2006   6/1/2006         5/1/2036    2,600.00
 144117488   Primary      PUD              360           359   65.93    6.375    6/1/2006   6/1/2006         5/1/2036    3,012.19
 144316551   Primary      PUD              360           358   60.76      6.5    5/1/2006   6/1/2006         4/1/2036    2,968.88
 144403045   Primary      PUD              360           359   74.97    6.875    6/1/2006   6/1/2006         5/1/2036    4,270.04
 144443835   Primary      SFR              360           359   48.78        6    6/1/2006   6/1/2006         5/1/2036    5,995.50
 144554490   Primary      Condo            360           358   69.83     6.75    5/1/2006   7/1/2006         4/1/2036    2,604.38
 144575388   Primary      SFR              360           357      70    6.625    4/1/2006   7/1/2006         3/1/2036    3,804.51
 144605177   Primary      PUD              360           358   74.19    6.375    5/1/2006   6/1/2006         4/1/2036    3,054.69
 144636115   Primary      SFR              360           359   48.47    6.375    6/1/2006   6/1/2006         5/1/2036    2,523.44
 144717212   Primary      PUD              360           359   57.78    6.375    6/1/2006   6/1/2006         5/1/2036    3,568.54
 144721305   Primary      PUD              360           359   72.58     6.75    6/1/2006   7/1/2006         5/1/2036    2,531.25
 144753407   Primary      2-Family         360           359   66.67    6.375    6/1/2006   6/1/2006         5/1/2036    4,781.25
 144758620   Primary      SFR              360           359      75    6.625    6/1/2006   6/1/2006         5/1/2036    3,361.64
 144774262   Primary      SFR              360           359   79.78     6.25    6/1/2006   6/1/2006         5/1/2036    2,622.96
 144777067   Primary      PUD              360           359   69.15    6.375    6/1/2006   7/1/2006         5/1/2036    5,179.69
 144777158   Primary      SFR              360           359   63.83    6.375    6/1/2006   7/1/2006         5/1/2036    3,187.50
 144777588   Primary      SFR              360           359   72.22    6.625    6/1/2006   7/1/2006         5/1/2036    3,588.54
 144777604   Primary      SFR              360           359   47.62    6.625    6/1/2006   6/1/2006         5/1/2036    5,520.83
 144935244   Primary      SFR              360           359   48.95     6.25    6/1/2006   7/1/2006         5/1/2036    2,863.09
 144935798   Primary      PUD              360           359      80    6.625    6/1/2006   7/1/2006         5/1/2036    3,113.75
 144957222   Primary      SFR              360           359   49.38    6.375    6/1/2006   6/1/2006         5/1/2036    4,928.58
 203071238   Primary      SFR              360           357   67.14      6.5    4/1/2006   6/1/2006         3/1/2036    2,545.83
 203113766   Primary      PUD              360           358      75      6.5    5/1/2006   6/1/2006         4/1/2036    3,656.25
 203153622   Primary      PUD              360           359   65.11      6.5    6/1/2006   7/1/2006         5/1/2036   10,562.50
 203190657   Primary      PUD              360           359      80     6.25    6/1/2006   6/1/2006         5/1/2036    2,216.25
 203198213   Primary      SFR              360           358   79.55    6.375    5/1/2006   6/1/2006         4/1/2036    3,032.91
 203235510   Primary      SFR              360           360   79.25    6.625    7/1/2006   7/1/2006         6/1/2036    4,427.71
 203254818   Primary      SFR              360           359   52.38    6.375    6/1/2006   6/1/2006         5/1/2036    3,431.29
 203258355   Investor     3-Family         360           358      80     6.75    5/1/2006   7/1/2006         4/1/2036    2,353.50
 203266200   Primary      PUD              360           359      80     6.25    6/1/2006   6/1/2006         5/1/2036    2,901.26
 203274956   Secondary    PUD              360           359   69.93      6.5    6/1/2006   6/1/2006         5/1/2036    2,860.00
 203287172   Primary      SFR              360           358    78.9      6.5    5/1/2006   7/1/2006         4/1/2036    3,037.13
 203288493   Primary      SFR              360           359   72.94     6.25    6/1/2006   6/1/2006         5/1/2036    3,229.17
 203292024   Primary      SFR              360           359   74.86    6.625    6/1/2006   7/1/2006         5/1/2036    3,058.54
 203304639   Primary      PUD              360           359      80      6.5    6/1/2006   7/1/2006         5/1/2036    3,466.13
 203309836   Primary      Condo            360           359   55.76    6.125    6/1/2006   7/1/2006         5/1/2036    4,557.08
 203316914   Primary      PUD              360           359      80    6.625    6/1/2006   7/1/2006         5/1/2036    3,385.97
 203324173   Primary      PUD              360           359   66.74     6.25    6/1/2006   7/1/2006         5/1/2036    5,855.48
 203327739   Primary      PUD              360           359      80     6.25    6/1/2006   7/1/2006         5/1/2036    2,449.48
 203339130   Primary      SFR              360           359    57.2      6.5    6/1/2006   6/1/2006         5/1/2036    3,872.92
 203346143   Primary      SFR              360           359   69.23    6.625    6/1/2006   7/1/2006         5/1/2036    3,726.56
 203346671   Primary      SFR              360           359   55.56    6.125    6/1/2006   7/1/2006         5/1/2036    6,076.11
 203358049   Primary      SFR              360           359   69.89    6.375    6/1/2006   6/1/2006         5/1/2036    3,453.13
 203371802   Primary      SFR              360           359   51.58      6.5    6/1/2006   7/1/2006         5/1/2036    3,097.14
 203375068   Primary      SFR              360           359      80    6.625    6/1/2006   6/1/2006         5/1/2036    3,643.75
 203376835   Primary      SFR              360           359      80    6.625    6/1/2006   6/1/2006         5/1/2036    3,930.83
 203388020   Primary      PUD              360           359      80    6.625    6/1/2006   6/1/2006         5/1/2036    3,710.00
 203396007   Primary      SFR              360           359   79.67     6.75    6/1/2006   6/1/2006         5/1/2036    2,756.25
 203421623   Primary      SFR              360           359      80    6.625    6/1/2006   7/1/2006         5/1/2036    2,939.29
   2893759   Primary      SFR              360           354   79.27    6.125    1/1/2006   6/1/2006        12/1/2035      833.27
   3836584   Primary      SFR              360           357   77.24    6.625    4/1/2006   6/1/2006         3/1/2036    1,434.30
   3969179   Primary      SFR              360           357   74.75    6.875    4/1/2006   7/1/2006         3/1/2036    3,005.45
   4089528   Primary      SFR              360           357   74.65     6.75    4/1/2006   6/1/2006         3/1/2036    1,718.79
   4321543   Primary      SFR              360           358   79.91    6.625    5/1/2006   7/1/2006         4/1/2036    2,445.92
   4415397   Primary      PUD              360           354   55.77     6.25    1/1/2006   6/1/2006        12/1/2035    1,510.42
   4444057   Primary      PUD              360           358      80      6.5    5/1/2006   6/1/2006         4/1/2036    2,770.08
   4453432   Primary      SFR              360           358   53.72     6.75    5/1/2006   6/1/2006         4/1/2036    3,656.25
   4500875   Primary      SFR              360           357   76.47    6.875    4/1/2006   6/1/2006         3/1/2036    5,585.94
   4501674   Primary      SFR              360           359   45.95        7    6/1/2006   6/1/2006         5/1/2036    9,916.67
   4511500   Primary      PUD              360           358   79.99      6.5    5/1/2006   7/1/2006         4/1/2036    3,047.84
   4545865   Primary      SFR              360           358      75    6.375    5/1/2006   6/1/2006         4/1/2036    2,737.23
   4557377   Primary      PUD              360           358      65    6.625    5/1/2006   7/1/2006         4/1/2036    5,410.63
   4557839   Primary      SFR              360           358   65.41        7    5/1/2006   7/1/2006         4/1/2036    3,111.62
   4560672   Primary      PUD              360           358      80     6.75    5/1/2006   6/1/2006         4/1/2036    3,060.00
   4572111   Primary      SFR              360           358      80    6.375    5/1/2006   6/1/2006         4/1/2036    1,647.02
   4575713   Primary      PUD              360           358      75    6.875    5/1/2006   7/1/2006         4/1/2036    3,007.81
   4575823   Primary      SFR              360           358      80    6.875    5/1/2006   6/1/2006         4/1/2036    2,533.12
   4576299   Primary      SFR              360           358      80    6.625    5/1/2006   7/1/2006         4/1/2036    3,577.50
   4576961   Primary      SFR              360           358      65    6.375    5/1/2006   7/1/2006         4/1/2036    7,700.47
   4577659   Primary      SFR              360           358   65.71    6.875    5/1/2006   7/1/2006         4/1/2036    3,366.76
   4577687   Primary      SFR              360           358      80        7    5/1/2006   7/1/2006         4/1/2036      814.34
   4578895   Primary      SFR              360           358    79.2     6.75    5/1/2006   7/1/2006         4/1/2036    4,931.29
   4579896   Primary      SFR              360           358      80    6.875    5/1/2006   7/1/2006         4/1/2036    2,496.33
   4580244   Primary      SFR              360           358    19.3     7.25    5/1/2006   6/1/2006         4/1/2036      664.58
   4580801   Primary      SFR              360           358   43.99      6.5    5/1/2006   6/1/2006         4/1/2036    3,033.33
   4581914   Primary      SFR              360           358   62.77      6.5    5/1/2006   6/1/2006         4/1/2036    3,315.00
   4581915   Primary      SFR              360           358   74.93     6.25    5/1/2006   7/1/2006         4/1/2036    1,563.93
   4582847   Primary      SFR              360           359   46.44    6.875    6/1/2006   6/1/2006         5/1/2036    1,313.86
   4583195   Primary      SFR              360           358   53.36    6.875    5/1/2006   7/1/2006         4/1/2036      755.47
   4584613   Primary      SFR              360           359   73.16     6.25    6/1/2006   7/1/2006         5/1/2036    4,279.24
   4584682   Primary      SFR              360           359      75    6.875    6/1/2006   7/1/2006         5/1/2036    2,384.77
   4585826   Primary      PUD              360           358    71.9     6.25    5/1/2006   7/1/2006         4/1/2036      677.29
   4589028   Primary      PUD              360           358      75     6.75    5/1/2006   6/1/2006         4/1/2036    4,303.13
   4589442   Primary      SFR              360           358      75    7.375    5/1/2006   7/1/2006         4/1/2036      958.32
   4589516   Primary      SFR              360           358    66.4     6.25    5/1/2006   7/1/2006         4/1/2036    3,066.28
   4589855   Primary      2-Family         360           359      75     8.25    6/1/2006   7/1/2006         5/1/2036      845.18
   4590358   Primary      PUD              360           359      80      6.5    6/1/2006   6/1/2006         5/1/2036    3,748.33
   4590362   Primary      SFR              360           358   64.52    6.625    5/1/2006   7/1/2006         4/1/2036   11,041.67
   4590733   Primary      SFR              360           358      80    6.375    5/1/2006   7/1/2006         4/1/2036      529.05
   4591081   Primary      SFR              360           358   72.09     6.75    5/1/2006   6/1/2006         4/1/2036    3,937.50
   4591286   Primary      SFR              360           359   51.04     6.25    6/1/2006   7/1/2006         5/1/2036    1,508.51
   4591590   Primary      PUD              360           359    74.6     6.25    6/1/2006   6/1/2006         5/1/2036    2,778.73
   4591598   Primary      SFR              360           358   79.47     6.75    5/1/2006   6/1/2006         4/1/2036      901.56
   4591903   Primary      SFR              360           358   66.67    6.875    5/1/2006   7/1/2006         4/1/2036    2,578.13
   4592711   Primary      SFR              360           359   79.52      6.5    6/1/2006   7/1/2006         5/1/2036         715
   4592793   Primary      PUD              360           358   67.84    6.625    5/1/2006   6/1/2006         4/1/2036    1,646.24
   4592811   Primary      SFR              360           358      75    7.125    5/1/2006   7/1/2006         4/1/2036    4,724.45
   4593573   Primary      PUD              360           359      80     6.75    6/1/2006   7/1/2006         5/1/2036    2,957.61
   4593680   Secondary    Cooperative      360           358      75    6.625    5/1/2006   7/1/2006         4/1/2036    2,852.59
   4595004   Primary      SFR              360           358      80      6.5    5/1/2006   7/1/2006         4/1/2036    1,625.00
   4596082   Primary      PUD              360           359   58.99    6.375    6/1/2006   7/1/2006         5/1/2036    2,686.70
   4596254   Primary      SFR              360           358   66.67    6.625    5/1/2006   7/1/2006         4/1/2036    2,760.42
   4596270   Primary      SFR              360           358   20.59    6.375    5/1/2006   6/1/2006         4/1/2036    2,504.84
   4596835   Primary      SFR              360           358   59.92    6.625    5/1/2006   7/1/2006         4/1/2036    4,584.63
   4599199   Primary      SFR              360           359   75.45     6.75    6/1/2006   7/1/2006         5/1/2036    2,919.94
   4600497   Primary      SFR              360           359      70        7    6/1/2006   7/1/2006         5/1/2036    3,027.13
   4600859   Primary      SFR              360           358      70    7.375    5/1/2006   7/1/2006         4/1/2036    2,065.00
   4602271   Primary      SFR              360           359      75      6.5    6/1/2006   6/1/2006         5/1/2036    3,792.41
   4602287   Primary      SFR              360           358      80      6.5    5/1/2006   7/1/2006         4/1/2036    2,088.36
   4602527   Primary      SFR              360           358   50.27     6.75    5/1/2006   6/1/2006         4/1/2036    2,587.50
   4604745   Secondary    SFR              360           359      80    7.125    6/1/2006   7/1/2006         5/1/2036    1,306.25
   4604777   Primary      SFR              360           359   52.15     6.75    6/1/2006   6/1/2006         5/1/2036    1,336.12
   4605146   Primary      SFR              360           358      75    6.625    5/1/2006   6/1/2006         4/1/2036    3,084.77
   4605284   Primary      SFR              360           358   72.81      6.5    5/1/2006   7/1/2006         4/1/2036    1,573.85
   4606838   Primary      SFR              360           358   72.22    6.625    5/1/2006   7/1/2006         4/1/2036    1,664.81
   4608730   Primary      Condo            360           359    66.9     6.25    6/1/2006   7/1/2006         5/1/2036    2,473.96
   4609682   Primary      SFR              360           358   61.92    6.125    5/1/2006   6/1/2006         4/1/2036    1,199.48
   4610599   Primary      Condo            360           359   72.07     6.75    6/1/2006   7/1/2006         5/1/2036    2,250.00
   4611257   Primary      SFR              360           358   73.75    6.875    5/1/2006   7/1/2006         4/1/2036    1,432.29
   4613338   Primary      SFR              360           358   76.87    6.625    5/1/2006   6/1/2006         4/1/2036    3,119.27
   4615934   Primary      SFR              360           359      80     6.75    6/1/2006   7/1/2006         5/1/2036    2,520.00
   4616026   Primary      SFR              360           358   74.68      6.5    5/1/2006   7/1/2006         4/1/2036    1,038.49
   4616050   Primary      SFR              360           359   73.72    7.375    6/1/2006   7/1/2006         5/1/2036      794.28
   4617781   Primary      SFR              360           359   76.72    6.375    6/1/2006   7/1/2006         5/1/2036    3,063.21
   4618328   Primary      SFR              360           358      80    6.875    5/1/2006   7/1/2006         4/1/2036      572.92
   4618608   Primary      Condo            360           359   75.94        7    6/1/2006   7/1/2006         5/1/2036    3,612.60
   4618719   Primary      PUD              360           359      80    6.375    6/1/2006   7/1/2006         5/1/2036    3,294.04
   4618905   Primary      SFR              360           359   66.45     6.75    6/1/2006   7/1/2006         5/1/2036    4,111.88
   4621077   Primary      SFR              360           359   66.67    6.125    6/1/2006   7/1/2006         5/1/2036    1,154.47
   4622133   Primary      PUD              360           359   48.32     6.75    6/1/2006   7/1/2006         5/1/2036       972.9
   4624437   Primary      SFR              360           359   74.62    6.875    6/1/2006   7/1/2006         5/1/2036    2,778.65
   4626492   Primary      SFR              360           359      80     6.75    6/1/2006   7/1/2006         5/1/2036    2,801.95
   4628761   Primary      SFR              360           359   73.39        6    6/1/2006   6/1/2006         5/1/2036    2,398.21
   4629147   Primary      SFR              360           359      75    6.625    6/1/2006   6/1/2006         5/1/2036    4,081.99
   4632076   Primary      SFR              360           359      80    6.875    6/1/2006   7/1/2006         5/1/2036    2,364.95
   4632122   Primary      SFR              360           359   76.92     6.75    6/1/2006   6/1/2006         5/1/2036    1,945.80
   4632316   Primary      PUD              360           359   67.21      6.5    6/1/2006   7/1/2006         5/1/2036    2,591.48
   4634204   Primary      SFR              360           359   71.32      6.5    6/1/2006   7/1/2006         5/1/2036    1,139.67
   4637299   Primary      SFR              360           359   73.77      6.5    6/1/2006   7/1/2006         5/1/2036    1,422.16
   4638420   Primary      SFR              360           359      70     7.25    6/1/2006   6/1/2006         5/1/2036    3,581.43
   4640549   Secondary    Condo            360           359      80        7    6/1/2006   6/1/2006         5/1/2036    1,692.53
   4643610   Primary      Condo            360           359      75      6.5    6/1/2006   7/1/2006         5/1/2036    1,801.40
   4644729   Primary      SFR              360           359      80      7.5    6/1/2006   7/1/2006         5/1/2036    1,510.31
   4648233   Primary      SFR              360           359   59.14      7.5    6/1/2006   6/1/2006         5/1/2036    4,750.00
 146460308   Primary      SFR              360           351      75     6.25   10/1/2005   9/1/2006         9/1/2035    8,773.97

LOANID       PTDATE      OBAL            COBAL          PURPOSE      NORMALDOC   SERVICER          OAPPVAL        ODATE        PPEN
------------------------------------------------------------------------------------------------------------------------------------

3302468891   7/1/2006      412,800.00      408,497.36   Purchase     Full        Bank of America     516,000.00    7/12/2005   N
6230236413   5/1/2006      491,250.00      485,411.45   C/O Refi     Full        Bank of America     655,000.00    6/24/2005   N
6253186867   6/1/2006      641,000.00      635,804.81   R/T Refi     SISA        Bank of America     860,000.00    9/28/2005   N
6721456108   5/1/2006      600,000.00      595,021.47   R/T Refi     Alt         Bank of America   1,075,000.00    9/13/2005   N
6807599631   5/1/2006      515,000.00      510,625.54   R/T Refi     Full        Bank of America     896,000.00     9/6/2005   N
6889209315   5/1/2006      722,000.00      716,892.58   Purchase     Lite        Bank of America     905,000.00   10/11/2005   N
 145039665   5/1/2006      714,000.00      695,291.15   C/O Refi     SIVA        Wells Fargo       1,025,000.00    6/15/2005   N
 146937305   5/1/2006      403,000.00      398,125.60   C/O Refi     SISA        Wells Fargo         795,000.00    9/16/2005   N
 147852099   5/1/2006      607,000.00      607,000.00   R/T Refi     SIVA        Wells Fargo         950,000.00   10/12/2005   N
  59441493   5/1/2006    1,500,000.00    1,492,809.20   R/T Refi     Full        Wells Fargo       2,100,000.00   12/21/2005   N
 146941034   5/1/2006      255,500.00      253,380.00   R/T Refi     SIVA        Wells Fargo         330,000.00    9/16/2005   N
 148101587   5/1/2006      600,000.00      594,364.55   C/O Refi     SIVA        Wells Fargo       1,445,000.00   11/22/2005   N
 148175656   5/1/2006      432,000.00      429,015.45   C/O Refi     VISA        Wells Fargo         540,000.00   10/27/2005   N
 148189038   5/1/2006      999,999.00      993,950.83   Purchase     SIVA        Wells Fargo       1,850,000.00   11/18/2005   N
 148267388   6/1/2006      608,000.00      604,145.36   C/O Refi     VISA        Wells Fargo       4,300,000.00   11/15/2005   N
 148398134   5/1/2006      319,920.00      319,564.51   Purchase     SIVA        Wells Fargo         405,000.00   11/18/2005   N
 144171014   6/1/2006      555,000.00      548,523.40   R/T Refi     Full        SunTrust          1,000,000.00    11/2/2005   N
   4396244   5/1/2006      183,750.00      182,448.32   R/T Refi     SIVA        NatCity             245,000.00   11/17/2005   N
 712820075   6/1/2006      580,000.00      577,748.45   C/O Refi     SIVA        WAMU                740,000.00    1/30/2006   N
 713651842   5/1/2006      520,000.00      518,010.93   R/T Refi     SIVA        WAMU                820,000.00    1/17/2006   N
 641729207   5/1/2006      495,200.00      484,908.54   Purchase     SIVA        WAMU                620,000.00    4/21/2005   N
 642279517   5/1/2006      544,500.00      542,417.23   R/T Refi     SIVA        WAMU                740,000.00    1/10/2006   N
 642388607   5/1/2006      504,600.00      501,570.56   Purchase     SIVA        WAMU                650,000.00    1/31/2006   N
3050908064   6/1/2006      574,000.00      571,641.86   R/T Refi     SIVA        WAMU                739,000.00    1/30/2006   N
3051058422   5/1/2006      695,500.00      692,891.64   Purchase     SIVA        WAMU              1,093,000.00    1/30/2006   N
3060545823   5/1/2006      530,400.00      529,022.30   Purchase     SIVA        WAMU                700,000.00     2/7/2006   N
3060547225   5/1/2006      440,000.00      438,471.85   Purchase     SIVA        WAMU                600,000.00    1/23/2006   N
3060852500   6/1/2006    1,500,000.00    1,494,531.70   Purchase     Full        WAMU              1,940,000.00    1/30/2006   N
3060954439   5/1/2006    1,435,000.00    1,429,641.12   R/T Refi     SIVA        WAMU              2,600,000.00    1/30/2006   N
3061086835   8/1/2006      721,000.00      719,127.21   R/T Refi     SIVA        WAMU                995,000.00     2/6/2006   N
3061355560   5/1/2006      690,400.00      688,517.45   Purchase     SIVA        WAMU                885,000.00    2/16/2006   N
3061457044   5/1/2006      465,000.00      463,304.80   Purchase     SIVA        WAMU                620,000.00    1/23/2006   N
3061464875   5/1/2006      567,000.00      565,665.02   C/O Refi     SIVA        WAMU                810,000.00    2/16/2006   N
3060565094   5/1/2006    2,421,750.00    2,412,921.39   Purchase     SIVA        WAMU              4,600,000.00    1/13/2006   N
 620156638   5/1/2006      560,000.00      558,827.84   Purchase     Full        WAMU                700,000.00    3/23/2006   N
3060660606   5/1/2006    1,400,000.00    1,396,089.26   Purchase     Full        WAMU              2,150,000.00     3/3/2006   N
3060835703   5/1/2006    1,253,000.00    1,245,240.62   C/O Refi     Full        WAMU              3,600,000.00   11/21/2005   N
3060912387   5/1/2006    1,000,000.00      998,051.16   Purchase     Full        WAMU              1,608,750.00     3/6/2006   N
3060912478   5/1/2006    1,088,000.00    1,084,811.38   Purchase     SIVA        WAMU              1,555,125.00     3/3/2006   N
3061078436   5/1/2006    1,982,500.00    1,976,962.12   R/T Refi     SIVA        WAMU              3,050,000.00     3/7/2006   N
3061389007   5/1/2006    1,000,000.00      998,051.16   Purchase     Full        WAMU              1,750,000.00    3/17/2006   N
3061414722   5/1/2006    1,265,300.00    1,263,006.10   Purchase     Full        WAMU              1,807,839.00    3/14/2006   N
3061470476   5/1/2006    1,200,000.00    1,196,806.24   R/T Refi     SIVA        WAMU              2,800,000.00     3/3/2006   N
3061576298   5/1/2006    1,179,600.00    1,176,383.50   R/T Refi     SIVA        WAMU              2,850,000.00    2/28/2006   N
3061652065   5/1/2006    1,150,000.00    1,146,709.42   C/O Refi     SIVA        WAMU              2,515,000.00     3/2/2006   N
 203038419   6/1/2006      605,000.00      603,955.28   Purchase     Full        SunTrust          1,000,000.00    3/22/2006   N
  35061043   5/1/2006    1,469,000.00    1,465,835.04   C/O Refi     Full        SunTrust          2,575,000.00    3/20/2006   N
  36037042   6/1/2006      832,900.00      831,197.48   C/O Refi     SIVA        SunTrust          1,350,000.00    3/13/2006   N
  32024135   5/1/2006      500,000.00      497,603.05   Purchase     Full        SunTrust            635,000.00    12/9/2005   N
  36803880   5/1/2006      435,000.00      433,870.10   C/O Refi     SIVA        SunTrust            815,000.00    2/17/2006   N
 202909990   5/1/2006      480,000.00      478,163.92   Purchase     Full        SunTrust            630,000.00    1/26/2006   N
 203116744   5/1/2006      488,000.00      487,136.52   C/O Refi     Lite        SunTrust            610,000.00     3/7/2006   N
 202934378   5/1/2006      470,340.00      469,026.16   Purchase     Lite        SunTrust            588,000.00     2/1/2006   N
 144668506   5/1/2006      545,000.00      542,996.61   R/T Refi     SIVA        SunTrust          1,210,000.00    2/28/2006   N
 203129317   6/1/2006    1,000,000.00      998,187.06   C/O Refi     SIVA        SunTrust          6,000,000.00    3/15/2006   N
 144377421   6/1/2006    2,000,000.00    1,996,546.37   Purchase     Full        SunTrust          3,150,000.00    3/13/2006   N
 143834604   5/1/2006      875,000.00      868,662.79   R/T Refi     SIVA        SunTrust          1,300,000.00   10/27/2005   N
 203123294   5/1/2006      715,300.00      715,300.00   Purchase     Full        SunTrust            895,000.00    2/22/2006   N
 203145610   5/1/2006      567,000.00      566,950.89   R/T Refi     Full        SunTrust            742,000.00    3/14/2006   N
 203054176   6/1/2006      500,000.00      500,000.00   C/O Refi     Full        SunTrust            625,000.00     3/1/2006   N
  35412725   5/1/2006      703,750.00      703,750.00   Purchase     Full        SunTrust          1,500,000.00     3/6/2006   N
 203025655   5/1/2006      471,000.00      471,000.00   R/T Refi     Full        SunTrust            545,000.00    2/24/2006   N
 144608817   6/1/2006      637,000.00      637,000.00   Purchase     Full        SunTrust            810,000.00     3/3/2006   N
 202969291   5/1/2006      750,000.00      750,000.00   C/O Refi     Full        SunTrust          1,300,000.00     2/3/2006   N
 144608700   6/1/2006      553,000.00      553,000.00   C/O Refi     Full        SunTrust            860,000.00     3/6/2006   N
 202977633   6/1/2006      825,000.00      825,000.00   R/T Refi     Full        SunTrust          1,400,000.00     3/9/2006   N
 144099595   6/1/2006      555,836.00      555,834.36   Purchase     Full        SunTrust            755,000.00    3/17/2006   N
 202305512   5/1/2006      575,000.00      570,116.03   Purchase     Full        SunTrust            718,000.00    10/5/2005   N
 601503919   5/1/2006      208,500.00      208,499.99   C/O Refi     Full        GMAC                296,000.00     2/7/2006   N
 601503921   5/1/2006      394,000.00      393,999.99   C/O Refi     Full        GMAC                500,000.00     2/4/2006   N
 601503915   5/1/2006      425,000.00      424,954.17   C/O Refi     Full        GMAC                588,000.00     2/4/2006   N
 601507864   6/1/2006      124,000.00      123,998.30   R/T Refi     Full        GMAC                156,000.00    2/11/2006   N
 601461892   5/1/2006       84,400.00       84,168.38   Purchase     SIVA        GMAC                110,000.00    2/24/2006   N
 591998802   5/1/2006      150,272.00      149,999.55   R/T Refi     Lite        GMAC                185,000.00    3/16/2006   N
 590425104   5/1/2006      151,000.00      150,745.54   C/O Refi     SIVA        GMAC                330,000.00    3/22/2006   N
 591806104   5/1/2006      205,000.00      204,441.01   C/O Refi     SIVA        GMAC                550,000.00    2/23/2006   N
 592821904   5/1/2006      208,000.00      207,687.90   Purchase     SIVA        GMAC                260,000.00    3/16/2006   N
 592949606   5/1/2006      232,000.00      231,579.40   Purchase     SIVA        GMAC                550,000.00     4/3/2006   N
 592747703   5/1/2006      242,755.00      242,345.92   C/O Refi     SIVA        GMAC                465,000.00    3/23/2006   N
 592803100   5/1/2006      255,000.00      254,526.38   R/T Refi     SIVA        GMAC                462,000.00    3/30/2006   N
 590878302   5/1/2006      262,500.00      261,834.60   R/T Refi     SIVA        GMAC                350,000.00    2/23/2006   N
 601473338   5/1/2006      272,000.00      271,233.17   C/O Refi     SIVA        GMAC                340,000.00    2/10/2006   N
 601486331   5/1/2006      281,000.00      280,513.78   C/O Refi     SIVA        GMAC                355,000.00    3/10/2006   N
 592977003   5/1/2006      282,750.00      282,237.38   C/O Refi     SIVA        GMAC                377,000.00    3/27/2006   N
 601477942   5/1/2006      285,000.00      284,419.18   C/O Refi     SIVA        GMAC                480,000.00    3/17/2006   N
 601483593   5/1/2006      300,000.00      299,201.54   Purchase     SIVA        GMAC                390,000.00    2/14/2006   N
 591764808   5/1/2006      320,000.00      319,059.76   R/T Refi     SIVA        GMAC                400,000.00    2/28/2006   N
 601527538   5/1/2006      346,000.00      345,357.37   C/O Refi     SIVA        GMAC                559,500.00    3/30/2006   N
 601500933   5/1/2006      376,000.00      374,999.28   Purchase     SIVA        GMAC                470,000.00    2/24/2006   N
 593103401   5/1/2006      425,000.00      423,914.09   C/O Refi     SIVA        GMAC                650,000.00    3/24/2006   N
 601476319   6/1/2006      434,000.00      432,787.66   C/O Refi     SIVA        GMAC                620,000.00    2/21/2006   N
 591632807   5/1/2006      444,000.00      442,759.72   Purchase     SIVA        GMAC                555,000.00     3/6/2006   N
 591680509   5/1/2006      450,000.00      448,681.17   R/T Refi     SISA        GMAC                575,000.00     3/1/2006   N
 685541552   5/1/2006      453,000.00      452,138.12   R/T Refi     SISA        GMAC                725,000.00     3/9/2006   N
 591619200   5/1/2006      455,000.00      453,729.01   R/T Refi     SIVA        GMAC                750,000.00    2/22/2006   N
 601458361   5/1/2006      455,000.00      453,789.04   C/O Refi     SIVA        GMAC                645,000.00    2/17/2006   N
 592843908   5/1/2006      464,677.00      463,834.56   C/O Refi     SIVA        GMAC                720,000.00    3/30/2006   N
 590844908   5/1/2006      468,000.00      467,065.87   Purchase     Lite        GMAC                587,000.00     3/6/2006   N
 655935375   5/1/2006      482,000.00      480,835.83   C/O Refi     SIVA        GMAC                878,000.00     3/4/2006   N
 601461835   5/1/2006      488,000.00      486,636.81   R/T Refi     SIVA        GMAC                610,000.00    2/23/2006   N
 592082606   5/1/2006      495,000.00      493,714.22   C/O Refi     SIVA        GMAC                760,000.00    2/23/2006   N
 601501173   5/1/2006      500,000.00      499,071.34   C/O Refi     SIVA        GMAC                710,000.00    3/21/2006   N
 601463180   5/1/2006      515,000.00      513,657.55   C/O Refi     SIVA        GMAC                725,000.00    1/26/2006   N
 591553003   5/1/2006      524,300.00      521,791.94   R/T Refi     SIVA        GMAC                785,000.00    2/23/2006   N
 601465181   5/1/2006      562,000.00      560,352.93   R/T Refi     SIVA        GMAC                745,000.00    2/24/2006   N
 601510325   5/1/2006      566,250.00      565,223.42   C/O Refi     SIVA        GMAC                755,000.00    3/23/2006   N
 601481181   6/1/2006      566,800.00      565,291.49   Purchase     SIVA        GMAC                710,000.00    2/17/2006   N
 592693105   5/1/2006      600,000.00      598,885.61   R/T Refi     Lite        GMAC              1,150,086.00    3/23/2006   N
 601477100   5/1/2006      615,000.00      612,969.23   C/O Refi     SIVA        GMAC                820,000.00    2/23/2006   N
 593009103   5/1/2006      637,500.00      636,344.25   C/O Refi     SIVA        GMAC                865,000.00    3/27/2006   N
 592308209   5/1/2006      650,000.00      648,671.34   Purchase     Lite        GMAC                825,000.00    3/24/2006   N
 601459495   5/1/2006      700,000.00      698,668.16   C/O Refi     SIVA        GMAC              1,000,000.00     3/1/2006   N
 591253901   5/1/2006      737,500.00      735,286.40   R/T Refi     SISA        GMAC                930,000.00    2/24/2006   N
 592395404   5/1/2006      742,500.00      741,186.20   Purchase     SIVA        GMAC                990,000.00    3/31/2006   N
 593042807   5/1/2006      750,000.00      748,640.29   C/O Refi     SIVA        GMAC                968,000.00     4/3/2006   N
 601511215   5/1/2006      750,000.00      748,640.31   C/O Refi     SIVA        GMAC              1,000,000.00    3/27/2006   N
 601479501   5/1/2006      800,000.00      798,419.41   Purchase     SIVA        GMAC              1,320,000.00     3/2/2006   N
 601469283   5/1/2006      860,000.00      857,479.58   R/T Refi     SISA        GMAC              1,150,000.00     2/9/2006   N
 601417486   5/1/2006      950,000.00      948,277.71   R/T Refi     SISA        GMAC              1,282,000.00    3/14/2006   N
 592356901   5/1/2006      975,782.00      973,969.64   C/O Refi     SIVA        GMAC              1,350,000.00     3/8/2006   N
 592413108   5/1/2006    1,500,000.00    1,497,472.40   C/O Refi     SISA        GMAC              2,000,000.00    3/27/2006   N
 655897704   5/1/2006    2,000,000.00    1,994,546.48   C/O Refi     Full        GMAC              3,000,000.00    2/23/2006   N
 592530406   6/1/2006       75,650.00       75,525.60   Purchase     SIVA        GMAC                 89,000.00    3/10/2006   N
 655953780   6/1/2006       87,000.00       86,863.87   C/O Refi     SIVA        GMAC                140,000.00    3/20/2006   N
 591878103   6/1/2006       88,000.00       87,872.21   C/O Refi     SIVA        GMAC                110,000.00    3/17/2006   N
 592834709   5/1/2006      196,000.00      195,465.54   C/O Refi     Full        GMAC                245,000.00    3/27/2006   N
 655842973   6/1/2006      199,000.00      198,542.94   C/O Refi     SIVA        GMAC                360,000.00    2/22/2006   N
 592773006   6/1/2006      206,118.00      205,744.31   Purchase     SIVA        GMAC                260,000.00     3/7/2006   N
 591309406   6/1/2006      220,000.00      219,629.28   C/O Refi     SIVA        GMAC                335,000.00    3/10/2006   N
 601477300   6/1/2006      241,800.00      241,124.55   C/O Refi     SIVA        GMAC                310,000.00     3/1/2006   N
 601482316   6/1/2006      261,800.00      260,761.58   C/O Refi     SIVA        GMAC                340,000.00    2/10/2006   N
 592072201   5/1/2006      262,500.00      262,035.52   C/O Refi     SIVA        GMAC                350,000.00    3/10/2006   N
 601514574   6/1/2006      265,000.00      264,669.40   C/O Refi     SIVA        GMAC                432,000.00    3/31/2006   N
 601485103   6/1/2006      288,000.00      287,477.87   C/O Refi     SIVA        GMAC                384,000.00    3/10/2006   N
 601460530   6/1/2006      290,500.00      289,508.76   C/O Refi     SIVA        GMAC                415,000.00    2/13/2006   N
 655943124   5/1/2006      300,000.00      299,506.75   C/O Refi     SIVA        GMAC                510,000.00     3/8/2006   N
 593326705   6/1/2006      300,000.00      299,771.72   C/O Refi     SIVA        GMAC                592,000.00     4/3/2006   N
 655952997   6/1/2006      330,000.00      329,470.65   C/O Refi     SIVA        GMAC                504,000.00    3/22/2006   N
 601471354   5/1/2006      396,000.00      394,996.20   Purchase     SIVA        GMAC                495,000.00    2/17/2006   N
 592044804   5/1/2006      429,000.00      427,830.20   C/O Refi     SISA        GMAC                572,000.00    2/23/2006   N
 592379507   5/1/2006      440,000.00      439,162.84   Purchase     Lite        GMAC                550,000.00    3/10/2006   N
 591153408   5/1/2006      450,000.00      448,649.33   Purchase     Lite        GMAC                590,000.00    2/24/2006   N
 655847395   6/1/2006      468,000.00      467,109.57   Purchase     Full        GMAC                555,000.00     3/1/2006   N
 591919501   6/1/2006      486,000.00      484,614.18   Purchase     SIVA        GMAC                625,000.00    3/23/2006   N
 601505260   6/1/2006      520,000.00      518,149.59   R/T Refi     SIVA        GMAC                650,000.00    1/27/2006   N
 601474321   6/1/2006      656,250.00      651,237.09   Purchase     SIVA        GMAC                880,000.00     3/9/2006   N
 601473478   6/1/2006      684,000.00      682,666.99   C/O Refi     SIVA        GMAC              1,100,000.00     3/1/2006   N
 601516663   6/1/2006      710,000.00      708,712.83   C/O Refi     SIVA        GMAC              1,050,000.00    3/28/2006   N
 593064207   5/1/2006      775,000.00      773,453.10   Purchase     Lite        GMAC              1,025,000.00    3/27/2006   N
 601486622   5/1/2006      816,000.00      814,785.04   Purchase     SIVA        GMAC              1,020,000.00    3/24/2006   N
 601483618   6/1/2006      960,000.00      957,382.32   R/T Refi     SIVA        GMAC              1,200,000.00    2/24/2006   N
 590466009   5/1/2006    1,342,500.00    1,338,926.96   R/T Refi     SIVA        GMAC              1,790,000.00    2/10/2006   N
 601447044   6/1/2006    1,900,000.00    1,896,555.45   Purchase     Full        GMAC              2,400,000.00     3/6/2006   N
 590818803   6/1/2006    3,000,000.00    2,989,580.70   R/T Refi     Full        GMAC              4,000,000.00    1/30/2006   N
 601472814   7/1/2006      175,000.00      174,522.82   C/O Refi     SIVA        GMAC                280,000.00    2/22/2006   N
 601465446   7/1/2006    1,000,000.00      998,355.84   R/T Refi     SISA        GMAC              1,400,000.00    2/27/2006   N
 591619101   8/1/2006      320,000.00      319,127.43   Purchase     SIVA        GMAC                415,000.00    2/28/2006   N
 203234281   5/1/2006      516,000.00      515,860.25   C/O Refi     Full        SunTrust            645,000.00     4/3/2006   N
  32087876   5/1/2006      650,000.00      650,000.00   C/O Refi     SIVA        SunTrust          1,020,000.00    1/24/2006   N
  37185170   7/1/2006      750,000.00      748,672.93   R/T Refi     SIVA        SunTrust          1,100,000.00    3/31/2006   N
 144706033   6/1/2006      650,000.00      648,904.71   C/O Refi     SIVA        SunTrust            860,000.00    3/20/2006   N
 203039573   5/1/2006      550,000.00      550,000.00   R/T Refi     Full        SunTrust            899,000.00    3/31/2006   N
  34701326   5/1/2006      480,000.00      479,191.80   C/O Refi     Full        SunTrust            600,000.00    2/28/2006   N
 203120985   5/1/2006      516,000.00      515,522.20   Purchase     Full        SunTrust            680,000.00    3/14/2006   N
 203169354   5/1/2006    1,359,000.00    1,357,700.00   Purchase     Full        SunTrust          1,699,000.00    3/24/2006   N
 203141619   5/1/2006      462,000.00      461,921.82   R/T Refi     Full        SunTrust            670,000.00     3/9/2006   N
 144613320   5/1/2006    1,275,000.00    1,274,900.00   Purchase     Full        SunTrust          1,700,000.00    3/16/2006   N
 203244405   5/1/2006      460,000.00      460,000.00   R/T Refi     Full        SunTrust            795,000.00     4/4/2006   N
 203153143   5/1/2006      459,780.00      459,780.00   Purchase     Full        SunTrust            590,000.00    3/20/2006   N
 144593043   5/1/2006      524,000.00      524,000.00   C/O Refi     Full        SunTrust            655,000.00     3/3/2006   N
 203074646   5/1/2006      500,000.00      500,000.00   Purchase     Full        SunTrust            850,000.00    3/20/2006   N
 144752714   5/1/2006      560,000.00      560,000.00   C/O Refi     Full        SunTrust            700,000.00     4/4/2006   N
 144745007   6/1/2006      800,000.00      800,000.00   R/T Refi     Full        SunTrust          1,435,000.00    3/24/2006   N
 144630803   5/1/2006      960,000.00      960,000.00   Purchase     Full        SunTrust          1,240,000.00    3/16/2006   N
 203155205   5/1/2006      495,200.00      495,200.00   Purchase     Full        SunTrust            620,000.00    3/23/2006   N
 203209200   6/1/2006      562,000.00      562,000.00   C/O Refi     Full        SunTrust            850,000.00     4/5/2006   N
 144752094   5/1/2006      600,000.00      600,000.00   C/O Refi     Full        SunTrust            875,000.00    3/29/2006   N
 144607330   5/1/2006      439,200.00      439,173.70   Purchase     Full        SunTrust            549,000.00     3/9/2006   N
 203158514   5/1/2006    1,000,000.00    1,000,000.00   R/T Refi     Full        SunTrust          1,390,000.00    3/21/2006   N
 144603834   5/1/2006      454,000.00      454,000.00   C/O Refi     Full        SunTrust            935,000.00    3/13/2006   N
 203263074   5/1/2006      550,000.00      550,000.00   C/O Refi     Full        SunTrust            700,000.00    3/22/2006   N
 203091426   5/1/2006      504,000.00      504,000.00   Purchase     Full        SunTrust            630,000.00    3/17/2006   N
 144376274   6/1/2006      568,000.00      567,600.00   R/T Refi     Full        SunTrust            720,000.00    3/23/2006   N
 203133012   5/1/2006      719,200.00      719,200.00   Purchase     Full        SunTrust            905,000.00    3/10/2006   N
 203265608   5/1/2006      833,000.00      833,000.00   C/O Refi     Full        SunTrust          1,300,000.00     4/5/2006   N
 144751393   6/1/2006      486,000.00      485,680.01   C/O Refi     Full        SunTrust            745,000.00    3/24/2006   N
 144753894   5/1/2006      532,500.00      532,500.00   R/T Refi     Full        SunTrust            710,000.00    3/23/2006   N
 203153507   5/1/2006      516,950.00      516,265.15   Purchase     Full        SunTrust            690,000.00    3/22/2006   N
 144676210   5/1/2006      600,000.00      599,125.00   Purchase     Full        SunTrust            750,000.00    3/31/2006   N
 203167069   5/1/2006      620,000.00      620,000.00   R/T Refi     Full        SunTrust            780,000.00    3/29/2006   N
 144707528   6/1/2006      479,750.00      479,750.00   Purchase     Full        SunTrust            505,000.00    3/28/2006   N
 203104559   6/1/2006    2,000,000.00    1,999,447.92   Purchase     Full        SunTrust          3,000,000.00    3/27/2006   N
 203072491   6/1/2006      680,000.00      680,000.00   Purchase     Full        SunTrust            850,000.00    2/28/2006   N
 144104270   6/1/2006      806,250.00      806,250.00   C/O Refi     Full        SunTrust          1,075,000.00     4/6/2006   N
 203296199   6/1/2006      440,000.00      440,000.00   R/T Refi     Full        SunTrust            560,000.00     4/6/2006   N
  31286743   6/1/2006      640,000.00      638,839.72   C/O Refi     SIVA        SunTrust            860,000.00    3/21/2006   N
 144763091   6/1/2006      650,000.00      649,000.00   Purchase     SIVA        SunTrust            990,000.00    3/15/2006   N
 203019096   5/1/2006      375,000.00      374,269.18   R/T Refi     SIVA        SunTrust            540,000.00     3/8/2006   N
 144746971   5/1/2006      650,000.00      648,733.25   C/O Refi     SIVA        SunTrust            890,000.00    3/30/2006   N
 144373883   5/1/2006      502,500.00      502,500.00   C/O Refi     SIVA        SunTrust            670,000.00     3/6/2006   N
 144736659   5/1/2006      705,000.00      705,000.00   R/T Refi     SIVA        SunTrust          1,100,000.00    3/23/2006   N
 144736683   5/1/2006      500,000.00      500,000.00   C/O Refi     SIVA        SunTrust            895,000.00     3/8/2006   N
 144573482   5/1/2006      900,000.00      900,000.00   C/O Refi     SIVA        SunTrust          2,031,000.00    2/28/2006   N
 144634052   5/1/2006      650,000.00      648,821.58   Purchase     SIVA        SunTrust            910,000.00    3/17/2006   N
  32356677   5/1/2006    1,000,000.00      979,406.58   C/O Refi     SIVA        SunTrust          2,760,000.00    3/31/2006   N
 203193552   6/1/2006      500,000.00      499,093.54   Purchase     SIVA        SunTrust            880,000.00     3/8/2006   N
 144378536   5/1/2006      666,500.00      666,500.00   R/T Refi     SIVA        SunTrust          1,325,000.00     3/7/2006   N
 144739646   5/1/2006      637,500.00      636,315.94   R/T Refi     SIVA        SunTrust            850,000.00    3/20/2006   N
 144633534   5/1/2006      525,000.00      523,914.19   Purchase     SIVA        SunTrust            700,000.00    3/21/2006   N
 203277934   5/1/2006      595,000.00      593,889.13   C/O Refi     SIVA        SunTrust            850,000.00    3/22/2006   N
 203129598   5/1/2006      473,000.00      472,818.26   C/O Refi     SIVA        SunTrust            650,000.00     3/6/2006   N
 144622479   5/1/2006      480,000.00      480,000.00   C/O Refi     SIVA        SunTrust            640,000.00    2/21/2006   N
 144551264   6/1/2006      479,000.00      479,000.00   R/T Refi     SIVA        SunTrust            810,000.00    3/31/2006   N
  34625814   5/1/2006      464,000.00      464,000.00   Purchase     SIVA        SunTrust            580,000.00    3/30/2006   N
 203194246   5/1/2006      585,000.00      584,868.75   R/T Refi     SIVA        SunTrust            780,000.00    3/21/2006   N
 203177613   5/1/2006      625,000.00      623,839.17   C/O Refi     SIVA        SunTrust            980,000.00    3/27/2006   N
 144552874   5/1/2006      451,000.00      449,557.97   R/T Refi     SIVA        SunTrust            650,000.00    2/27/2006   N
 203121082   5/1/2006      680,000.00      680,000.00   C/O Refi     SIVA        SunTrust          1,100,000.00     3/7/2006   N
 203215397   5/1/2006      527,250.00      527,250.00   Purchase     SIVA        SunTrust            705,000.00    3/21/2006   N
 144631694   5/1/2006      455,000.00      454,154.92   R/T Refi     SIVA        SunTrust            650,000.00    3/30/2006   N
 144647195   6/1/2006      423,700.00      423,700.00   C/O Refi     SIVA        SunTrust            565,000.00     4/7/2006   N
 144631124   6/1/2006      418,500.00      417,794.80   C/O Refi     SIVA        SunTrust            558,000.00    3/31/2006   N
 144374931   5/1/2006      485,000.00      485,000.00   R/T Refi     SIVA        SunTrust            635,000.00    3/16/2006   N
 203098777   5/1/2006      552,000.00      552,000.00   C/O Refi     SIVA        SunTrust            840,000.00    2/17/2006   N
 144732161   5/1/2006    1,000,000.00    1,000,000.00   R/T Refi     SIVA        SunTrust          1,650,000.00    3/23/2006   N
 144320017   6/1/2006      495,000.00      488,500.00   C/O Refi     SIVA        SunTrust            950,000.00    3/21/2006   N
 143685667   6/1/2006      598,500.00      100,000.00   C/O Refi     SIVA        SunTrust            855,000.00    3/20/2006   N
 144264223   5/1/2006      500,000.00      499,093.54   Purchase     SIVA        SunTrust            750,000.00    3/27/2006   N
 144742020   6/1/2006      541,500.00      540,564.94   C/O Refi     SIVA        SunTrust            722,000.00    3/21/2006   N
 203278197   5/1/2006      910,000.00      908,268.61   Purchase     SIVA        SunTrust          1,400,000.00    3/23/2006   N
 144015005   5/1/2006      700,000.00      700,000.00   C/O Refi     SIVA        SunTrust          1,003,900.00     3/2/2006   N
  36923241   5/1/2006      536,000.00      534,429.13   C/O Refi     SIVA        SunTrust            775,000.00    2/28/2006   N
 203263694   5/1/2006      848,000.00      843,109.02   R/T Refi     SIVA        SunTrust          1,425,000.00   11/22/2005   N
 202864849   7/1/2006      600,000.00      600,000.00   Purchase     SIVA        SunTrust            995,000.00     2/1/2006   N
 203184742   5/1/2006      427,000.00      426,225.89   R/T Refi     Lite        SunTrust            450,000.00     3/6/2006   N
 203189808   5/1/2006      602,900.00      602,900.00   Purchase     Lite        SunTrust            754,000.00    3/16/2006   N
 203171111   5/1/2006      532,000.00      530,866.49   C/O Refi     Alt         SunTrust          1,000,000.00    3/14/2006   N
 144828043   6/1/2006      505,000.00      504,520.83   R/T Refi     Alt         SunTrust            700,000.00    4/10/2006   N
3060608803   6/1/2006      492,000.00      490,592.20   C/O Refi     Full        WAMU                724,000.00    2/21/2006   N
3061018853   5/1/2006      525,000.00      524,093.43   C/O Refi     Full        WAMU                875,000.00    3/29/2006   N
3061056630   5/1/2006      975,000.00      970,994.50   C/O Refi     Full        WAMU              1,300,000.00    1/23/2006   N
3061334128   5/1/2006      450,000.00      448,772.95   C/O Refi     Full        WAMU                680,000.00     2/7/2006   N
3061472092   6/1/2006      820,000.00      819,240.52   R/T Refi     Full        WAMU              1,650,000.00    4/10/2006   N
3061477935   6/1/2006      650,000.00      648,849.88   R/T Refi     SIVA        WAMU                900,000.00    3/29/2006   N
3061683987   5/1/2006      507,800.00      506,901.49   Purchase     Full        WAMU                635,000.00    3/14/2006   N
3061823914   6/1/2006      537,500.00      536,925.38   R/T Refi     SIVA        WAMU                725,000.00    4/17/2006   N
3061950006   5/1/2006      630,000.00      628,912.11   R/T Refi     SIVA        WAMU                794,000.00    3/28/2006   N
3061957191   6/1/2006      440,000.00      439,020.83   C/O Refi     SIVA        WAMU                550,000.00    4/14/2006   N
3062313337   5/1/2006      574,000.00      572,959.39   C/O Refi     Full        WAMU                840,000.00     4/6/2006   N
 735135071   6/1/2006      600,000.00      599,373.56   Purchase     Full        WAMU                875,000.00     4/5/2006   N
3061645895   6/1/2006      504,000.00      503,596.96   Purchase     SIVA        WAMU                630,000.00    4/20/2006   N
3061225474   6/1/2006    1,396,500.00    1,395,237.55   Purchase     Full        WAMU              2,090,000.00     4/5/2006   N
3061235119   6/1/2006      803,786.00      803,076.84   C/O Refi     SIVA        WAMU              1,200,000.00    4/18/2006   N
3061235283   7/1/2006      465,000.00      464,618.84   R/T Refi     SIVA        WAMU                590,000.00    4/17/2006   N
 701336497   5/1/2006      531,000.00      523,681.32   Purchase     Full        WAMU                885,000.00     6/1/2005   N
 705282077   5/1/2006    1,300,000.00    1,289,463.72   R/T Refi     Lite        WAMU              2,025,000.00    9/29/2005   Y
3061368423   6/1/2006      720,000.00      719,380.09   C/O Refi     SIVA        WAMU                900,000.00     4/7/2006   N
3060547340   5/1/2006    1,220,000.00    1,217,678.81   R/T Refi     SIVA        WAMU              2,120,000.00     4/3/2006   N
3061810267   6/1/2006      610,000.00      609,107.12   R/T Refi     SIVA        WAMU                830,000.00    4/14/2006   N
3061839266   5/1/2006      628,500.00      627,491.81   R/T Refi     SIVA        WAMU                820,000.00    3/29/2006   N
3061844027   5/1/2006      500,000.00      499,136.60   C/O Refi     SIVA        WAMU                755,000.00     4/3/2006   N
3061854505   5/1/2006      975,000.00      973,232.41   Purchase     SIVA        WAMU              1,300,000.00     4/3/2006   N
3061857045   6/1/2006      536,000.00      535,571.37   R/T Refi     Full        WAMU                675,000.00     4/7/2006   N
3062092469   6/1/2006      676,000.00      675,388.89   Purchase     SIVA        WAMU                850,000.00    4/21/2006   N
  47458682   6/1/2006      691,500.00      685,179.13   R/T Refi     Lite        WAMU              1,600,000.00    8/30/2005   N
 689004026   5/1/2006      465,500.00      464,244.62   R/T Refi     SIVA        WAMU              1,000,000.00    3/20/2006   N
 713213304   5/1/2006      650,000.00      648,849.88   Purchase     SIVA        WAMU              1,105,000.00     3/3/2006   N
3060487042   5/1/2006      534,500.00      533,006.95   R/T Refi     SIVA        WAMU                850,000.00     3/3/2006   N
3060551458   5/1/2006      417,001.00      416,280.92   C/O Refi     SIVA        WAMU                580,000.00    3/28/2006   N
3060555772   5/1/2006      590,000.00      588,981.18   R/T Refi     SIVA        WAMU                810,000.00     3/8/2006   N
3060580044   5/1/2006      600,000.00      598,938.34   C/O Refi     SIVA        WAMU                840,000.00    3/20/2006   N
3060849795   5/1/2006      505,000.00      503,159.02   R/T Refi     SIVA        WAMU                875,000.00     2/6/2006   N
3061060772   5/1/2006      680,000.00      678,138.91   R/T Refi     SIVA        WAMU                850,000.00    2/23/2006   N
3061108803   5/1/2006      438,000.00      437,205.94   C/O Refi     SIVA        WAMU                570,000.00    3/13/2006   N
3061126938   5/1/2006      615,000.00      613,323.04   R/T Refi     SIVA        WAMU              1,500,000.00    2/10/2006   N
3061402586   5/1/2006      444,000.00      442,846.70   Purchase     SIVA        WAMU                555,000.00    2/28/2006   N
3061416198   5/1/2006      453,000.00      451,703.80   C/O Refi     SIVA        WAMU                900,000.00    2/21/2006   N
3061459370   5/1/2006      544,000.00      543,013.77   C/O Refi     SIVA        WAMU                921,000.00    3/10/2006   N
   3408538   6/1/2006      190,200.00      189,545.30   Purchase     SIVA        NatCity             250,000.00    1/10/2006   N
   4351708   5/1/2006      500,000.00      496,045.38   C/O Refi     SIVA        NatCity             700,000.00    10/5/2005   N
   3843183   5/1/2006      498,000.00      496,768.21   R/T Refi     SIVA        NatCity             625,000.00     2/7/2006   N
   4327092   6/1/2006      385,160.59      383,722.11   R/T Refi     Full        NatCity             481,500.00    1/17/2006   Y
   4525646   5/1/2006      110,000.00      109,707.22   C/O Refi     SIVA        NatCity             176,500.00    2/13/2006   N
   4527822   6/1/2006      506,200.00      504,493.49   R/T Refi     SIVA        NatCity             675,000.00     3/3/2006   N
   4527865   5/1/2006      241,000.00      240,985.38   C/O Refi     Full        NatCity             510,000.00    2/28/2006   N
   4508805   5/1/2006      616,000.00      614,476.34   R/T Refi     SIVA        NatCity             770,000.00     2/9/2006   N
   4508944   5/1/2006      719,200.00      719,200.00   Purchase     Full        NatCity             900,000.00     2/2/2006   N
   4512209   5/1/2006      560,000.00      558,959.90   R/T Refi     SIVA        NatCity             750,000.00    2/28/2006   N
   4510607   5/1/2006      172,425.00      171,987.93   Purchase     SIVA        NatCity             230,000.00     2/3/2006   N
   4514823   6/1/2006    2,410,000.00    2,388,503.03   R/T Refi     Full        NatCity           3,700,000.00     2/9/2006   N
   4513777   5/1/2006      625,000.00      623,336.57   C/O Refi     SIVA        NatCity           2,200,000.00     2/2/2006   N
   4514428   5/1/2006      402,000.00      399,954.00   C/O Refi     SIVA        NatCity             925,000.00    2/23/2006   N
   4528065   5/1/2006      370,000.00      370,000.00   C/O Refi     SIVA        NatCity             540,000.00     2/3/2006   N
   4528609   6/1/2006      473,900.00      472,553.65   Purchase     Full        NatCity             610,000.00    2/24/2006   N
   4519340   5/1/2006      375,000.00      374,025.92   C/O Refi     SIVA        NatCity             551,000.00     2/3/2006   N
   4515156   6/1/2006      534,400.00      532,796.01   C/O Refi     Full        NatCity             668,000.00     2/2/2006   N
   4533044   5/1/2006      500,000.00      500,000.00   C/O Refi     Full        NatCity             610,000.00    2/13/2006   N
   4560972   5/1/2006      431,271.00      430,249.39   Purchase     Full        NatCity             480,000.00    3/10/2006   N
   4541374   5/1/2006      165,000.00      164,516.43   C/O Refi     SIVA        NatCity             319,500.00    2/21/2006   N
   4540442   5/1/2006      190,000.00      189,044.74   C/O Refi     SIVA        NatCity             254,000.00   12/21/2005   N
   4543742   5/1/2006      360,000.00      359,959.67   Purchase     Full        NatCity             380,000.00    2/28/2006   N
   4544601   5/1/2006      720,000.00      718,662.74   C/O Refi     Full        NatCity             960,000.00     3/1/2006   N
   4544743   5/1/2006      616,000.00      614,476.34   Purchase     SIVA        NatCity             799,000.00    2/16/2006   N
   4545081   5/1/2006      330,000.00      329,120.72   C/O Refi     SIVA        NatCity             465,000.00    2/24/2006   N
   4546787   6/1/2006      170,000.00      169,547.07   C/O Refi     SIVA        NatCity             230,000.00    2/13/2006   N
   4546041   5/1/2006      640,000.00      640,000.00   Purchase     Full        NatCity             800,000.00    3/10/2006   N
   3875530   5/1/2006      269,350.00      268,633.13   Purchase     SIVA        NatCity             675,000.00    2/27/2006   N
   4474994   6/1/2006      500,000.00      498,701.22   C/O Refi     SIVA        NatCity             710,000.00     2/8/2006   N
   4255924   5/1/2006      135,000.00      100,000.00   Purchase     Full        NatCity             243,500.00    3/10/2006   N
   4523416   5/1/2006      682,000.00      680,094.90   C/O Refi     SIVA        NatCity           1,070,000.00    2/10/2006   N
   4521048   5/1/2006      111,000.00      110,788.80   R/T Refi     SIVA        NatCity             150,000.00     3/8/2006   N
   4522281   5/1/2006      500,000.00      498,701.22   R/T Refi     SIVA        NatCity             800,000.00    2/24/2006   N
   4525086   7/1/2006      120,000.00      119,688.29   R/T Refi     SIVA        NatCity             170,000.00    2/10/2006   N
   4525127   6/1/2006      335,000.00      333,964.26   C/O Refi     SIVA        NatCity             470,000.00    2/10/2006   N
   4563579   5/1/2006      506,250.00      504,869.98   Purchase     SIVA        NatCity             675,000.00    2/24/2006   N
   4526641   5/1/2006      195,000.00      195,000.00   C/O Refi     Full        NatCity             260,000.00    2/15/2006   N
   4534694   5/1/2006      341,000.00      340,343.03   R/T Refi     SIVA        NatCity             590,000.00    3/10/2006   N
   4583003   6/1/2006      124,500.00      119,965.83   Purchase     SIVA        NatCity             170,000.00     3/3/2006   N
   4583708   5/1/2006      240,800.00      240,363.44   Purchase     SIVA        NatCity             308,000.00    3/10/2006   N
   4565955   5/1/2006      460,000.00      459,145.62   C/O Refi     Full        NatCity             575,000.00     3/3/2006   N
   4566048   5/1/2006      560,000.00      558,509.59   C/O Refi     SIVA        NatCity             800,000.00    2/22/2006   N
   4587918   6/1/2006      980,000.00      978,179.82   Purchase     SIVA        NatCity           1,480,000.00     3/9/2006   N
   4539818   5/1/2006      195,000.00      194,493.48   C/O Refi     SIVA        NatCity             261,000.00    2/21/2006   N
   4538050   5/1/2006      440,000.00      438,770.90   C/O Refi     Full        NatCity             550,000.00    2/13/2006   N
   4538170   5/1/2006      299,000.00      298,144.43   C/O Refi     SIVA        NatCity             460,000.00     2/6/2006   N
   4557505   5/1/2006      788,500.00      787,035.50   C/O Refi     SIVA        NatCity           1,200,000.00    3/10/2006   N
   4557939   5/1/2006      300,000.00      299,494.48   C/O Refi     SIVA        NatCity             880,000.00    2/24/2006   N
   4547596   6/1/2006      269,400.00      269,400.00   Purchase     SIVA        NatCity             385,000.00     2/7/2006   N
   4547741   5/1/2006      194,000.00      193,458.08   Purchase     SIVA        NatCity             244,000.00     3/2/2006   N
   4560210   5/1/2006      241,000.00      240,326.78   C/O Refi     SIVA        NatCity             302,000.00     3/6/2006   N
   4560579   5/1/2006      555,000.00      555,000.00   C/O Refi     SIVA        NatCity             740,000.00    2/23/2006   N
   4575504   5/1/2006      512,000.00      512,000.00   R/T Refi     SIVA        NatCity             640,000.00     3/7/2006   N
   4580561   5/1/2006      200,000.00      199,628.54   C/O Refi     SIVA        NatCity             350,000.00    3/16/2006   N
   4581904   6/1/2006      596,250.00      595,362.22   C/O Refi     SIVA        NatCity             795,000.00     3/3/2006   N
   4579970   5/1/2006      410,000.00      409,291.99   C/O Refi     SIVA        NatCity             515,000.00     3/7/2006   N
   4561210   5/1/2006      260,000.00      259,291.03   C/O Refi     SIVA        NatCity             400,000.00    2/22/2006   N
   4561550   5/1/2006      264,000.00      263,532.85   C/O Refi     SIVA        NatCity             540,000.00     3/6/2006   N
   3727067   5/1/2006      240,432.00      238,616.82   Purchase     SIVA        NatCity             355,000.00   12/16/2005   N
   4516145   5/1/2006      243,750.00      242,861.38   C/O Refi     SIVA        NatCity             325,000.00     1/4/2006   N
   4516455   6/1/2006      536,900.00      535,435.99   C/O Refi     Full        NatCity           1,175,000.00     2/3/2006   N
   4516856   5/1/2006      221,500.00      220,938.52   R/T Refi     SIVA        NatCity             285,000.00     2/1/2006   N
   4535241   5/1/2006      188,000.00      186,800.22   R/T Refi     SIVA        NatCity             240,000.00    2/22/2006   N
   4535347   5/1/2006      438,000.00      438,000.00   R/T Refi     SIVA        NatCity             585,000.00     2/9/2006   N
   4535490   6/1/2006      585,200.00      584,300.06   C/O Refi     SIVA        NatCity             836,000.00    2/10/2006   N
   2906131   5/1/2006       98,047.76       97,385.56   Purchase     SIVA        NatCity             232,000.00   12/23/2003   N
   4532073   5/1/2006      296,000.00      296,000.00   C/O Refi     Full        NatCity             370,000.00    2/24/2006   N
   4553564   5/1/2006      161,200.00      161,000.00   R/T Refi     SIVA        NatCity             282,000.00    2/27/2006   N
   4539888   5/1/2006    1,000,000.00      997,465.16   Purchase     SIVA        NatCity           1,625,000.00    2/24/2006   N
   4549729   5/1/2006      247,500.00      246,872.63   C/O Refi     SIVA        NatCity             330,000.00    2/27/2006   N
   4552270   6/1/2006      616,250.00      616,112.67   Purchase     Full        NatCity             725,000.00    2/21/2006   N
   4555915   5/1/2006      488,000.00      488,000.00   R/T Refi     Full        NatCity             615,000.00    2/22/2006   N
   4556386   5/1/2006      317,000.00      317,000.00   C/O Refi     SIVA        NatCity             460,000.00     3/2/2006   N
   4561761   6/1/2006      150,000.00      149,721.40   C/O Refi     SIVA        NatCity             380,000.00     3/3/2006   N
   4558793   5/1/2006      458,600.00      453,745.02   C/O Refi     Full        NatCity             575,000.00    2/18/2006   N
   4558906   5/1/2006      995,000.00      995,000.00   C/O Refi     SIVA        NatCity           2,269,000.00     3/2/2006   N
   4559235   5/1/2006      500,000.00      499,115.29   C/O Refi     SIVA        NatCity             950,000.00     3/3/2006   N
   4559296   5/1/2006       66,400.00       66,366.58   C/O Refi     Full        NatCity              83,000.00     3/8/2006   N
   4564790   5/1/2006      875,000.00      873,489.04   C/O Refi     SIVA        NatCity           1,790,000.00    3/13/2006   N
   4562429   5/1/2006      523,500.00      523,500.00   R/T Refi     No Ratio    NatCity             660,000.00    3/13/2006   N
   4562557   5/1/2006      216,900.00      216,900.00   Purchase     Full        NatCity             247,000.00    3/20/2006   N
   4562754   6/1/2006    1,322,514.00    1,099,999.92   Purchase     Full        NatCity           1,770,000.00     3/1/2006   N
   4569142   5/1/2006      250,000.00      249,524.33   Purchase     Full        NatCity             450,108.00    3/15/2006   N
   4569387   5/1/2006      200,000.00      199,662.98   C/O Refi     SIVA        NatCity             250,000.00     3/1/2006   N
   4569858   6/1/2006      180,000.00      179,673.66   C/O Refi     SIVA        NatCity             225,000.00     3/8/2006   N
   4568121   5/1/2006      375,500.00      374,851.58   R/T Refi     SIVA        NatCity             580,000.00     3/1/2006   N
   4570675   5/1/2006      345,000.00      344,234.78   C/O Refi     SIVA        NatCity             600,000.00    3/15/2006   N
   4470783   6/1/2006      330,000.00      328,881.46   C/O Refi     SIVA        NatCity             515,000.00    1/25/2006   N
   4379081   5/1/2006      828,750.00      826,490.17   C/O Refi     SIVA        NatCity           1,275,000.00     2/9/2006   N
   4524453   5/1/2006      250,000.00      249,350.61   C/O Refi     SIVA        NatCity             385,000.00     2/1/2006   N
  32327108   6/1/2006      547,000.00      547,000.00   C/O Refi     Full        SunTrust            810,000.00    4/21/2006   N
  35984491   6/1/2006      815,000.00      813,522.47   C/O Refi     SIVA        SunTrust          1,170,000.00    3/27/2006   N
 144089729   6/1/2006      560,000.00      560,000.00   C/O Refi     Full        SunTrust            700,000.00    4/19/2006   N
 144104007   6/1/2006      794,500.00      794,500.00   C/O Refi     SIVA        SunTrust          1,250,000.00    4/18/2006   N
 144104684   6/1/2006      510,000.00      509,516.09   R/T Refi     SIVA        SunTrust            660,000.00    4/21/2006   N
 144106143   6/1/2006      480,000.00      480,000.00   C/O Refi     SIVA        SunTrust            640,000.00    4/17/2006   N
 144117488   6/1/2006      567,000.00      567,000.00   C/O Refi     SIVA        SunTrust            860,000.00     4/7/2006   N
 144316551   5/1/2006      548,100.00      548,100.00   C/O Refi     SIVA        SunTrust            902,000.00    3/21/2006   N
 144403045   6/1/2006      650,000.00      649,453.92   R/T Refi     SIVA        SunTrust            867,000.00    4/21/2006   N
 144443835   6/1/2006      999,999.00      999,003.50   R/T Refi     SIVA        SunTrust          2,050,000.00    4/19/2006   N
 144554490   6/1/2006      463,000.00      463,000.00   Purchase     SIVA        SunTrust            663,000.00    3/24/2006   N
 144575388   6/1/2006      689,500.00      689,118.29   R/T Refi     SIVA        SunTrust            985,000.00    2/24/2006   N
 144605177   5/1/2006      575,000.00      575,000.00   Purchase     SIVA        SunTrust            775,000.00     3/9/2006   N
 144636115   6/1/2006      475,000.00      475,000.00   C/O Refi     SIVA        SunTrust            980,000.00    4/19/2006   N
 144717212   6/1/2006      572,000.00      571,470.21   C/O Refi     SIVA        SunTrust            990,000.00    4/18/2006   N
 144721305   6/1/2006      450,000.00      450,000.00   C/O Refi     SIVA        SunTrust            620,000.00    4/20/2006   N
 144753407   6/1/2006      900,000.00      900,000.00   C/O Refi     SIVA        SunTrust          1,350,000.00    4/12/2006   N
 144758620   6/1/2006      525,000.00      524,536.80   R/T Refi     SIVA        SunTrust            700,000.00    4/18/2006   N
 144774262   6/1/2006      426,000.00      425,595.79   R/T Refi     SIVA        SunTrust            534,000.00    4/17/2006   N
 144777067   6/1/2006      975,000.00      975,000.00   C/O Refi     SIVA        SunTrust          1,410,000.00    4/19/2006   N
 144777158   6/1/2006      600,000.00      600,000.00   C/O Refi     Full        SunTrust            940,000.00    4/10/2006   N
 144777588   6/1/2006      650,000.00      650,000.00   R/T Refi     SIVA        SunTrust            900,000.00    4/10/2006   N
 144777604   6/1/2006    1,000,000.00    1,000,000.00   C/O Refi     SIVA        SunTrust          2,100,000.00    4/24/2006   N
 144935244   6/1/2006      465,000.00      464,558.78   C/O Refi     SIVA        SunTrust            950,000.00    4/20/2006   N
 144935798   6/1/2006      564,000.00      564,000.00   C/O Refi     Full        SunTrust            705,000.00    4/17/2006   N
 144957222   6/1/2006      790,000.00      789,268.30   C/O Refi     SIVA        SunTrust          1,600,000.00    4/14/2006   N
 203071238   5/1/2006      470,000.00      470,000.00   C/O Refi     Full        SunTrust            700,000.00     3/3/2006   N
 203113766   5/1/2006      675,000.00      675,000.00   Purchase     Full        SunTrust            975,000.00    3/20/2006   N
 203153622   6/1/2006    1,950,000.00    1,950,000.00   Purchase     Full        SunTrust          3,000,000.00    4/13/2006   N
 203190657   6/1/2006      425,520.00      425,520.00   Purchase     Alt         SunTrust            532,000.00    4/27/2006   N
 203198213   5/1/2006      570,900.00      570,900.00   Purchase     Full        SunTrust            725,000.00    3/29/2006   N
 203235510   7/1/2006      802,000.00      802,000.00   Purchase     Full        SunTrust          1,105,000.00     5/1/2006   N
 203254818   6/1/2006      550,000.00      549,490.59   C/O Refi     SIVA        SunTrust          1,050,000.00     4/6/2006   N
 203258355   6/1/2006      418,400.00      418,400.00   Purchase     Full        SunTrust            540,000.00    3/21/2006   N
 203266200   6/1/2006      471,200.00      470,752.91   Purchase     SIVA        SunTrust            590,000.00    4/13/2006   N
 203274956   6/1/2006      528,000.00      528,000.00   R/T Refi     SIVA        SunTrust            755,000.00    4/17/2006   N
 203287172   6/1/2006      561,000.00      560,399.97   Purchase     Full        SunTrust            711,000.00     4/4/2006   N
 203288493   6/1/2006      620,000.00      620,000.00   C/O Refi     SIVA        SunTrust            850,000.00     4/7/2006   N
 203292024   6/1/2006      554,000.00      554,000.00   C/O Refi     Full        SunTrust            740,000.00    4/17/2006   N
 203304639   6/1/2006      639,900.00      639,900.00   Purchase     Full        SunTrust            800,000.00    4/12/2006   N
 203309836   6/1/2006      750,000.00      749,271.05   C/O Refi     SIVA        SunTrust          1,345,000.00    4/10/2006   N
 203316914   6/1/2006      528,800.00      528,333.45   Purchase     Lite        SunTrust            670,000.00    4/21/2006   N
 203324173   6/1/2006      951,000.00      950,097.64   R/T Refi     SIVA        SunTrust          1,425,000.00    4/24/2006   N
 203327739   6/1/2006      470,300.00      470,300.00   Purchase     Full        SunTrust            595,000.00     4/5/2006   N
 203339130   6/1/2006      715,000.00      715,000.00   C/O Refi     SIVA        SunTrust          1,250,000.00    4/19/2006   N
 203346143   6/1/2006      675,000.00      675,000.00   R/T Refi     SIVA        SunTrust            975,000.00    4/25/2006   N
 203346671   6/1/2006    1,000,000.00      999,028.06   C/O Refi     SIVA        SunTrust          1,800,000.00    4/12/2006   N
 203358049   6/1/2006      650,000.00      650,000.00   C/O Refi     SIVA        SunTrust            930,000.00    4/25/2006   N
 203371802   6/1/2006      490,000.00      489,557.03   C/O Refi     Full        SunTrust            950,000.00    4/19/2006   N
 203375068   6/1/2006      660,000.00      660,000.00   R/T Refi     Full        SunTrust            825,000.00    4/19/2006   N
 203376835   6/1/2006      712,000.00      712,000.00   Purchase     Full        SunTrust            925,000.00    4/26/2006   N
 203388020   6/1/2006      672,000.00      672,000.00   Purchase     Full        SunTrust            840,000.00     5/1/2006   N
 203396007   6/1/2006      490,000.00      490,000.00   R/T Refi     SIVA        SunTrust            615,000.00    4/21/2006   N
 203421623   6/1/2006      532,400.00      532,399.84   Purchase     Full        SunTrust            665,500.00    4/24/2006   N
   2893759   5/1/2006      137,137.55      136,060.63   R/T Refi     SIVA        NatCity             173,000.00   11/18/2005   N
   3836584   5/1/2006      224,000.00      223,403.83   R/T Refi     SIVA        NatCity             290,000.00    2/15/2006   N
   3969179   6/1/2006      457,500.00      456,296.58   R/T Refi     SIVA        NatCity             612,000.00    2/23/2006   N
   4089528   5/1/2006      265,000.00      264,311.65   R/T Refi     SIVA        NatCity             355,000.00    2/24/2006   N
   4321543   6/1/2006      381,988.00      381,312.08   R/T Refi     Full        NatCity             478,000.00    3/30/2006   N
   4415397   5/1/2006      290,000.00      290,000.00   C/O Refi     Full        NatCity             520,000.00    11/7/2005   N
   4444057   5/1/2006      511,400.00      511,400.00   Purchase     Full        NatCity             640,000.00    3/22/2006   N
   4453432   5/1/2006      650,000.00      649,000.00   C/O Refi     Full        NatCity           1,210,000.00    3/21/2006   N
   4500875   5/1/2006      975,000.00      975,000.00   Purchase     Full        NatCity           1,275,000.00     2/3/2006   N
   4501674   6/1/2006    1,700,000.00    1,700,000.00   Purchase     Full        NatCity           3,700,000.00     4/5/2006   N
   4511500   6/1/2006      482,200.00      481,325.80   Purchase     SIVA        NatCity             610,000.00    3/28/2006   N
   4545865   5/1/2006      438,750.00      437,935.10   Purchase     SIVA        NatCity             600,000.00    3/15/2006   N
   4557377   6/1/2006      845,000.00      843,504.83   C/O Refi     SIVA        NatCity           1,300,000.00    3/23/2006   N
   4557839   6/1/2006      467,700.00      466,931.02   R/T Refi     SIVA        NatCity             715,000.00    3/16/2006   N
   4560672   5/1/2006      544,000.00      543,937.69   Purchase     Full        NatCity             680,000.00    3/28/2006   N
   4572111   5/1/2006      264,000.00      263,509.66   C/O Refi     SIVA        NatCity             330,000.00    3/28/2006   N
   4575713   6/1/2006      525,000.00      525,000.00   R/T Refi     SIVA        NatCity             700,000.00    3/14/2006   N
   4575823   5/1/2006      385,600.00      384,950.24   C/O Refi     SIVA        NatCity             482,000.00    3/17/2006   N
   4576299   6/1/2006      648,000.00      648,000.00   R/T Refi     SIVA        NatCity             810,000.00    3/17/2006   N
   4576961   6/1/2006    1,449,500.00    1,449,500.00   C/O Refi     Full        NatCity           2,230,000.00    3/23/2006   N
   4577659   6/1/2006      512,500.00      510,706.72   R/T Refi     SIVA        NatCity             780,000.00    3/22/2006   N
   4577687   6/1/2006      122,400.00      122,198.73   C/O Refi     SIVA        NatCity             153,000.00    3/28/2006   N
   4578895   6/1/2006      760,300.00      758,849.31   C/O Refi     Full        NatCity             960,000.00    3/22/2006   N
   4579896   6/1/2006      380,000.00      379,359.67   C/O Refi     SIVA        NatCity             475,000.00    3/20/2006   N
   4580244   5/1/2006      110,000.00      109,914.18   C/O Refi     SIVA        NatCity             570,000.00    3/14/2006   N
   4580801   5/1/2006      560,000.00      559,800.00   C/O Refi     Full        NatCity           1,273,000.00    3/17/2006   N
   4581914   5/1/2006      612,000.00      612,000.00   C/O Refi     SIVA        NatCity             975,000.00    3/23/2006   N
   4581915   6/1/2006      254,000.00      253,516.72   C/O Refi     SIVA        NatCity             339,000.00    3/27/2006   N
   4582847   6/1/2006      200,000.00      199,831.97   C/O Refi     SIVA        NatCity             430,700.00     4/3/2006   N
   4583195   6/1/2006      115,000.00      114,806.21   C/O Refi     SIVA        NatCity             215,500.00    3/24/2006   N
   4584613   6/1/2006      695,000.00      694,340.29   C/O Refi     SIVA        NatCity             950,000.00     4/3/2006   N
   4584682   6/1/2006      416,250.00      416,250.00   R/T Refi     SIVA        NatCity             555,000.00     4/4/2006   N
   4585826   6/1/2006      110,000.00      109,790.71   C/O Refi     SIVA        NatCity             153,000.00    3/31/2006   N
   4589028   5/1/2006      765,000.00      765,000.00   Purchase     SIVA        NatCity           1,040,000.00    3/17/2006   N
   4589442   6/1/2006      138,750.00      138,538.18   C/O Refi     SIVA        NatCity             185,000.00    3/16/2006   N
   4589516   6/1/2006      498,000.00      497,052.48   C/O Refi     Full        NatCity             750,000.00    3/31/2006   N
   4589855   6/1/2006      112,500.00      112,428.26   C/O Refi     SIVA        NatCity             150,000.00    4/19/2006   N
   4590358   6/1/2006      692,000.00      692,000.00   Purchase     Full        NatCity             865,000.00    4/17/2006   N
   4590362   6/1/2006    2,000,000.00    2,000,000.00   C/O Refi     Full        NatCity           3,100,000.00    3/27/2006   N
   4590733   6/1/2006       84,800.00       84,567.86   C/O Refi     Full        NatCity             106,000.00    3/24/2006   N
   4591081   5/1/2006      700,000.00      700,000.00   C/O Refi     SIVA        NatCity             971,000.00    3/20/2006   N
   4591286   6/1/2006      245,000.00      244,767.53   R/T Refi     SIVA        NatCity             480,000.00     4/7/2006   N
   4591590   6/1/2006      451,300.00      450,871.79   C/O Refi     SIVA        NatCity             605,000.00    4/11/2006   N
   4591598   5/1/2006      139,000.00      138,759.96   C/O Refi     SIVA        NatCity             174,900.00    3/21/2006   N
   4591903   6/1/2006      450,000.00      449,945.00   C/O Refi     Full        NatCity             675,000.00    3/27/2006   N
   4592711   6/1/2006      132,000.00      132,000.00   R/T Refi     Full        NatCity             166,000.00    4/18/2006   N
   4592793   5/1/2006      257,100.00      256,645.08   C/O Refi     SIVA        NatCity             379,000.00    3/24/2006   N
   4592811   6/1/2006      701,250.00      700,125.11   Purchase     SIVA        NatCity             935,000.00    3/23/2006   N
   4593573   6/1/2006      456,000.00      455,607.39   C/O Refi     Full        NatCity             570,000.00     4/5/2006   N
   4593680   6/1/2006      445,500.00      444,711.71   Purchase     SIVA        NatCity             594,000.00     4/5/2006   N
   4595004   6/1/2006      300,000.00      300,000.00   Purchase     Full        NatCity             384,000.00    3/31/2006   N
   4596082   6/1/2006      430,650.00      430,251.13   C/O Refi     SIVA        NatCity             730,000.00    4/17/2006   N
   4596254   6/1/2006      500,000.00      500,000.00   R/T Refi     Full        NatCity             750,000.00    3/24/2006   N
   4596270   5/1/2006      401,500.00      400,653.59   R/T Refi     SIVA        NatCity           1,950,000.00    3/27/2006   N
   4596835   6/1/2006      716,000.00      714,733.09   C/O Refi     Full        NatCity           1,195,000.00    3/27/2006   N
   4599199   6/1/2006      519,100.00      518,968.41   C/O Refi     Full        NatCity             688,000.00    4/20/2006   N
   4600497   6/1/2006      455,000.00      454,627.04   Purchase     SIVA        NatCity             650,000.00    4/17/2006   N
   4600859   6/1/2006      336,000.00      336,000.00   R/T Refi     SIVA        NatCity             480,000.00    3/22/2006   N
   4602271   6/1/2006      600,000.00      599,457.59   Purchase     SIVA        NatCity             935,000.00    4/18/2006   N
   4602287   6/1/2006      330,400.00      329,801.00   C/O Refi     SIVA        NatCity             413,000.00    3/20/2006   N
   4602527   5/1/2006      460,000.00      460,000.00   C/O Refi     SIVA        NatCity             915,000.00    3/27/2006   N
   4604745   6/1/2006      220,000.00      220,000.00   Purchase     SIVA        NatCity             275,000.00     4/3/2006   N
   4604777   6/1/2006      206,000.00      205,822.63   C/O Refi     SIVA        NatCity             395,000.00    3/31/2006   N
   4605146   5/1/2006      558,750.00      558,750.00   C/O Refi     Full        NatCity             745,000.00    3/22/2006   N
   4605284   6/1/2006      249,000.00      248,359.18   C/O Refi     SIVA        NatCity             342,000.00    3/30/2006   N
   4606838   6/1/2006      260,000.00      259,539.95   C/O Refi     SIVA        NatCity             360,000.00    3/15/2006   N
   4608730   6/1/2006      475,000.00      475,000.00   Purchase     SIVA        NatCity             710,000.00    4/20/2006   N
   4609682   5/1/2006      235,000.00      234,949.32   C/O Refi     SIVA        NatCity             379,500.00    3/27/2006   N
   4610599   6/1/2006      400,000.00      399,900.00   R/T Refi     Full        NatCity             555,000.00    3/29/2006   N
   4611257   6/1/2006      250,000.00      250,000.00   Purchase     SIVA        NatCity             339,000.00    3/21/2006   N
   4613338   5/1/2006      565,000.00      565,000.00   R/T Refi     Full        NatCity             735,000.00    3/24/2006   N
   4615934   6/1/2006      448,000.00      447,085.95   R/T Refi     Full        NatCity             560,000.00     4/4/2006   N
   4616026   6/1/2006      164,300.00      164,002.13   C/O Refi     SIVA        NatCity             220,000.00    3/28/2006   N
   4616050   6/1/2006      115,000.00      114,912.49   C/O Refi     SIVA        NatCity             156,000.00    4/17/2006   N
   4617781   6/1/2006      491,000.00      490,509.69   S/L Refi     No Ratio    NatCity             640,000.00     4/5/2006   N
   4618328   6/1/2006      100,000.00      100,000.00   C/O Refi     Full        NatCity             125,000.00    3/27/2006   N
   4618608   6/1/2006      543,000.00      542,554.90   C/O Refi     Full        NatCity             715,000.00    4/13/2006   N
   4618719   6/1/2006      528,000.00      527,510.96   C/O Refi     Full        NatCity             660,000.00     4/3/2006   N
   4618905   6/1/2006      731,000.00      730,000.00   C/O Refi     SIVA        NatCity           1,100,000.00    3/31/2006   N
   4621077   6/1/2006      190,000.00      189,814.79   C/O Refi     SIVA        NatCity             285,000.00    4/18/2006   N
   4622133   6/1/2006      150,000.00      149,791.75   Purchase     SIVA        NatCity             315,000.00     4/3/2006   N
   4624437   6/1/2006      485,000.00      484,998.93   C/O Refi     SIVA        NatCity             650,000.00     4/5/2006   N
   4626492   6/1/2006      432,000.00      431,628.05   C/O Refi     SIVA        NatCity             540,000.00    3/29/2006   N
   4628761   6/1/2006      400,000.00      399,601.79   C/O Refi     SIVA        NatCity             545,000.00    4/10/2006   N
   4629147   6/1/2006      637,500.00      636,937.54   Purchase     SIVA        NatCity             850,000.00    4/11/2006   N
   4632076   6/1/2006      360,000.00      359,697.55   C/O Refi     SIVA        NatCity             450,000.00     4/5/2006   N
   4632122   6/1/2006      300,000.00      299,741.70   C/O Refi     SIVA        NatCity             390,000.00    4/12/2006   N
   4632316   6/1/2006      410,000.00      409,570.83   C/O Refi     SIVA        NatCity             610,000.00    4/19/2006   N
   4634204   6/1/2006      210,400.00      210,400.00   C/O Refi     SIVA        NatCity             295,000.00    4/20/2006   N
   4637299   6/1/2006      225,000.00      224,796.59   Purchase     SIVA        NatCity             305,000.00    4/10/2006   N
   4638420   6/1/2006      525,000.00      524,590.45   C/O Refi     Full        NatCity             750,000.00    4/14/2006   N
   4640549   6/1/2006      254,400.00      254,191.47   Purchase     SIVA        NatCity             325,000.00    4/20/2006   N
   4643610   6/1/2006      285,000.00      284,742.35   C/O Refi     SIVA        NatCity             380,000.00    4/11/2006   N
   4644729   6/1/2006      216,000.00      215,839.69   C/O Refi     SIVA        NatCity             270,000.00    4/11/2006   N
   4648233   6/1/2006      760,000.00      760,000.00   R/T Refi     SIVA        NatCity           1,285,000.00    4/14/2006   N
 146460308   8/1/2006    1,425,000.00    1,412,574.50   Purchase     Full        Wells Fargo       1,900,000.00     8/4/2005   N

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                  June 29, 2006

To:   U.S. Bank National Association
      4527 Metropolitan Ct., Suite C
      Frederick, MD  21704
      Attention: Tina Radtke

Re:   The Pooling and Servicing Agreement dated June 29, 2006, among Banc of
      America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as
      Securities Administrator and Master Servicer, and U.S. Bank National
      Association, as Trustee.

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

_____  1.    Mortgage Paid in Full

_____  2.    Foreclosure

_____  3.    Substitution

_____  4.    Other Liquidation

_____  5.    Nonliquidation                          Reason: ___________________

                                        By:_____________________________________
                                            (authorized signer of Servicer)

                                        Issuer:_________________________________
                                        Address:________________________________
                                        ________________________________________

                                       E-1

                                        Date:___________________________________

Custodian

U.S. Bank National Association
Please acknowledge the execution of the above request by your signature and date below:

______________________________________  _____________________
Signature      Date

Documents returned to Custodian:

______________________________________  _____________________
Custodian      Date

                                       E-2

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                  June 29, 2006

      [_______________] hereby certifies that it has established a [__________]
Account pursuant to Section [________] of the Pooling and Servicing Agreement,
dated June 29, 2006, among Banc of America Funding Corporation, as Depositor,
Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and
U.S. Bank National Association, as Trustee.

                                        [_______________],

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                       F-1

                                   EXHIBIT G-1

                        FORM OF TRANSFEROR'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-4

Re:   Banc of America Funding Corporation, Mortgage Pass-Through Certificates,
      Series 2006-4, Class ___, having an initial aggregate Certificate Balance as of June 29, 2006 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated June 29, 2006, among Banc of America Funding Corporation, as
Depositor, Wells Fargo Bank, N.A., as Securities Administrator and Master
Servicer, and U.S. Bank National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

            1.    The Transferor is the lawful owner of the Transferred
      Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2.    Neither the Transferor nor anyone acting on its behalf has (a)
      offered, transferred, pledged, sold or otherwise disposed of any
      Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any
      Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any
      Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the
      Transferred Certificates under the Securities Act of 1933, as amended (the
      "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or

                                      G-1-1

      any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferor)

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                      G-1-2

                                  EXHIBIT G-2A

                       FORM 1 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-4

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-4, Class ___, having an initial aggregate
            Certificate Balance as of June 29, 2006 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling
and Servicing Agreement"), dated June 29, 2006, among Banc of America Funding
Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator
and Master Servicer, and U.S. Bank National Association, as Trustee. All
capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The
Transferor hereby certifies, represents and warrants to you, as Securities
Administrator, that:

            1.    The Transferee is a "qualified institutional buyer" (a
      "Qualified Institutional Buyer") as that term is defined in Rule 144A
      ("Rule 144A") under the Securities Act of 1933, as amended (the "1933
      Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only
      (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified
      Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2.    The Transferee has been furnished with all information
      regarding (a) the Depositor, (b) the Transferred Certificates and
      distributions thereon, (c) the nature, performance and servicing of the
      Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust
      created pursuant thereto, (e) any credit enhancement mechanism

                                     G-2A-1

      associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3.    If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the
      Nominee Acknowledgment below.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferor)

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                     G-2A-2

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ________________________________________
                                        (Nominee)

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                     G-2A-3

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows to [__________________] (the
"Transferor") Wells Fargo Bank, N.A., as Securities Administrator with respect to the mortgage pass-through certificates (the "Transferred Certificates")
described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1.    As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2.    The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis
$______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
(such amount being calculated in accordance with Rule 144A) and (ii) the
Transferee satisfies the criteria in the category marked below.

      ___   Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution),
            Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue
            Code of 1986.

      ___   Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the
            District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
            $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred
            Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___   Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan

__________________

1 Transferee must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Transferee is a dealer, and, in that case,
Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     G-2A-4

            association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the
            Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___   Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S.
            territory or the District of Columbia.

      ___   State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___   ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of
            1974.

      ___   Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___   Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3.    The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the
Transferee is a dealer, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4.    For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market.

                                     G-2A-5

Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction.
However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5.    The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____       Will the Transferee be purchasing the Transferred
            Yes   No         Certificates only for the Transferee's own account?

      6.    If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7.    The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Transferee's purchase of the Transferred
Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                        ________________________________________
                                        Print Name of Transferee

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________
                                        Date: __________________________________

                                     G-2A-6

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

      The undersigned hereby certifies as follows to [_________________] (the
"Transferor") Wells Fargo Bank, N.A., as Securities Administrator, with respect to the mortgage pass-through certificates (the "Transferred Certificates")
described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1.    As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the
Transferee is a "qualified institutional buyer" as that term is defined in Rule
144A ("Rule 144A") under the Securities Act of 1933, as amended, because the
Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2.    The Transferee is a "qualified institutional buyer" as defined in
Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the
cost of such securities was used, unless the Transferee or any member of the
Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____  The Transferee owned and/or invested on a discretionary basis
            $__________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
            144A).

      ____  The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the
            Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3.    The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     G-2A-7

      4.    The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the
Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the
Transferee, or owned by the Transferee's Family of Investment Companies, the
securities referred to in this paragraph were excluded.

      5.    The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____       Will the Transferee be purchasing the Transferred
            Yes   No         Certificates only for the Transferee's own account?

      6.    If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7.    The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ________________________________________
                                        Print Name of Transferee or Adviser

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        IF AN ADVISER:

                                        ________________________________________
                                        Print Name of Transferee

                                        By: ____________________________________
                                        Date: __________________________________

                                     G-2A-8

                                  EXHIBIT G-2B

                       FORM 2 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-4

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-4, Class ___, having an initial aggregate
            Certificate Principal Balance as of June 29, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated
June 29, 2006, among Banc of America Funding Corporation, as Depositor, Wells
Fargo Bank, N.A., as Securities Administrator and Master Servicer, and U.S. Bank
National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

      1.    Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2.    Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Securities Administrator is obligated so to register or qualify the
Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities
Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the
Securities Administrator shall

                                     G-2B-1

require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing
Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and
Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Seller, their affiliates or both.

      3.    The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
      AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE
      WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A
      TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT
      AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING
      AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON
      BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN
      INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME
      SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF
      1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW
      ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A
      "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF
      ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE
      MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER
      (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE
      SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
      BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT
      SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF
      FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL
      ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
      TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY
      12, 1995)), THERE IS NO BENEFIT PLAN WITH RESPECT TO WHICH THE AMOUNT OF
      SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD
      BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS
      MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
      SECTION V(A)(1) OF PTE 95-60) OR BY

                                     G-2B-2

      THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES
      AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED
      UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS
      THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60
      APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
      TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR
      HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
      CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
      MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT
      SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR
      OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE
      POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE
      OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS
      REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING
      SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER
      OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
      SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES
      THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER
      RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
      PURPORTED TRANSFEREE.

      4.    Neither the Transferee nor anyone acting on its behalf has (a)
offered, transferred, pledged, sold or otherwise disposed of any Transferred
Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any
Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e)
taken any other action, that (in the case of any of the acts described in clauses (a) through (d) above) would constitute a distribution of the
Transferred Certificates under the 1933 Act, would render the disposition of the
Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred
Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5.    The Transferee has been furnished with all information regarding (a)
the Depositor, (b) the Transferred Certificates and distributions thereon, (c)
nature, performance and servicing of the Mortgage Loans, (d) the Pooling and
Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

                                     G-2B-3

      6.    The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred
Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the
Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7.    If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
Acknowledgment below.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferee)

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________
                                        Date: __________________________________

                                     G-2B-4

                             Nominee Acknowledgment

The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ________________________________________
                                        (Nominee)

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                     G-2B-5

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                        FOR ERISA RESTRICTED CERTIFICATES

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-4

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-4, Class ___, having an initial aggregate
            Certificate Principal Balance as of June 29, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated
June 29, 2006, among Banc of America Funding Corporation, as Depositor, Wells
Fargo Bank, N.A., as Securities Administrator and Master Servicer, and U.S. Bank
National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as
Securities Administrator, either that:

      (a)   it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the
Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a
"Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b)   with respect to the Class B-4, Class B-5 and Class B-6 Certificates,
it is an insurance company and the source of funds used to purchase the
Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"),
60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s)
held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under
Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

                                       H-1

      Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferee)

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________
                                        Date: __________________________________

                                       H-2

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                              RESIDUAL CERTIFICATE

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-4

STATE OF          )
                  ) ss:
COUNTY OF         )

      The undersigned, being first duly sworn, deposes and says as follows:

      1.    The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class A-R Certificate (the
"Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated June 29, 2006, among Banc of America Funding Corporation, as Depositor,
Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and
U.S. Bank National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.
The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2.    The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the
Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3.    The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not
Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4.    The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a
Permitted Transferee is the record Holder of an interest in such entity. The
Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual

                                       I-1

knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5.    The Transferee has reviewed the provisions of Section 6.02 of the
Agreement and understands the legal consequences of the acquisition of the
Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6.    The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the
Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted
Transferee.

      7.    The Transferee historically has paid its debts as they have become due, and it intends to do so in the future.

      8.    The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the
Residual Certificate.

      9.    The taxpayer identification number of the Transferee's nominee is
___________.

      10.   The Transferee is a (i) U.S. Person as defined in Code Section
7701(a)(30) or (ii) (A) the Transferee holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Securities Administrator with an effective
Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the
Transferee has delivered to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual
Certificate will not be disregarded for federal income tax purposes..

      11.   The Transferee is aware that the Residual Certificate may be a
"noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                                       I-2

      12.   The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other
U.S. Person.

      13.   If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations
Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

      14.   The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the
Transferee is not acting on behalf of such a plan or arrangement.

      15.   The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby.

      16.   The Transferee intends to pay taxes associated with holding the
Residual Certificate as such taxes become due.

                                   *   *   *

                                       I-3

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

                                        ________________________________________
                                        Print Name of Transferee

                                        By: ____________________________________
                                            Name:
                                            Title:

      Personally appeared before me the above-named____________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and
acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____

                                        ________________________________________
                                                     NOTARY PUBLIC

                                        My Commission expires the ____ day of
                                        ______________, ____

                                       I-4

                                  ATTACHMENT A

                                       to

      AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE
                OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

      The consideration paid to the Transferee to acquire the Residual
      Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections
      1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the
      Code and the compounding period used by the Transferee.

                                       OR

      The transfer of the Residual Certificate complies with U.S. Treasury
      Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

      (i)     the Transferee is an "eligible corporation," as defined in U.S.
              Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

      (ii)    at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the
              Transferee had gross assets for financial reporting purposes
              (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section
              1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

      (iii)   the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury
              Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and
              (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

      (iv)    the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and
              investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

                                       I-5

      (v)     in the event of any transfer of the Residual Certificate by the
              Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                       I-6

                                    EXHIBIT J
                           LIST OF RECORDATION STATES

                                     Florida
                                    Maryland

                                       J-1

                                    EXHIBIT K

           FORM OF INITIAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                                  June 29, 2006

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 20145
Attention: Corporate Trust Services - BAFC 2006-4

      Re:   The Pooling and Servicing Agreement, dated June 29, 2006 (the
            "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo
            Bank, N.A., as securities administrator and master servicer and U.S.
            Bank National Association, as trustee.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the
Mortgage Loan Schedule.

      The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                       K-1

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [U.S.BANK NATIONAL ASSOCIATION,
                                        as Trustee]

                                        [______________________,
                                        as Custodian]

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                       K-2

                                    EXHIBIT L

            FORM OF FINAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                               [________ __, ____]

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 20145
Attention: Corporate Trust Services - BAFC 2006-4

      Re:   The Pooling and Servicing Agreement, dated June 29, 2006 (the
            "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo
            Bank, N.A., as securities administrator and master servicer and U.S.
            Bank National Association, as trustee.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, as to each
Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

      The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                       L-1

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee]

                                        [__________________________,
                                        as Custodian]

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                       L-2

                                    EXHIBIT M

                      Form of Sarbanes-Oxley Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-4

      I, [________], a [_____________] of Wells Fargo Bank, N.A. (the "Master
Servicer"), certify that:

1.    I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on
      Form 10-K of the Banc of America Funding 2006-4 Trust (the "Exchange Act
      Periodic Reports");

2.    Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.    Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4.    I am responsible for reviewing the activities performed by the servicers and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under
      Item 1123 of Regulation AB, and except as disclosed in the Exchange Act
      Periodic Reports, the servicers have fulfilled their obligations under the pooling and servicing agreement, dated June 29, 2006, among Banc of
      America Funding Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National
      Association, as trustee; and

5.    All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item
      1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d- 18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Bank of America, National
Association, GMAC Mortgage Corporation, National City Mortgage Co., SunTrust
Mortgage, Inc., U.S. Bank National Association and Washington Mutual Bank.

                               [_________], 20[__]

                                       M-1

                                    EXHIBIT N

                     FORM OF CERTIFICATION TO BE PROVIDED BY
               THE SECURITIES ADMINISTRATOR TO THE MASTER SERVICER

                       Banc of America Funding Corporation
                Mortgage Pass-Through Certificates, Series 2006-4

            The Securities Administrator hereby certifies to the Master Servicer and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

      1.    I have reviewed the annual report on Form 10-K for the calendar year
[___] and the Monthly Form 10-D's containing the Distribution Date Statements filed in respect of periods included in the year covered by such annual report;

      2.    Based on my knowledge, the distribution information in the
Distribution Date Statements contained in the Monthly Form 10-D's included in the year covered by the annual report on Form 10-K for the calendar year [___], taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

      3.    Based on my knowledge, the distribution, servicing or other information required to be provided to the Securities Administrator by the
Master Servicer under the Pooling and Servicing Agreement, dated June 29, 2006, among Banc of America Funding Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National
Association, as trustee, for inclusion in these reports is included in these reports.

                                        WELLS FARGO BANK, N.A.
                                            as Securities Administrator

                                        By:_____________________________________
                                           Name:
                                           Title:

                                       N-1

                                   EXHIBIT O-1

                      Class A-1 Yield Maintenance Agreement

                                      O-1-1

BANK OF AMERICA, N.A.

TO:       Wells Fargo Bank, N.A. as Securities Administrator on behalf of Banc of America Funding 2006-4 Trust
          9062 Old Annapolis Road
          Columbia, MD 21045

          Attn:  Chris Regnier
          Tel:    410-884-2000
          Fax:    410-715-2380

CC:       Eric Daouphars
          9 West 57th Street
          New York, NY  10019
          212-583-8199

FROM:     Bank of America, National Association
          233 South Wacker Drive, 28th Floor
          Chicago, Illinois 60606
          Attention: Suzanne Buchta

DATE:     6th June 2006

Our Reference Numbers:     4634682   4634696
Internal Tracking Numbers: 1320826   313208264

Dear Sir/Madam,

     The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Banc of America Funding 2006-4 Trust and
Bank of America, N.A., a national banking association organized under the laws of the United States of America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means Bank of
America, N.A., and "Party B" means Banc of America Funding 2006-4 Trust .

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the
"Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

     Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, to be dated June 29, 2006 (the "Pooling and Servicing Agreement"), among Banc of
America Funding Corporation, Wells Fargo Bank, N.A., as securities administrator and master servicer, and U.S. Bank, National Association, as trustee.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this
Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if
the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this
Confirmation will prevail for the purpose of this Transaction.

     Subject to Section 16(f) hereof, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that
Transaction):

     (a) NON-RELIANCE. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

     (b) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

     (c) STATUS OF PARTIES. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Notional Amount:                      For each Calculation Period, the
                                           Notional Amount shall equal the
                                           lesser of:

                                             (i) the Scheduled Notional Amount
                                             for such Calculation Period as
                                             detailed in the Schedule of the
                                             Notional Amounts attached hereto;
                                             and

                                             (ii) the Class Certificate Balance
                                             of the Class A-1 Certificates prior
                                             to distributions on the
                                             Distribution Date (as defined in
                                             the Pooling and Servicing
                                             Agreement) related to the
                                             Calculation Period. The Securities
                                             Administrator shall make available
                                             each month via its website a
                                             statement containing the Class
                                             Certificate Balance of the

                                       2

                                           Class A-1 Certificates for such
                                           Calculation Period. The Securities
                                           Administrator's internet website
                                           shall initially be located at
                                           www.ctslink.com and assistance in
                                           using the website can be obtained by
                                           calling the Securities
                                           Administrator's investor relations
                                           desk at (301) 815-6600.

     Trade Date:                           05 June 2006

     Effective Date:                       25 June 2006

     Termination Date:                     25 July 2010

   FIXED AMOUNT:

     Fixed Rate Payer:                     Party B

     Fixed Rate Payer Payment Date:        30 June 2006, subject to adjustment
                                           in accordance with the Following
                                           Business Day Convention.

     Fixed Amount:                         USD [          ]

   FLOATING AMOUNT:

     Floating Rate Payer:                   Party A

     Strike Rate:                           5.60000 per cent

     Ceiling Rate:                          9.10000 per cent

     Floating Rate Payer Payment Dates:    Early Payments shall be applicable -
                                           2 Business Days prior to each
                                           Floating Rate Payer Period End Date

     Floating Rate Payer Period End Dates: The 25th of each Month, commencing on
                                           25 July 2006 and ending on the
                                           Termination Date. No Adjustment.

                                       3

     Floating Amount:                      The product of (a) the Notional
                                           Amount, (b) Floating Rate Day Count
                                           Fraction and (c) the Settlement
                                           Spread which shall be calculated in
                                           accordance with the following
                                           formula:

                                           IF USD-LIBOR-BBA IS GREATER THAN THE
                                           STRIKE RATE FOR THE APPLICABLE
                                           CALCULATION PERIOD, THEN SETTLEMENT
                                           SPREAD = (USD-LIBOR-BBA - APPLICABLE
                                           STRIKE RATE) PROVIDED, HOWEVER, THAT
                                           IF USD-LIBOR-BBA FOR ANY CALCULATION
                                           PERIOD IS GREATER THAN THE CEILING
                                           RATE THEN THE USD-LIBOR-BBA FOR SUCH
                                           CALCULATION PERIOD SHALL BE DEEMED TO
                                           BE THE CEILING RATE.

                                           If 1 Month USD-LIBOR-BBA is less than
                                           or equal to the Strike Rate for the
                                           applicable Calculation Period, then
                                           Settlement Spread = Zero.

     Floating Rate for initial             TO BE SET
     Calculation Period:

     Floating Rate Option:                 USD-LIBOR-BBA

     Designated Maturity:                  1 Month

     Spread:                               None

     Floating Rate Day Count Fraction:     30/360

     Averaging:                            Inapplicable

     Reset Dates:                          First day of each Calculation Period

     Business Days:                        New York

     Calculation Agent:                    Party A

3.   FORM MASTER AGREEMENT.

     (a) "Specified Entity" means, in relation to Party A, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

     (b) "Specified Entity" means, in relation to Party B, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

     (c) "Specified Transaction" will have the meaning specified in Section 14 of the Form Master Agreement.

                                       4

     (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the
Form Master Agreement will not apply to Party A or to Party B.

     (e) The "Automatic Early Termination" provision of Section 6(a) of the Form
Master Agreement will not apply to Party A or to Party B.

     (f) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New
York General Obligations Law).

     (g) The phrase "Termination Currency" means United States Dollars.

     (h) For the purpose of Section 6(e) of the Form Master Agreement, Market
Quotation and Second Method will apply.

4.   RECORDING OF CONVERSATIONS.

     Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this
Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

5.   CREDIT SUPPORT DOCUMENT.

     In relation to Party A: Not Applicable.
     In relation to Party B: Not Applicable.

6.   CREDIT SUPPORT PROVIDER.

     In relation to Party A: Not Applicable.
     In relation to Party B: Not Applicable.

7.   ACCOUNT DETAILS.

     Party A:
     Name:             Bank of America, N.A. - New York
     ABA #:            026009593
     Attn:             BOFAUS3N
     Name:             Bank of America, N.A.
     City:             Charlotte
     Acct#:            6550219386
     Attn:             Rate Derivative Settlements
     Attn:             BOFAUS6SGDS

     Party B:
     Wells Fargo Bank, N.A.
     San Francisco, CA
     121-000-248
     Acct. # 3970771416
     Acct. Name: SAS Clearing

                                       5

     F/F/C: Reserve Fund: 50928601

8.   OFFICES.

     The Office of Party A for this Transaction is:  Charlotte, North Carolina
                                                     Please send notices to
                                                     fax no. 1-866-255-1444.

     The Office of Party B for this Transaction is:

                                                     Wells Fargo Bank, N.A. as
                                                     Securities Administrator on
                                                     behalf of Banc of America
                                                     Funding 2006-4 Trust
                                                     9062 Old Annapolis Road
                                                     Columbia, MD 21045
                                                     Attn: Client Manager
                                                           BAFC 2006-4

9.   ADDITIONAL PROVISIONS.

     (a) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as one of the parties to the Form Master Agreement ("X") shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless the other party ("Y") is required pursuant to appropriate proceedings to return to X or otherwise returns to X (upon demand of X, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a)(i) of the
Form Master Agreement with respect to X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the Defaulting Party; and
(ii) Y shall be entitled to designate an Early Termination Date (a) pursuant to
Section 10 below and/or (b) pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in (i)
either Section 5(b)(i) or 5(b)(ii) or 5(b)(v) of the Form Master Agreement with respect to Y as the Affected Party or (ii) Section 5(b)(iii) of the Form Master
Agreement with respect to Y as the Burdened Party.

     (b) Downgrade of Party A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5
Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost)
Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party B shall demand that Party A post Eligible Collateral (as designated in the approved Credit Support Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof within 10 Business Days of Party B's demand therefor. The Eligible
Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Valuation and posting of Eligible Collateral shall be made as of each Payment Date, unless Party A or
Bank of America Corporation are no longer reporting financial information publicly, then such valuation and posting must occur weekly. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral,

                                       6

Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that
Party A's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings
Event is continuing with respect to Party A. For the purpose hereof, a "Ratings
Event" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A cease to be at least A and A-1 by
Standard & Poor's Ratings Service ("S&P") and at least A1 and P-1 by Moody's
Investors Service, Inc. ("Moody's") and at least A and F1 by Fitch Ratings
("Fitch"), to the extent such obligations are rated by S&P, Moody's and Fitch.
"Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates. The failure by Party A to post Eligible
Collateral in accordance herewith or to transfer its rights and obligations hereunder shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.

10.  ADDITIONAL TERMINATION EVENT.

     It shall be an Additional Termination Event if any amendment and/or supplement to any document that pertains to the Form Master Agreement and/or this Transaction is made without the prior written consent of Party A (such consent not to be unreasonably withheld), if such amendment and/or supplement would: (i) adversely affect any of Party A's rights or obligations hereunder and/or under the Form Master Agreement; or (ii) modify the obligations of, or impair the ability of, Party B to fully perform any of Party B's obligations hereunder and/or under the Form Master Agreement. In connection with such
Additional Termination Event, Party B shall be the sole Affected Party.

11.  WAIVER OF RIGHT TO TRIAL BY JURY.

     EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY
WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
TRANSACTION.

12.  ELIGIBLE CONTRACT PARTICIPANT.

     Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as
amended.

13.  NOTICE BY FACSIMILE TRANSMISSION.

     Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

14.  REPRESENTATIONS.

     Wells Fargo Bank, N.A., acting on behalf of Party B, as Securities
Administrator, represents that: (a) it is duly organized and validly existing as a national banking association under the laws of the jurisdiction of its organization/formation; (b) it has been directed pursuant to the Pooling and
Servicing Agreement to enter into this Transaction (including the Form Master
Agreement) and to perform its obligations hereunder (and thereunder); (c) the
Transaction and the performance of its obligations hereunder (and under the Form
Master Agreement) will not, to its

                                       7

knowledge, result in a breach or violation of any material term or provision of, or constitute a default under any agreement or instrument to which Wells Fargo
Bank, N.A. is a party or by which it is bound; (d) each of the Pooling and
Servicing Agreement and the other transaction documents related thereto (the
"Transaction Documents") to which it is a party has been duly authorized, executed and delivered by it; (e) assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing
Agreement and the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligations of it, enforceable against it in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally; (f)
the Pooling and Servicing Agreement and the other Transaction Documents to which
Party B is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party, except such as may have been delivered to Party A and to Party B; (g) to its knowledge, no event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default) has occurred under any of the Transaction Documents to which Party B is a party; and (h) the person executing this Confirmation is duly authorized to execute and deliver it on behalf of Party B.

15.  MULTIBRANCH PARTY.

     For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is a
Multibranch Party, and may act through its Charlotte, North Carolina, Chicago,
Illinois, San Francisco, California, New York, New York, Boston, Massachusetts
or London, England Office or such other Office as may be agreed to by the parties in connection with a Transaction; and (b) Party B is not a Multibranch
Party.

16.  OTHER PROVISIONS.

     (a) Addresses for notices. As set forth on page 1 hereof and, with respect to Party A, the fax no. set forth on the signature page to this letter agreement.

     (b) For the purpose of Section 13(c) of the Form Master Agreement: (i)
Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

     (c) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

     (d) Party A may assign its rights and obligations hereunder to any entity so long as the Rating Agency Confirmation is satisfied.

     (e) USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify
Party B in accordance with the Act.

     (f) It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i)
this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement in the exercise of the powers and

                                       8

authority conferred upon and vested in it thereunder and pursuant to instructions set forth herein, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust formed under the Pooling and
Servicing Agreement is made and intended not as a personal representation, undertaking or agreement of the Securities Administator but is made and intended solely for the purpose of binding only Banc of America Funding 2006-4 Trust, and
(iii) under no circumstances shall Wells Fargo Bank, N.A., in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it on behalf of Banc of America Funding 2006-4 Trust under this Confirmation. Notwithstanding the foregoing (or anything to the contrary herein), Wells Fargo Bank, N.A. shall be liable for its own fraud, negligence, willful misconduct and/or bad faith

     (g) The Events of Default specified under Sections 5(a)(ii) - 5(a)(vi) of the Form Master Agreement will not apply to either Party A or Party B.

     (h) With respect to Party B only, the provisions of Section 5(a)(vii)
clause 2 of the Form Master Agreement will not be applicable as an Event of
Default.

     (i) Without affecting the provisions of the Form Master Agreement requiring the calculation of certain net payment amounts, as a result of an Event of
Default or Additional Termination Event or otherwise, all payments under the
Form Master Agreement will be made without setoff.

     (j) Party A agrees that it will not, prior to the date that is one year and one day from the Trade Date, acquiesce in, petition or otherwise invoke or cause
Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of
Party B. Nothing herein (nor in the Form Master Agreement) shall prevent Party A from participating in any such proceeding once commenced.

     (k) Section 9(b) of the Form Master Agreement is hereby amended by adding the following at the end of such Section: ", and unless the Rating Agency
Condition is satisfied, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error."

     (l) Before any amendment and/or supplement is made to any document that pertains to the Form Master Agreement and/or any Transaction thereunder, Party B must first obtain the prior written consent of Party A (such consent not to be unreasonably withheld) if such amendment and/or supplement would: (a) adversely affect any of Party A's rights or obligations under the Form Master Agreement;
or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations under the Form Master Agreement.

17.  COMPLIANCE WITH REGULATION AB. In connection with the Pooling and
Servicing Agreement, Party B represents that this Confirmation is a derivative instrument as described in

                                       9

Item 1115 of Regulation AB under the Securities Act of 1933 and the Securities
Exchange Act of 1934, as amended ("Regulation AB"), and not a credit support contract described in Item 1114 of Regulation AB.

     (a) In accordance with Regulation AB, Party A represents that: (i) the name of the derivative counterparty is Bank of America, N.A.; (ii) the organizational form of the derivative counterparty is a national banking association organized under the laws of the United States; and (iii) the general character of the business of the derivative counterparty is to be engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.

     (b) Party A has been advised that Party B (and/or certain affiliates of
Party B) is required under Regulation AB to disclose certain financial information regarding Party A depending on the applicable "significance percentage" of this Confirmation, as calculated from time to time in accordance with Item 1115 of Regulation AB (as discussed in the Pooling and Servicing
Agreement). Party A has been advised by the Sponsor (as defined in the Pooling and Servicing Agreement) that the applicable "significance percentage" of this
Confirmation is less than 10%, and accordingly, no financial information regarding Party A need be disclosed in accordance with Item 1115 of Regulation
AB.

     (c) If required, Party A shall provide to Party B the applicable financial information described under Item 1115(b)(1) or (b)(2), as applicable, of
Regulation AB (the "Reg AB Information") within five (5) Local Business Days of receipt of a written request for such Reg AB Information by Party B (the
"Response Period"), so long as Party B has reasonably determined, in good faith, that such information is required under Regulation AB; provided, however, that if Party A, in good faith, determines that it is unable to provide the Reg AB
Information within the Response Period, then, subject to the Rating Agency
Condition, Party A shall use reasonable efforts to cause a Reg AB Approved
Entity (as defined below) to replace Party A as party to this Confirmation on terms substantially similar to this Confirmation prior to the expiration of the
Response Period.

     (d) "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the Approved Rating
Thresholds (as defined below). If Party B requests (in writing) the Reg AB
Information from Party A, then Party B shall promptly (and in any event within two (2) Local Business Days of the date of the request for the Reg AB
Information) provide Party A with a written explanation of how the significance percentage was calculated.

     (e) "Approved Rating Thresholds" means an entity that has a long-term and short-term senior unsecured deposit rating of at least A and A-1 by S&P, A1 and
P-1 by Moody's or A and F1 by Fitch, to the extent such obligations are rated by
S&P, Moody's and Fitch.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of Global Derivative
Operations (fax no. 1-866-255-1444)). Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

                                       10

Yours sincerely,

Bank of America, N.A.

By:
    --------------------------------
    Name:
    Title:

Confirmed as of the date above:

Banc of America Funding  2006-4 Trust

By: Wells Fargo Bank, N.A., not in its individual capacity but solely as
Securities Administrator on behalf of Banc of America Funding 2006-4 Trust

By:
    --------------------------------
    Name:
    Title:

                                       11

                                   SCHEDULE A
                     Our Reference Numbers: 4634682 4634696

NOTIONAL AMOUNT (USD)  START DATE              END DATE
20,000,000.00          6/25/2006               7/25/2006
19,840,177.00          7/25/2006               8/25/2006
19,632,388.00          8/25/2006               9/25/2006
19,377,214.00          9/25/2006               10/25/2006
19,075,231.00          10/25/2006              11/25/2006
18,727,114.00          11/25/2006              12/25/2006
18,333,640.00          12/25/2006              1/25/2007
17,895,782.00          1/25/2007               2/25/2007
17,416,504.00          2/25/2007               3/25/2007
16,898,378.00          3/25/2007               4/25/2007
16,342,448.00          4/25/2007               5/25/2007
15,755,449.00          5/25/2007               6/25/2007
15,177,861.00          6/25/2007               7/25/2007
14,610,125.00          7/25/2007               8/25/2007
14,052,123.00          8/25/2007               9/25/2007
13,503,734.00          9/25/2007               10/25/2007
12,964,843.00          10/25/2007              11/25/2007
12,435,333.00          11/25/2007              12/25/2007
11,915,090.00          12/25/2007              1/25/2008
11,404,001.00          1/25/2008               2/25/2008
10,901,955.00          2/25/2008               3/25/2008
10,408,842.00          3/25/2008               4/25/2008
9,924,553.00           4/25/2008               5/25/2008
9,448,980.00           5/25/2008               6/25/2008
8,982,017.00           6/25/2008               7/25/2008
8,523,559.00           7/25/2008               8/25/2008
8,073,502.00           8/25/2008               9/25/2008
7,631,745.00           9/25/2008               10/25/2008
7,198,186.00           10/25/2008              11/25/2008
6,772,725.00           11/25/2008              12/25/2008
6,355,264.00           12/25/2008              1/25/2009
5,945,704.00           1/25/2009               2/25/2009
5,543,950.00           2/25/2009               3/25/2009
5,149,906.00           3/25/2009               4/25/2009
4,763,479.00           4/25/2009               5/25/2009
4,384,576.00           5/25/2009               6/25/2009
4,013,104.00           6/25/2009               7/25/2009
3,648,974.00           7/25/2009               8/25/2009
3,292,095.00           8/25/2009               9/25/2009
2,942,380.00           9/25/2009               10/25/2009

                                       12

2,599,741.00           10/25/2009              11/25/2009
2,264,091.00           11/25/2009              12/25/2009
1,935,346.00           12/25/2009              1/25/2010
1,613,422.00           1/25/2010               2/25/2010
1,298,234.00           2/25/2010               3/25/2010
989,701.00             3/25/2010               4/25/2010
687,742.00             4/25/2010               5/25/2010
392,276.00             5/25/2010               6/25/2010
103,225.00             6/25/2010               7/25/2010

                                       13

                                   EXHIBIT O-2

                      Class A-3 Yield Maintenance Agreement

                                      O-2-1

BANK OF AMERICA, N.A.

TO:      Wells Fargo Bank, N.A. as Securities Administrator on behalf of Banc of
         America Funding 2006-4 Trust
         9062 Old Annapolis Road
         Columbia, MD 21045

         Attn:  Chris Regnier
         Tel:    410-884-2000
         Fax:    410-715-2380

CC:      Eric Daouphars
         9 West 57th Street
         New York, NY  10019
         212-583-8199

FROM:    Bank of America, National Association
         233 South Wacker Drive, 28th Floor
         Chicago, Illinois 60606
         Attention: Suzanne Buchta

DATE:    26th June 2006

Our Reference Numbers:     4664379    4664378
Internal Tracking Numbers: 13975922  13975925

Dear Sir/Madam,

     The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Banc of America Funding 2006-4 Trust and
Bank of America, N.A., a national banking association organized under the laws of the United States of America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means Bank of
America, N.A., and "Party B" means Banc of America Funding 2006-4 Trust .

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the
"Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

     Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, to be dated June 29, 2006 (the "Pooling and Servicing Agreement"), among Banc of
America Funding Corporation, Wells Fargo Bank, N.A., as securities administrator and master servicer, and U.S. Bank, National Association, as trustee.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this
Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if
the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this
Confirmation will prevail for the purpose of this Transaction.

     Subject to Section 16(f) hereof, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that
Transaction):

     (a) NON-RELIANCE. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

     (b) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

     (c) STATUS OF PARTIES. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Notional Amount:                      For each Calculation Period, the
                                           Notional Amount shall equal the
                                           lesser of:

                                             (i) the Scheduled Notional Amount
                                             for such Calculation Period as
                                             detailed in the Schedule of the
                                             Notional Amounts attached hereto;
                                             and

                                             (ii) the Class Certificate Balance
                                             of the Class A-3 Certificates prior
                                             to distributions on the
                                             Distribution Date (as defined in
                                             the Pooling and Servicing
                                             Agreement) related to the
                                             Calculation Period. The Securities
                                             Administrator shall make available
                                             each month via its website a
                                             statement

                                       2

                                             containing the Class Certificate
                                             Balance of the Class A-3
                                             Certificates for such Calculation
                                             Period. The Securities
                                             Administrator's internet website
                                             shall initially be located at
                                             www.ctslink.com and assistance in
                                             using the website can be obtained
                                             by calling the Securities
                                             Administrator's investor relations
                                             desk at (301) 815-6600.

     Trade Date:                             06 June 2006

     Effective Date:                         25 June 2006

     Termination Date:                       25 February 2011

   FIXED AMOUNT:

     Fixed Rate Payer:                       Party B

     Fixed Rate Payer Payment Date:          30 June 2006, subject to adjustment
                                             in accordance with the Following
                                             Business Day Convention.

     Fixed Amount:                           USD [ ]

   FLOATING AMOUNT:

     Floating Rate Payer:                    Party A

     Strike Rate:                            5.50000 per cent

     Ceiling Rate:                           9.00000 per cent

     Floating Rate Payer Payment Dates:      Early Payments shall be applicable
                                             - 2 Business Days prior to each
                                             Floating Rate Payer Period End Date

     Floating Rate Payer Period End Dates:   The 25th of each Month, commencing
                                             on 25 July 2006 and ending on the
                                             Termination Date. No Adjustment.

                                       3

     Floating Amount:                       The product of (a) the Notional
                                            Amount, (b) Floating Rate Day Count
                                            Fraction and (c) the Settlement
                                            Spread which shall be calculated in
                                            accordance with the following
                                            formula:

                                            IF USD-LIBOR-BBA IS GREATER THAN
                                            THE STRIKE RATE FOR THE APPLICABLE
                                            CALCULATION PERIOD, THEN SETTLEMENT
                                            SPREAD = (USD-LIBOR-BBA -
                                            APPLICABLE STRIKE RATE) PROVIDED,
                                            HOWEVER, THAT IF USD-LIBOR-BBA FOR
                                            ANY CALCULATION PERIOD IS GREATER
                                            THAN THE CEILING RATE THEN THE
                                            USD-LIBOR-BBA FOR SUCH CALCULATION
                                            PERIOD SHALL BE DEEMED TO BE THE
                                            CEILING RATE.

                                            If 1 Month USD-LIBOR-BBA is less
                                            than or equal to the Strike Rate
                                            for the applicable Calculation
                                            Period, then Settlement Spread =
                                            Zero.

     Floating Rate for initial              TO BE SET
     Calculation Period:

     Floating Rate Option:                  USD-LIBOR-BBA

     Designated Maturity:                   1 Month

     Spread:                                None

     Floating Rate Day Count Fraction:      30/360

     Averaging:                             Inapplicable

     Reset Dates:                           First day of each Calculation Period

     Business Days:                         New York

     Calculation Agent:                     Party A

3.   FORM MASTER AGREEMENT.

     (a) "Specified Entity" means, in relation to Party A, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

     (b) "Specified Entity" means, in relation to Party B, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

     (c) "Specified Transaction" will have the meaning specified in Section 14 of the Form Master Agreement.

                                       4

     (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the
Form Master Agreement will not apply to Party A or to Party B.

     (e) The "Automatic Early Termination" provision of Section 6(a) of the Form
Master Agreement will not apply to Party A or to Party B.

     (f) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New
York General Obligations Law).

     (g) The phrase "Termination Currency" means United States Dollars.

     (h) For the purpose of Section 6(e) of the Form Master Agreement, Market
Quotation and Second Method will apply.

4.   RECORDING OF CONVERSATIONS.

     Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this
Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

5.   CREDIT SUPPORT DOCUMENT.

     In relation to Party A: Not Applicable.
     In relation to Party B: Not Applicable.

6.   CREDIT SUPPORT PROVIDER.

     In relation to Party A: Not Applicable.
     In relation to Party B: Not Applicable.

7.   ACCOUNT DETAILS.

     Party A:
     Name:             Bank of America, N.A. - New York
     ABA #:            026009593
     Attn:             BOFAUS3N
     Name:             Bank of America, N.A.
     City:             Charlotte
     Acct#:            6550219386
     Attn:             Rate Derivative Settlements
     Attn:             BOFAUS6SGDS

     Party B:
     Wells Fargo Bank, N.A.
     San Francisco, CA
     121-000-248
     Acct. # 3970771416
     Acct. Name:  SAS Clearing

                                       5

     F/F/C: Reserve Fund: 50928602

8.   OFFICES.

     The Office of Party A for this Transaction is:  Charlotte, North Carolina
                                                     Please send notices to
                                                     fax no. 1-866-255-1444.

     The Office of Party B for this Transaction is:

                                                     Wells Fargo Bank, N.A. as
                                                     Securities Administrator on
                                                     behalf of Banc of America
                                                     Funding 2006-4 Trust
                                                     9062 Old Annapolis Road
                                                     Columbia, MD 21045
                                                     Attn: Client Manager
                                                           BAFC 2006-4

9.   ADDITIONAL PROVISIONS.

     (a) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as one of the parties to the Form Master Agreement ("X") shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless the other party ("Y") is required pursuant to appropriate proceedings to return to X or otherwise returns to X (upon demand of X, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a)(i) of the
Form Master Agreement with respect to X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the Defaulting Party; and
(ii) Y shall be entitled to designate an Early Termination Date (a) pursuant to
Section 10 below and/or (b) pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in (i)
either Section 5(b)(i) or 5(b)(ii) or 5(b)(v) of the Form Master Agreement with respect to Y as the Affected Party or (ii) Section 5(b)(iii) of the Form Master
Agreement with respect to Y as the Burdened Party.

     (b) Downgrade of Party A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5
Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost)
Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party B shall demand that Party A post Eligible Collateral (as designated in the approved Credit Support Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof within 10 Business Days of Party B's demand therefor. The Eligible
Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Valuation and posting of Eligible Collateral shall be made as of each Payment Date, unless Party A or
Bank of America Corporation are no longer reporting financial information publicly, then such valuation and posting must occur weekly. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral,

                                       6

Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that
Party A's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings
Event is continuing with respect to Party A. For the purpose hereof, a "Ratings
Event" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A cease to be at least A and A-1 by
Standard & Poor's Ratings Service ("S&P") and at least A1 and P-1 by Moody's
Investors Service, Inc. ("Moody's") and at least A and F1 by Fitch Ratings
("Fitch"), to the extent such obligations are rated by S&P, Moody's and Fitch.
"Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates. The failure by Party A to post Eligible
Collateral in accordance herewith or to transfer its rights and obligations hereunder shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.

10.  ADDITIONAL TERMINATION EVENT.

     It shall be an Additional Termination Event if any amendment and/or supplement to any document that pertains to the Form Master Agreement and/or this Transaction is made without the prior written consent of Party A (such consent not to be unreasonably withheld), if such amendment and/or supplement would: (i) adversely affect any of Party A's rights or obligations hereunder and/or under the Form Master Agreement; or (ii) modify the obligations of, or impair the ability of, Party B to fully perform any of Party B's obligations hereunder and/or under the Form Master Agreement. In connection with such
Additional Termination Event, Party B shall be the sole Affected Party.

11.  WAIVER OF RIGHT TO TRIAL BY JURY.

     EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY
WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
TRANSACTION.

12.  ELIGIBLE CONTRACT PARTICIPANT.

     Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as
amended.

13.  NOTICE BY FACSIMILE TRANSMISSION.

     Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

14.  REPRESENTATIONS.

     Wells Fargo Bank, N.A., acting on behalf of Party B, as Securities
Administrator, represents that: (a) it is duly organized and validly existing as a national banking association under the laws of the jurisdiction of its organization/formation; (b) it has been directed pursuant to the Pooling and
Servicing Agreement to enter into this Transaction (including the Form Master
Agreement) and to perform its obligations hereunder (and thereunder); (c) the
Transaction and the performance of its obligations hereunder (and under the Form
Master Agreement) will not, to its

                                       7

knowledge, result in a breach or violation of any material term or provision of, or constitute a default under any agreement or instrument to which Wells Fargo
Bank, N.A. is a party or by which it is bound; (d) each of the Pooling and
Servicing Agreement and the other transaction documents related thereto (the
"Transaction Documents") to which it is a party has been duly authorized, executed and delivered by it; (e) assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing
Agreement and the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligations of it, enforceable against it in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally; (f)
the Pooling and Servicing Agreement and the other Transaction Documents to which
Party B is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party, except such as may have been delivered to Party A and to Party B; (g) to its knowledge, no event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default) has occurred under any of the Transaction Documents to which Party B is a party; and (h) the person executing this Confirmation is duly authorized to execute and deliver it on behalf of Party B.

15.  MULTIBRANCH PARTY.

     For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is a
Multibranch Party, and may act through its Charlotte, North Carolina, Chicago,
Illinois, San Francisco, California, New York, New York, Boston, Massachusetts
or London, England Office or such other Office as may be agreed to by the parties in connection with a Transaction; and (b) Party B is not a Multibranch
Party.

16.  OTHER PROVISIONS.

     (a) Addresses for notices. As set forth on page 1 hereof and, with respect to Party A, the fax no. set forth on the signature page to this letter agreement.

     (b) For the purpose of Section 13(c) of the Form Master Agreement: (i)
Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

     (c) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

     (d) Party A may assign its rights and obligations hereunder to any entity so long as the Rating Agency Confirmation is satisfied.

     (e) USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify
Party B in accordance with the Act.

     (f) It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i)
this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement in the exercise of the powers and

                                       8

authority conferred upon and vested in it thereunder and pursuant to instructions set forth herein, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust formed under the Pooling and
Servicing Agreement is made and intended not as a personal representation, undertaking or agreement of the Securities Administator but is made and intended solely for the purpose of binding only Banc of America Funding 2006-4 Trust, and
(iii) under no circumstances shall Wells Fargo Bank, N.A., in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it on behalf of Banc of America Funding 2006-4 Trust under this Confirmation. Notwithstanding the foregoing (or anything to the contrary herein), Wells Fargo Bank, N.A. shall be liable for its own fraud, negligence, willful misconduct and/or bad faith

     (g) The Events of Default specified under Sections 5(a)(ii) - 5(a)(vi) of the Form Master Agreement will not apply to either Party A or Party B.

     (h) With respect to Party B only, the provisions of Section 5(a)(vii)
clause 2 of the Form Master Agreement will not be applicable as an Event of
Default.

     (i) Without affecting the provisions of the Form Master Agreement requiring the calculation of certain net payment amounts, as a result of an Event of
Default or Additional Termination Event or otherwise, all payments under the
Form Master Agreement will be made without setoff.

     (j) Party A agrees that it will not, prior to the date that is one year and one day from the Trade Date, acquiesce in, petition or otherwise invoke or cause
Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of
Party B. Nothing herein (nor in the Form Master Agreement) shall prevent Party A from participating in any such proceeding once commenced.

     (k) Section 9(b) of the Form Master Agreement is hereby amended by adding the following at the end of such Section: ", and unless the Rating Agency
Condition is satisfied, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error."

     (l) Before any amendment and/or supplement is made to any document that pertains to the Form Master Agreement and/or any Transaction thereunder, Party B must first obtain the prior written consent of Party A (such consent not to be unreasonably withheld) if such amendment and/or supplement would: (a) adversely affect any of Party A's rights or obligations under the Form Master Agreement;
or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations under the Form Master Agreement.

     17. COMPLIANCE WITH REGULATION AB. In connection with the Pooling and
Servicing Agreement, Party B represents that this Confirmation is a derivative instrument as described in

                                       9

Item 1115 of Regulation AB under the Securities Act of 1933 and the Securities
Exchange Act of 1934, as amended ("Regulation AB"), and not a credit support contract described in Item 1114 of Regulation AB.

     (a) In accordance with Regulation AB, Party A represents that: (i) the name of the derivative counterparty is Bank of America, N.A.; (ii) the organizational form of the derivative counterparty is a national banking association organized under the laws of the United States; and (iii) the general character of the business of the derivative counterparty is to be engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.

     (b) Party A has been advised that Party B (and/or certain affiliates of
Party B) is required under Regulation AB to disclose certain financial information regarding Party A depending on the applicable "significance percentage" of this Confirmation, as calculated from time to time in accordance with Item 1115 of Regulation AB (as discussed in the Pooling and Servicing
Agreement). Party A has been advised by the Sponsor (as defined in the Pooling and Servicing Agreement) that the applicable "significance percentage" of this
Confirmation is less than 10%, and accordingly, no financial information regarding Party A need be disclosed in accordance with Item 1115 of Regulation
AB.

     (c) If required, Party A shall provide to Party B the applicable financial information described under Item 1115(b)(1) or (b)(2), as applicable, of
Regulation AB (the "Reg AB Information") within five (5) Local Business Days of receipt of a written request for such Reg AB Information by Party B (the
"Response Period"), so long as Party B has reasonably determined, in good faith, that such information is required under Regulation AB; provided, however, that if Party A, in good faith, determines that it is unable to provide the Reg AB
Information within the Response Period, then, subject to the Rating Agency
Condition, Party A shall use reasonable efforts to cause a Reg AB Approved
Entity (as defined below) to replace Party A as party to this Confirmation on terms substantially similar to this Confirmation prior to the expiration of the
Response Period.

     (d) "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the Approved Rating
Thresholds (as defined below). If Party B requests (in writing) the Reg AB
Information from Party A, then Party B shall promptly (and in any event within two (2) Local Business Days of the date of the request for the Reg AB
Information) provide Party A with a written explanation of how the significance percentage was calculated.

     (e) "Approved Rating Thresholds" means an entity that has a long-term and short-term senior unsecured deposit rating of at least A and A-1 by S&P, A1 and
P-1 by Moody's or A and F1 by Fitch, to the extent such obligations are rated by
S&P, Moody's and Fitch.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of Global Derivative
Operations (fax no. 1-866-255-1444)). Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

                                       10

Yours sincerely,

Bank of America, N.A.

By:
    --------------------------------
    Name:
    Title:

Confirmed as of the date above:

Banc of America Funding 2006-4 Trust

By: Wells Fargo Bank, N.A., not in its individual capacity but solely as
Securities Administrator on behalf of Banc of America Funding 2006-4 Trust

By:
    --------------------------------
    Name:
    Title:

                                       11

                                   SCHEDULE A
                     Our Reference Numbers: 4664379 4664378

NOTIONAL AMOUNT (USD)  START DATE           END DATE
63,376,000.00          6/25/2006            7/25/2006
62,955,062.00          7/25/2006            8/25/2006
62,393,021.00          8/25/2006            9/25/2006
61,691,504.00          9/25/2006            10/25/2006
60,852,087.00          10/25/2006           11/25/2006
59,876,627.00          11/25/2006           12/25/2006
58,767,254.00          12/25/2006           1/25/2007
57,526,669.00          1/25/2007            2/25/2007
56,157,991.00          2/25/2007            3/25/2007
54,673,828.00          3/25/2007            4/25/2007
53,077,060.00          4/25/2007            5/25/2007
51,387,346.00          5/25/2007            6/25/2007
49,723,355.00          6/25/2007            7/25/2007
48,086,462.00          7/25/2007            8/25/2007
46,476,359.00          8/25/2007            9/25/2007
44,892,745.00          9/25/2007            10/25/2007
43,335,319.00          10/25/2007           11/25/2007
41,803,786.00          11/25/2007           12/25/2007
40,297,853.00          12/25/2007           1/25/2008
38,817,231.00          1/25/2008            2/25/2008
37,361,634.00          2/25/2008            3/25/2008
35,930,778.00          3/25/2008            4/25/2008
34,524,385.00          4/25/2008            5/25/2008
33,142,177.00          5/25/2008            6/25/2008
31,783,882.00          6/25/2008            7/25/2008
30,449,228.00          7/25/2008            8/25/2008
29,137,949.00          8/25/2008            9/25/2008
27,849,781.00          9/25/2008            10/25/2008
26,584,461.00          10/25/2008           11/25/2008
25,341,732.00          11/25/2008           12/25/2008
24,121,339.00          12/25/2008           1/25/2009
22,923,028.00          1/25/2009            2/25/2009
21,746,549.00          2/25/2009            3/25/2009
20,591,657.00          3/25/2009            4/25/2009
19,458,107.00          4/25/2009            5/25/2009
18,345,657.00          5/25/2009            6/25/2009
17,254,069.00          6/25/2009            7/25/2009
16,183,107.00          7/25/2009            8/25/2009
15,132,537.00          8/25/2009            9/25/2009
14,102,129.00          9/25/2009            10/25/2009

                                       12

13,091,654.00          10/25/2009           11/25/2009
12,100,888.00          11/25/2009           12/25/2009
11,129,607.00          12/25/2009           1/25/2010
10,177,591.00          1/25/2010            2/25/2010
9,244,621.00           2/25/2010            3/25/2010
8,330,483.00           3/25/2010            4/25/2010
7,434,963.00           4/25/2010            5/25/2010
6,557,850.00           5/25/2010            6/25/2010
5,698,937.00           6/25/2010            7/25/2010
4,858,016.00           7/25/2010            8/25/2010
4,034,885.00           8/25/2010            9/25/2010
3,229,343.00           9/25/2010            10/25/2010
2,441,189.00           10/25/2010           11/25/2010
1,670,228.00           11/25/2010           12/25/2010
916,264.00             12/25/2010           1/25/2011
179,105.00             1/25/2011            2/25/2011

                                       13

                                   EXHIBIT O-3

                      Class A-7 Yield Maintenance Agreement

                                      O-3-1

BANK OF AMERICA, N.A.

TO:       Banc of America Funding 2006-4 Trust
          Wells Fargo Bank, N.A. as Securities Administrator on behalf of Banc of America Funding 2006-4 Trust
          9062 Old Annapolis Road
          Columbia, MD 21046

          Attn:  Chris Regnier
          Tel:    410 884 2000
          Fax:    410 715 2380

CC:       Eric Daouphars
          9 West 57th Street
          New York, NY  10019
          212-583-8199

FROM:     Bank of America, National Association
          233 South Wacker Drive, 28th Floor
          Chicago, Illinois 60606
          Attention: Suzanne Buchta

DATE:     June 20, 2006

Our Reference Numbers:     4656488
Internal Tracking Numbers: 13933382

Dear Sir/Madam,

     The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Banc of America Funding 2006-4 Trust and
Bank of America, N.A., a national banking association organized under the laws of the United States of America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means Bank of
America, N.A., and "Party B" means Banc of America Funding 2006-4 Trust.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the
"Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

     Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, to be dated June 29, 2006 (the "Pooling and Servicing Agreement"), among Banc of
America Funding Corporation, U.S. Bank,

National Association, as trustee, and Wells Fargo Bank, N.A., as securities administrator and master servicer.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this
Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if
the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this
Confirmation will prevail for the purpose of this Transaction.

     Subject to Section 14 of this Agreement, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that
Transaction):

     (a) NON-RELIANCE. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

     (b) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

     (c) STATUS OF PARTIES. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                            For each Calculation Period, the
                                            Notional Amount shall equal the
                                            lesser of:

                                            (i)   USD 10,000,000.00

                                            (ii)  the Class Certificate Balance
                                                  of the Class A-7 Certificates
                                                  prior to distributions on the
                                                  Distribution Date (as defined
                                                  in the Pooling and Servicing
                                                  Agreement) related to the
                                                  Calculation Period. The
                                                  Securities Administrator shall
                                                  make available each month via
                                                  its website a statement
                                                  containing the Class

                                       2

                                            Certificate Balance of the Class A-7
                                            Certificates for such Calculation
                                            Period. The Securities
                                            Administrator's internet website
                                            shall initially be located at
                                            www.ctslink.com and assistance in
                                            using the website can be obtained by
                                            calling the Securities
                                            Administrator's investor relations
                                            desk at (301) 815-6600.

Trade Date:                                 19th June 2006

Effective Date:                             1st June 2006

Termination Date:                           1st June 2009

FIXED AMOUNTS:

Fixed Rate Payer:                           Party B

Fixed Rate Payer
Payment Dates:                              30th June 2006, subject to
                                            adjustment in accordance with the
                                            Following Business Day Convention.

Fixed Amount:                               USD [                         ]

FLOATING AMOUNTS:

Floating Rate Payer:                        Party A

Cap Rate:                                   As per Schedule A below

Floating Rate Payer Payment
Dates:                                      Delayed Payments shall be applicable
                                            - 22 Calendar Days after each
                                            Floating Rate Payer Period End Date,
                                            subject to adjustment in accordance
                                            with the Preceding Business Day
                                            Convention.

Floating Rate Payer
Period End Dates:                           The 1st of each Month, commencing on
                                            1st July 2006 and ending on the
                                            Termination Date. No Adjustment.

Floating Rate for initial
Calculation Period:                         5.27938%

                                       3

Floating Rate Option:                      USD-LIBOR-BBA

Designated Maturity:                       1 month

Spread:                                    None

Floating Rate Day
Count Fraction:                            30/360

Reset Dates:                               First day of each Calculation Period.

Business Days:                             New York

Calculation Agent:                         Party A

3.   FORM MASTER AGREEMENT.

     (a) "Specified Entity" means, in relation to Party A, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

     (b) "Specified Entity" means, in relation to Party B, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

     (c) "Specified Transaction" will have the meaning specified in Section 14 of the Form Master Agreement.

     (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the
Form Master Agreement will not apply to Party A or to Party B.

     (e) The "Automatic Early Termination" provision of Section 6(a) of the Form
Master Agreement will not apply to Party A or to Party B.

     (f) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New
York General Obligations Law).

     (g) The phrase "Termination Currency" means United States Dollars.

     (h) For the purpose of Section 6(e) of the Form Master Agreement, Market
Quotation and Second Method will apply.

4.   RECORDING OF CONVERSATIONS.

     Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this
Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

                                       4

5.   CREDIT SUPPORT DOCUMENT.

     In relation to Party A: Not Applicable.
     In relation to Party B: Not Applicable.

6.   CREDIT SUPPORT PROVIDER.

     In relation to Party A: Not Applicable.
     In relation to Party B: Not Applicable.

7.   ACCOUNT DETAILS.

         Account for payments to Party A:
                        USD
         NAME:          BANK OF AMERICA NA
         CITY:          NEW YORK
         ABA #:         026009593
         ATTN:          BOFAUS3N
         NAME:          BANK OF AMERICA NA
         CITY:          CHARLOTTE
         ACCT:          6550219386
         ATTN:          RATE DERIVATIVE SETTLEMENTS
         ATTN:          BOFAUS6SGDS

         Account for payments to Party B:

         NAME:           Wells Fargo Bank, N.A.
         CITY:           San Francisco, CA
         ABA #:          121-000-248
         ACCT:           3970771416
         FOR CREDIT TO:  SAS CLEARING
         FFC:            BAFC 2006-4
                         Account # 50928603

8.   OFFICES.

     The Office of Party A for this Transaction is:   Charlotte, North Carolina
                                                      Please send notices to
                                                      fax no. 1-866-255-1444.

     The Office of Party B for this Transaction is:   Wells Fargo Bank, N.A. as
                                                      Securities Administrator
                                                      on behalf of Banc of
                                                      America Funding 2006-4
                                                      Trust
                                                      9062 Old Annapolis Road
                                                      Columbia, MD 21045
                                                      Attn: Corporate Trust
                                                            Services BAFC 2006-4
                                                      Phone: 410-884-2000
                                                      Facsimile: 410-715-2380

                                       5

9.   ADDITIONAL PROVISIONS.

     (a) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as one of the parties to the Form Master Agreement ("X") shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless the other party ("Y") is required pursuant to appropriate proceedings to return to X or otherwise returns to X (upon demand of X, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a)(i) of the
Form Master Agreement with respect to X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the Defaulting Party; and
(ii) Y shall be entitled to designate an Early Termination Date (a) pursuant to
Section 10 below and/or (b) pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in (i)
either Section 5(b)(i) or 5(b)(ii) or 5(b)(v) of the Form Master Agreement with respect to Y as the Affected Party or (ii) Section 5(b)(iii) of the Form Master
Agreement with respect to Y as the Burdened Party.

     (b) Downgrade of Party A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5
Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost)
Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party B shall demand that Party A post Eligible Collateral (as designated in the approved Credit Support Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof within 10 Business Days of Party B's demand therefor. The Eligible
Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Valuation and posting of Eligible Collateral shall be made as of each Payment Date, unless Party A or
Bank of America Corporation are no longer reporting financial information publicly, then such valuation and posting must occur weekly. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral,
Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that
Party A's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings
Event is continuing with respect to Party A. For the purpose hereof, a "Ratings
Event" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A cease to be at least A and A-1 by
Standard & Poor's Ratings Service ("S&P") and at least A1 and P-1 by Moody's
Investors Service, Inc. ("Moody's") and at least A and F1 by Fitch Ratings
("Fitch"), to the extent such obligations are rated by S&P, Moody's and Fitch.
"Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates. The failure by Party A to post Eligible
Collateral in accordance herewith or to transfer its rights and obligations hereunder shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.

10.  ADDITIONAL TERMINATION EVENT.

     It shall be an Additional Termination Event if any amendment and/or supplement to any document that pertains to the Form Master Agreement and/or this Transaction is made without

                                       6

the prior written consent of Party A (such consent not to be unreasonably withheld), if such amendment and/or supplement would: (i) adversely affect any of Party A's rights or obligations hereunder and/or under the Form Master
Agreement; or (ii) modify the obligations of, or impair the ability of, Party B to fully perform any of Party B's obligations hereunder and/or under the Form
Master Agreement. In connection with such Additional Termination Event, Party B shall be the sole Affected Party.

11.  WAIVER OF RIGHT TO TRIAL BY JURY.

     EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY
WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
TRANSACTION.

12.  ELIGIBLE CONTRACT PARTICIPANT.

     Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as
amended.

13.  NOTICE BY FACSIMILE TRANSMISSION.

     Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

14.  REPRESENTATIONS.

     Wells Fargo Bank, N.A., acting on behalf of Party B, as Securities
Administrator, represents that: (a) it is duly organized and validly existing as a national banking association under the laws of the jurisdiction of its organization/formation; (b) it has been directed pursuant to the Pooling and
Servicing Agreement to enter into this Transaction (including the Form Master
Agreement) and to perform its obligations hereunder (and thereunder); (c) the
Transaction and the performance of its obligations hereunder (and under the Form
Master Agreement) do not violate any material obligation of such Party; (d) each of the Pooling and Servicing Agreement and the other transaction documents related thereto (the "Transaction Documents") to which it is a party has been duly authorized, executed and delivered by it; (e) assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing Agreement and the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligations of it, enforceable against it in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally; (f) the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Pooling and Servicing Agreement and the other Transaction
Documents to which Party B is a party, except such as may have been delivered to
Party A and to Party B; (g) to its knowledge, no event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default) has occurred under any of the Transaction
Documents to which Party B is a party; and (h) the person executing this
Confirmation is duly authorized to execute and deliver it on behalf of Party B.

                                       7

15.  MULTIBRANCH PARTY.

     For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is a
Multibranch Party, and may act through its Charlotte, North Carolina, Chicago,
Illinois, San Francisco, California, New York, New York, Boston, Massachusetts
or London, England Office or such other Office as may be agreed to by the parties in connection with a Transaction; and (b) Party B is not a Multibranch
Party.

16.  OTHER PROVISIONS.

     (a) Addresses for notices. As set forth on page 1 hereof and, with respect to Party A, the fax no. set forth on the signature page to this letter agreement.

     (b) For the purpose of Section 13(c) of the Form Master Agreement: (i)
Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

     (c) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

     (d) Party A may assign its rights and obligations hereunder to any entity so long as the Rating Agency Confirmation is satisfied.

     (e) USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify
Party B in accordance with the Act.

     (f) It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i)
this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred upon and vested in it thereunder and pursuant to instructions set forth therein,
(ii) each of the representations, undertakings and agreements herein made on behalf of the trust formed under the Pooling and Servicing Agreement is made and intended not as a personal representation, undertaking or agreement of the
Securities Administrator but is made and intended solely for the purpose of binding only Banc of America Funding 2006-4 Trust, and (iii) under no circumstances shall Wells Fargo Bank, N.A., in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it on behalf of Banc of America
Funding 2006-4 Trust under this Confirmation. Notwithstanding the foregoing (or anything to the contrary herein), Wells Fargo Bank, N.A. shall be liable for its own fraud, negligence, willful misconduct and/or bad faith.

     (g) The Events of Default specified under Sections 5(a)(ii) - 5(a)(vi) of the Form Master Agreement will not apply to either Party A or Party B.

     (h) With respect to Party B only, the provisions of Section 5(a)(vii)
clause 2 of the Form Master Agreement will not be applicable as an Event of
Default.

     (i) Without affecting the provisions of the Form Master Agreement requiring the

                                       8

calculation of certain net payment amounts, as a result of an Event of Default or Additional Termination Event or otherwise, all payments under the Form Master
Agreement will be made without setoff.

     (j) Party A agrees that it will not, prior to the date that is one year and one day from the Trade Date, acquiesce in, petition or otherwise invoke or cause
Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of
Party B. Nothing herein (nor in the Form Master Agreement) shall prevent Party A from participating in any such proceeding once commenced.

     (k) Section 9(b) of the Form Master Agreement is hereby amended by adding the following at the end of such Section: ", and unless the Rating Agency
Condition is satisfied, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error."

     (l) Before any amendment and/or supplement is made to any document that pertains to the Form Master Agreement and/or any Transaction thereunder, Party B must first obtain the prior written consent of Party A (such consent not to be unreasonably withheld) if such amendment and/or supplement would: (a) adversely affect any of Party A's rights or obligations under the Form Master Agreement;
or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations under the Form Master Agreement.

17. COMPLIANCE WITH REGULATION AB. In connection with the Pooling and Servicing
Agreement, the Sponsor has advised Party B that this Confirmation is a derivative instrument as described in Item 1115 of Regulation AB under the
Securities Act of 1933 and the Securities Exchange Act of 1934, as amended
("Regulation AB"), and not a credit support contract described in Item 1114 of
Regulation AB.

     (a) In accordance with Regulation AB, Party A represents that: (i) the name of the derivative counterparty is Bank of America, N.A.; (ii) the organizational form of the derivative counterparty is a national banking association organized under the laws of the United States; and (iii) the general character of the business of the derivative counterparty is to be engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.

     (b) Party A has been advised that Party B (and/or certain affiliates of
Party B) is required under Regulation AB to disclose certain financial information regarding Party A depending on the applicable "significance percentage" of this Confirmation, as calculated from time to time in accordance with Item 1115 of Regulation AB (as discussed in the Pooling and Servicing
Agreement). Party A has been advised by the Sponsor (as defined in the Pooling and Servicing Agreement) that the applicable "significance percentage" of this
Confirmation is less than 10%, and accordingly, no financial information regarding Party A need be disclosed at this time in accordance with Item 1115 of
Regulation AB.

                                       9

     (c) If required, Party A shall provide to Party B the applicable financial information described under Item 1115(b)(1) or (b)(2), as applicable, of
Regulation AB (the "Reg AB Information") within five (5) Local Business Days of receipt of a written request for such Reg AB Information by Party B (the
"Response Period"), so long as the Sponsor has advised Party B in good faith, that such information is required under Regulation AB; provided, however, that if Party A, in good faith, determines that it is unable to provide the Reg AB
Information within the Response Period, then, subject to the Rating Agency
Condition, Party A shall use reasonable efforts to cause a Reg AB Approved
Entity (as defined below) to replace Party A as party to this Confirmation on terms substantially similar to this Confirmation prior to the expiration of the
Response Period.

     (d) "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the Approved Rating
Thresholds (as defined below). If Party B requests (in writing) the Reg AB
Information from Party A, then Party B shall promptly (and in any event within two (2) Local Business Days of the date of the request for the Reg AB
Information) provide Party A with a written explanation of how the significance percentage was calculated.

     (e) "Approved Rating Thresholds" means a long-term and short-term senior unsecured deposit rating of at least A and A-1 by S&P, A1 and P-1 by Moody's or
A and F1 by Fitch, to the extent such obligations are rated by S&P, Moody's and
Fitch.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of Global Derivative
Operations (fax no. 1-866-255-1444)). Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

                                       10

Yours sincerely,

Bank of America, N.A.

By:
    -------------------------------
    Name:
    Title:

Confirmed as of the date above:

Banc of America Funding 2006-4 Trust

By: Wells Fargo Bank, N.A. acting as Securities Administrator on behalf of Banc of America Funding 2006-4 Trust

By:
    -------------------------------
    Name:
    Title:

                                       11

                                   SCHEDULE A
                                  REF: 4656488
--------------------------------------------------------------------------------
         START DATE                 END DATE                STRIKE RATE
         ----------                 --------                -----------
--------------------------------------------------------------------------------
          6/1/2006                  7/1/2006                  5.50000
--------------------------------------------------------------------------------
          7/1/2006                  8/1/2006                  5.50000
--------------------------------------------------------------------------------
          8/1/2006                  9/1/2006                  5.50000
--------------------------------------------------------------------------------
          9/1/2006                  10/1/2006                 4.75000
--------------------------------------------------------------------------------
         10/1/2006                  11/1/2006                 4.75000
--------------------------------------------------------------------------------
         11/1/2006                  12/1/2006                 4.75000
--------------------------------------------------------------------------------
         12/1/2006                  1/1/2007                  4.75000
--------------------------------------------------------------------------------
          1/1/2007                  2/1/2007                  4.75000
--------------------------------------------------------------------------------
          2/1/2007                  3/1/2007                  4.75000
--------------------------------------------------------------------------------
          3/1/2007                  4/1/2007                  4.75000
--------------------------------------------------------------------------------
          4/1/2007                  5/1/2007                  4.75000
--------------------------------------------------------------------------------
          5/1/2007                  6/1/2007                  4.75000
--------------------------------------------------------------------------------
          6/1/2007                  7/1/2007                  4.75000
--------------------------------------------------------------------------------
          7/1/2007                  8/1/2007                  4.75000
--------------------------------------------------------------------------------
          8/1/2007                  9/1/2007                  4.75000
--------------------------------------------------------------------------------
          9/1/2007                  10/1/2007                 4.75000
--------------------------------------------------------------------------------
         10/1/2007                  11/1/2007                 4.75000
--------------------------------------------------------------------------------
         11/1/2007                  12/1/2007                 4.75000
--------------------------------------------------------------------------------
         12/1/2007                  1/1/2008                  4.75000
--------------------------------------------------------------------------------
          1/1/2008                  2/1/2008                  4.75000
--------------------------------------------------------------------------------
          2/1/2008                  3/1/2008                  4.75000
--------------------------------------------------------------------------------
          3/1/2008                  4/1/2008                  4.75000
--------------------------------------------------------------------------------
          4/1/2008                  5/1/2008                  4.75000
--------------------------------------------------------------------------------
          5/1/2008                  6/1/2008                  4.75000
--------------------------------------------------------------------------------
          6/1/2008                  7/1/2008                  4.75000
--------------------------------------------------------------------------------
          7/1/2008                  8/1/2008                  4.75000
--------------------------------------------------------------------------------

                                       12

--------------------------------------------------------------------------------
          8/1/2008                  9/1/2008                  4.75000
--------------------------------------------------------------------------------
          9/1/2008                  10/1/2008                 4.75000
--------------------------------------------------------------------------------
         10/1/2008                  11/1/2008                 4.75000
--------------------------------------------------------------------------------
         11/1/2008                  12/1/2008                 4.75000
--------------------------------------------------------------------------------
         12/1/2008                  1/1/2009                  4.75000
--------------------------------------------------------------------------------
          1/1/2009                  2/1/2009                  4.75000
--------------------------------------------------------------------------------
          2/1/2009                  3/1/2009                  4.75000
--------------------------------------------------------------------------------
          3/1/2009                  4/1/2009                  4.75000
--------------------------------------------------------------------------------
          4/1/2009                  5/1/2009                  4.75000
--------------------------------------------------------------------------------
          5/1/2009                  6/1/2009                  4.75000
--------------------------------------------------------------------------------

                                       13

                                    EXHIBIT P

                           Relevant Servicing Criteria

      For purposes of this Exhibit P, "NC" shall refer to National City
Mortgage, "ST" shall refer to SunTrust, "WAMU" shall refer to Washington Mutual and "WFB" shall refer to Wells Fargo Bank, each in its capacity as a Servicer.

--------------------------------------------------------------------------------------------------
                        SERVICING CRITERIA                                PARTIES RESPONSIBLE
--------------------------------------------------------------------------------------------------
   REFERENCE                          CRITERIA
--------------------------------------------------------------------------------------------------
                          GENERAL SERVICING CONSIDERATIONS
--------------------------------------------------------------------------------------------------

1122(d)(1)(i)      Policies and procedures are instituted to         Master Servicer, Securities
                   monitor any performance or other triggers and     Administrator, BANA, GMACM,
                   events of default in accordance with the          NC, ST, WAMU and WFB
                   transaction agreements.
--------------------------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities are          Master Servicer, Securities
                   outsourced to third parties, policies and         Administrator, BANA, GMACM,
                   procedures are instituted to monitor the third    NC, ST, WAMU and WFB
                   party's performance and compliance with such
                   servicing activities.
--------------------------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction agreements    Not applicable
                   to maintain a back-up servicer for the mortgage
                   loans are maintained.
--------------------------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions policy   BANA, GMACM, NC, ST, WAMU and
                   is in effect on the party participating in the    WFB
                   servicing function throughout the reporting
                   period in the amount of coverage required by
                   and otherwise in accordance with the terms of
                   the transaction agreements.
--------------------------------------------------------------------------------------------------
                         CASH COLLECTION AND ADMINISTRATION
--------------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on mortgage loans are deposited into     Master Servicer, Securities
                   the appropriate custodial bank accounts and       Administrator, BANA, GMACM,
                   related bank clearing accounts no more than two   NC, ST, WAMU and WFB
                   business days following receipt, or such other
                   number of days specified in the transaction
                   agreements.
--------------------------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer on behalf    Master Servicer, Securities
                   of an obligor or to an investor are made only     Administrator, BANA, GMACM,
                   by authorized personnel.                          NC, ST, WAMU and WFB
--------------------------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding         Master Servicer, Securities
                   collections, cash flows or distributions, and     Administrator, BANA, GMACM,
                   any interest or other fees charged for such       NC, ST, WAMU and WFB
                   advances, are made, reviewed and approved as
                   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------

                                       P-1

--------------------------------------------------------------------------------------------------
                        SERVICING CRITERIA                                PARTIES RESPONSIBLE
--------------------------------------------------------------------------------------------------
   REFERENCE                          CRITERIA
--------------------------------------------------------------------------------------------------

1122(d)(2)(iv)     The related accounts for the transaction, such    Master Servicer, Securities
                   as cash reserve accounts or accounts              Administrator, BANA, GMACM,
                   established as a form of overcollateralization,   NC, ST, WAMU and WFB
                   are separately maintained (e.g., with respect
                   to commingling of cash) as set forth in the
                   transaction agreements.
--------------------------------------------------------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained at a         Master Servicer, Securities
                   federally insured depository institution as set   Administrator, BANA, GMACM,
                   forth in the transaction agreements.  For         NC, ST, WAMU and WFB
                   purposes of this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a foreign
                   financial institution
                   that meets the requirements of Rule 13k-1(b)(1)
                   of the Securities Exchange Act.
--------------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to          Master Servicer, Securities
                   prevent unauthorized access.                      Administrator, BANA, GMACM,
                                                                     NC, ST, WAMU and WFB
--------------------------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis   Master Servicer, Securities
                   for all asset-backed securities related bank      Administrator, BANA, GMACM,
                   accounts, including custodial accounts and        NC, ST, WAMU and WFB
                   related bank clearing accounts. These
                   reconciliations are (A) mathematically
                   accurate; (B) prepared within 30 calendar days
                   after the bank statement cutoff date, or such
                   other number of days specified in the
                   transaction agreements; (C) reviewed and
                   approved by someone other than the person who
                   prepared the reconciliation; and (D) contain
                   explanations for reconciling items. These
                   reconciling items are resolved within 90
                   calendar days of their original identification,
                   or such other number of days specified in the
                   transaction agreements.
--------------------------------------------------------------------------------------------------
                         INVESTOR REMITTANCES AND REPORTING
--------------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including those to be       Master Servicer, Securities
                   filed with the Commission, are maintained in      Administrator, BANA, GMACM,
                   accordance with the transaction agreements and    NC, ST, WAMU and WFB
                   applicable Commission requirements.
                   Specifically, such reports (A) are prepared in
                   accordance with timeframes and other terms set
                   forth in the transaction agreements; (B)
                   provide information calculated in accordance
                   with the terms specified in the transaction
                   agreements; (C) are filed with the Commission
                   as required by its rules and regulations; and
                   (D) agree with investors' or the trustee's
                   records as to the total unpaid principal
                   balance and number of mortgage loans serviced
                   by the Servicer.
--------------------------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are allocated and        Master Servicer, Securities
                   remitted in accordance with timeframes,           Administrator, BANA, GMACM,
                   distribution priority and other terms set forth   NC, ST, WAMU and WFB
                   in the transaction agreements.
--------------------------------------------------------------------------------------------------

                                       P-2

--------------------------------------------------------------------------------------------------
                        SERVICING CRITERIA                                PARTIES RESPONSIBLE
--------------------------------------------------------------------------------------------------
   REFERENCE                          CRITERIA
--------------------------------------------------------------------------------------------------

1122(d)(3)(iii)    Disbursements made to an investor are posted      Master Servicer, Securities
                   within two business days to the Servicer's        Administrator, BANA, GMACM,
                   investor records, or such other number of days    NC, ST, WAMU and WFB
                   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per the investor    Master Servicer, Securities
                   reports agree with cancelled checks, or other     Administrator, BANA, GMACM,
                   form of payment, or custodial bank statements.    NC, ST, WAMU and WFB
--------------------------------------------------------------------------------------------------
                              POOL ASSET ADMINISTRATION
--------------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on mortgage loans is       Custodian, BANA, GMACM, NC,
                   maintained as required by the transaction         ST, WAMU and WFB
                   agreements or related mortgage loan documents.
--------------------------------------------------------------------------------------------------
1122(d)(4)(ii)     Mortgage loan and related documents are           Custodian, BANA, GMACM, NC,
                   safeguarded as required by the transaction        ST, WAMU and WFB
                   agreements
--------------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions to the   BANA, GMACM, NC, ST, WAMU and
                   asset pool are made, reviewed and approved in     WFB
                   accordance with any conditions or requirements
                   in the transaction agreements.
--------------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on mortgage loans, including any         BANA, GMACM, NC, ST, WAMU and
                   payoffs, made in accordance with the related      WFB
                   mortgage loan documents are posted to the
                   Servicer's obligor records maintained no more
                   than two business days after receipt, or such
                   other number of days specified in the
                   transaction agreements, and allocated to
                   principal, interest or other items (e.g.,
                   escrow) in accordance with the related mortgage
                   loan documents.
--------------------------------------------------------------------------------------------------
1122(d)(4)(v)      The Servicer's records regarding the mortgage     BANA, GMACM, NC, ST, WAMU and
                   loans agree with the Servicer's records with      WFB
                   respect to an obligor's unpaid principal
                   balance.
--------------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or status of    BANA, GMACM, NC, ST, WAMU and
                   an obligor's mortgage loans (e.g., loan           WFB
                   modifications or re-agings) are made, reviewed
                   and approved by authorized personnel in
                   accordance with the transaction agreements and
                   related pool asset documents.
--------------------------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,        BANA, GMACM, NC, ST, WAMU and
                   forbearance plans, modifications and deeds in     WFB
                   lieu of foreclosure, foreclosures and
                   repossessions, as applicable) are initiated,
                   conducted and concluded in accordance with the
                   timeframes or other requirements established by
                   the transaction agreements.
--------------------------------------------------------------------------------------------------

                                       P-3

--------------------------------------------------------------------------------------------------
                        SERVICING CRITERIA                                PARTIES RESPONSIBLE
--------------------------------------------------------------------------------------------------
   REFERENCE                          CRITERIA
--------------------------------------------------------------------------------------------------

1122(d)(4)(viii)   Records documenting collection efforts are        BANA, GMACM, NC, ST, WAMU and
                   maintained during the period a mortgage loan      WFB
                   is delinquent in accordance with the
                   transaction agreements. Such records are
                   maintained on at least a monthly basis, or such
                   other period specified in the transaction
                   agreements, and describe the entity's
                   activities in monitoring delinquent mortgage
                   loans including, for example, phone calls,
                   letters and payment rescheduling plans in cases
                   where delinquency is deemed temporary (e.g.,
                   illness or unemployment).
--------------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of         BANA, GMACM, NC, ST, WAMU and
                   return for mortgage loans with variable rates     WFB
                   are computed based on the related mortgage
                   loan documents.
--------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an          BANA, GMACM, NC, ST, WAMU and
                   obligor (such as escrow accounts):  (A) such      WFB
                   funds are analyzed, in accordance with the
                   obligor's mortgage loan documents, on at least
                   an annual basis, or such other period specified
                   in the transaction agreements; (B) interest on
                   such funds is paid, or credited, to obligors in
                   accordance with applicable mortgage loan
                   documents and state laws; and (C) such funds
                   are returned to the obligor within 30 calendar
                   days of full repayment of the related mortgage
                   loans, or such other number of days specified
                   in the transaction agreements.
--------------------------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an obligor (such       BANA, GMACM, NC, ST, WAMU and
                   as tax or insurance payments) are made on or      WFB
                   before the related penalty or expiration dates,
                   as indicated on the appropriate bills or
                   notices for such payments, provided that such
                   support has been received by the servicer at
                   least 30 calendar days prior to these dates, or
                   such other number of days specified in the
                   transaction agreements.
--------------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection with     BANA, GMACM, NC, ST, WAMU and
                   any payment to be made on behalf of an            WFB
                   obligor are paid from the servicer's funds and
                   not charged to the obligor, unless the late
                   payment was due to the obligor's error or
                   omission.
--------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor        BANA, GMACM, NC, ST, WAMU and
                   are posted within two business days to the        WFB
                   obligor's records maintained by the servicer,
                   or such other number of days specified in the
                   transaction agreements.
--------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible      Master Servicer, Securities
                   accounts are recognized and recorded in           Administrator, BANA, GMACM,
                   accordance with the transaction agreements.       NC, ST, WAMU and WFB
--------------------------------------------------------------------------------------------------

                                       P-4

--------------------------------------------------------------------------------------------------
                        SERVICING CRITERIA                                PARTIES RESPONSIBLE
--------------------------------------------------------------------------------------------------
   REFERENCE                          CRITERIA
--------------------------------------------------------------------------------------------------

1122(d)(4)(xv)     Any external enhancement or other support,        Master Servicer and
                   identified in Item 1114(a)(1) through (3) or      Securities Administrator
                   Item 1115 of Regulation AB, is maintained as
                   set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------

                                       P-5

                                    EXHIBIT Q

                         Additional Form 10-D Disclosure

--------------------------------------------------------------------------------
                        ADDITIONAL FORM 10-D DISCLOSURE
--------------------------------------------------------------------------------
           ITEM ON FORM 10-D                         PARTY RESPONSIBLE
--------------------------------------------------------------------------------
     ITEM 1: DISTRIBUTION AND POOL                    Master Servicer
        PERFORMANCE INFORMATION                  Securities Administrator
                                                         Depositor
Any information required by 1121 which
is NOT included on the Monthly Statement
--------------------------------------------------------------------------------
       ITEM 2: LEGAL PROCEEDINGS

Any legal proceeding pending against the
following entities or their respective
property, that is material to
Certificateholders, including any
proceeding sknown to be contemplated by
governmental authorities:
--------------------------------------------------------------------------------
o Issuing Entity (Trust Fund)              Trustee, Master Servicer, Securities
                                                Administrator and Depositor
--------------------------------------------------------------------------------
o Sponsor (Seller)                           Seller (if a party to the Pooling
                                                 and Servicing Agreement)
                                                       or Depositor
--------------------------------------------------------------------------------
o Depositor                                              Depositor
--------------------------------------------------------------------------------
o Trustee                                                 Trustee
--------------------------------------------------------------------------------
o Securities Administrator                       Securities Administrator
--------------------------------------------------------------------------------
o Master Servicer                                     Master Servicer
--------------------------------------------------------------------------------
o Custodian                                              Custodian
--------------------------------------------------------------------------------
o 1110(b) Originator                                     Depositor
--------------------------------------------------------------------------------
o Any 1108(a)(2) Servicer (other than                 Master Servicer
the Master Servicer or Securities
Administrator)
--------------------------------------------------------------------------------
o Any other party contemplated by                        Depositor
1100(d)(1)
--------------------------------------------------------------------------------
 ITEM 3: SALE OF SECURITIES AND USE OF                   Depositor
                PROCEEDS
Information from Item 2(a) of Part II of
Form 10-Q:

With respect to any sale of securities
by the sponsor, depositor or issuing
entity, that are backed by the same
asset pool or are otherwise issued by
the issuing entity, whether or not
registered, provide the sales and use of
proceeds information in Item 701 of
Regulation S-K. Pricing information can
be omitted if securities were not
registered.
--------------------------------------------------------------------------------
ITEM 4: DEFAULTS UPON SENIOR SECURITIES          Securities Administrator

Information from Item 3 of Part II of
Form 10-Q:
--------------------------------------------------------------------------------

                                       Q-1

--------------------------------------------------------------------------------
                        ADDITIONAL FORM 10-D DISCLOSURE
--------------------------------------------------------------------------------
           ITEM ON FORM 10-D                         PARTY RESPONSIBLE
--------------------------------------------------------------------------------
Report the occurrence of any Event of
Default (after expiration of any grace
period and provision of any required
notice)
--------------------------------------------------------------------------------
ITEM 5: SUBMISSION OF MATTERS TO A VOTE          Securities Administrator
          OF SECURITY HOLDERS

Information from Item 4 of Part II of
Form 10-Q
--------------------------------------------------------------------------------
  ITEM 6: SIGNIFICANT OBLIGORS OF POOL                   Depositor
                 ASSETS

Item 1112(b) - Significant Obligor
Financial Information*
--------------------------------------------------------------------------------
*This information need only be reported
on the Form 10-D for the distribution
period in which updated information is
required pursuant to the Item.
--------------------------------------------------------------------------------
    ITEM 7: SIGNIFICANT ENHANCEMENT
          PROVIDER INFORMATION

Item 1114(b)(2) - Credit Enhancement
Provider Financial Information*
--------------------------------------------------------------------------------
o Determining applicable disclosure              Securities Administrator
threshold
--------------------------------------------------------------------------------
o Requesting required financial                  Securities Administrator
information or effecting incorporation
by reference
--------------------------------------------------------------------------------
 Item 1115(b) - Derivative Counterparty
         Financial Information*
--------------------------------------------------------------------------------
o Determining current maximum probable                   Depositor
exposure
--------------------------------------------------------------------------------
o Determining current significance               Securities Administrator
percentage
--------------------------------------------------------------------------------
o Requesting required financial                  Securities Administrator
information or effecting incorporation
by reference
--------------------------------------------------------------------------------
*This information need only be reported
on the Form 10-D for the distribution
period in which updated information is
required pursuant to the Items.
--------------------------------------------------------------------------------
ITEM 8: OTHER INFORMATION                      Any party responsible for the
                                            applicable Form 8-K Disclosure item
Disclose any information required to be
reported on Form 8-K during the period
covered by the Form 10-D but not
reported
--------------------------------------------------------------------------------
            ITEM 9: EXHIBITS
--------------------------------------------------------------------------------
Monthly Statement to Certificateholders          Securities Administrator
--------------------------------------------------------------------------------
    Exhibits required by Item 601 of                     Depositor
    Regulation S-K, such as material
               agreements
--------------------------------------------------------------------------------

                                       Q-2

                                    EXHIBIT R

                         Additional Form 10-K Disclosure

--------------------------------------------------------------------------------
                        ADDITIONAL FORM 10-K DISCLOSURE
--------------------------------------------------------------------------------
           ITEM ON FORM 10-K                         PARTY RESPONSIBLE
--------------------------------------------------------------------------------
   ITEM 1B: UNRESOLVED STAFF COMMENTS                    Depositor
--------------------------------------------------------------------------------
       ITEM 9B: OTHER INFORMATION                Any party responsible for
Disclose any information required to be        disclosure items on Form 8-K
reported on Form 8-K during the fourth
quarter covered by the Form 10-K but not
reported
--------------------------------------------------------------------------------
      ITEM 15: EXHIBITS, FINANCIAL               Securities Administrator
          STATEMENT SCHEDULES                            Depositor
--------------------------------------------------------------------------------
    REG AB ITEM 1112(B): SIGNIFICANT
         OBLIGORS OF POOL ASSETS
--------------------------------------------------------------------------------
Significant Obligor Financial                            Depositor
Information*
--------------------------------------------------------------------------------
*This information need only be reported
on the Form 10-D for the distribution
period in which updated information is
required pursuant to the Item.
--------------------------------------------------------------------------------
     REG AB ITEM 1114(B)(2): CREDIT
     ENHANCEMENT PROVIDER FINANCIAL
              INFORMATION
--------------------------------------------------------------------------------
o Determining applicable disclosure              Securities Administrator
threshold
--------------------------------------------------------------------------------
o Requesting required financial                  Securities Administrator
information or effecting incorporation
by reference
--------------------------------------------------------------------------------
*This information need only be reported
on the Form 10-D for the distribution
period in which updated information is
required pursuant to the Items.
--------------------------------------------------------------------------------
    REG AB ITEM 1115(B): DERIVATIVE
         COUNTERPARTY FINANCIAL
              INFORMATION
--------------------------------------------------------------------------------
o Determining current maximum probable                   Depositor
exposure
--------------------------------------------------------------------------------
o Determining current significance               Securities Administrator
percentage
--------------------------------------------------------------------------------
o Requesting required financial                  Securities Administrator
information or effecting incorporation
by reference
--------------------------------------------------------------------------------
*This information need only be reported
on the Form 10-D for the distribution
period in which updated information is
required pursuant to the Items.
--------------------------------------------------------------------------------
 REG AB ITEM 1117: LEGAL PROCEEDINGS

Any legal proceeding pending against the
following entities or their respective
property, that is material to
Certificateholders, including any
proceeding sknown to be contemplated by
--------------------------------------------------------------------------------

                                       R-1

--------------------------------------------------------------------------------
                        ADDITIONAL FORM 10-K DISCLOSURE
--------------------------------------------------------------------------------
           ITEM ON FORM 10-K                         PARTY RESPONSIBLE
--------------------------------------------------------------------------------
governmental authorities:
--------------------------------------------------------------------------------
o Issuing Entity (Trust Fund)              Trustee, Master Servicer, Securities
                                                Administrator and Depositor
--------------------------------------------------------------------------------
o Sponsor (Seller)                           Seller (if a party to the Pooling
                                                 and Servicing Agreement)
                                                       or Depositor
--------------------------------------------------------------------------------
o Depositor                                              Depositor
--------------------------------------------------------------------------------
o Trustee                                                 Trustee
--------------------------------------------------------------------------------
o Securities Administrator                       Securities Administrator
--------------------------------------------------------------------------------
o Master Servicer                                     Master Servicer
--------------------------------------------------------------------------------
o Custodian                                              Custodian
--------------------------------------------------------------------------------
o 1110(b) Originator                                     Depositor
--------------------------------------------------------------------------------
o Any 1108(a)(2) Servicer (other than                 Master Servicer
the Master Servicer or Securities
Administrator)
--------------------------------------------------------------------------------
o Any other party contemplated by                        Depositor
1100(d)(1)
--------------------------------------------------------------------------------
     REG AB ITEM 1119: AFFILIATIONS
           AND RELATIONSHIPS
--------------------------------------------------------------------------------
Whether (a) the Sponsor (Seller),                   Depositor as to (a)
Depositor or Issuing Entity is an                Sponsor/Seller as to (a)
affiliate of the following parties, and
(b) to the extent known and material,
any of the following parties are
affiliated with one another:
--------------------------------------------------------------------------------
o Master Servicer                                     Master Servicer
--------------------------------------------------------------------------------
o Securities Administrator                       Securities Administrator
--------------------------------------------------------------------------------
o Trustee                                                 Trustee
--------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                       Master Servicer
--------------------------------------------------------------------------------
o Any 1110 Originator                                Depositor/Sponsor
--------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                    Depositor/Sponsor
--------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider               Depositor/Sponsor
--------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty Provider            Depositor/Sponsor
--------------------------------------------------------------------------------
o Any other 1101(d)(1) material party                Depositor/Sponsor
--------------------------------------------------------------------------------
Whether there are any "outside the                  Depositor as to (a)
ordinary course business arrangements"           Sponsor/Seller as to (a)
other than would be obtained in an arm's
length transaction between (a) the
Sponsor (Seller), Depositor or Issuing
Entity on the one hand, and (b) any of
the following parties (or their
affiliates) on the other hand, that
exist currently or within the past two
years and that are material to a
Certificateholder's understanding of the
Certificates:
--------------------------------------------------------------------------------
o Master Servicer                                     Master Servicer
--------------------------------------------------------------------------------
o Securities Administrator                       Securities Administrator
--------------------------------------------------------------------------------
o Trustee                                                 Trustee
--------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                       Master Servicer
--------------------------------------------------------------------------------

                                       R-2

--------------------------------------------------------------------------------
                        ADDITIONAL FORM 10-K DISCLOSURE
--------------------------------------------------------------------------------
           ITEM ON FORM 10-K                         PARTY RESPONSIBLE
--------------------------------------------------------------------------------
o Any 1110 Originator                                Depositor/Sponsor
--------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                    Depositor/Sponsor
--------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider               Depositor/Sponsor
--------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty                     Depositor/Sponsor
Provider
--------------------------------------------------------------------------------
o Any other 1101(d)(1) material party                Depositor/Sponsor
--------------------------------------------------------------------------------
Whether there are any specific                      Depositor as to (a)
relationships involving the transaction          Sponsor/Seller as to (a)
or the pool assets between (a) the
Sponsor (Seller), Depositor or Issuing
Entity on the one hand, and (b) any of
the following parties (or their
affiliates) on the other hand, that
exist currently or within the past two
years and that are material:
--------------------------------------------------------------------------------
o Master Servicer                                     Master Servicer
--------------------------------------------------------------------------------
o Securities Administrator                       Securities Administrator
--------------------------------------------------------------------------------
o Trustee                                                 Trustee
--------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                       Master Servicer
--------------------------------------------------------------------------------
o Any 1110 Originator                                Depositor/Sponsor
--------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                    Depositor/Sponsor
--------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider               Depositor/Sponsor
--------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty                     Depositor/Sponsor
Provider
--------------------------------------------------------------------------------
o Any other 1101(d)(1) material party                Depositor/Sponsor
--------------------------------------------------------------------------------

                                       R-3

                                    EXHIBIT S

                         Form 8-K Disclosure Information

--------------------------------------------------------------------------------
                         FORM 8-K DISCLOSURE INFORMATION
--------------------------------------------------------------------------------
            ITEM ON FORM 8-K                         PARTY RESPONSIBLE
--------------------------------------------------------------------------------
    ITEM 1.01- ENTRY INTO A MATERIAL                    All parties
          DEFINITIVE AGREEMENT

Disclosure is required regarding entry
into or amendment of any definitive
agreement that is material to the
securitization, even if depositor is not
a party.

Examples: servicing agreement, custodial
agreement.

Note: disclosure not required as to
definitive agreements that are fully
disclosed in the prospectus
--------------------------------------------------------------------------------
  ITEM 1.02- TERMINATION OF A MATERIAL                  All parties
          DEFINITIVE AGREEMENT

Disclosure is required regarding
termination of any definitive agreement
that is material to the securitization
(other than expiration in accordance
with its terms), even if depositor is
not a party.

Examples: servicing agreement, custodial
agreement.
--------------------------------------------------------------------------------
ITEM 1.03- BANKRUPTCY OR RECEIVERSHIP                    Depositor

Disclosure is required regarding the
bankruptcy or receivership, with respect
to any of the following:
--------------------------------------------------------------------------------
o Sponsor (Seller)                              Depositor/Sponsor (Seller)
--------------------------------------------------------------------------------
o Depositor                                              Depositor
--------------------------------------------------------------------------------
o Master Servicer                                     Master Servicer
--------------------------------------------------------------------------------
o Affiliated Servicer                                 Master Servicer
--------------------------------------------------------------------------------
o Other Servicer  servicing 20% or more               Master Servicer
of the pool assets at the time of the
report
--------------------------------------------------------------------------------
o Other material servicers                            Master Servicer
--------------------------------------------------------------------------------
o Trustee                                                 Trustee
--------------------------------------------------------------------------------
o Securities Administrator                       Securities Administrator
--------------------------------------------------------------------------------
o Significant Obligor                                    Depositor
--------------------------------------------------------------------------------
o Credit Enhancer (10% or more)                          Depositor
--------------------------------------------------------------------------------
o Derivative Counterparty                                Depositor
--------------------------------------------------------------------------------

                                       S-1

--------------------------------------------------------------------------------
                         FORM 8-K DISCLOSURE INFORMATION
--------------------------------------------------------------------------------
            ITEM ON FORM 8-K                         PARTY RESPONSIBLE
--------------------------------------------------------------------------------
o Custodian                                              Custodian
--------------------------------------------------------------------------------
   ITEM 2.04- TRIGGERING EVENTS THAT                     Depositor
    ACCELERATE OR INCREASE A DIRECT                   Master Servicer
 FINANCIAL OBLIGATION OR AN OBLIGATION           Securities Administrator
 UNDER AN OFF-BALANCE SHEET ARRANGEMENT

Includes an early amortization,
performance trigger or other event,
including event of default, that would
materially alter the payment
priority/distribution of cash
flows/amortization schedule.

Disclosure will be made of events other
than waterfall triggers which are
disclosed in the monthly statements to
the certificateholders.
--------------------------------------------------------------------------------
  ITEM 3.03- MATERIAL MODIFICATION TO            Securities Administrator
       RIGHTS OF SECURITY HOLDERS                         Trustee

Disclosure is required of any material
modification to documents defining the
rights of Certificateholders, including
the Pooling and Servicing Agreement.
--------------------------------------------------------------------------------
  ITEM 5.03- AMENDMENTS OF ARTICLES OF                   Depositor
   INCORPORATION OR BYLAWS; CHANGE OF
              FISCAL YEAR
Disclosure is required of any amendment
"to the governing documents of the
issuing entity".
--------------------------------------------------------------------------------
    ITEM 6.01- ABS INFORMATIONAL AND                     Depositor
         COMPUTATIONAL MATERIAL
--------------------------------------------------------------------------------
    ITEM 6.02- CHANGE OF SERVICER OR            Master Servicer/Securities
        SECURITIES ADMINISTRATOR                  Administrator/Depositor

Requires disclosure of any removal,
replacement, substitution or addition of
any master servicer, affiliated
servicer, other servicer servicing 10%
or more of pool assets at time of
report, other material servicers or
trustee.
--------------------------------------------------------------------------------
Reg AB disclosure about any new master                Master Servicer
servicer is also required.
--------------------------------------------------------------------------------
Reg AB disclosure about any new Trustee                   Trustee
is also required.
--------------------------------------------------------------------------------
ITEM 6.03- CHANGE IN CREDIT ENHANCEMENT     Depositor/Securities Administrator
          OR EXTERNAL SUPPORT
Covers termination of any enhancement in
manner other than by its terms, the
addition of an
--------------------------------------------------------------------------------

                                       S-2

--------------------------------------------------------------------------------
                         FORM 8-K DISCLOSURE INFORMATION
--------------------------------------------------------------------------------
            ITEM ON FORM 8-K                         PARTY RESPONSIBLE
--------------------------------------------------------------------------------
enhancement, or a material change in the
enhancement provided. Applies to
external credit enhancements as well as
derivatives.
--------------------------------------------------------------------------------
Reg AB disclosure about any new                          Depositor
enhancement provider is also required.
--------------------------------------------------------------------------------
 ITEM 6.04- FAILURE TO MAKE A REQUIRED           Securities Administrator
              DISTRIBUTION
--------------------------------------------------------------------------------
   ITEM 6.05- SECURITIES ACT UPDATING                    Depositor
               DISCLOSURE

If any material pool characteristic
differs by 5% or more at the time of
issuance of the securities from the
description in the final prospectus,
provide updated Reg AB disclosure about
the actual asset pool.
--------------------------------------------------------------------------------
If there are any new servicers or
originators required to be disclosed
under Depositor Regulation AB as a
result of the foregoing, provide the
information called for in Items 1108 and
1110 respectively.
--------------------------------------------------------------------------------
      ITEM 7.01- REG FD DISCLOSURE                       Depositor
--------------------------------------------------------------------------------
        ITEM 8.01- OTHER EVENTS                          Depositor

Any event, with respect to which
information is not otherwise called for
in Form 8-K, that the registrant deems
of importance to certificateholders.

--------------------------------------------------------------------------------
  ITEM 9.01- FINANCIAL STATEMENTS AND              Responsible party for
                EXHIBITS                    reporting/disclosing the financial
                                                   statement or exhibit
--------------------------------------------------------------------------------

                                       S-3

                                    EXHIBIT T

                                   [Reserved]

                                       T-1

                                    EXHIBIT U

                       Additional Disclosure Notification

**SEND VIA FAX TO 410-715-2380 AND VIA EMAIL TO
CTS.SEC.NOTIFICATIONS@WELLSFARGO.COM AND VIA OVERNIGHT MAIL TO THE ADDRESS
IMMEDIATELY BELOW**

Wells Fargo Bank, N.A., as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn: Corporate Trust Services-  [DEAL NAME]--SEC REPORT PROCESSING

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255
Attention: General Counsel and Chief Financial Officer

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section [ ] of the Pooling and Servicing Agreement, , dated
as of [     ][ ], 2006, among [     ], as [     ], [     ], as [     ], [     ],
as [     ] and [     ], as [     ]. the undersigned, as [     ], hereby notifies
you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form
[10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [        ],
phone number: [        ]; email address: [        ].

                                                 [NAME OF PARTY],
                                                 as [role]

                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                       U-1

                                    EXHIBIT V

                             Available Combinations

--------------------------------------------------------------------------------------------------------------------------
               EXCHANGEABLE REMIC CERTIFICATES                                  EXCHANGEABLE CERTIFICATES
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
EXCHANGEABLE REMIC CLASS   MAXIMUM INITIAL CLASS      CUSIP      EXCHANGEABLE CLASS   MAXIMUM INITIAL CLASS      CUSIP
                                BALANCE(1)           NUMBER                                BALANCE(1)           NUMBER
--------------------------------------------------------------------------------------------------------------------------
  REMIC COMBINATION 1                                               EXCHANGEABLE
                                                                   COMBINATION 1
--------------------------------------------------------------------------------------------------------------------------

          A-11                  $91,873,000        05950F AL 9          A-8               $118,872,000        05950F AH 8
--------------------------------------------------------------------------------------------------------------------------
          A-12                  $26,999,000        05950F AM 7
--------------------------------------------------------------------------------------------------------------------------
  REMIC COMBINATION 2                                               EXCHANGEABLE
                                                                   COMBINATION 2
-------------------------------------------------------------------------------------------------------------------------
          A-13                   $6,246,000        05950F AN 5          A-10               $25,774,000        05950F AK 1
--------------------------------------------------------------------------------------------------------------------------
          A-14                  $12,791,000        05950F AP 0
--------------------------------------------------------------------------------------------------------------------------
          A-15                   $6,737,000         05950 AQ 8
--------------------------------------------------------------------------------------------------------------------------
  REMIC COMBINATION 3                                               EXCHANGEABLE
                                                                   COMBINATION 3
--------------------------------------------------------------------------------------------------------------------------
          A-13                   $6,246,000        05950F AN 5          A-16                  $480,462        05950F AR 6
--------------------------------------------------------------------------------------------------------------------------
                                                                        A-17                $5,765,538        05950F AS 4
--------------------------------------------------------------------------------------------------------------------------
  REMIC COMBINATION 4                                               EXCHANGEABLE
                                                                   COMBINATION 4
--------------------------------------------------------------------------------------------------------------------------
          A-14                  $12,791,000        05950F AP 0          A-18                  $983,924        05950F AT 2
--------------------------------------------------------------------------------------------------------------------------
                                                                        A-19               $11,807,076        05950F AU 9
--------------------------------------------------------------------------------------------------------------------------
  REMIC COMBINATION 5                                               EXCHANGEABLE
                                                                   COMBINATION 5
--------------------------------------------------------------------------------------------------------------------------
          A-15                   $6,737,000         05950 AQ 8          A-20                  $518,231        05950F AV 7
--------------------------------------------------------------------------------------------------------------------------
                                                                        A-21                $6,218,769        05950F AW 5
--------------------------------------------------------------------------------------------------------------------------
  REMIC COMBINATION 6                                               EXCHANGEABLE
                                                                   COMBINATION 6
--------------------------------------------------------------------------------------------------------------------------
          A-13                   $6,246,000        05950F AN 5          A-22                $1,982,617        05950F AX 3
--------------------------------------------------------------------------------------------------------------------------
          A-14                  $12,791,000        05950F AP 0          A-23               $23,791,383        05950F AY 1
--------------------------------------------------------------------------------------------------------------------------
          A-15                   $6,737,000         05950 AQ 8
--------------------------------------------------------------------------------------------------------------------------
  REMIC COMBINATION 7                                               EXCHANGEABLE
                                                                   COMBINATION 7
--------------------------------------------------------------------------------------------------------------------------
          A-13                   $6,246,000        05950F AN 5          A-24                  $249,840        05950F AZ 8
--------------------------------------------------------------------------------------------------------------------------
                                                                        A-25                $5,996,160        05950F BA 2
--------------------------------------------------------------------------------------------------------------------------
  REMIC COMBINATION 8                                               EXCHANGEABLE
                                                                   COMBINATION 8
--------------------------------------------------------------------------------------------------------------------------
          A-14                  $12,791,000        05950F AP 0          A-26                  $511,640        05950F BB 0
--------------------------------------------------------------------------------------------------------------------------
                                                                        A-27               $12,279,360        05950F BC 8
--------------------------------------------------------------------------------------------------------------------------
  REMIC COMBINATION 9                                               EXCHANGEABLE
                                                                   COMBINATION 9
--------------------------------------------------------------------------------------------------------------------------
          A-15                   $6,737,000         05950 AQ 8          A-28                  $269,480        05950F BD 6
--------------------------------------------------------------------------------------------------------------------------
                                                                        A-29                $6,467,520        05950F BE 4
--------------------------------------------------------------------------------------------------------------------------
  REMIC COMBINATION 10                                              EXCHANGEABLE
                                                                   COMBINATION 10
--------------------------------------------------------------------------------------------------------------------------
          A-13                   $6,246,000        05950F AN 5          A-30                $1,030,960        05950F BF 1
--------------------------------------------------------------------------------------------------------------------------
          A-14                  $12,791,000        05950F AP 0          A-31               $24,743,040        05950F BG 9
--------------------------------------------------------------------------------------------------------------------------
          A-15                   $6,737,000         05950 AQ 8
--------------------------------------------------------------------------------------------------------------------------

                                       V-1

                                    EXHIBIT W

       Form of Request for Exchangeable REMIC or Exchangeable Certificates

                                                                       ___, 20__

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue,
Minneapolis, Minnesota 55479,
Attention: BAFC 2006-4

      Re:   Banc of America Funding 2006-4 Trust,
            Mortgage Pass-Through Certificates, Series 2006-4

Ladies and Gentlemen:

Pursuant to the terms of that certain Pooling and Servicing Agreement, dated
June 29, 2006, by and among Banc of America Funding Corporation, as depositor,
U.S. Bank National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and as securities administrator (in such capacity, the
"Securities Administrator"), we hereby present and surrender the [Exchangeable
REMIC Certificates] [Exchangeable Certificates] specified on Schedule I attached hereto (the ["Exchangeable REMIC Certificates"] ["Exchangeable Certificates"])
and transfer, assign, set over and otherwise convey to the Securities
Administrator, all of our right, title and interest in and to the [Exchangeable
REMIC Certificates] [Exchangeable Certificates], including all payments of interest thereon received after [______], 2006, in exchange for the
[Exchangeable Certificates] [Exchangeable REMIC Certificates] specified on
Schedule I attached hereto (the ["Exchangeable Certificates"] ["Exchangeable
REMIC Certificates"]).

We agree that upon such exchange the portions of the [Exchangeable REMIC
Certificates] [Exchangeable Certificates] designated for exchange shall be deemed cancelled and replaced by the [Exchangeable Certificates] [Exchangeable
REMIC Certificates] issued in exchange therefor. We confirm that we have paid a fee of $5,000 to the Securities Administrator in connection with such exchange.

                                        Sincerely,

                                        By: ____________________________________
                                            Name:
                                            Title:

                                       W-1

Acknowledged by:

WELLS FARGO BANK, N.A.,
  as Securities Administrator

By: ____________________________
Name:
Title:

                                       W-2

                                   SCHEDULE I

                                       W-3